UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:     12/31

Date of reporting period: 12/31/15

Item 1.	Reports to Stockholders.

Annual Report December 31, 2015

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Annual Report

Table of Contents

Important Notes to Performance Information	i
*Statement of Additional Information Supplement for all Funds	SAI-1

Fund Summaries
Franklin Flex Cap Growth VIP Fund	FFC-1
Franklin Founding Funds Allocation VIP Fund	FFA-1
Franklin Global Real Estate VIP Fund	FGR-1
Franklin Growth and Income VIP Fund	FGI-1
Franklin High Income VIP Fund	FH-1
*Prospectus Supplement	FH-6
Franklin Income VIP Fund	FI-1
Franklin Large Cap Growth VIP Fund	FLG-1
Franklin Mutual Global Discovery VIP Fund	MGD-1
Franklin Mutual Shares VIP Fund	MS-1
Franklin Rising Dividends VIP Fund	FRD-1
Franklin Small Cap Value VIP Fund	FSV-1
Franklin Small-Mid Cap Growth VIP Fund	FSC-1
Franklin Strategic Income VIP Fund	FSI-1
*Prospectus Supplements	FSI-7
Franklin U.S. Government Securities VIP Fund	FUS-1
Franklin VolSmart Allocation VIP Fund (formerly, Franklin Managed Volatility Global Allocation VIP Fund)	FVA-1
Templeton Developing Markets VIP Fund	TD-1
Templeton Foreign VIP Fund	TF-1
Templeton Global Bond VIP Fund	TGB-1
Templeton Growth VIP Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED FEBRUARY 8, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The statement of additional information (SAI) is amended as follows:

The section under the heading “Dealer Compensation” beginning on page 99 is replaced with the following:

In addition to the payments above, Distributors and/or its affiliates may make the following payments out of its own assets to certain dealers who sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest directly or indirectly in the Trust (VIP Qualifying Dealers):

Marketing support payments. Distributors may make payments to VIP Qualifying Dealers out of its own resources. A VIP Qualifying Dealer’s marketing support services may include business planning assistance, marketing and advertising, training and ongoing education and support for dealer personnel about the Franklin Templeton funds (including the Trust) and financial planning needs of shareholders of the Franklin Templeton funds or contract owners that allocate contract value indirectly to one or more Franklin Templeton funds, placement on the VIP Qualifying Dealer’s list of offered funds, access to sales meetings, sales representatives and management representatives of the dealer, and contract owner assistance in allocating contract value directly or indirectly to the Trust. Distributors compensates VIP Qualifying Dealers differently depending upon, among other factors, whether the VIP Qualifying Dealer is directly selling Franklin Templeton funds, or participating in the offering of variable insurance products that invest directly or indirectly in the Trust, sales and asset levels, redemption rates and the level and/or type of marketing and educational activities provided by the VIP Qualifying Dealer. Such compensation may include financial assistance to such dealers that enable Distributors to develop, manage or participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. Currently, Distributors does not make marketing support payments in connection with the Trust except under limited circumstances for certain Funds of the Trust offered through a special product. Marketing support payments will not exceed 0.20% of the relevant Fund’s or Funds’ average daily net assets attributable to an insurance company, on an annual basis.

Other payments. From time to time, Distributors, at its expense, may provide additional compensation to VIP Qualifying Dealers which sell or arrange for the direct or indirect sale of shares of Franklin Templeton funds, including the Trust. Such compensation may include financial assistance to VIP Qualifying Dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the

SAI-1

opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law. Distributors and/or its affiliates may also reimburse VIP Qualifying Dealers and/or their affiliates for certain costs associated with obtaining voting instructions from contract owners and the solicitation process in connection with Trust-sponsored proxy statements.

You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and any services provided. Additional disclosure may be included in the insurance contract prospectus.

Please keep this supplement with your statement of additional information for future reference.

SAI-2

Franklin Flex Cap Growth VIP Fund

This annual report for Franklin Flex Cap Growth VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	+4.37%	+9.63%	+6.65%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/16, and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Growth Index, the Russell 3000® Growth Index and the Standard & Poors® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +5.67% total return, the Russell 3000® Growth Index delivered a +5.09% total return, and the S&P 500 produced a +1.38% total return for the same period.1

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.2 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FFC-2	Annual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015. The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Top 10 Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
Facebook Inc., A Software & Services	4.4%
Alphabet Inc., C Software & Services	3.7%
Celgene Corp. Pharmaceuticals, Biotechnology & Life Sciences	3.4%
Amazon.com Inc. Retailing	3.3%
MasterCard Inc., A Software & Services	3.3%
Apple Inc. Technology Hardware & Equipment	2.7%
ServiceNow Inc. Software & Services	2.6%
NXP Semiconductors NV (Netherlands) Semiconductors & Semiconductor Equipment	2.5%
Allergan PLC Pharmaceuticals, Biotechnology & Life Sciences	2.4%
Signature Bank Banks	2.4%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Manager’s Discussion

During the year under review, many sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, notable contributors included stock selection in materials, consumer discretionary and information technology (IT).3 An overweighting in IT, which performed well, also benefited Fund performance.

In the materials sector, our holding in specialty materials and chemicals company Cytec Industries contributed to relative returns.4,5 Cytec shares surged in July due to an announced acquisition by Belgium-based Solvay at a premium to Cytec’s share price. Solvay completed the acquisition in December.

Within consumer discretionary, top performers included online retail shopping service provider Amazon.com and footwear, apparel and equipment manufacturer NIKE. Amazon reported strong, sustained revenue growth in core domestic retail,

3. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

4. Not part of the index.

5. Not held at period-end.

Annual Report	FFC-3

FRANKLIN FLEX CAP GROWTH VIP FUND

including Amazon Prime customers, and better-than-expected profits for its new Amazon Web Services cloud computing business. Additionally, the company reportedly improved its fixed and variable costs through lower shipping expenses, better use of fulfillment centers and growing use of third-party sellers. We feel that NIKE is exposed to the best secular growth area in the apparel industry and is a leader in the growing athletic category. In our view, it has a proven category strategy driven by innovation and marketing that has shown success in the U.S. and is now being replicated across the globe.

In IT, video game company Electronic Arts and next generation network and computer security firm Palo Alto Networks enjoyed some of the largest gains. Under new management, Electronic Arts experienced improved game quality and expanded margins. The company also benefited from excitement about the release of its Star Wars game, which sought to capitalize on the new Star Wars movie. Palo Alto Networks benefited in fiscal year 2015 from growing market share and sales of its strong product portfolio and from a variety of high profile cyber attacks that helped to expand the overall cybersecurity market.

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care and industrials sectors.6 An underweighting in the consumer staples sector, which performed well, also hurt relative results.7

In health care, our positions in multinational specialty pharmaceutical company Valeant Pharmaceuticals International4,5 and health care service provider Envision Healthcare Holdings hurt relative performance. Valeant’s aggressive business model has been challenged due to a high debt load from mergers and acquisitions, aggressive price increases and the use of alternative pharmacy distribution programs. Envision’s stock fell when the company missed its third-quarter earnings estimate resulting from underperforming contracts that led to lower revenue and higher labor costs, which pressured margins. We believed these were short-term, transient operational issues that can be fixed and the stock’s sharp decline was unwarranted.

In the industrials sector, Spirit Airlines hampered Fund performance when the company’s fares came under pressure as American Airlines and Southwest Airlines added capacity in some of their core markets. In our analysis, this pressure could continue into 2016, but over the long term we expect Spirit’s low-cost advantage could lead to profitable growth for several years.

Within consumer staples, our position in Whole Foods Market hindered relative results.5 The natural and organic foods supermarket operator continued to experience slower sales volumes primarily due to increased competition from both conventional and specialty grocery retailers. The company has been working to further differentiate its offering and become more price competitive, but its results have been below expectations.

Another key individual detractor was asset management company Affiliated Managers Group. Its shares fell due to a drop in assets under management driven by lower global equity markets, slightly weaker quarterly flows, less optimism for performance fee accruals, and sector-wide price-earnings multiple compression (when stock prices move down despite higher earnings).

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

7. The consumer staples sector comprises food, beverage and tobacco in the SOI.

FFC-4	Annual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 975.20	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FFC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.61	$18.11	$13.21	$12.09	$12.70

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.08)	(0.01)	0.01	(0.02)

Net realized and unrealized gains (losses)	1.00	1.09	4.95	1.11	(0.59)

Total from investment operations	0.94	1.01	4.94	1.12	(0.61)

Less distributions from:

Net investment income	—	—	(—)[c]	—	—

Net realized gains	(10.46)	(2.51)	(0.04)	—	—

Total distributions	(10.46)	(2.51)	(0.04)	—	—

Net asset value, end of year	$7.09	$16.61	$18.11	$13.21	$12.09

Total return[d]	4.37%	6.11%	37.48%	9.26%	(4.80)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.33%	1.20%	1.18%	1.18%	1.16%

Expenses net of waiver and payments by affiliates	0.96%	0.95%	0.93%	0.93%	0.93%

Net investment income (loss)	(0.62)%	(0.46)%	(0.09)%	0.09%	(0.14)%

Supplemental data

Net assets, end of year (000’s)	$82,901	$93,354	$169,123	$159,122	$188,527

Portfolio turnover rate	88.15%	52.83%	52.15%	43.50%	63.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

FFC-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.44	$17.96	$13.12	$12.01	$12.63

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	(0.10)	(0.03)	(—)[c]	(0.03)

Net realized and unrealized gains (losses)	0.99	1.09	4.91	1.11	(0.59)

Total from investment operations	0.92	0.99	4.88	1.11	(0.62)

Less distributions from net realized gains	(10.46)	(2.51)	(0.04)	—	—

Net asset value, end of year	$6.90	$16.44	$17.96	$13.12	$12.01

Total return[d]	4.32%	5.98%	37.28%	9.24%	(4.91)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.43%	1.30%	1.28%	1.28%	1.26%

Expenses net of waiver and payments by affiliates	1.06%	1.05%	1.03%	1.03%	1.03%

Net investment income (loss)	(0.72)%	(0.56)%	(0.19)%	(0.01)%	(0.24)%

Supplemental data

Net assets, end of year (000’s)	$34,479	$31,355	$251,339	$216,607	$270,598

Portfolio turnover rate	88.15%	52.83%	52.15%	43.50%	63.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Flex Cap Growth VIP Fund
		Shares	Value

	Common Stocks 98.2%
	Automobiles & Components 0.6%
a	Tesla Motors Inc.	3,100	$744,031

	Banks 3.2%
a	Signature Bank	18,000	2,760,660
a	SVB Financial Group	8,600	1,022,540

			3,783,200

	Capital Goods 5.8%
	Fortune Brands Home & Security Inc.	45,000	2,497,500
a	HD Supply Holdings Inc.	78,500	2,357,355
	Honeywell International Inc.	8,650	895,881
	Roper Technologies Inc.	5,750	1,091,292

			6,842,028

	Commercial & Professional Services 1.6%
a	IHS Inc., A	10,000	1,184,300
a	Stericycle Inc.	6,000	723,600

			1,907,900

	Consumer Durables & Apparel 5.1%
	NIKE Inc., B	42,500	2,656,250
a	TRI Pointe Group Inc.	190,000	2,407,300
a	Under Armour Inc., A	11,000	886,710

			5,950,260

	Consumer Services 1.4%
	Starbucks Corp.	27,000	1,620,810

	Diversified Financials 3.3%
a	Affiliated Managers Group Inc.	10,800	1,725,408
	Intercontinental Exchange Inc.	4,800	1,230,048
a	PRA Group Inc.	27,500	953,975

			3,909,431

	Energy 1.2%
	Cabot Oil & Gas Corp., A	59,000	1,043,710
a	RigNet Inc.	16,500	341,385

			1,385,095

	Food, Beverage & Tobacco 3.4%
	Constellation Brands Inc., A	14,500	2,065,380
a	Monster Beverage Corp.	13,300	1,981,168

			4,046,548

	Health Care Equipment & Services 6.9%
a	Cerner Corp.	18,000	1,083,060
a	DexCom Inc.	8,000	655,200
a	Edwards Lifesciences Corp.	12,080	954,078
a	Envision Healthcare Holdings Inc.	59,500	1,545,215
	McKesson Corp.	13,300	2,623,159
	Medtronic PLC	11,980	921,502
a	Nevro Corp.	5,000	337,550

			8,119,764

FFC-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Materials 1.5%
	Ecolab Inc.	15,000	$1,715,700

	Media 3.2%
a	Charter Communications Inc., A	6,500	1,190,150
a	Global Eagle Entertainment Inc.	2,040	20,135
a	IMAX Corp. (Canada)	16,500	586,410
	The Walt Disney Co.	19,000	1,996,520

			3,793,215

	Pharmaceuticals, Biotechnology & Life Sciences 12.1%
a	Allergan PLC	8,850	2,765,625
a	Biogen Inc.	4,900	1,501,115
	Bristol-Myers Squibb Co.	22,800	1,568,412
a	Celgene Corp.	33,500	4,011,960
a	Celldex Therapeutics Inc.	23,980	376,006
	Gilead Sciences Inc.	14,500	1,467,255
a	Illumina Inc.	3,800	729,391
a	NantKwest Inc.	9,340	161,862
a,b	NantKwest Inc.	3,600	56,149
a	Regeneron Pharmaceuticals Inc.	1,900	1,031,453
a	Revance Therapeutics Inc.	16,060	548,610

			14,217,838

	Real Estate 2.3%
	American Tower Corp.	14,000	1,357,300
	Equinix Inc.	4,250	1,285,200

			2,642,500

	Retailing 7.9%
	Advance Auto Parts Inc.	7,800	1,173,978
a	Amazon.com Inc.	5,800	3,920,162
	Expedia Inc.	10,500	1,305,150
a	The Priceline Group Inc.	1,600	2,039,920
	Tractor Supply Co.	9,110	778,905

			9,218,115

	Semiconductors & Semiconductor Equipment 4.7%
a	Cavium Inc.	23,000	1,511,330
a	Nanometrics Inc.	18,000	272,520
a	NXP Semiconductors NV (Netherlands)	35,000	2,948,750
	Skyworks Solutions Inc.	10,070	773,678

			5,506,278

	Software & Services 27.1%
a	Alphabet Inc., C	5,800	4,401,504
a	CoStar Group Inc.	5,750	1,188,468
a	Electronic Arts Inc.	10,800	742,176
a	Ellie Mae Inc.	6,500	391,495
a	EPAM Systems Inc.	5,500	432,410
a	Facebook Inc., A	49,000	5,128,340
a	FleetCor Technologies Inc.	15,500	2,215,415
a	LinkedIn Corp., A	6,250	1,406,750
	MasterCard Inc., A	40,250	3,918,740

Annual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Software & Services (continued)
a	Mobileye NV	16,300	$689,164
a	Paylocity Holding Corp.	23,000	932,650
a	Salesforce.com Inc.	29,000	2,273,600
a	ServiceNow Inc.	35,500	3,072,880
a	Twitter Inc.	27,500	636,350
a	Tyler Technologies Inc.	9,250	1,612,460
	Visa Inc., A	31,000	2,404,050
a	Zendesk Inc.	15,000	396,600

			31,843,052

	Technology Hardware & Equipment 6.6%
	Apple Inc.	30,500	3,210,430
	Harris Corp.	27,000	2,346,300
a	Palo Alto Networks Inc.	12,250	2,157,715

			7,714,445

	Transportation 0.3%
a	Spirit Airlines Inc.	8,000	318,800

	Total Common Stocks (Cost $75,934,556)		115,279,010
	Other Assets, less Liabilities 1.8%		2,100,923

	Net Assets 100.0%		$117,379,933

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the value of this security was $56,149, representing 0.05% of net assets.

FFC-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated Issuers	$75,934,556

Value - Unaffiliated Issuers	$115,279,010
Receivables:
Investment securities sold	3,434,671
Capital shares sold	40,205
Dividends	51,776
Other assets	9

Total assets	118,805,671

Liabilities:
Payables:
Investment securities purchased	375,515
Capital shares redeemed	441,150
Management fees	45,216
Distribution fees	56,233
Funds advanced by custodian	444,361
Accrued expenses and other liabilities	63,263

Total liabilities	1,425,738

Net assets, at value	$117,379,933

Net assets consist of:
Paid-in capital	$64,071,817
Net unrealized appreciation (depreciation)	39,344,454
Accumulated net realized gain (loss)	13,963,662

Net assets, at value	$117,379,933

Class 2:
Net assets, at value	$82,900,633

Shares outstanding	11,699,531

Net asset value and maximum offering price per share	$7.09

Class 4:
Net assets, at value	$34,479,300

Shares outstanding	5,000,308

Net asset value and maximum offering price per share	$6.90

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends	$427,856

Expenses:
Management fees (Note 3a)	1,218,011
Distribution fees: (Note 3c)
Class 2	228,119
Class 4	115,420
Custodian fees (Note 4)	1,122
Reports to shareholders	76,969
Professional fees	36,814
Trustees’ fees and expenses	542
Other	7,607

Total expenses	1,684,604
Expenses waived/paid by affiliates (Note 3e and 3f)	(458,962)

Net expenses	1,225,642

Net investment income (loss)	(797,786)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	14,700,445
Net change in unrealized appreciation (depreciation) on investments	(9,006,175)

Net realized and unrealized gain (loss)	5,694,270

Net increase (decrease) in net assets resulting from operations	$4,896,484

FFC-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(797,786)	$(1,796,043)
Net realized gain (loss)	14,700,445	136,983,635
Net change in unrealized appreciation (depreciation)	(9,006,175)	(121,113,931)

Net increase (decrease) in net assets resulting from operations	4,896,484	14,073,661

Distributions to shareholders from:
Net realized gains:
Class 2	(55,457,455)	(23,244,460)
Class 4	(20,021,151)	(34,835,360)

Total distributions to shareholders	(75,478,606)	(58,079,820)

Capital share transactions: (Note 2)
Class 2	41,392,972	(59,517,033)
Class 4	21,859,783	(192,229,021)

Total capital share transactions	63,252,755	(251,746,054)

Net increase (decrease) in net assets	(7,329,367)	(295,752,213)
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	124,709,300	420,461,513

End of year	$117,379,933	$124,709,300

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 40.72% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country

FFC-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has less than 50% probability that it will be sustained by examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in the its financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	2,700,321	$22,329,959	1,271,685	$22,546,625
Shares issued in reinvestment of distributions	7,659,869	55,457,455	1,454,597	23,244,460
Shares redeemed	(4,281,552)	(36,394,442)	(6,444,966)	(105,308,118)

Net increase (decrease)	6,078,638	$41,392,972	(3,718,684)	$(59,517,033)

Class 4 Shares:
Shares sold	1,255,219	$10,687,379	1,157,788	$20,021,648
Shares issued in reinvestment of distributions	2,839,880	20,021,151	2,201,982	34,835,359
Shares redeemed	(1,002,629)	(8,848,747)	(15,445,351)	(247,086,028)

Net increase (decrease)	3,092,470	$21,859,783	(12,085,581)	$(192,229,021)

FFC-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

Annual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	3,647,947	53,146,943	(56,794,890)	—	$—	$—	$—	—%

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class 2 and Class 4 of the Fund do not exceed 0.71%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions compiled with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $0 and $157,253, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,341,946	$5,771,146
Long term capital gain	74,136,659	52,308,674

	$75,478,605	$58,079,820

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$76,453,370

Unrealized appreciation	$41,040,801
Unrealized depreciation	(2,215,161)

Net unrealized appreciation (depreciation)	$38,825,640

Distributable earnings - undistributed long term capital gains	$14,482,479

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due differing treatment of wash sales.

FFC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $105,385,283 and $119,559,459, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Pharmaceuticals, Biotechnology & Life Sciences	$14,161,689	$—	$56,149	$14,217,838
All Other Equity Investments[b]	101,061,172	—	—	101,061,172

Total Investments in Securities	$115,222,861	$—	$56,149	$115,279,010

aIncludes common stocks.

bFor detailed categories, see the accompanying Statement of Investments.

Annual Report	FFC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

8. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Flex Cap Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	FFC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Flex Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $74,136,659 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 25.26% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

FFC-22	Annual Report

Franklin Founding Funds Allocation VIP Fund

This annual report for Franklin Founding Funds Allocation VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	Since Inception (7/2/07)
Average Annual Total Return	-6.21%	+6.28%	+1.79%

*The Fund has an expense reduction contractually guaranteed through at least 4/30/16. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 generated a +1.38% total return and the MSCI World Index had a -0.32% total return for the same period.1

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

measured by the S&P 500, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FFA-2	Annual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the 12 months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 underperformed the S&P 500. Templeton Growth VIP Fund –Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading

“Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15	Expenses Paid During Period** 7/1/15–12/31/15
Actual	$1,000	$ 932.30	$1.70	$4.97
Hypothetical (5% return before expenses)	$1,000	$1,023.44	$1.79	$5.19

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFA-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.47	$7.47	$8.55	$7.63	$7.73

Income from investment operations[a]:

Net investment income[b,c]	0.26	0.22	0.30	0.26	0.25

Net realized and unrealized gains (losses)	(0.68)	0.02	1.42	0.90	(0.35)

Total from investment operations	(0.42)	0.24	1.72	1.16	(0.10)

Less distributions from:

Net investment income	(0.24)	(0.23)	(1.15)	(0.24)	(—)[d]

Net realized gains	(0.01)	(0.01)	(1.65)	—	—

Total distributions	(0.25)	(0.24)	(2.80)	(0.24)	(—)[d]

Net asset value, end of year	$6.80	$7.47	$7.47	$8.55	$7.63

Total return[e]	(5.93)%	3.05%	24.14%	15.56%	(1.28)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	0.11%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[f]	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	3.51%	2.88%	3.67%	4.06%	3.44%

Supplemental data

Net assets, end of year (000’s)	$1,083	$1,114	$952	$767	$470

Portfolio turnover rate	0.26%	4.80%	3.91%	28.46% [g]	58.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.67% for the year ended December 31, 2015.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.42	$7.42	$8.51	$7.59	$7.71

Income from investment operations[a]:

Net investment income[b,c]	0.24	0.20	0.27	0.25	0.23

Net realized and unrealized gains (losses)	(0.68)	0.02	1.42	0.89	(0.35)

Total from investment operations	(0.44)	0.22	1.69	1.14	(0.12)

Less distributions from:

Net investment income	(0.22)	(0.21)	(1.13)	(0.22)	(—)[d]

Net realized gains	(0.01)	(0.01)	(1.65)	—	—

Total distributions	(0.23)	(0.22)	(2.78)	(0.22)	(—)[d]

Net asset value, end of year	$6.75	$7.42	$7.42	$8.51	$7.59

Total return[e]	(6.21)%	2.85%	23.77%	15.33%	(1.54)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	0.36%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[f]	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	3.26%	2.63%	3.42%	3.81%	3.19%

Supplemental data

Net assets, end of year (000’s)	$480,715	$557,704	$547,506	$472,686	$448,101

Portfolio turnover rate	0.26%	4.80%	3.91%	28.46% [g]	58.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.67% for the year ended December 31, 2015.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.54	$7.54	$8.49	$7.58	$7.71

Income from investment operations[a]:

Net investment income[b,c]	0.23	0.20	0.26	0.30	0.24

Net realized and unrealized gains (losses)	(0.68)	0.02	1.43	0.83	(0.37)

Total from investment operations	(0.45)	0.22	1.69	1.13	(0.13)

Less distributions from:

Net investment income	(0.21)	(0.21)	(0.99)	(0.22)	(—)[d]

Net realized gains	(0.01)	(0.01)	(1.65)	—	—

Total distributions	(0.22)	(0.22)	(2.64)	(0.22)	(—)[d]

Net asset value, end of year	$6.87	$7.54	$7.54	$8.49	$7.58

Total return[e]	(6.24)%	2.75%	23.68%	15.17%	(1.67)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	0.46%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[f]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	3.16%	2.53%	3.32%	3.71%	3.09%

Supplemental data

Net assets, end of year (000’s)	$550,825	$702,324	$676,781	$493,813	$2,860,928

Portfolio turnover rate	0.26%	4.80%	3.91%	28.46% [g]	58.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.67% for the year ended December 31, 2015.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Founding Funds Allocation VIP Fund
	Shares	Value

Investments in Underlying Funds[a]
Domestic Equity 33.0%
Franklin Mutual Shares VIP Fund, Class 1	17,510,038	$341,095,541

Domestic Hybrid 33.1%
Franklin Income VIP Fund, Class 1	23,343,030	341,741,958

Foreign Equity 33.0%
Templeton Growth VIP Fund, Class 1	25,118,084	340,098,855

Total Investments in Underlying Funds (Cost $816,509,979) 99.1%		1,022,936,354
Other Assets, less Liabilities 0.9%		9,686,602

Net Assets 100.0%		$1,032,622,956

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in Underlying Funds: (Note 3d)
Cost	$816,509,979

Value	$1,022,936,354
Cash	10,419,572
Receivables from capital shares sold	470,113
Other assets	97

Total assets	1,033,826,136

Liabilities:
Payables:
Capital shares redeemed	511,026
Administrative fees	68,315
Distribution fees	538,728
Accrued expenses and other liabilities	85,111

Total liabilities	1,203,180

Net assets, at value	$1,032,622,956

Net assets consist of:
Paid-in capital	$810,201,014
Undistributed net investment income	35,824,134
Net unrealized appreciation (depreciation)	206,426,375
Accumulated net realized gain (loss)	(19,828,567)

Net assets, at value	$1,032,622,956

Class 1:
Net assets, at value	$1,082,902

Shares outstanding	159,230

Net asset value and maximum offering price per share	$6.80

Class 2:
Net assets, at value	$480,714,874

Shares outstanding	71,179,047

Net asset value and maximum offering price per share	$6.75

Class 4:
Net assets, at value	$550,825,180

Shares outstanding	80,231,570

Net asset value and maximum offering price per share	$6.87

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from Underlying Funds (Note 3d)	$42,133,323

Expenses:
Administrative fees (Note 3a)	1,167,886
Distribution fees: (Note 3b)
Class 2	1,322,682
Class 4	2,228,850
Reports to shareholders	93,286
Professional fees	38,539
Trustees’ fees and expenses	5,206
Other	12,960

Total expenses	4,869,409
Expenses waived/paid by affiliates (Note 3e)	(149,965)

Net expenses	4,719,444

Net investment income	37,413,879

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of investments in Underlying Funds (Note 3d)	10,101,462
Realized gain distribution by Underlying Funds (Note 3d)	25,299,143

Net realized gain (loss)	35,400,605

Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(142,745,103)

Net realized and unrealized gain (loss)	(107,344,498)

Net increase (decrease) in net assets resulting from operations	$(69,930,619)

FFA-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$37,413,879	$33,255,768
Net realized gain (loss)	35,400,605	1,584,965
Net change in unrealized appreciation (depreciation)	(142,745,103)	(1,653,471)

Net increase (decrease) in net assets resulting from operations	(69,930,619)	33,187,262

Distributions to shareholders from:
Net investment income:
Class 1	(36,795)	(32,764)
Class 2	(15,525,526)	(15,578,364)
Class 4	(17,645,320)	(19,895,877)
Net realized gains:
Class 1	(1,845)	(924)
Class 2	(848,940)	(475,173)
Class 4	(1,013,211)	(618,180)

Total distributions to shareholders	(35,071,637)	(36,601,282)

Capital share transactions: (Note 2)
Class 1	76,918	164,958
Class 2	(28,851,107)	11,105,994
Class 4	(94,741,812)	28,046,285

Total capital share transactions	(123,516,001)	39,317,237

Net increase (decrease) in net assets	(228,518,257)	35,903,217
Net assets:
Beginning of year	1,261,141,213	1,225,237,996

End of year	$1,032,622,956	$1,261,141,213

Undistributed net investment income included in net assets:
End of year	$35,824,134	$31,617,896

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have

FFA-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	19,319	$143,699	37,779	$289,740
Shares issued in reinvestment of distributions	5,229	38,640	4,341	33,688
Shares redeemed	(14,405)	(105,421)	(20,435)	(158,470)

Net increase (decrease)	10,143	$76,918	21,685	$164,958

Class 2 Shares:
Shares sold	6,246,409	$45,291,801	11,044,608	$83,657,513
Shares issued in reinvestment of distributions	2,227,819	16,374,466	2,082,171	16,053,537
Shares redeemed	(12,470,063)	(90,517,374)	(11,722,596)	(88,605,056)

Net increase (decrease)	(3,995,835)	$(28,851,107)	1,404,183	$11,105,994

Class 4 Shares:
Shares sold	2,856,721	$21,294,894	13,809,688	$106,773,129
Shares issued in reinvestment of distributions	2,494,456	18,658,531	2,616,589	20,514,057
Shares redeemed	(18,324,962)	(134,695,237)	(12,995,650)	(99,240,901)

Net increase (decrease)	(12,973,785)	$(94,741,812)	3,430,627	$28,046,285

Annual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the year ended December 31, 2015, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)		% of Underlying Fund Shares Outstanding Held at End of Year

Franklin Income VIP Fund, Class 1	25,395,586	1,249,587	(3,302,143)	23,343,030	$341,741,958	$18,633,204	$(2,749,240)		5.72%
Franklin Mutual Shares VIP Fund, Class 1	18,222,604	1,964,845	(2,677,411)	17,510,038	341,095,541	12,563,420	36,055,660	[a]	8.16%
Templeton Growth VIP Fund, Class 1	28,094,843	873,588	(3,850,347)	25,118,084	340,098,855	10,936,699	2,094,185		23.40%

Total					$1,022,936,354	$42,133,323	$35,400,605

aIncludes realized gain distributions received.

e. Waiver and Expense Reimbursements

FT Services contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

FFA-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$33,207,641	$36,432,932
Long term capital gain	1,863,996	168,350

	$35,071,637	$36,601,282

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$868,808,259

Unrealized appreciation	$206,426,375
Unrealized depreciation	(52,298,280)

Net unrealized appreciation (depreciation)	$154,128,095

Undistributed ordinary income	$35,824,134
Undistributed long term capital gains	32,469,704

Distributable earnings	$68,293,838

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2015, aggregated $3,040,000 and $168,100,000, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

Annual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Founding Funds Allocation VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Founding Funds Allocation VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,863,996 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 40.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

At December 31, 2015, the Fund, a qualified fund of funds under Section 852(g)(2) of the Code, received an allocation of foreign taxes paid from one or more of its underlying funds. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2016 distribution date, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FFA-18	Annual Report

Franklin Global Real Estate VIP Fund

We are pleased to bring you Franklin Global Real Estate VIP Fund’s annual report for the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	+0.57%	+7.31%	+1.20%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the FTSE® EPRA®/NAREIT® Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGR-1

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a +0.05% total return for the same period.1

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, generated a modest positive total return for 2015.2

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

FGR-2	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments.2 Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy, and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

Global Real Estate Market Overview

Overall, global real estate markets ended relatively flat for the 12 months under review. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Spain, Sweden and Italy far outpaced the index and led global real estate markets. Israel and Austria also posted solid results. In contrast, some markets represented in the index lost value, including Norway, Canada, Hong Kong and Singapore. At period-end, the U.S. was the index’s largest country weighting.

Top 10 Countries
12/31/15
% of Total Net Assets
U.S.	54.8%
Japan	11.1%
Hong Kong	6.6%
U.K.	6.6%
Australia	5.3%
France	4.3%
Germany	2.7%
Singapore	1.8%
Sweden	1.5%
China	1.3%

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included stock selection in the office space sector and an overweighting and stock selection in the self-storage sector.3 Shares of storage REIT CubeSmart performed well, reflecting continued strength in operating trends for the self-storage property sector. The company continued to generate one of the best core operating results among its peers. CubeSmart successfully increased occupancy and rent levels for its existing portfolio and for recently acquired assets. We believe the company has remained well positioned to benefit from additional consolidation opportunities within the highly fragmented storage property sector.

3. Office space holdings are in office REITs and real estate operating companies in the SOI. Self-storage holdings are in specialized REITs in the SOI.

Annual Report	FGR-3

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Within the diversified sector, the Fund’s investment in Japanese REIT Invincible Investment also boosted results.4 Its shares outperformed the broader benchmark index during the 12-month period. The trust aggressively expanded into hotels and increased its portfolio size significantly over the past two years. In 2015, Invincible reported robust earnings growth driven by acquisitions of properties, as well as higher occupancy and average daily rate for its existing hotels, based on Japan’s strong tourism industry. U.S. asset manager Fortress Group had an ample supply of hotel assets in Japan, which may provide further growth opportunities for Invincible.

An overweighting in the specialty sector also enhanced returns, particularly with an off-benchmark investment in U.S.-based data center operator CoreSite Realty.5 Shares rose in value after the company reported a significant increase in third-quarter revenue growth compared with the same period in the prior year. Investors also welcomed the company’s aggressive expansion in Northern Virginia and California’s Silicon Valley.

In contrast, the Fund’s stock selection in the industrial property sector was a key detractor from relative performance.6 Nippon Prologis REIT, a major sector detractor, underperformed the benchmark index during the 12-month period. The REIT was hurt by investor concerns about the impact of the company’s large supply of logistics properties in late 2015 and 2016, and potential delays in acquisitions given the longer time needed to lease newly developed facilities. The overall vacancy rate for logistics facilities in the greater Tokyo area remained low and Nippon Prologis’s portfolio enjoyed high occupancy and resilient earnings based on its high portfolio quality. We believe investors will closely monitor demand and supply dynamics going forward.

Security selection in the health care property sector also hampered relative returns. Shares of U.S.-based health care REIT Sabra7 have been under pressure for some time since it disclosed details about a Texas-based hospital tenant’s financing problems. Despite Sabra’s limited exposure to this tenant, and its earlier attempts to reassure investors that this was a manageable, asset-specific issue, the issue worsened and resulted in the tenant’s bankruptcy. The company’s rate of return required to raise investments also deteriorated after a recent sell-off, making it much harder for the company to plan for future acquisitions.

Top 10 Holdings
12/31/15
Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	5.4%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	3.2%
Equity Residential Residential REITs, U.S.	3.2%
Unibail-Rodamco SE Retail REITs, France	2.8%
Public Storage Specialized REITs, U.S.	2.5%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.4%
Prologis Inc. Industrial REITs, U.S.	2.3%
Boston Properties Inc. Office REITs, U.S.	2.2%
Welltower Inc. Health Care REITs, U.S.	2.1%
Essex Property Trust Inc. Residential REITs, U.S.	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Although the hotel/resort sector was a slight contributor generally, the Fund’s investment in U.S.-based hotelier Pebblebrook Hotel Trust7 weighed on results over 2015.8 Pebblebrook shares underperformed the overall REIT index during the period following the company’s disappointing quarterly results and its deteriorating outlook for the remainder of 2015. Investors became disappointed after the company’s well-respected chief executive officer reduced revenue guidance several times within a short period. In addition to having concerns about the negative impact from renovations, Pebblebrook’s investors grew more cautious about the company’s exposure to gateway cities such as San Francisco and New York City. Pebblebrook’s properties in these cities were hurt by softened visitor demand reflecting the impact of hotel alternatives such as Airbnb, weakened inbound international travel due to a stronger U.S. dollar and a large number of competitors in New York City.

4. Diversified holdings are in diversified real estate activities, diversified REITs, real estate development, real estate operating companies and residential REITs in the SOI.

5. Specialty holdings are in office REITs and specialized REITs in the SOI.

6. Industrial holdings are in diversified REITs, industrial REITs and real estate operating companies in the SOI.

7. Sold by period-end.

8. Hotel/resort holdings are in hotel and resort REITs and hotels, resorts and cruise lines in the SOI.

FGR-4	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$1,036.00	$6.98
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.36%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGR-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.36	$14.29		$14.66	$11.47	$13.12

Income from investment operations[a]:

Net investment income[b]	0.24	0.26		0.24	0.25	0.21

Net realized and unrealized gains (losses)	(0.12)	1.92		0.13	2.94	(0.83)

Total from investment operations	0.12	2.18		0.37	3.19	(0.62)

Less distributions from net investment income and net foreign currency gains	(0.55)	(0.11)		(0.74)	—	(1.03)

Net asset value, end of year	$15.93	$16.36		$14.29	$14.66	$11.47

Total return[c]	0.83%	15.27%		2.61%	27.81%	(5.45)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.11%	1.10%		1.10%	1.11%	1.12%

Expenses net of waiver and payments by affiliates	1.11%	1.10%	[d]	1.10%	1.07%	0.98%

Net investment income	1.49%	1.66%		1.62%	1.92%	1.64%

Supplemental data

Net assets, end of year (000’s)	$32,161	$35,686		$34,276	$38,329	$33,670

Portfolio turnover rate	23.35%	16.67%		21.29%	22.29%	28.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.95	$13.93		$14.27	$11.20	$12.83

Income from investment operations[a]:

Net investment income[b]	0.20	0.21		0.20	0.21	0.17

Net realized and unrealized gains (losses)	(0.12)	1.88		0.13	2.86	(0.81)

Total from investment operations	0.08	2.09		0.33	3.07	(0.64)

Less distributions from net investment income and net foreign currency gains	(0.51)	(0.07)		(0.67)	—	(0.99)

Net asset value, end of year	$15.52	$15.95		$13.93	$14.27	$11.20

Total return[c]	0.57%	15.01%		2.32%	27.41%	(5.65)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.35%		1.35%	1.36%	1.37%

Expenses net of waiver and payments by affiliates	1.36%	1.35%	[d]	1.35%	1.32%	1.23%

Net investment income	1.24%	1.41%		1.37%	1.67%	1.39%

Supplemental data

Net assets, end of year (000’s)	$287,473	$333,554		$328,825	$344,044	$292,356

Portfolio turnover rate	23.35%	16.67%		21.29%	22.29%	28.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

FGR-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Global Real Estate VIP Fund
		Country	Shares	Value
	Common Stocks 98.5%
	Diversified Real Estate Activities 8.8%
	CapitaLand Ltd.	Singapore	1,399,862	$3,307,383
	Mitsubishi Estate Co. Ltd.	Japan	372,360	7,817,717
	Mitsui Fudosan Co. Ltd.	Japan	399,857	10,166,504
	Sun Hung Kai Properties Ltd.	Hong Kong	310,533	3,756,375
	Tokyo Tatemono Co. Ltd.	Japan	168,607	1,855,876
	The Wharf Holdings Ltd.	Hong Kong	234,906	1,307,871

				28,211,726

	Diversified REITs 7.0%
	Activia Properties Inc.	Japan	329	1,404,193
a	Activia Properties Inc., 144A	Japan	108	460,951
	American Assets Trust Inc.	United States	41,439	1,589,186
	British Land Co. PLC	United Kingdom	334,431	3,874,466
	Duke Realty Corp.	United States	157,300	3,306,446
	Hulic REIT Inc.	Japan	492	689,729
a	Hulic REIT Inc., 144A	Japan	491	688,327
	Kenedix Office Investment Corp.	Japan	488	2,293,939
	Land Securities Group PLC	United Kingdom	288,881	5,011,620
	Stockland	Australia	1,033,182	3,085,960

				22,404,817

	Health Care REITs 5.7%
	HCP Inc.	United States	95,341	3,645,840
	OMEGA Healthcare Investors Inc.	United States	62,900	2,200,242
	Ventas Inc.	United States	101,587	5,732,554
	Welltower Inc.	United States	99,464	6,766,536

				18,345,172

	Homebuilding 0.4%
	D.R. Horton Inc.	United States	34,830	1,115,605

	Hotel & Resort REITs 2.2%
	Hoshino Resorts REIT Inc.	Japan	113	1,180,815
	Host Hotels & Resorts Inc.	United States	154,067	2,363,388
	Summit Hotel Properties Inc.	United States	150,400	1,797,280
	Sunstone Hotel Investors Inc.	United States	127,937	1,597,933

				6,939,416

	Hotels, Resorts & Cruise Lines 0.7%
	Hilton Worldwide Holdings Inc.	United States	34,570	739,798
	Melia Hotels International SA	Spain	104,141	1,377,840

				2,117,638

	Industrial REITs 5.4%
	First Industrial Realty Trust Inc.	United States	104,800	2,319,224
	Goodman Group	Australia	570,478	2,605,769
	Mapletree Logistics Trust	Singapore	1,609,930	1,124,078
	Nippon Prologis REIT Inc.	Japan	1,374	2,497,766
b	PLA Administradora Industrial S de RL de CV	Mexico	532,000	858,732
a,b	PLA Administradora Industrial S de RL de CV, 144A	Mexico	327,670	528,911
	Prologis Inc.	United States	169,964	7,294,855

				17,229,335

Annual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Office REITs 12.7%
	Alexandria Real Estate Equities Inc.	United States	45,807	$4,139,121
	Boston Properties Inc.	United States	54,280	6,922,871
	Daiwa Office Investment Corp.	Japan	67	364,558
a	Daiwa Office Investment Corp., 144A	Japan	184	1,001,173
	Derwent London PLC	United Kingdom	68,599	3,712,814
	Dexus Property Group	Australia	366,214	2,000,902
	Great Portland Estates PLC	United Kingdom	284,826	3,476,104
	Highwoods Properties Inc.	United States	59,917	2,612,381
	Japan Real Estate Investment Corp.	Japan	426	2,080,469
	Kilroy Realty Corp.	United States	46,418	2,937,331
	Paramount Group Inc.	United States	89,290	1,616,149
	SL Green Realty Corp.	United States	38,193	4,315,045
	Vornado Realty Trust	United States	52,868	5,284,685

				40,463,603

	Real Estate Development 2.9%
	Cheung Kong Property Holdings Ltd.	Hong Kong	541,500	3,545,883
	China Overseas Land & Investment Ltd.	China	460,657	1,610,782
	China Resources Land Ltd.	China	486,000	1,417,211
	KWG Property Holdings Ltd.	China	1,386,000	1,026,514
	Sino Land Co. Ltd.	Hong Kong	1,220,288	1,791,821

				9,392,211

	Real Estate Operating Companies 8.0%
b	ADO Properties SA	Germany	20,390	586,939
a,b	ADO Properties SA, 144A	Germany	42,801	1,232,053
	Brookfield Property Partners LP	United States	98,600	2,296,604
	Castellum AB	Sweden	86,020	1,229,570
	Deutsche Euroshop AG	Germany	36,037	1,583,814
a	Deutsche Euroshop AG, 144A	Germany	7,559	332,216
	Global Logistic Properties Ltd.	Singapore	881,370	1,336,445
	Hemfosa Fastigheter AB	Sweden	68,450	764,014
a	Hemfosa Fastigheter AB, 144A	Sweden	70,730	789,463
a,b	Hispania Activos Inmobiliarios SAU, 144A	Spain	31,486	448,042
	Hong Kong Land Holdings Ltd.	Hong Kong	634,543	4,441,801
	Hufvudstaden AB, A	Sweden	144,766	2,055,571
	Hysan Development Co. Ltd.	Hong Kong	458,347	1,883,622
	Unite Group PLC	United Kingdom	153,595	1,485,127
a	Unite Group PLC, 144A	United Kingdom	8,564	82,806
	Vonovia SE	Germany	160,653	4,982,241

				25,530,328

	Residential REITs 11.5%
	Apartment Investment & Management Co., A	United States	73,205	2,930,396
	AvalonBay Communities Inc.	United States	27,267	5,020,673
	Canadian Apartment Properties REIT	Canada	75,100	1,457,156
	Equity Lifestyle Properties Inc.	United States	53,600	3,573,512
	Equity Residential	United States	124,028	10,119,444
	Essex Property Trust Inc.	United States	25,505	6,106,152
	Invincible Investment Corp.	Japan	4,089	2,394,988
	UDR Inc.	United States	138,931	5,219,638

				36,821,959

FGR-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Retail REITs 26.0%
	Brixmor Property Group Inc.	United States	67,400	$1,740,268
	Eurocommercial Properties NV, IDR	Netherlands	42,525	1,838,242
	Federal Realty Investment Trust	United States	22,509	3,288,565
	General Growth Properties Inc.	United States	157,617	4,288,759
	Hammerson PLC	United Kingdom	374,353	3,310,665
a	Kenedix Retail REIT Corp., 144A	Japan	329	698,538
	Kimco Realty Corp.	United States	130,669	3,457,502
	Klepierre	France	107,000	4,764,216
	Link REIT	Hong Kong	743,788	4,467,440
	The Macerich Co.	United States	40,564	3,273,109
	National Retail Properties Inc.	United States	56,500	2,262,825
	Realty Income Corp.	United States	79,203	4,089,251
	Regency Centers Corp.	United States	57,993	3,950,483
	Scentre Group	Australia	1,474,501	4,500,789
	Simon Property Group Inc.	United States	88,608	17,228,939
	Smart Real Estate Investment Trust	Canada	68,500	1,494,987
	Taubman Centers Inc.	United States	31,682	2,430,643
	Unibail-Rodamco SE	France	35,204	8,963,537
	Weingarten Realty Investors	United States	67,510	2,334,496
	Westfield Corp.	Australia	667,879	4,627,089

				83,010,343

	Specialized REITs 7.2%
	Coresite Realty Corp.	United States	36,787	2,086,558
	CubeSmart	United States	117,784	3,606,546
	CyrusOne Inc.	United States	41,700	1,561,665
	Digital Realty Trust Inc.	United States	43,343	3,277,598
	Extra Space Storage Inc.	United States	52,804	4,657,841
	Public Storage	United States	32,214	7,979,408

				23,169,616

	Total Common Stocks (Cost $203,295,725)			314,751,769

			Principal Amount
	Short Term Investments (Cost $4,363,730) 1.3%
	Repurchase Agreements 1.3%
c	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $4,363,865)	United States	$4,363,730	4,363,730
	BNP Paribas Securities Corp. (Maturity Value $1,265,695) HSBC Securities (USA) Inc. (Maturity Value $2,658,031) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $440,139)

Collateralized by U.S. Government Agency Securities,
0.184% - 0.289%, 5/08/17 - 4/09/18; [d]U.S. Treasury Bill,
3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 - 11/15/20 (valued at $4,453,779)

	Total Investments (Cost $207,659,455) 99.8%			319,115,499
	Other Assets, less Liabilities 0.2%			518,621

	Net Assets 100.0%			$319,634,120

Annual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

See Abbreviations on page FGR-22.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $6,262,480, representing 1.96% of net assets.

bNon-income producing.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGR-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$203,295,725
Cost - Repurchase agreements	4,363,730

Total cost of investments	$207,659,455

Value - Unaffiliated issuers	$314,751,769
Value - Repurchase agreements	4,363,730

Total value of investments	319,115,499
Receivables:
Capital shares sold	8,862
Dividends	1,303,048
Other assets	59,712

Total assets	320,487,121

Liabilities:
Payables:
Capital shares redeemed	333,656
Management fees	283,696
Distribution fees	120,378
Reports to shareholders	54,178
Professional fees	50,894
Accrued expenses and other liabilities	10,199

Total liabilities	853,001

Net assets, at value	$319,634,120

Net assets consist of:
Paid-in capital	$519,445,343
Distributions in excess of net investment income	(103,206)
Net unrealized appreciation (depreciation)	111,454,169
Accumulated net realized gain (loss)	(311,162,186)

Net assets, at value	$319,634,120

Class 1:
Net assets, at value	$32,160,750

Shares outstanding	2,019,374

Net asset value and maximum offering price per share	$15.93

Class 2:
Net assets, at value	$287,473,370

Shares outstanding	18,526,920

Net asset value and maximum offering price per share	$15.52

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Global Real Estate VIP Fund
Investment income:
Dividends (net of foreign taxes $389,060)	$9,013,109
Interest	2,305
Other income (Note 1d)	59,090

Total investment income	9,074,504

Expenses:
Management fees (Note 3a)	3,666,086
Distribution fees - Class 2 (Note 3c)	786,065
Custodian fees (Note 4)	24,834
Reports to shareholders	84,115
Professional fees	76,000
Trustees’ fees and expenses	1,525
Other	15,188

Total expenses	4,653,813

Net investment income	4,420,691

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,053,442
Realized gain distributions from REITs	1,431,733
Foreign currency transactions	(25,108)

Net realized gain (loss)	25,460,067

Net change in unrealized appreciation (depreciation) on:
Investments	(27,809,586)
Translation of other assets and liabilities denominated in foreign currencies	5,973

Net change in unrealized appreciation (depreciation)	(27,803,613)

Net realized and unrealized gain (loss)	(2,343,546)

Net increase (decrease) in net assets resulting from operations	$2,077,145

FGR-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,420,691	$5,302,835
Net realized gain (loss)	25,460,067	19,806,993
Net change in unrealized appreciation (depreciation)	(27,803,613)	26,399,081

Net increase (decrease) in net assets resulting from operations	2,077,145	51,508,909

Distributions to shareholders from:
Net investment income:
Class 1	(1,164,404)	(245,080)
Class 2	(10,130,962)	(1,512,651)

Total distributions to shareholders	(11,295,366)	(1,757,731)

Capital share transactions: (Note 2)
Class 1	(2,627,260)	(3,375,482)
Class 2	(37,760,478)	(40,236,768)

Total capital share transactions	(40,387,738)	(43,612,250)

Net increase (decrease) in net assets	(49,605,959)	6,138,928
Net assets:
Beginning of year	369,240,079	363,101,151

End of year	$319,634,120	$369,240,079

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(103,206)	$4,016,887

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 60.15% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close

FGR-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Annual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $59,682 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf

FGR-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	18,700	$311,427	35,637	$504,194
Shares issued in reinvestment of distributions	74,498	1,164,404	15,710	245,080
Shares redeemed	(255,495)	(4,103,091)	(268,861)	(4,124,756)

Net increase (decrease)	(162,297)	$(2,627,260)	(217,514)	$(3,375,482)

Class 2 Shares:
Shares sold	502,026	$8,041,404	356,475	$5,291,990
Shares issued in reinvestment of distributions	664,325	10,130,962	99,321	1,512,651
Shares redeemed	(3,555,406)	(55,932,844)	(3,144,492)	(47,041,409)

Net increase (decrease)	(2,389,055)	$(37,760,478)	(2,688,696)	$(40,236,768)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $0 and $134,790, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$91,815,455
2017	207,448,609
2018	2,192,369

Total capital loss carryforwards	$301,456,433

During the year ended December 31, 2015, the Fund utilized $20,913,491 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$11,295,366	$1,766,355

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$222,943,345

Unrealized appreciation	$117,227,916
Unrealized depreciation	(21,055,762)

Net unrealized appreciation (depreciation)	$96,172,154

Distributable earnings - undistributed ordinary income	$5,415,248

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $80,291,742 and $126,181,128, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

9. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$314,751,769	$—	$—	$314,751,769
Short Term Investments	—	4,363,730	—	4,363,730

Total Investments in Securities	$314,751,769	$4,363,730	$—	$319,115,499

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

IDR	International Depositary Receipt

REIT	Real Estate Investment Trust

FGR-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Global Real Estate VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	FGR-23

Franklin Growth and Income VIP Fund

This annual report for Franklin Growth and Income VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-0.91%	+10.00%	+5.66%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goals and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, produced a +1.38% total return.1 The Fund’s peers, as measured by the Lipper VIP Equity Income Funds Classification Average, had a -3.87% total return for the same period.2

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FGI-2	Annual Report

FRANKLIN GROWTH AND INCOME VIP FUND

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015. The consumer discretionary, health care, consumer staples and information technology (IT) sectors were among those that outperformed while the energy and materials sectors were the worst performers.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, sectors that rose in value among the Fund’s investments included consumer discretionary, industrials, health care and IT. In contrast, declining sectors included energy, materials, consumer staples, financials and utilities.

In consumer discretionary, online retailer Amazon.com,4 athletic apparel maker NIKE and specialty retailer L Brands4 led results. Amazon reported strong revenue growth in domestic retail, including Amazon Prime, and better-than-expected profits for its new cloud computing business. Amazon also improved its cost structure through lower shipping expenses and better utilization

Top 10 Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	3.2%
JPMorgan Chase & Co. Financials	3.2%
PepsiCo Inc. Consumer Staples	2.5%
Wells Fargo & Co. Financials	2.5%
Cisco Systems Inc. Information Technology	2.4%
Lockheed Martin Corp. Industrials	2.4%
BlackRock Inc. Financials	2.3%
Target Corp. Consumer Discretionary	2.2%
Eli Lilly & Co. Health Care	2.2%
Allergan PLC Health Care	2.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

of fulfillment centers and third-party sellers. In our view, NIKE continued to introduce innovative products that expanded the athletic apparel market, and the company enjoyed excellent momentum in new international markets with better-than-expected profitability. Lingerie, personal care and beauty products marketer L Brands experienced accelerating sales and margins resulting from product innovation, store remodels, international expansion and improved manufacturing capabilities.

Among the Fund’s industrials sector holdings, investments in aerospace and defense benefited performance. Lockheed Martin and Raytheon are examples of companies that fit well with our overall investment framework as we believe they operate strong businesses with underappreciated growth and improving margins and cash flows. Given new product development, geopolitical tensions and a recent agreement to increase U.S. defense spending in 2016 and 2017, we believe the opportunity for defense contractors should be attractive for the next several years. Shares of diversified manufacturer General Electric (GE) also benefited from share buybacks and the company’s plan, endorsed by an activist investor, to substantially divest GE’s financing unit and allocate the proceeds into its industrial businesses.

4. Not held at period-end.

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FRANKLIN GROWTH AND INCOME VIP FUND

Top-performing health care sector holdings included pharmaceuticals giant Eli Lilly & Co., which benefited from new drug development to treat heart disease, diabetes and cancer, as well as increased demand for existing products used to treat lung cancer and type 2 diabetes. Among IT holdings, key contributor Maxim Integrated Products,4 which manufactures highly integrated analog circuits for consumer, industrial, communications and automotive applications, was helped by strong financial performance and speculation about a merger with another large semiconductor firm. Shares of software provider Microsoft rallied amid growing investor enthusiasm about the company’s shift to cloud computing. We believe that Microsoft’s Office and data-center software franchises became more valuable as a result of this cloud transition and strategy to reignite growth. Dow Chemical, another notable contributor, performed well in 2015’s first half as its commodity plastics business generated better-than-expected earnings. In December, investors reacted favorably to a proposed merger of Dow and DuPont given meaningful potential cost synergies.

The slowing global economy outside of North America and growing production helped lead to excess supplies of oil, coal and iron ore and contributed to an overall commodity price decline in 2015. This reduction drove underperformance in the Fund’s energy and materials sectors. Oil and natural gas exploration and production companies Chesapeake Energy,4 Royal Dutch Shell and Anadarko Petroleum posted losses as crude oil and natural gas prices fell, influenced by the Organization of the Petroleum Exporting Countries’ drive for greater market share along with additional uncertainties regarding demand as global economies slowed. However, the oil industry’s supply and demand balance began to improve somewhat as low prices stimulated consumption and as reduced investment weighed on the forward supply outlook. Copper and gold miner Freeport-McMoRan4 and aluminum producer Alcoa4 were notable detractors. These operators that we view as well-positioned with relatively stronger balance sheets than those of their peers lowered their cost structures, but their recent results reflected dramatically lower commodity prices and reduced demand. Shares of fertilizer company Potash Corp. of Saskatchewan4 declined in value despite stable crop prices for corn and soybeans, as the anticipation of another strong U.S. crop weighed on expectations for 2016’s planting and fertilizer volumes.

Although the Fund’s industrials sector exposure benefited overall results, heavy equipment manufacturer Caterpillar4 and multi-industry conglomerate United Technologies hindered sector performance. Challenges in Caterpillar’s mining, heavy construction, and oil and gas markets detracted from results, leading to lower revenue guidance across all segments and further cost reduction measures. Other key detractors included nutrition company Mead Johnson Nutrition4 and data storage products maker Seagate Technology. Problems in Mead Johnson’s China business negatively impacted operating performance as the country’s economic slowdown and lower dairy costs incentivized manufacturers and retailers to reduce prices. Additionally, a sudden shift to e-commerce led to market share losses, as competing brands had superior distribution in this channel. Seagate faced continued pressure in the personal computer market and the company experienced less success in selling high-capacity drives to cloud service customers than was expected. We remain optimistic that both markets will improve with growing Windows 10 acceptance and cloud customer demand.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-4	Annual Report

FRANKLIN GROWTH AND INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 998.10	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.84%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.02	$15.97		$12.64	$11.60	$11.76

Income from investment operations[a]:

Net investment income[b]	0.45	0.53	[c]	0.33	0.35	0.33

Net realized and unrealized gains (losses)	(0.54)	0.95		3.40	1.08	(0.03)

Total from investment operations	(0.09)	1.48		3.73	1.43	0.30

Less distributions from:

Net investment income	(0.61)	(0.43)		(0.40)	(0.39)	(0.46)

Net realized gains	(0.38)	—		—	—	—

Total distributions	(0.99)	(0.43)		(0.40)	(0.39)	(0.46)

Net asset value, end of year	$15.94	$17.02		$15.97	$12.64	$11.60

Total return[d]	(0.62)%	9.40%		29.96%	12.53%	2.64%

Ratios to average net assets

Expenses	0.58%	0.57%	[e]	0.58% [e]	0.60%	0.59%

Net investment income	2.74%	3.26%	[c]	2.29%	2.86%	2.80%

Supplemental data

Net assets, end of year (000’s)	$144,663	$168,961		$175,860	$154,463	$156,830

Portfolio turnover rate	48.81%	20.54%		35.16%	30.00%	32.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

FGI-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.76	$15.73		$12.46	$11.44	$11.60

Income from investment operations[a]:

Net investment income[b]	0.40	0.48	[c]	0.29	0.32	0.29

Net realized and unrealized gains (losses)	(0.54)	0.94		3.35	1.05	(0.02)

Total from investment operations	(0.14)	1.42		3.64	1.37	0.27

Less distributions from:

Net investment income	(0.56)	(0.39)		(0.37)	(0.35)	(0.43)

Net realized gains	(0.38)	—		—	—	—

Total distributions	(0.94)	(0.39)		(0.37)	(0.35)	(0.43)

Net asset value, end of year	$15.68	$16.76		$15.73	$12.46	$11.44

Total return[d]	(0.91)%	9.14%		29.60%	12.23%	2.41%

Ratios to average net assets

Expenses	0.83%	0.82%	[e]	0.83% [e]	0.85%	0.84%

Net investment income	2.49%	3.01%	[c]	2.04%	2.61%	2.55%

Supplemental data

Net assets, end of year (000’s)	$124,691	$138,191		$150,966	$131,400	$129,309

Portfolio turnover rate	48.81%	20.54%		35.16%	30.00%	32.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Growth and Income VIP Fund
	Country	Shares	Value
Common Stocks 87.5%
Consumer Discretionary 9.6%
Ford Motor Co.	United States	282,000	$3,973,380
Lowe’s Cos. Inc.	United States	67,700	5,147,908
NIKE Inc., B	United States	65,200	4,075,000
Nordstrom Inc.	United States	73,100	3,641,111
Starwood Hotels & Resorts Worldwide Inc.	United States	45,100	3,124,528
Target Corp.	United States	82,500	5,990,325

			25,952,252

Consumer Staples 9.3%
Anheuser-Busch InBev NV, ADR	Belgium	38,100	4,762,500
CVS Health Corp.	United States	53,500	5,230,695
The Kraft Heinz Co.	United States	68,000	4,947,680
Nestle SA	Switzerland	44,700	3,325,734
PepsiCo Inc.	United States	67,200	6,714,624

			24,981,233

Energy 6.5%
Anadarko Petroleum Corp.	United States	51,700	2,511,586
Chevron Corp.	United States	42,700	3,841,292
Exxon Mobil Corp.	United States	48,744	3,799,595
Royal Dutch Shell PLC, A, ADR	United Kingdom	93,800	4,295,102
Schlumberger Ltd.	United States	43,500	3,034,125

			17,481,700

Financials 17.2%
Arthur J. Gallagher & Co.	United States	88,900	3,639,566
Bank of America Corp.	United States	128,300	2,159,289
BlackRock Inc.	United States	17,900	6,095,308
JPMorgan Chase & Co.	United States	130,470	8,614,934
MetLife Inc.	United States	98,678	4,757,266
Morgan Stanley	United States	142,500	4,532,925
T. Rowe Price Group Inc.	United States	59,600	4,260,804
U.S. Bancorp	United States	129,100	5,508,697
Wells Fargo & Co.	United States	122,600	6,664,536

			46,233,325

Health Care 10.0%
Bristol-Myers Squibb Co.	United States	70,400	4,842,816
Eli Lilly & Co.	United States	69,600	5,864,496
Johnson & Johnson	United States	43,600	4,478,592
Medtronic PLC	United States	64,500	4,961,340
Pfizer Inc.	United States	129,400	4,177,032
Sanofi, ADR	France	61,400	2,618,710

			26,942,986

Industrials 14.0%
General Electric Co.	United States	162,700	5,068,105
Illinois Tool Works Inc.	United States	45,800	4,244,744
Lockheed Martin Corp.	United States	29,500	6,405,925
Nielsen Holdings PLC	United States	90,500	4,217,300
Raytheon Co.	United States	38,800	4,831,764
Republic Services Inc.	United States	108,400	4,768,516
United Parcel Service Inc., B	United States	40,200	3,868,446

FGI-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	United Technologies Corp.	United States	43,800	$4,207,866

				37,612,666

	Information Technology 12.6%
	Apple Inc.	United States	25,500	2,684,130
	Avago Technologies Ltd.	Singapore	11,400	1,654,710
	Cisco Systems Inc.	United States	237,408	6,446,814
	Intel Corp.	United States	132,800	4,574,960
	Microsoft Corp.	United States	155,400	8,621,592
	Oracle Corp.	United States	101,500	3,707,795
	Seagate Technology PLC	United States	38,400	1,407,744
	Texas Instruments Inc.	United States	89,000	4,878,090

				33,975,835

	Materials 3.2%
	The Dow Chemical Co.	United States	95,000	4,890,600
	International Paper Co.	United States	100,100	3,773,770

				8,664,370

	Telecommunication Services 1.9%
	Rogers Communications Inc., B	Canada	151,100	5,206,906

	Utilities 3.2%
	Dominion Resources Inc.	United States	52,600	3,557,864
	Duke Energy Corp.	United States	24,603	1,756,408
	Xcel Energy Inc.	United States	89,800	3,224,718

				8,538,990

	Total Common Stocks (Cost $187,212,995)			235,590,263

a	Equity-Linked Securities 4.7%
	Consumer Discretionary 1.2%
b	Barclays Bank PLC into Jarden Corp., 6.00%, 144A	United States	60,000	3,108,288

	Financials 1.6%
b	The Goldman Sachs International into Charles Schwab Corp., 6.50%, 144A	United States	131,000	4,196,729

	Information Technology 1.9%
b	Barclays Bank PLC into Avago Technologies Ltd., 11.00%, 144A	Singapore	21,000	2,823,933
b	The Goldman Sachs International into Intel Corp., 7.00%, 144A	United States	69,000	2,393,100

				5,217,033

	Total Equity-Linked Securities (Cost $11,568,186)			12,522,050

	Convertible Preferred Stocks 6.8%
	Health Care 3.6%
	Allergan PLC, 5.50%, cvt. pfd.	United States	5,500	5,665,990
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	4,100	4,171,169

				9,837,159

	Industrials 1.6%
	Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	37,300	4,356,267

Annual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Convertible Preferred Stocks (continued)
	Utilities 1.6%
	NextEra Energy Inc., 6.371%, cvt. pfd.	United States	80,000	$4,226,400

	Total Convertible Preferred Stocks (Cost $17,488,015)			18,419,826

	Total Investments before Short Term Investments (Cost $216,269,196)			266,532,139

			Principal Amount
	Short Term Investments (Cost $3,699,783) 1.3%
	Repurchase Agreements 1.3%
c	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $3,699,897)	United States	$3,699,783	3,699,783
	BNP Paribas Securities Corp. (Maturity Value $1,073,118) HSBC Securities (USA) Inc. (Maturity Value $2,253,607) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $373,172)

Collateralized by U.S. Government Agency Securities,
0.184% - 0.289%, 5/08/17 - 4/09/18;  [d]U.S. Treasury Bill, 3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 -11/15/20 (valued at $3,776,131)

	Total Investments (Cost $219,968,979) 100.3%			270,231,922
	Other Assets, less Liabilities (0.3)%			(877,322)

	Net Assets 100.0%			$269,354,600

See Abbreviations on page FGI-20.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $12,522,050, representing 4.65% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGI-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$216,269,196
Cost - Repurchase agreements	3,699,783

Total cost of investments	$219,968,979

Value - Unaffiliated issuers	$266,532,139
Value - Repurchase agreements	3,699,783

Total value of investments	270,231,922
Receivables:
Investment securities sold	2,016,917
Capital shares sold	33,926
Dividends	476,121
Other assets	24

Total assets	272,758,910

Liabilities:
Payables:
Investment securities purchased	3,132,211
Capital shares redeemed	22,318
Management fees	125,211
Distribution fees	53,091
Accrued expenses and other liabilities	71,479

Total liabilities	3,404,310

Net assets, at value	$269,354,600

Net assets consist of:
Paid-in capital	$189,693,628
Undistributed net investment income	7,645,390
Net unrealized appreciation (depreciation)	50,260,598
Accumulated net realized gain (loss)	21,754,984

Net assets, at value	$269,354,600

Class 1:
Net assets, at value	$144,663,246

Shares outstanding	9,077,046

Net asset value and maximum offering price per share	$15.94

Class 2:
Net assets, at value	$124,691,354

Shares outstanding	7,951,724

Net asset value and maximum offering price per share	$15.68

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Growth and Income VIP Fund
Investment income:
Dividends	$9,565,779
Interest	4,497

Total investment income	9,570,276

Expenses:
Management fees (Note 3a)	1,544,101
Distribution fees - Class 2 (Note 3c)	325,928
Custodian fees (Note 4)	4,174
Reports to shareholders	75,851
Professional fees	43,335
Trustees’ fees and expenses	1,262
Other	13,324

Total expenses	2,007,975

Net investment income	7,562,301

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	21,802,402
Foreign currency transactions	28,106

Net realized gain (loss)	21,830,508

Net change in unrealized appreciation (depreciation) on:
Investments	(31,580,291)
Translation of other assets and liabilities denominated in foreign currencies	6,769

Net change in unrealized appreciation (depreciation)	(31,573,522)

Net realized and unrealized gain (loss)	(9,743,014)

Net increase (decrease) in net assets resulting from operations	$(2,180,713)

FGI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$7,562,301	$9,837,662
Net realized gain (loss)	21,830,508	23,764,024
Net change in unrealized appreciation (depreciation)	(31,573,522)	(6,144,449)

Net increase (decrease) in net assets resulting from operations	(2,180,713)	27,457,237

Distributions to shareholders from:
Net investment income:
Class 1	(5,633,682)	(4,441,593)
Class 2	(4,366,077)	(3,421,107)
Net realized gains:
Class 1	(3,526,285)	—
Class 2	(2,955,426)	—

Total distributions to shareholders	(16,481,470)	(7,862,700)

Capital share transactions: (Note 2)
Class 1	(14,135,093)	(17,675,242)
Class 2	(5,000,453)	(21,593,267)

Total capital share transactions	(19,135,546)	(39,268,509)

Net increase (decrease) in net assets	(37,797,729)	(19,673,972)
Net assets:
Beginning of year	307,152,329	326,826,301

End of year	$269,354,600	$307,152,329

Undistributed net investment income included in net assets:
End of year	$7,645,390	$9,979,465

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 75.79% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts

FGI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

Annual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	10,666	$171,797	1,787	$29,600
Shares issued in reinvestment of distributions	568,589	9,159,967	273,329	4,441,593
Shares redeemed	(1,429,423)	(23,466,857)	(1,356,798)	(22,146,435)

Net increase (decrease)	(850,168)	$(14,135,093)	(1,081,682)	$(17,675,242)

Class 2 Shares:
Shares sold	871,092	$13,824,195	349,345	$5,677,772
Shares issued in reinvestment of distributions	461,342	7,321,503	213,552	3,421,107
Shares redeemed	(1,627,140)	(26,146,151)	(1,911,427)	(30,692,146)

Net increase (decrease)	(294,706)	$(5,000,453)	(1,348,530)	$(21,593,267)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$9,999,759	$7,862,700
Long term capital gain	6,481,711	—

	$16,481,470	$7,862,700

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$219,829,594

Unrealized appreciation	$59,158,575
Unrealized depreciation	(8,756,247)

Net unrealized appreciation (depreciation)	$50,402,328

Undistributed ordinary income	$7,772,918
Undistributed long term capital gains	21,645,911

Distributable earnings	$29,418,829

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $136,895,731 and $165,593,545, respectively.

FGI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$254,010,089	$—	$—	$254,010,089
Equity-Linked Securities	—	12,522,050	—	12,522,050
Short Term Investments	—	3,699,783	—	3,699,783

Total Investments in Securities	$254,010,089	$16,221,833	$—	$270,231,922

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FGI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Growth and Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	FGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Growth and Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $6,481,711 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 70.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

FGI-22	Annual Report

Franklin High Income VIP Fund

This annual report for Franklin High Income VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-9.12%	+3.43%	+5.11%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Credit Suisse Group. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

Annual Report	FH-1

FRANKLIN HIGH INCOME VIP FUND

Fund Goals and Main Investments

The Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Fund Risks

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the CS High Yield Index, had a -4.93% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, had a -3.29% total return.2

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as new and existing home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

The 10-year Treasury yield, which moves inversely to price, fluctuated throughout the period. It began the period at 2.17%, declined to a period low of 1.68% in late January 2015 and ended the period at 2.27%. For much of the year, the yield movements appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates and events in China. However, near period-end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use

*Includes common and convertible preferred shares.

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FH-2	Annual Report

FRANKLIN HIGH INCOME VIP FUND

qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

After a mixed first half of 2015, the high yield corporate bond market experienced mostly negative trends and sentiment during the second half of the year. Although oil prices recovered somewhat early in the year, spurring optimism for that large sector of the high yield market, by mid-summer the trend reversed and oil prices continued to slide through year-end, reaching more than six-year lows. An economic slowdown in China negatively impacted other commodities, driving the prices of certain metals and coal notably lower. Correspondingly, operating results for companies in the metals and mining industry suffered, and we expect continued weak results going into 2016. Because these commodity sectors are large constituents in the high yield corporate market, broader risk aversion among investors in the asset class rose, spilling over into other industries and issuers. Weakness in global equity markets also pressured high yield corporate bond pricing. In addition, certain large issuers in non-commodity-related industries faced company-specific negative events, which caused notable price declines for their outstanding debt issues. Finally, investor outflows from dedicated high yield mutual funds further pressured secondary trading levels, even with a new-issue calendar that was less active than in 2014. The combination of these factors led to the first negative return for the high yield market in six years. In terms of relative Fund performance, the Fund’s overweighted position in certain commodity-related sectors as well as a higher risk positioning within the energy sector caused the Fund to underperform its high yield benchmark.

Consistent with our investment approach, we drew on our fundamental research process to make individual investments and to overweight and underweight certain industries relative to our benchmark in an effort to potentially outperform. Although certain of the Fund’s positionings enhanced relative performance versus its benchmark, overall our industry exposures had a negative impact on relative returns for the year. As stated

Top 10 Sectors/Industries
12/31/15
% of Total Net Assets
Materials	13.2%
Energy	12.2%
Media	10.1%
Telecommunication Services	9.5%
Health Care Equipment & Services	6.6%
Banks	5.4%
Consumer Services	4.1%
Pharmaceuticals, Biotechnology & Life Sciences	3.3%
Utilities	3.0%
Consumer Durables & Apparel	3.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

earlier, the Fund’s exposure to the energy sector was one such detractor. Although our overweighting only detracted slightly from performance, our holdings in select higher risk, longer dated energy companies negatively impacted relative results. We believe certain energy issues provided attractive investment opportunities. The Fund also had a slightly overweighted metals and mining exposure based on our bottom-up analysis of opportunities within the industry.4 However, weakening demand from China for commodities and tepid global growth in the face of ongoing oversupply negatively affected pricing across the sector and resulted in declining operating results. Correspondingly, investors avoided the industry, and bond values declined notably. In contrast, we maintained an underweighting in the retailing sector given historically high instances of financial distress with little asset protection for investors. Although some retailers’ security prices declined due to weak results, the sector is rather diversified and a few companies drove it to outperform. Thus, our positioning dragged on relative returns. Similarly, we continued to underweight the consumer sector for much of the period, and this also hurt performance.5 Given the defensive nature of many of this sector’s constituents, it outperformed an otherwise weak high yield market.

Although some of the Fund’s positioning detracted from relative performance versus the benchmark, certain weightings contributed to results. For instance, our overweighting in the health care sector benefited the Fund.6 While health care reform caused some volatility in the sector and a high-profile

4. Metals and mining is part of materials in the SOI.

5. The consumer sector comprises consumer durables and apparel; consumer services and food, beverage and tobacco in the SOI.

6. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

Annual Report	FH-3

FRANKLIN HIGH INCOME VIP FUND

pharmaceutical company came under severe pressure over drug pricing practices, the sector provided some defensive characteristics against a backdrop of a weaker high yield market. Similarly, we were overweighted in the wireless industry, which experienced improved operating results for certain industry participants and where consolidation further supported bond prices.7 For instance, the bonds of large-capitalization issuer Wind Acquisition gained due to acquisition news. Finally, we were also overweighted in the packaging industry.8 Continuing the prior year’s trend, industry consolidation led to secure, long-term customer contracts with what we considered attractive margins and solid financial results. Additionally, it is a typically defensive industry relative to other more cyclical, higher risk sectors.

Thank you for your participation in Franklin High Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Wireless is part of telecommunication services in the SOI.

8. Packaging is part of materials in the SOI.

FH-4	Annual Report

FRANKLIN HIGH INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 896.20	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.85%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FH-5

SUPPLEMENT DATED JANUARY 20, 2016

TO THE PROSPECTUSES DATED MAY 1, 2015

OF

FRANKLIN HIGH INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective February 1, 2016, the Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page FH-S4 is replaced with the following:

Portfolio Managers

Patricia O’Connor, CFA Vice President of Advisers and portfolio manager of the Fund since 2002.

Glenn Voyles, CFA Vice President of Advisers and portfolio manager of the Fund since 2015.

II.  In the Fund Details, under the heading “Management,” the portfolio manager information beginning on page FH-D9 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on high yield debt investments. The portfolio managers of the team are as follows:

Patricia O’Connor, CFA Vice President of Advisers	Ms. O’Connor has been the lead portfolio manager of the Fund since 2002. She has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1997.

Glenn Voyles, CFA Vice President of Advisers	Mr. Voyles has been a portfolio manager of the Fund since 2015, providing research and advice on the purchase and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1993.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FH-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin High Income VIP Fund

	Year Ended December 31,
	2015	2014	2013		2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.62	$7.02	$7.01		$6.52	$6.63

Income from investment operations[a]:

Net investment income[b]	0.39	0.42	0.46		0.48	0.50

Net realized and unrealized gains (losses)	(0.93)	(0.38)	0.09		0.51	(0.19)

Total from investment operations	(0.54)	0.04	0.55		0.99	0.31

Less distributions from net investment income	(0.45)	(0.44)	(0.54)		(0.50)	(0.42)

Net asset value, end of year	$5.63	$6.62	$7.02		$7.01	$6.52

Total return[c]	(8.88)%	0.21%	8.17%		15.94%	4.63%

Ratios to average net assets

Expenses	0.59% [d]	0.57% [d]	0.58%	[d]	0.58%	0.58%

Net investment income	6.20%	6.00%	6.63%		7.15%	7.52%

Supplemental data

Net assets, end of year (000’s)	$26,835	$34,552	$39,300		$42,166	$41,971

Portfolio turnover rate	28.56%	39.46%	30.78%		37.03%	45.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013		2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.41	$6.81	$6.82		$6.36	$6.47

Income from investment operations[a]:

Net investment income[b]	0.36	0.39	0.43		0.46	0.47

Net realized and unrealized gains (losses)	(0.90)	(0.37)	0.08		0.48	(0.18)

Total from investment operations	(0.54)	0.02	0.51		0.94	0.29

Less distributions from net investment income	(0.43)	(0.42)	(0.52)		(0.48)	(0.40)

Net asset value, end of year	$5.44	$6.41	$6.81		$6.82	$6.36

Total return[c]	(9.12)%	(0.02)%	7.83%		15.56%	4.56%

Ratios to average net assets

Expenses	0.84% [d]	0.82% [d]	0.83%	[d]	0.83%	0.83%

Net investment income	5.95%	5.75%	6.38%		6.90%	7.27%

Supplemental data

Net assets, end of year (000’s)	$205,339	$261,944	$291,826		$281,851	$249,452

Portfolio turnover rate	28.56%	39.46%	30.78%		37.03%	45.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

FH-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013		2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.54	$6.94	$6.94		$6.46	$6.57

Income from investment operations[a]:

Net investment income[b]	0.37	0.39	0.43		0.46	0.47

Net realized and unrealized gains (losses)	(0.92)	(0.38)	0.08		0.49	(0.18)

Total from investment operations	(0.55)	0.01	0.51		0.95	0.29

Less distributions from net investment income	(0.43)	(0.41)	(0.51)		(0.47)	(0.40)

Net asset value, end of year	$5.56	$6.54	$6.94		$6.94	$6.46

Total return[c]	(9.20)%	(0.15)%	7.72%		15.50%	4.39%

Ratios to average net assets

Expenses	0.94% [d]	0.92% [d]	0.93%	[d]	0.93%	0.93%

Net investment income	5.85%	5.65%	6.28%		6.80%	7.17%

Supplemental data

Net assets, end of year (000’s)	$21,708	$25,740	$27,789		$27,664	$27,055

Portfolio turnover rate	28.56%	39.46%	30.78%		37.03%	45.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin High Income VIP Fund
		Country	Shares	Value
	Common Stocks (Cost $334,368) 0.0%†
	Transportation 0.0%†
a	CEVA Holdings LLC	United Kingdom	224	$100,926

	Convertible Preferred Stocks 0.1%
	Transportation 0.1%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	3,750
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	218,479

	Total Convertible Preferred Stocks (Cost $731,855)			222,229

			Principal Amount*
	Corporate Bonds 92.2%
	Automobiles & Components 2.2%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	3,000,000	2,973,750
	The Goodyear Tire & Rubber Co., senior note,
	6.50%, 3/01/21	United States	2,200,000	2,321,000
	5.125%, 11/15/23	United States	300,000	309,000

				5,603,750

	Banks 5.4%
b	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,546,874
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000	1,050,000
	5.00%, 8/15/22	United States	2,700,000	2,779,326
b	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	2,800,000	2,733,500
b	JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	2,500,000	2,502,760
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	2,000,000	2,178,750

				13,791,210

	Capital Goods 2.4%
c	Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	3,500,000	2,467,500
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	1,400,000	938,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	1,000,000	999,500
	[c]senior sub. bond, 144A, 6.50%, 5/15/25	United States	200,000	194,500
	senior sub. note, 6.00%, 7/15/22	United States	500,000	491,250
c	Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	1,100,000	1,083,500

				6,174,250

	Commercial & Professional Services 1.9%
c	Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	2,000,000	1,770,000
d,e	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
	IHS Inc., senior note, 5.00%, 11/01/22	United States	600,000	609,750
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	2,500,000	2,487,500

				4,867,441

	Consumer Durables & Apparel 3.0%
c	Jarden Corp., senior note, 144A, 5.00%, 11/15/23	United States	1,200,000	1,233,000

FH-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Durables & Apparel (continued)
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	2,100,000	$2,100,000
	senior note, 4.75%, 5/15/19	United States	600,000	585,000
	senior note, 7.00%, 12/15/21	United States	700,000	693,875
c	Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
	5.25%, 4/15/21	United States	900,000	904,500
	5.875%, 4/15/23	United States	600,000	595,500
	5.625%, 3/01/24	United States	1,500,000	1,447,500

				7,559,375

	Consumer Services 4.1%
c	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000	2,065,000
	senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	900,000	904,500
c	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	2,500,000	2,043,750
d	Caesars Entertainment Operating Co. Inc., senior secured note, first lien, 11.25%, 6/01/17	United States	1,000,000	755,000
c,d	Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	1,700,000	3,358
c	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,000,000	2,655,000
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,100,000	984,500
c	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,200,000	1,059,000

				10,470,108

	Diversified Financials 2.9%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 4.625%, 10/30/20	Netherlands	1,700,000	1,741,438
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	1,300,000	1,193,270
	Navient Corp., senior note, 5.50%, 1/15/19	United States	3,500,000	3,281,250
c	OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	1,100,000	1,105,500

				7,321,458

	Energy 12.2%
	California Resources Corp.,
	[c]second lien, 144A, 8.00%, 12/15/22	United States	2,155,000	1,139,456
	senior bond, 6.00%, 11/15/24	United States	621,000	190,958
	senior note, 5.50%, 9/15/21	United States	184,000	58,880
c	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 7.75%, 4/15/23	United States	1,500,000	1,282,500
	CGG SA, senior note, 6.875%, 1/15/22	France	2,300,000	1,033,562
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000	66,300
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,700,000	1,309,500
c	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,830,000	905,850
	Compressco Partners LP/Finance Corp., senior note, 7.25%, 8/15/22	United States	700,000	521,500

Annual Report	FH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Energy (continued)
	CONSOL Energy Inc., senior note,
	5.875%, 4/15/22	United States	1,100,000		$687,500
	[c]144A, 8.00%, 4/01/23	United States	1,800,000		1,206,000
c	Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	2,000,000		1,185,000
	Energy Transfer Equity LP,
	senior note, first lien, 7.50%, 10/15/20	United States	2,600,000		2,418,000
	senior secured bond, first lien, 5.875%, 1/15/24	United States	400,000		328,000
	senior secured bond, first lien, 5.50%, 6/01/27	United States	500,000		382,500
	Energy XXI Gulf Coast Inc., senior note,
	7.50%, 12/15/21	United States	1,000,000		113,750
	6.875%, 3/15/24	United States	500,000		57,500
c	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	2,500,000		884,375
	EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000		378,000
c	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	2,400,000		1,968,000
c	Goodrich Petroleum Corp., secured note, second lien, 144A, 8.875%, 3/15/18	United States	1,250	[f]	387,500
	Halcon Resources Corp.,
	senior note, 8.875%, 5/15/21	United States	1,800,000		531,000
	[c]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	1,170,000		403,650
c	Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20	United States	1,600,000		816,000
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,100,000		973,500
	Memorial Resource Development Corp., senior note, 5.875%, 7/01/22	United States	1,100,000		968,000
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000		180,000
c	Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	1,200,000		228,000
c	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	2,700,000		1,181,250
c	Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	2,700,000		526,500
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,200,000		195,000
	QEP Resources Inc., senior bond,
	5.375%, 10/01/22	United States	1,500,000		1,087,500
	5.25%, 5/01/23	United States	1,500,000		1,072,500
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,400,000		2,220,000
	first lien, 5.625%, 4/15/23	United States	900,000		794,250
	senior secured note, first lien, 5.75%, 5/15/24	United States	200,000		175,000
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,800,000		1,107,000
	6.125%, 1/15/23	United States	1,000,000		545,000
c	Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	2,600,000		604,500
	WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	1,000,000		802,500

					30,915,781

	Food, Beverage & Tobacco 2.6%
	Constellation Brands Inc., senior note, 4.75%, 12/01/25	United States	300,000		306,375
	Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	1,100,000		1,138,500
c	Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	500,000		496,250

FH-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
c	JBS USA LLC/Finance Inc.,
	senior bond, 144A, 5.875%, 7/15/24	United States	600,000	$546,000
	senior note, 144A, 8.25%, 2/01/20	United States	1,000,000	1,005,000
	Post Holdings Inc., senior note,
	7.375%, 2/15/22	United States	1,600,000	1,674,000
	[c]144A, 6.75%, 12/01/21	United States	1,100,000	1,124,750
	[c]144A, 6.00%, 12/15/22	United States	300,000	295,125

				6,586,000

	Health Care Equipment & Services 6.6%
	Alere Inc.,
	senior note, 7.25%, 7/01/18	United States	2,200,000	2,257,750
	senior sub. note, 6.50%, 6/15/20	United States	300,000	289,500
	CHS/Community Health Systems Inc., senior note,
	7.125%, 7/15/20	United States	700,000	700,875
	6.875%, 2/01/22	United States	2,300,000	2,193,625
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	2,000,000	2,003,750
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,000,000	1,030,000
	senior bond, 5.375%, 2/01/25	United States	1,500,000	1,483,125
	senior secured note, first lien, 5.00%, 3/15/24	United States	2,300,000	2,300,000
c	Hologic Inc., senior note, 144A, 5.25%, 7/15/22	United States	900,000	921,375
	Tenet Healthcare Corp., senior note,
	5.00%, 3/01/19	United States	200,000	185,500
	8.125%, 4/01/22	United States	3,000,000	3,007,500
	6.75%, 6/15/23	United States	300,000	278,812

				16,651,812

	Materials 13.2%
	ArcelorMittal, senior note,
	6.50%, 3/01/21	Luxembourg	1,900,000	1,538,791
	6.125%, 6/01/25	Luxembourg	700,000	512,750
c	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	7.00%, 11/15/20	Luxembourg	176,471	174,265
	6.75%, 1/31/21	Luxembourg	300,000	291,000
	6.00%, 6/30/21	Luxembourg	1,900,000	1,781,250
c	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,600,000	1,280,800
c	Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	1,200,000	1,326,000
c	BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	2,000,000	1,930,000
c	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,700,000	1,465,188
c	Cemex SAB de CV, senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	1,400,000	1,203,125
c	The Chemours Co.,
	senior bond, 144A, 7.00%, 5/15/25	United States	500,000	342,500
	senior note, 144A, 6.625%, 5/15/23	United States	1,800,000	1,269,000
c	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	3,100,000	2,728,000
c	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,000,000	1,300,000
	7.00%, 2/15/21	Canada	1,836,000	1,161,270

Annual Report	FH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Materials (continued)
c	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	3,500,000	$3,156,562
c	NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	2,000,000	1,950,000
c	Owens-Brockway Glass Container Inc., senior note, 144A,
	5.00%, 1/15/22	United States	1,400,000	1,373,750
	5.875%, 8/15/23	United States	600,000	610,125
c	Platform Specialty Products Corp., senior note, 144A,
	10.375%, 5/01/21	United States	300,000	300,000
	6.50%, 2/01/22	United States	1,500,000	1,305,000
c	Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	1,200,000	942,000
	Reynolds Group Issuer Inc./LLC/SA, senior note,
	8.50%, 5/15/18	United States	2,800,000	2,772,000
	9.00%, 4/15/19	United States	1,200,000	1,185,000
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	800,000	732,000
	senior note, 5.125%, 10/01/21	United States	800,000	744,000
	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000	67,650

				33,442,026

	Media 10.1%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	1,000,000	1,012,500
	[c]senior bond, 144A, 5.375%, 5/01/25	United States	800,000	798,000
	senior note, 6.50%, 4/30/21	United States	1,500,000	1,562,812
c	CCOH Safari LLC, senior bond, 144A, 5.75%, 2/15/26	United States	500,000	502,500
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000	978,750
	senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,020,250
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	1,500,000	1,477,500
	5.25%, 6/01/24	United States	1,000,000	880,000
	DISH DBS Corp., senior note, 5.875%, 11/15/24	United States	3,500,000	3,123,750
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	2,000,000	2,115,000
	senior note, 5.125%, 7/15/20	United States	1,400,000	1,456,000
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000	1,753,125
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000	485,625
c	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	800,000	636,000
c	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	2,500,000	2,618,750
c	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,700,000	1,731,875
c	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	1,101,375
c	WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	2,500,000	2,418,750

				25,672,562

	Pharmaceuticals, Biotechnology & Life Sciences 3.3%
c	Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	1,300,000	1,134,250
c	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000	990,000
	senior note, 144A, 6.00%, 7/15/23	United States	700,000	700,000

FH-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
c	Horizon Pharma Financing Inc., senior note, 144A, 6.625%, 5/01/23	United States	900,000	$805,500
c	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	900,000	879,750
c	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	2,910,000
c	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	700,000	626,500
	senior note, 144A, 5.625%, 12/01/21	United States	300,000	277,500

				8,323,500

	Real Estate 1.3%
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	3,300,000	3,382,500

	Retailing 2.6%
c	American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	2,136,750
c	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	1,600,000	1,590,400
c	Dollar Tree Inc., senior note, 144A, 5.75%, 3/01/23	United States	800,000	838,000
c	Netflix Inc., senior bond, 144A, 5.875%, 2/15/25	United States	1,900,000	1,957,000

				6,522,150

	Semiconductors & Semiconductor Equipment 0.5%
c	Qorvo Inc., senior bond, 144A, 7.00%, 12/01/25	United States	1,200,000	1,239,000

	Software & Services 2.9%
c	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	3,000,000	2,006,250
c	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	2,900,000	2,863,750
	senior note, 144A, 7.00%, 12/01/23	United States	700,000	701,750
c	Infor (U.S.) Inc., senior note, 144A, 6.50%, 5/15/22	United States	2,000,000	1,695,000

				7,266,750

	Technology Hardware & Equipment 1.3%
c	Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	2,000,000	1,740,000
c	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,600,000	1,544,000

				3,284,000

	Telecommunication Services 9.5%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	100,000	94,125
	senior note, 6.45%, 6/15/21	United States	400,000	392,000
	senior note, 5.80%, 3/15/22	United States	2,500,000	2,300,625
c	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,500,000	1,237,500
c	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	2,200,000	1,871,375
	Frontier Communications Corp., senior bond, 7.875%, 1/15/27	United States	100,000	82,500
	Intelsat Jackson Holdings SA,
	senior bond, 5.50%, 8/01/23	Luxembourg	1,500,000	1,181,250
	senior note, 7.50%, 4/01/21	Luxembourg	3,800,000	3,325,000
	Sprint Communications Inc., senior note,
	8.375%, 8/15/17	United States	1,500,000	1,485,000
	[c]144A, 9.00%, 11/15/18	United States	3,000,000	3,165,000
	Sprint Corp., senior bond,
	7.875%, 9/15/23	United States	500,000	376,750
	7.125%, 6/15/24	United States	500,000	366,250

Annual Report	FH-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	900,000	$920,250
	senior bond, 6.375%, 3/01/25	United States	1,600,000	1,624,000
	senior note, 6.542%, 4/28/20	United States	1,600,000	1,672,000
	senior note, 6.125%, 1/15/22	United States	200,000	206,000
c	Wind Acquisition Finance SA,
	senior note, 144A, 7.375%, 4/23/21	Italy	3,500,000	3,309,687
	senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	493,438

				24,102,750

	Transportation 1.2%
c	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000	825,750
	senior note, 144A, 9.75%, 5/01/20	United States	500,000	342,500
c	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	800,000	684,000
c	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,500,000	1,270,313

				3,122,563

	Utilities 3.0%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	1,063,500
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,173,250
	[c]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	400,000	412,000
c	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000	1,993,750
	NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%, 7/15/19	United States	100,000	79,500
	NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	2,000,000	1,667,500
c	PPL Energy Supply LLC, senior bond, 144A, 6.50%, 6/01/25	United States	700,000	465,500
c,d	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	2,500,000	837,500

				7,692,500

	Total Corporate Bonds (Cost $280,415,117)			233,991,486

g,h	Senior Floating Rate Interests (Cost $1,519,552) 0.6%
	Household & Personal Products 0.6%
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	1,529,592	1,437,817

			Shares
	Escrows and Litigation Trusts (Cost $ —) 0.0%
a,e	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Investments before Short Term Investments (Cost $283,000,892)			235,752,458

FH-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Short Term Investments (Cost $14,023,480) 5.5%
	Repurchase Agreements 5.5%
i	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $14,023,915)	United States	14,023,480	$14,023,480
	BNP Paribas Securities Corp. (Maturity Value $4,067,496) HSBC Securities (USA) Inc. (Maturity Value $8,541,967) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,414,452)

Collateralized by U.S. Government Agency Securities,
0.184% - 0.289%, 5/08/17 - 4/09/18; [j]U.S. Treasury Bill, 3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 - 11/15/20 (valued at $14,312,868)

	Total Investments (Cost $297,024,372) 98.4%			249,775,938
	Other Assets, less Liabilities 1.6%			4,106,139

	Net Assets 100.0%			$253,882,077

See Abbreviations on page FH-27.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bPerpetual security with no stated maturity date.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $116,864,487, representing 46.03% of net assets.

dSee Note 7 regarding defaulted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of these securities was $191, representing less than 0.01% of net assets.

fPrincipal amount is stated in 1,000 Units.

gSee Note 1(d) regarding senior floating rate interests.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(c) regarding joint repurchase agreement.

jThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin High Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$283,000,892
Cost - Repurchase agreements	14,023,480

Total cost of investments	$297,024,372

Value - Unaffiliated issuers	$235,752,458
Value - Repurchase agreements	14,023,480

Total value of investments	249,775,938
Receivables:
Capital shares sold	39,998
Interest	4,506,738
Other assets	24

Total assets	254,322,698

Liabilities:
Payables:
Capital shares redeemed	137,435
Management fees	118,376
Distribution fees	100,765
Reports to shareholders	35,304
Professional fees	45,176
Accrued expenses and other liabilities	3,565

Total liabilities	440,621

Net assets, at value	$253,882,077

Net assets consist of:
Paid-in capital	$309,879,842
Undistributed net investment income	16,279,338
Net unrealized appreciation (depreciation)	(47,248,434)
Accumulated net realized gain (loss)	(25,028,669)

Net assets, at value	$253,882,077

Class 1:
Net assets, at value	$26,835,149

Shares outstanding	4,765,576

Net asset value and maximum offering price per share	$5.63

Class 2:
Net assets, at value	$205,338,621

Shares outstanding	37,716,619

Net asset value and maximum offering price per share	$5.44

Class 4:
Net assets, at value	$21,708,307

Shares outstanding	3,901,059

Net asset value and maximum offering price per share	$5.56

FH-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin High Income VIP Fund
Investment income:
Interest	$20,272,679

Expenses:
Management fees (Note 3a)	1,594,086
Distribution fees: (Note 3c)
Class 2	606,174
Class 4	85,517
Custodian fees (Note 4)	2,672
Reports to shareholders	86,029
Professional fees	49,997
Trustees’ fees and expenses	1,346
Other	23,262

Total expenses	2,449,083
Expense reductions (Note 4)	(6)

Net expenses	2,449,077

Net investment income	17,823,602

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(8,895,014)
Net change in unrealized appreciation (depreciation) on investments	(34,561,954)

Net realized and unrealized gain (loss)	(43,456,968)

Net increase (decrease) in net assets resulting from operations	$(25,633,366)

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin High Income VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$17,823,602	$20,625,453
Net realized gain (loss)	(8,895,014)	7,929,816
Net change in unrealized appreciation (depreciation)	(34,561,954)	(26,631,956)

Net increase (decrease) in net assets resulting from operations	(25,633,366)	1,923,313

Distributions to shareholders from:
Net investment income:
Class 1	(2,177,640)	(2,292,485)
Class 2	(17,219,440)	(18,595,621)
Class 4	(1,604,998)	(1,613,962)

Total distributions to shareholders	(21,002,078)	(22,502,068)

Capital share transactions: (Note 2)
Class 1	(2,896,859)	(2,696,242)
Class 2	(18,609,864)	(12,927,786)
Class 4	(212,162)	(475,860)

Total capital share transactions	(21,718,885)	(16,099,888)

Net increase (decrease) in net assets	(68,354,329)	(36,678,643)
Net assets:
Beginning of year	322,236,406	358,915,049

End of year	$253,882,077	$322,236,406

Undistributed net investment income included in net assets:
End of year	$16,279,338	$19,094,317

FH-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin High Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin High Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 86.30% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

Annual Report	FH-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase

FH-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report	FH-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally,

in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	75,416	$488,620	120,684	$836,723
Shares issued in reinvestment of distributions	345,109	2,177,640	329,854	2,292,485
Shares redeemed	(874,142)	(5,563,119)	(832,231)	(5,825,450)

Net increase (decrease)	(453,617)	$(2,896,859)	(381,693)	$(2,696,242)

Class 2 Shares:
Shares sold	8,301,712	$51,141,411	13,791,290	$93,795,388
Shares issued in reinvestment of distributions	2,818,239	17,219,440	2,754,907	18,595,621
Shares redeemed	(14,249,319)	(86,970,715)	(18,545,301)	(125,318,795)

Net increase (decrease)	(3,129,368)	$(18,609,864)	(1,999,104)	$(12,927,786)

Class 4 Shares:
Shares sold	185,105	$1,139,732	276,687	$1,933,896
Shares issued in reinvestment of distributions	256,800	1,604,998	234,247	1,613,962
Shares redeemed	(474,184)	(2,956,892)	(581,606)	(4,023,718)

Net increase (decrease)	(32,279)	$(212,162)	(70,672)	$(475,860)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FH-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$5,148,804
2017	10,621,353

Capital loss carryforwards not subject to expiration:
Short term	79,444
Long term	9,179,067

Total capital loss carryforwards	$25,028,668

Annual Report	FH-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$21,002,078	$22,502,068

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$298,094,454

Unrealized appreciation	$1,935,563
Unrealized depreciation	(50,254,079)

Net unrealized appreciation (depreciation)	$(48,318,516)

Distributable earnings - undistributed ordinary income	$17,443,182

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $81,065,110 and $102,413,057, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2015, the Fund had 93.34% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2015, the aggregate value of these securities was $1,596,049, representing 0.63% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

FH-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$—	$323,155	$—		$323,155
Corporate Bonds	—	233,537,495	453,991		233,991,486
Senior Floating Rate Interests	—	1,437,817	—		1,437,817
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	—	14,023,480	—		14,023,480

Total Investments in Securities	$—	$249,321,947	$453,991		$249,775,938

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

FRN	Floating Rate Note

Annual Report	FH-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin High Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

FH-28	Annual Report

Franklin Income VIP Fund

This annual report for Franklin Income VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-7.05%	+5.03%	+5.35%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, posted a +1.38% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Bond Index, produced a +0.55% total return for the same period.1

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.2 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015. The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

The 10-year Treasury yield, which moves inversely to price, fluctuated throughout the period. It began the period at 2.17%, declined to a period low of 1.68% in late January 2015 and ended the period at 2.27%. For much of the year, the yield movements appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates and events in China. However, near period-end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

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Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the 12 months under review, we continued to strategically shift the Fund’s asset mix seeking to manage risks. We increased our equity holdings and decreased our fixed income holdings as we found more opportunities in equities than in fixed income. The Fund’s equity weighting rose from 57.4% to 62.7% of total net assets and its fixed income weighting fell from 34.5% to 24.2%. Our cash position rose from 8.1% to 13.1% of total net assets.

The Fund’s equity holdings underperformed the S&P 500 during the period, largely because of weak performance in the Fund’s energy, materials and utilities sector positions. During the period, crude oil prices declined precipitously by about one-third, influenced by the Organization of the Petroleum Exporting Countries’ drive for greater market share along with uncertain demand in late 2014 and early 2015 as global economies slowed. This environment took a severe toll on the share prices of large, international, integrated oil companies including Royal Dutch Shell, Chevron, Total and BP, which were among the Fund’s leading energy sector decliners. Our positions in upstream-focused oil and gas producers including Anadarko Petroleum also lost value as crude oil and natural gas prices fell. Additionally, with reduced revenues and cash flows expected in a lower commodity price environment, capital expenditure budgets for upstream activities declined, dimming the outlook for oilfield services and equipment companies including Schlumberger3 and Halliburton. On a more positive note, the industry’s supply and demand balance began to improve somewhat as low prices stimulated consumption and as reduced investment weighed on the forward supply outlook.

Portfolio Breakdown
12/31/15
% of Total Net Assets
Equity*	62.7%
Utilities	9.9%
Energy	9.1%
Industrials	8.7%
Health Care	7.3%
Information Technology	6.8%
Materials	6.2%
Financials	5.7%
Consumer Discretionary	4.8%
Telecommunication Services	2.5%
Consumer Staples	1.7%
Fixed Income	24.2%
Financials	4.2%
Consumer Discretionary	3.8%
Energy	3.6%
Telecommunication Services	3.4%
Health Care	2.1%
Industrials	2.0%
Other	5.1%
Short-Term Investments & Other Net Assets	13.1%

*Includes convertible bonds.

A majority of holdings in the materials sector detracted from Fund performance, with Rio Tinto, BHP Billiton and Freeport-McMoRan3 among the largest decliners. These well-positioned operators with relatively stronger balance sheets than those of their peers have lowered their cost structures, but their recent results reflected dramatically lower commodity prices and lighter volumes. Large global chemical company E.I. du Pont de Nemours and Co. also negatively affected performance. Du Pont’s results have been disappointing and the company recently lowered annual guidance following declining demand, unfavorable currency exchange rates and a lack of progress reducing costs.

The utilities sector experienced large declines early in the reporting period that led to the sector’s negative one-year performance. Our positions in Exelon, Duke Energy and Entergy3 were notable detractors. The market generally viewed utilities less favorably earlier in the year as the prospect for interest rate increases appeared high, but utility stocks rebounded somewhat

3. Not held at period-end.

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as the Fed elected not to raise rates until December. Although the potential for future rate hikes may likely continue to dampen investor sentiment toward utility sector stocks, we feel our focus on individual utility companies with meaningful earnings-per-share growth potential somewhat mitigated this interest rate sensitivity. Within the Fund’s utilities sector, we sought investments we viewed as having growth potential with liquefied natural gas export projects, capital investment and rate-base growth aimed at enhancing our nation’s electricity transmission and natural gas pipeline infrastructure, and certain states where the regulatory environment has been welcoming to needed capital investments and renewable energy projects. At period-end, the Fund’s overall weighting in utilities remained toward the low end of its historical range.

In contrast, the Fund’s equity industrials sector holdings contributed positively to performance, particularly investments in aerospace and defense. Raytheon and Lockheed Martin are examples of companies that fit well with our overall investment framework as we believe they operate strong businesses with underappreciated growth and improving margins and cash flows. Given new product development and healthy government defense spending levels, we believe the opportunity for defense contractors should be attractive for the next several years. We believe our position in General Electric delivered strong results mainly because of the company’s efforts to restructure its business, which could allow the company to become even more focused around its leading industrial segments. Although the Fund’s industrials sector exposure benefited overall results, a position in multi-industry conglomerate United Technologies hindered sector performance. Our industrials weighting grew as the year progressed due to strong performance and the addition of several new investments made later in the Fund’s fiscal year as fears of slower global economic activity created opportunities we considered compelling.

In health care, pharmaceutical giants Eli Lilly & Co. and Pfizer continued to benefit from new drug development prospects, and their results aided Fund performance. Conversely, Merck & Co. and Sanofi had disappointing results.

Within fixed income, high yield corporate bonds had negative returns as yield spreads over Treasuries widened during the period. This widening was most pronounced in the energy and materials sectors, but growing investor concerns about corporate credit quality in general was evident across most sectors. Despite the negative impact on returns during the reporting period, in our view, the spread widening created opportunities

Top Five Equity Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
Royal Dutch Shell PLC, A, ADR (U.K.) Energy	2.4%
General Electric Co. Industrials	2.1%
Bank of America Corp. Financials	1.8%
Target Corp. Consumer Discretionary	1.7%
Chevron Corp. Energy	1.6%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

for us to selectively increase our exposure to certain high yield bond issuers at attractive valuations.

Energy was a primary detractor among fixed income sectors driven largely by declines in the securities of independent exploration and production companies. Notable laggards included SandRidge Energy, Energy XXI Gulf Coast, Halcon Resources, Linn Energy and Chesapeake Energy, all of which are North American producers of oil and gas. Commodity price declines raised investor concerns over these companies’ ability to manage cash flows and ultimately meet debt obligations as they become due. During the period we consolidated positions, eliminating several holdings that we believed remained challenged in favor of others that, in our view, appeared to have a clearer path to navigating the industry downturn and restructuring balance sheets through effective capital structure management. The debt securities of oilfield services and equipment companies, particularly offshore drilling contractors, including Ocean Rig UDW,3 Hercules Offshore3 and Vantage Drilling (Offshore Group Investment),3 also lost value as upstream spending expectations fell and industry supply expanded.

The communications sector also suppressed our fixed income returns during the period.4 iHeartCommunications detracted from Fund performance due to investor concerns over its currently high level of debt and the company’s ability to deleverage over time. The company continued to deliver solid operational results and took advantage of its large platform to gain market share from the competition. Hurting our Sprint position were investor concerns regarding the company’s ability to maintain its share of new subscribers and manage its balance

4. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

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sheet during a period of slowing industry growth.5 We continue to monitor the progress of Sprint’s new management team as they work closely with Softbank to improve operations and seek to position the company for future growth.

Another major fixed income detractor during the period was the basic industry sector.6 Despite being a relatively small allocation within the Fund, our holdings in coal mining companies substantially weighed on performance due to a confluence of factors including falling prices, lower volumes and concerns regarding the continuing decline of coal as a fuel source. The coal industry’s cash flow generation was far below expectations and led to financial distress for many of the top producers. We significantly reduced our overall exposure to the coal industry, and eliminated our positions in notable detractors including Peabody Energy,3 Arch Coal secured bonds,3 Alpha Natural Resources3 and Walter Energy.3

In contrast, our holdings in fixed income securities of large banks such as Citigroup, JPMorgan Chase & Co. and Wells Fargo & Co. contributed to Fund performance.7 These firms continued to drive down costs, improve their capital bases and were widely viewed to be beneficiaries of rising interest rates.

The information technology sector also helped the Fund during the period with solid performance from some of our largest holdings. First Data shares rose as the company completed an initial public offering and continued to strengthen its balance sheet. Freescale Semiconductor3 also made gains as it continued to improve its cash flow and strengthen its balance sheet. Both companies greatly benefited from refinancing higher cost debt with new debt at much lower interest rates, which had a significant positive impact on cash flow.

Top Five Fixed Income and Senior Floating Rate Interests Holdings*
12/31/15
Issuer Sector/Industry	% of Total Net Assets
Citigroup Inc. Financials	1.3%
iHeartCommunications Inc. Consumer Discretionary	1.2%
JPMorgan Chase & Co. Financials	1.1%
HCA Inc. Health Care	0.9%
First Data Corp. Information Technology	0.8%

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Includes Sprint Communications and Sprint Corp. bonds.

6. Basic industry holdings are in materials in the fixed income section of the SOI.

7. Banking holdings are in financials in the fixed income section of the SOI.

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FRANKLIN INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 939.80	$3.47
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.62

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.71%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Year Ended December 31,
	2015	2014		2013		2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.48	$16.53		$15.47		$14.68		$15.16

Income from investment operations[a]:

Net investment income[b]	0.71	0.72		0.81		0.91		0.96

Net realized and unrealized gains (losses)	(1.78)	0.11		1.31		0.90		(0.54)

Total from investment operations	(1.07)	0.83		2.12		1.81		0.42

Less distributions from net investment income	(0.77)	(0.88)		(1.06)		(1.02)		(0.90)

Net asset value, end of year	$14.64	$16.48		$16.53		$15.47		$14.68

Total return[c]	(6.84)%	4.92%		14.18%		12.91%		2.71%

Ratios to average net assets

Expenses	0.46% [d,e]	0.47%	[d]	0.47%	[d]	0.47%		0.47% [d]

Net investment income	4.47%	4.26%		5.07%		6.03%		6.35%

Supplemental data

Net assets, end of year (000’s)	$604,228	$714,664		$695,004		$584,391		$1,300,935

Portfolio turnover rate	31.53%	24.77%		21.71%		26.66%	[f]	28.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013		2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.00	$16.07		$15.07		$14.32		$14.82

Income from investment operations[a]:

Net investment income[b]	0.65	0.66		0.75		0.85		0.90

Net realized and unrealized gains (losses)	(1.73)	0.11		1.27		0.88		(0.53)

Total from investment operations	(1.08)	0.77		2.02		1.73		0.37

Less distributions from net investment income	(0.72)	(0.84)		(1.02)		(0.98)		(0.87)

Net asset value, end of year	$14.20	$16.00		$16.07		$15.07		$14.32

Total return[c]	(7.05)%	4.62%		13.94%		12.65%		2.38%

Ratios to average net assets

Expenses	0.71% [d,e]	0.72%	[d]	0.72%	[d]	0.72%		0.72% [d]

Net investment income	4.22%	4.01%		4.82%		5.78%		6.10%

Supplemental data

Net assets, end of year (000’s)	$4,907,599	$6,022,804		$6,188,045		$6,182,997		$5,915,637

Portfolio turnover rate	31.53%	24.77%		21.71%		26.66%	[f]	28.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013		2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.31	$16.36		$15.32		$14.54		$15.04

Income from investment operations[a]:

Net investment income[b]	0.65	0.66		0.75		0.85		0.90

Net realized and unrealized gains (losses)	(1.76)	0.11		1.30		0.90		(0.54)

Total from investment operations	(1.11)	0.77		2.05		1.75		0.36

Less distributions from net investment income	(0.71)	(0.82)		(1.01)		(0.97)		(0.86)

Net asset value, end of year	$14.49	$16.31		$16.36		$15.32		$14.54

Total return[c]	(7.15)%	4.52%		13.85%		12.56%		2.29%

Ratios to average net assets

Expenses	0.81% [d,e]	0.82%	[d]	0.82%	[d]	0.82%		0.82% [d]

Net investment income	4.12%	3.91%		4.72%		5.68%		6.00%

Supplemental data

Net assets, end of year (000’s)	$306,023	$378,545		$397,652		$436,405		$431,435

Portfolio turnover rate	31.53%	24.77%		21.71%		26.66%	[f]	28.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Income VIP Fund
		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests 56.8%
	Consumer Discretionary 3.6%
	Ford Motor Co.	United States	4,450,000	$62,700,500
	General Motors Co.	United States	1,224,100	41,631,641
	Nordstrom Inc.	United States	200,000	9,962,000
	Target Corp.	United States	1,336,100	97,014,221

				211,308,362

	Consumer Staples 1.7%
	The Coca-Cola Co.	United States	550,000	23,628,000
	PepsiCo Inc.	United States	584,000	58,353,280
	Whole Foods Market Inc.	United States	484,069	16,216,311

				98,197,591

	Energy 9.0%
	Anadarko Petroleum Corp.	United States	470,000	22,832,600
	BP PLC, ADR	United Kingdom	1,800,000	56,268,000
	Chevron Corp.	United States	1,055,000	94,907,800
	Devon Energy Corp.	United States	650,000	20,800,000
a	Energy XXI Ltd.	United States	1,000,000	1,010,000
	Exxon Mobil Corp.	United States	848,000	66,101,600
	Halliburton Co.	United States	750,000	25,530,000
	Occidental Petroleum Corp.	United States	436,000	29,477,960
	Royal Dutch Shell PLC, A, ADR	United Kingdom	3,021,748	138,365,841
	Spectra Energy Corp.	United States	600,000	14,364,000
b	Total SA, B, ADR	France	1,192,900	53,620,855

				523,278,656

	Financials 3.8%
	Bank of America Corp.	United States	2,150,000	36,184,500
	JPMorgan Chase & Co.	United States	485,100	32,031,153
	MetLife Inc.	United States	1,145,108	55,205,657
	The Toronto-Dominion Bank	Canada	240,000	9,410,540
	U.S. Bancorp	United States	750,000	32,002,500
	Wells Fargo & Co.	United States	1,000,000	54,360,000

				219,194,350

	Health Care 7.2%
	AstraZeneca PLC	United Kingdom	524,400	35,682,745
	Bristol-Myers Squibb Co.	United States	344,396	23,691,001
	Eli Lilly & Co.	United States	764,800	64,442,048
	Johnson & Johnson	United States	712,800	73,218,816
	Merck & Co. Inc.	United States	1,100,000	58,102,000
	Pfizer Inc.	United States	2,638,975	85,186,113
	Roche Holding AG	Switzerland	116,500	32,136,327
	Sanofi, ADR	France	1,108,292	47,268,654

				419,727,704

	Industrials 8.1%
	The Boeing Co.	United States	231,800	33,515,962
a	CEVA Holdings LLC	United Kingdom	13,012	5,855,517
	Deere & Co.	United States	350,000	26,694,500
	General Electric Co.	United States	3,976,200	123,858,630
	Illinois Tool Works Inc.	United States	100,000	9,268,000
	Lockheed Martin Corp.	United States	253,200	54,982,380

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STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
	Raytheon Co.	United States	480,000	$59,774,400
	Republic Services Inc.	United States	527,300	23,195,927
	Union Pacific Corp.	United States	375,000	29,325,000
	United Technologies Corp.	United States	550,000	52,838,500
	Waste Management Inc.	United States	928,200	49,538,034

				468,846,850

	Information Technology 6.0%
	Apple Inc.	United States	500,000	52,630,000
	Cisco Systems Inc.	United States	1,400,000	38,017,000
a,c	First Data Holdings Inc., B	United States	1,559,551	22,485,605
	Intel Corp.	United States	2,545,000	87,675,250
	Microsoft Corp.	United States	1,033,500	57,338,580
	Oracle Corp.	United States	400,000	14,612,000
	QUALCOMM Inc.	United States	550,000	27,491,750
	Texas Instruments Inc.	United States	924,800	50,688,288

				350,938,473

	Materials 5.9%
	Agrium Inc.	Canada	500,000	44,670,000
	BASF SE	Germany	387,500	29,767,595
	BHP Billiton PLC	Australia	2,784,192	31,188,573
	The Dow Chemical Co.	United States	1,525,700	78,543,036
	E. I. du Pont de Nemours and Co.	United States	1,000,000	66,600,000
	The Mosaic Co.	United States	1,000,000	27,590,000
	Praxair Inc.	United States	110,000	11,264,000
	Rio Tinto PLC, ADR	United Kingdom	1,845,100	53,729,312

				343,352,516

	Telecommunication Services 2.5%
	AT&T Inc.	United States	1,121,000	38,573,610
	BCE Inc.	Canada	466,000	18,009,369
	Telstra Corp. Ltd.	Australia	3,446,331	14,084,758
	Verizon Communications Inc.	United States	1,400,000	64,708,000
	Vodafone Group PLC	United Kingdom	2,115,279	6,890,372

				142,266,109

	Utilities 9.0%
	American Electric Power Co. Inc.	United States	400,000	23,308,000
	Dominion Resources Inc.	United States	750,000	50,730,000
	Duke Energy Corp.	United States	802,500	57,290,475
a	Dynegy Inc., wts., 10/02/17	United States	242,666	114,053
	Exelon Corp.	United States	1,377,200	38,244,844
	NextEra Energy Inc.	United States	303,544	31,535,186
	PG&E Corp.	United States	1,435,300	76,343,607
	Pinnacle West Capital Corp.	United States	260,500	16,797,040
	PPL Corp.	United States	935,700	31,935,441
	Public Service Enterprise Group Inc.	United States	923,500	35,730,215
	Sempra Energy	United States	368,300	34,623,883
	The Southern Co.	United States	1,746,800	81,732,772

Annual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
	Xcel Energy Inc.	United States	1,310,964	$47,076,717

				525,462,233

	Total Common Stocks and Other Equity Interests (Cost $2,939,021,326)			3,302,572,844

d	Equity-Linked Securities 2.3%
	Consumer Discretionary 1.0%
e	Citigroup Global Markets Inc. into Ford Motor Co., 7.00%, 144A	United States	1,700,000	24,421,180
e	Deutsche Bank AG/London into General Motors Co., 8.00%, 144A	United States	500,000	17,172,400
e	The Goldman Sachs Group Inc. into General Motors Co., 6.50%, 144A	United States	500,000	17,199,300

				58,792,880

	Industrials 0.5%
e	The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	1,000,000	29,531,600

	Information Technology 0.8%
e	Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	415,000	44,325,942

	Total Equity-Linked Securities (Cost $141,933,987)			132,650,422

	Convertible Preferred Stocks 3.4%
	Consumer Discretionary 0.2%
	Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd.	United Kingdom	85,000	10,034,675

	Energy 0.0%†
	Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	200,000	2,114,000

	Financials 1.8%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	64,600	70,625,242
	FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	167,325	4,208,224
a	FNMA, 5.375%, cvt. pfd.	United States	475	4,987,500
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	20,000	23,259,700

				103,080,666

	Health Care 0.1%
	Allergan PLC, 5.50%, cvt. pfd.	United States	7,500	7,726,350

	Industrials 0.1%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	248,125
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	6,619,905

				6,868,030

	Materials 0.3%
	Alcoa Inc., 5.375%, cvt. pfd.	United States	500,000	16,655,000

	Utilities 0.9%
	Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	145,000	7,696,600
	Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	162,000	7,788,960
	Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000	7,782,150
	NextEra Energy Inc., 6.371%, cvt. pfd.	United States	500,000	26,415,000

				49,682,710

	Total Convertible Preferred Stocks (Cost $230,969,053)			196,161,431

FI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value
	Preferred Stocks (Cost $8,750,000) 0.1%
	Financials 0.1%
	Morgan Stanley, 6.375%, pfd., I	United States	350,000	$9,289,000

			Principal Amount*
	Convertible Bonds (Cost $15,000,000) 0.1%
	Energy 0.1%
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	15,000,000	7,987,500

	Corporate Bonds 21.3%
	Consumer Discretionary 2.8%
e	Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	3,000,000	2,705,625
e	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	3,000,000	2,982,000
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
	5.25%, 9/30/22	United States	2,700,000	2,733,750
	5.125%, 2/15/23	United States	10,000,000	10,037,500
b	Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000	3,425,000
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	20,000,000	17,400,000
	senior note, 5.875%, 7/15/22	United States	2,000,000	1,870,000
	senior note, 5.875%, 11/15/24	United States	8,300,000	7,407,750
	Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	5,000,000	4,769,630
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	11,300,000	11,201,125
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	19,400,000	13,604,250
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000	13,387,500
	senior secured note, first lien, 9.00%, 9/15/22	United States	14,600,000	10,128,750
e	International Game Technology PLC,
	senior secured bond, 144A, 6.50%, 2/15/25	United States	8,500,000	7,522,500
	senior secured note, 144A, 6.25%, 2/15/22	United States	8,500,000	8,016,563
	KB Home, senior bond, 7.50%, 9/15/22	United States	6,500,000	6,500,000
	MGM Resorts International, senior note, 6.75%, 10/01/20	United States	5,500,000	5,678,750
e	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	10,000,000	10,475,000
e	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%,
	5/15/23	United States	10,000,000	9,675,000
	2/15/25	United States	7,140,000	6,800,850
e	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	7,008,750

				163,330,293

	Consumer Staples 0.4%
	Cott Beverages Inc., senior note, 5.375%, 7/01/22	United States	2,500,000	2,456,250
e	JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	12,500,000	12,468,750
	U.S. Foods Inc., 8.50%, 6/30/19	United States	10,000,000	10,325,000

				25,250,000

	Energy 3.4%
e,f	American Energy-Woodford LLC/AEW Finance Corp., senior secured note, second lien, 144A, PIK, 12.00%, 12/30/20	United States	3,710,000	575,050
	Antero Resources Corp., senior note, 5.375%, 11/01/21	United States	2,200,000	1,771,000
	Bill Barrett Corp., senior note,
	7.625%, 10/01/19	United States	13,798,000	9,727,590
	7.00%, 10/15/22	United States	14,646,000	9,886,050

Annual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	California Resources Corp.,
	[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	12,938,000	$6,840,967
	senior bond, 6.00%, 11/15/24	United States	1,264,000	388,680
	senior note, 5.00%, 1/15/20	United States	690,000	249,263
	senior note, 5.50%, 9/15/21	United States	2,872,000	919,040
	CGG SA, senior note, 6.50%, 6/01/21	France	11,100,000	4,995,000
	CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	14,400,000	6,984,000
	Chesapeake Energy Corp.,
	[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	8,550,000	4,232,250
	senior note, 7.25%, 12/15/18	United States	4,000,000	1,600,000
	Denbury Resources Inc., senior note, 5.50%, 5/01/22	United States	17,000,000	5,728,660
	Energy XXI Gulf Coast Inc.,
	senior note, 9.25%, 12/15/17	United States	52,308,000	14,907,780
	[e] senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	35,116,000	12,378,390
e	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	15,000,000	5,306,250
	EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	21,067,000	5,688,090
	Halcon Resources Corp.,
	[e] secured note, second lien, 144A, 8.625%, 2/01/20	United States	10,000,000	6,937,500
	senior note, 9.75%, 7/15/20	United States	5,000,000	1,475,000
	[e] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	35,000,000	12,075,000
	Kinder Morgan Inc.,
	senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	20,969,938
	[e] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	7,000,000	6,412,938
e	Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20	United States	21,493,000	10,961,430
e	NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	3,750,000	3,506,250
	Rex Energy Corp., senior note, 8.875%, 12/01/20	United States	5,000,000	1,125,000
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	20,000,000	12,300,000
	SandRidge Energy Inc.,
	[e] second lien, 144A, 8.75%, 6/01/20	United States	15,000,000	4,575,000
	senior note, 8.75%, 1/15/20	United States	20,000,000	2,025,000
	senior note, 7.50%, 3/15/21	United States	1,497,000	164,670
	senior note, 8.125%, 10/15/22	United States	10,000,000	1,150,000
	senior note, 7.50%, 2/15/23	United States	6,600,000	750,750
	Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	20,000,000	6,700,000
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	45,000,000	15,975,000

				199,281,536

	Financials 3.5%
g	Bank of America Corp., junior sub. bond,
	AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,120,000
	M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,093,750
g	Citigroup Inc., junior sub. bond,
	5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,487,500
	5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,312,500
	5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,408,875
	M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	16,401,000
	O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	24,843,750
	Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	9,978,470
	International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	10,000,000	10,675,000
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	3,000,000	2,906,250

FI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Financials (continued)
g	JPMorgan Chase & Co., junior sub. bond,
	I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	50,000,000	$50,962,500
	R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,203,533
	V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,512,500
g	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,309,125
	Navient Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	4,093,750
e	OneMain Financial Holdings Inc., senior note, 144A,
	6.75%, 12/15/19	United States	10,000,000	10,162,500
	7.25%, 12/15/21	United States	5,000,000	5,025,000
g	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	7,988,875

				202,484,878

	Health Care 2.1%
	CHS/Community Health Systems Inc., senior note,
	8.00%, 11/15/19	United States	5,000,000	5,062,500
	6.875%, 2/01/22	United States	10,900,000	10,395,875
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	5,000,000	5,009,375
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	7,725,000
	senior note, 7.50%, 2/15/22	United States	25,000,000	27,812,500
	senior secured bond, first lien, 5.25%, 4/15/25	United States	5,000,000	5,050,000
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,400,000
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	22,500,000	22,556,250
	6.75%, 6/15/23	United States	8,200,000	7,620,875
e	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	8,413,000
	senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	11,218,750

				121,264,125

	Industrials 1.2%
e	Algeco Scotsman Global Finance PLC,
	senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000	1,975,000
	senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	8,278,875
e	Bombardier Inc., senior bond, 144A,
	6.125%, 1/15/23	Canada	5,000,000	3,475,000
	7.50%, 3/15/25	Canada	11,000,000	7,755,000
e	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	12,691,882	10,756,370
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	9,500,000	9,728,000
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	5,675,000	3,802,250
e	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	4,800,000	4,104,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	2,700,000	2,698,650
	senior sub. note, 6.00%, 7/15/22	United States	2,700,000	2,652,750
e	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	15,000,000	13,931,250

				69,157,145

	Information Technology 1.3%
e	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	11,034,375
e	CommScope Inc., senior note, 144A, 5.00%, 6/15/21	United States	8,422,000	8,106,175

Annual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Information Technology (continued)
e	First Data Corp.,
	senior note, 144A, 7.00%, 12/01/23	United States	22,000,000		$22,055,000
	[f] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	24,726,000		25,865,869
	NCR Corp., senior note,
	5.00%, 7/15/22	United States	4,500,000		4,381,875
	6.375%, 12/15/23	United States	7,000,000		6,921,250

					78,364,544

	Materials 1.8%
e	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.25%, 1/31/19	Luxembourg	2,500,000		2,412,500
e	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000		12,669,563
e	Consolidated Minerals Ltd., senior secured note, 144A, 8.00%, 5/15/20	Jersey Islands	5,000,000		2,487,500
e	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,300,000		1,495,000
	7.00%, 2/15/21	Canada	2,300,000		1,454,750
e	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 8.25%, 11/01/19	Australia	4,500,000		3,588,750
	senior secured note, 144A, 9.75%, 3/01/22	Australia	25,500,000		22,997,812
e	Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	9,400,000	EUR	10,242,658
e	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	3,000,000		2,610,000
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	12,500,000		12,746,125
	senior note, 9.00%, 4/15/19	United States	5,000,000		4,937,500
	senior note, 9.875%, 8/15/19	United States	16,800,000		16,947,000
	senior secured note, first lien, 6.875%, 2/15/21	United States	7,900,000		8,156,750

					102,745,908

	Telecommunication Services 3.4%
	Consolidated Communications Inc., senior note, 6.50%, 10/01/22	United States	15,000,000		12,675,000
	Frontier Communications Corp., senior note,
	9.25%, 7/01/21	United States	7,400,000		7,298,250
	7.125%, 1/15/23	United States	7,800,000		6,766,500
	[e] 144A, 10.50%, 9/15/22	United States	10,000,000		9,962,500
	Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	13,400,000		10,552,500
e	Neptune Finco Corp., senior bond, 144A, 10.875%, 10/15/25	United States	13,000,000		13,658,125
	Sprint Communications Inc.,
	11.50%, 11/15/21	United States	30,000,000		27,750,000
	senior note, 7.00%, 8/15/20	United States	7,500,000		5,812,500
	[e] senior note, 144A, 9.00%, 11/15/18	United States	11,900,000		12,554,500
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000		28,256,250
	senior bond, 7.125%, 6/15/24	United States	8,200,000		6,006,500
	senior note, 7.625%, 2/15/25	United States	15,000,000		11,025,000
	T-Mobile USA Inc.,
	senior bond, 6.625%, 4/01/23	United States	15,000,000		15,337,500
	senior note, 6.633%, 4/28/21	United States	7,500,000		7,856,250
	senior note, 6.731%, 4/28/22	United States	5,000,000		5,225,000
e	Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	5,000,000		4,965,625
e	Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	11,500,000		10,874,687

					196,576,687

FI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities 1.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	10,000,000	$8,862,500
	senior note, 5.375%, 1/15/23	United States	14,500,000	13,086,250
	Dynegy Inc., senior note,
	6.75%, 11/01/19	United States	25,000,000	23,625,000
	7.375%, 11/01/22	United States	18,300,000	16,012,500
e	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	19,937,500

				81,523,750

	Total Corporate Bonds (Cost $1,513,172,826)			1,239,978,866

h,i	Senior Floating Rate Interests 2.9%
	Consumer Discretionary 1.0%
	Belk Inc., Closing Date Term Loan, 5.75%, 12/10/22	United States	25,000,000	22,354,175
	iHeartCommunications Inc.,
	Tranche D Term Loan, 7.174%, 1/30/19	United States	35,864,664	25,284,588
	Tranche E Term Loan, 7.924%, 7/30/19	United States	13,142,769	9,276,599

				56,915,362

	Consumer Staples 0.2%
	U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	14,625,000	14,506,172

	Energy 0.2%
	Fieldwood Energy LLC, Loans (Second Lien), 8.375%, 9/30/20	United States	10,000,000	1,575,000
	W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	11,000,000	9,149,580

				10,724,580

	Financials 0.7%
	First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	40,000,000	39,533,320

	Industrials 0.8%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	5,418,719	4,533,664
	CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	5,614,286	4,697,288
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	967,980	809,877
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	7,743,842	6,479,017
	Commercial Barge Line Co., Initial Term Loan, 9.75%, 11/12/20	United States	10,000,000	9,300,000
	Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	6,081,022	5,381,704
	XPO Logistics Inc., First Lien Term Loan, 5.50%, 10/29/21	United States	15,000,000	14,959,380

				46,160,930

	Total Senior Floating Rate Interests (Cost $190,286,887)			167,840,364

			Shares
	Escrows and Litigation Trusts (Cost $62,603) 0.0%
a,j	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

	Total Investments before Short Term Investments (Cost $5,039,196,682)			5,056,480,427

Annual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Short Term Investments 14.0%
	Corporate Bonds (Cost $9,780,136) 0.2%
	Sabine Pass LNG LP, senior secured note, first lien, 7.50%, 11/30/16	United States	10,000,000	$10,000,000

	U.S. Government and Agency Securities (Cost $49,999,833) 0.8%
k	FHLB, 1/04/16	United States	50,000,000	50,000,000

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $5,098,976,651)			5,116,480,427

			Shares
	Money Market Funds (Cost $585,303,827) 10.1%
a,l	Institutional Fiduciary Trust Money Market Portfolio	United States	585,303,827	585,303,827

			Principal Amount*
	Repurchase Agreements (Cost $141,520,064) 2.4%
m	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $141,524,450)	United States	141,520,064	141,520,064
	BNP Paribas Securities Corp. (Maturity Value $41,047,751) HSBC Securities (USA) Inc. (Maturity Value $86,202,543) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $14,274,156)

Collateralized by U.S. Government Agency Securities,
0.184% - 0.289%, 5/08/17 - 4/09/18; [k]U.S. Treasury Bill,
3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 - 11/15/20 (valued at $144,440,460)

			Shares
n	Investments from Cash Collateral Received for Loaned Securities 0.5%
	Money Market Funds (Cost $3,750,000) 0.1%
a,l	Institutional Fiduciary Trust Money Market Portfolio	United States	3,750,000	3,750,000

			Principal Amount*
	Repurchase Agreements 0.4%
m	Joint Repurchase Agreement, 0.27%, 1/04/16 (Maturity Value $6,213,171)	United States	6,212,985	6,212,985
	HSBC Securities (USA) Inc.
	Collateralized by U.S. Treasury Strips, 2/15/16 - 8/15/40 (valued at $6,337,251)
m	Joint Repurchase Agreement, 0.30%, 1/04/16 (Maturity Value $6,213,192)	United States	6,212,985	6,212,985
	RBS Securities Inc.
	Collateralized by U.S. Treasury Note, 0.289% - 3.25%, 7/31/16 - 11/15/23 (valued at $6,337,276)
m	Joint Repurchase Agreement, 0.32%, 1/04/16 (Maturity Value $6,213,206)	United States	6,212,985	6,212,985
	Citigroup Global Markets Inc.
	Collateralized by U.S. Treasury Note, 0.299% - 3.375%, 1/31/17 - 4/30/22 (valued at $6,337,245)

FI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Repurchase Agreements (continued)
m	Joint Repurchase Agreement, 0.32%, 1/04/16 (Maturity Value $3,770,933)	United States	3,770,799	$3,770,799
	J.P. Morgan Securities LLC
	Collateralized by [k]U.S. Treasury Bill, 4/28/16; and U.S. Treasury Note, 1.375% - 2.00%, 4/30/20 - 2/15/25 (valued at $3,846,255)

	Total Repurchase Agreements (Cost $22,409,754)			22,409,754

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $26,159,754)			26,159,754

	Total Investments (Cost $5,851,960,296) 100.9%			5,869,464,072
	Other Assets, less Liabilities (0.9)%			(51,613,263)

	Net Assets 100.0%			$5,817,850,809

See Abbreviations on page FI-32.

† Rounds to less than 0.1% of net assets.

* The principal amount is stated in U.S. dollars unless otherwise indicated.

a Non-income producing.

b A portion or all of the security is on loan at December 31, 2015. See Note 1(e).

c See Note 8 regarding restricted securities.

d See Note 1(d) regarding equity-linked securities.

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $558,174,119, representing 9.59% of net assets.

f Income may be received in additional securities and/or cash.

g Perpetual security with no stated maturity date.

h See Note 1(f) regarding senior floating rate interests.

i The coupon rate shown represents the rate at period end.

j Security has been deemed illiquid because it may not be able to be sold within seven days.

k The security is traded on a discount basis with no stated coupon rate.

l See Note 3(e) regarding investments in affiliated management investment companies.

m See Note 1(c) regarding joint repurchase agreement.

n See Note 1(e) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,098,976,651
Cost - Non-controlled affiliates (Note 3e)	589,053,827
Cost - Repurchase agreements	163,929,818

Total cost of investments	$5,851,960,296

Value - Unaffiliated issuers	$5,116,480,427
Value - Non-controlled affiliates (Note 3e)	589,053,827
Value - Repurchase agreements	163,929,818

Total value of investments (includes securities loaned in the amount of $24,907,173)	5,869,464,072
Cash	355,524
Receivables:
Investment securities sold	55,217,443
Capital shares sold	2,525,142
Dividends and interest	38,518,954
Other assets	563

Total assets	5,966,081,698

Liabilities:
Payables:
Investment securities purchased	113,121,822
Capital shares redeemed	3,857,945
Management fees	2,220,441
Distribution fees	2,298,140
Payable upon return of securities loaned	26,159,754
Accrued expenses and other liabilities	572,787

Total liabilities	148,230,889

Net assets, at value	$5,817,850,809

Net assets consist of:
Paid-in capital	$6,470,028,166
Undistributed net investment income	284,418,214
Net unrealized appreciation (depreciation)	17,493,830
Accumulated net realized gain (loss)	(954,089,401)

Net assets, at value	$5,817,850,809

FI-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Franklin Income VIP Fund

Class 1:
Net assets, at value	$604,228,405

Shares outstanding	41,272,285

Net asset value and maximum offering price per share	$14.64

Class 2:
Net assets, at value	$4,907,598,923

Shares outstanding	345,644,586

Net asset value and maximum offering price per share	$14.20

Class 4:
Net assets, at value	$306,023,481

Shares outstanding	21,125,606

Net asset value and maximum offering price per share	$14.49

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Income VIP Fund
Investment income:
Dividends	$139,393,586
Interest	185,556,463
Income from securities loaned	1,191,868

Total investment income	326,141,917

Expenses:
Management fees (Note 3a)	30,028,252
Distribution fees: (Note 3c)
Class 2	13,974,874
Class 4	1,233,866
Custodian fees (Note 4)	68,362
Reports to shareholders	345,392
Professional fees	146,325
Trustees’ fees and expenses	29,560
Other	118,374

Total expenses	45,945,005
Expense reductions (Note 4)	(1,687)
Expenses waived/paid by affiliates (Note 3e)	(64,561)

Net expenses	45,878,757

Net investment income	280,263,160

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(198,163,622)
Foreign currency transactions	(21,870)

Net realized gain (loss)	(198,185,492)

Net change in unrealized appreciation (depreciation) on:
Investments	(544,627,619)
Translation of other assets and liabilities denominated in foreign currencies	229,788

Net change in unrealized appreciation (depreciation)	(544,397,831)

Net realized and unrealized gain (loss)	(742,583,323)

Net increase (decrease) in net assets resulting from operations	$(462,320,163)

FI-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$280,263,160	$300,049,149
Net realized gain (loss)	(198,185,492)	327,875,766
Net change in unrealized appreciation (depreciation)	(544,397,831)	(288,670,010)

Net increase (decrease) in net assets resulting from operations	(462,320,163)	339,254,905

Distributions to shareholders from:
Net investment income:
Class 1	(32,196,540)	(37,211,436)
Class 2	(260,631,132)	(314,580,044)
Class 4	(15,803,892)	(19,237,312)

Total distributions to shareholders	(308,631,564)	(371,028,792)

Capital share transactions: (Note 2)
Class 1	(31,781,112)	23,158,016
Class 2	(463,715,750)	(137,432,835)
Class 4	(31,713,868)	(18,639,257)

Total capital share transactions	(527,210,730)	(132,914,076)

Net increase (decrease) in net assets	(1,298,162,457)	(164,687,963)
Net assets:
Beginning of year	7,116,013,266	7,280,701,229

End of year	$5,817,850,809	$7,116,013,266

Undistributed net investment income included in net assets:
End of year	$284,418,214	$285,827,668

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating

FI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase

Annual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund‘s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Corporate bonds	$534,874
Equity investments	25,624,880

Total borrowings[b]	$26,159,754

aThe agreements open at year end can be terminated at any time.

bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed

FI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,738,174	$27,618,019	2,465,196	$42,146,383
Shares issued in reinvestment of distributions	2,040,338	32,196,540	2,182,489	37,211,436
Shares redeemed	(5,869,235)	(91,595,671)	(3,341,982)	(56,199,803)

Net increase (decrease)	(2,090,723)	$(31,781,112)	1,305,703	$23,158,016

Class 2 Shares:
Shares sold	21,413,080	$334,630,165	37,540,981	$619,277,066
Shares issued in reinvestment of distributions	17,001,378	260,631,132	18,973,465	314,580,044
Shares redeemed	(69,202,126)	(1,058,977,047)	(65,224,564)	(1,071,289,945)

Net increase (decrease)	(30,787,668)	$(463,715,750)	(8,710,118)	$(137,432,835)

Class 4 Shares:
Shares sold	2,745,531	$43,147,056	3,949,673	$66,366,931
Shares issued in reinvestment of distributions	1,010,479	15,803,892	1,137,629	19,237,312
Shares redeemed	(5,843,737)	(90,664,816)	(6,186,364)	(104,243,500)

Net increase (decrease)	(2,087,727)	$(31,713,868)	(1,099,062)	$(18,639,257)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

FI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Institutional Fiduciary Trust Money Market Portfolio	—	664,470,634	(75,416,807)	589,053,827	$589,053,827	$—	$—	3.01%

f. Other Affiliated Transactions

At December 31, 2015, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 5.72% of the Fund’s outstanding shares.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $0 and $7,568,450, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report	FI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$51,901,081
2017	521,405,875
2018	157,561,044

Capital loss carryforwards not subject to expiration:
Short term	73,992,456
Long term	144,130,633

Total capital loss carryforwards	$948,991,089

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$308,631,564	$371,028,792

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$5,852,077,100

Unrealized appreciation	$734,570,443
Unrealized depreciation	(717,183,471)

Net unrealized appreciation (depreciation)	$17,386,972

Distributable earnings - undistributed ordinary income	$277,675,625

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $1,852,907,115 and $2,574,974,930, respectively.

7. Credit Risk

At December 31, 2015, the Fund had 22.49% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
1,559,551	First Data Holdings Inc., B (Value is 0.39% of Net Assets)	6/26/14	$19,718,400	$22,485,605

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2015, in valuing the Fund’s asset carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$523,278,656	$2,114,000	$—		$525,392,656
Financials	326,576,516	4,987,500	—		331,564,016
Industrials	462,991,333	12,723,547	—		475,714,880
Information Technology	328,452,868	—	22,485,605		350,938,473
All Other Equity Investments[b]	1,824,413,250	—	—		1,824,413,250
Equity-Linked Securities	—	132,650,422	—		132,650,422
Convertible Bonds	—	7,987,500	—		7,987,500
Corporate Bonds	—	1,239,978,866	—		1,239,978,866
Senior Floating Rate Interests	—	167,840,364	—		167,840,364
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	589,053,827	223,929,818	—		812,983,645

Total Investments in Securities	$4,054,766,450	$1,792,212,017	$22,485,605		$5,869,464,072

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31 ,2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

		FHLB	Federal Home Loan Bank

		FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		L/C	Letter of Credit

		MTN	Medium Term Note

		PIK	Payment-In-Kind

FI-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 29.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

FI-34	Annual Report

Franklin Large Cap Growth VIP Fund

We are pleased to bring you Franklin Large Cap Growth VIP Fund’s annual report for the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	+5.62%	+11.08%	+6.56%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, generated a +1.38% total return.2

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN LARGE CAP GROWTH VIP FUND

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015.1 The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the 12 months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

During the year under review, most sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the S&P 500, stock selection in the information technology, consumer discretionary, materials and financials sectors helped performance. Overweightings in the information technology and consumer discretionary sectors, as well as underweightings in the energy and financials sectors also contributed to performance.

In information technology, several positions contributed to the Fund’s performance relative to the S&P 500 including Facebook, Avago Technologies and Alphabet. Facebook, a social networking service and website company, continued to surpass analyst expectations as it reported strong second-quarter advertising revenue growth with a solid profit margin. The company also continued to have a strong and engaged user base, especially on mobile devices, its largest advertisement revenue source. Avago Technologies is a Singapore-based, leading global supplier of high-performance filters for 4G-enabled devices, which we think is an attractive growth market. The company also supplies high-speed optical communication chips to equipment suppliers. Alphabet (formerly, Google) generated robust third-quarter revenue growth, driven by YouTube and mobile search. Additionally, the company announced a share buyback in each of the last three quarterly reports and delivered, or agreed to deliver, on three key factors that concerned investors: expense management, transparency and capital returns. Thus far, the company has shown lower expense growth and stable profit margins. In October, the company completed a restructuring of what was formerly Google into Alphabet, a holding company for smaller companies, including Google and YouTube, which would remain focused on Internet products.

In the consumer discretionary sector, key contributors included Amazon, Starbucks and NIKE. Amazon reported strong, sustained revenue growth in core domestic retail, including Amazon Prime customers, and better-than-expected profits for its new Amazon Web Services cloud computing business. Additionally, the company improved its fixed and variable costs through lower shipping expenses, better utilization of fulfillment centers and growing use of third-party sellers. Coffee and tea manufacturer and retailer Starbucks reported strong sales growth and modest margin expansion during the period. The company generated robust sales growth in all regions, particularly in the U.S., where comparative store sales were driven by newly introduced beverages and increased tea and food sales. Starbucks continued to open new stores domestically and internationally, with more than 1,600 net new stores in fiscal year 2015. Shares of NIKE, an apparel manufacturer and retailer, rose due to continued strong performance as the company reported solid growth over the past two quarters in gross revenues and in its estimates of future sales. NIKE also increased the automation of its supplier factory base, which we believe should drive margin expansion.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Key contributors from other sectors included Allergan, Acerta Pharma, Incyte and Monster Beverage. Specialty pharmaceutical firm Allergan was acquired by Actavis, which quickly integrated the new company, announced a divestiture of its generic business to Teva Pharamaceutical Industries at a favorable price and became an acquisition target for Pfizer. Acerta Pharma, a technology provider for drug research and development, presented well-received results of its treatment for lymphocytic leukemia at a medical conference. The company was later purchased by AstraZeneca. Biopharmaceutical company Incyte continued its strong launch of the company’s marketed drug, Jakafi, which exceeded expectations. Additionally, positive industry developments during the period surrounding immune-oncology drugs strengthened Incyte’s market position, particularly with its drug epacadostat. Monster, a beverage developer and distributor, benefited during the period from a leading position in the energy drinks category, which is the highest growth category in the global soft drink market. The company recently partnered with Coca-Cola in an effort to increase profitability in international markets including China, India and Africa, which Monster has yet to enter.

In contrast, relative to the S&P 500, detractors from the Fund’s relative performance included stock selection in the industrials, health care and telecommunication services sectors.

In the industrials sector, some significant detractors included Flowserve, Precision Castparts and Kansas City Southern. Shares of Flowserve, a flow control equipment manufacturer, declined during the period due to falling oil prices. Precision Castparts, a metal components and products manufacturer, struggled amid weak power and energy end markets. Pressures from Alcoa’s titanium aerospace components business along with the reduction of a large aerospace customer’s inventory hurt the company’s performance. Kansas City Southern, a rail operator, was negatively affected by declining coal and oil-related shipping volumes. The company’s Mexico operations were also understaffed relative to demand during the period. We exited these three positions by year-end.

Key detractors in the health care sector included health and human services programs provider HMS Holdings, pharmaceutical company Karyopharm Therapeutics and health care services provider Envision Healthcare Holdings. HMS stock declined during the period due to the emergence of an aggressive competitor in its core Medicaid coordination of

Top 10 Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	4.8%
MasterCard Inc., A Information Technology	4.2%
Alphabet Inc., A & C Information Technology	4.2%
Allergan PLC Health Care	4.1%
Celgene Corp. Health Care	3.9%
Facebook Inc., A Information Technology	3.7%
Apple Inc. Information Technology	3.2%
SBA Communications Corp. Telecommunication Services	2.9%
Visa Inc., A Information Technology	2.7%
Gilead Sciences Inc. Health Care	2.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

benefits segment. Investors were concerned about the company’s long-term growth opportunity and profitability. We exited the position largely as a result of these concerns. Shares of Karyopharm declined due to a diminishing therapeutic profile for its lead compound, selinexor. In August, the company amended trial results for selinexor, which resulted in lowering the recommended dose in a trial for acute myeloid leukemia due to higher rates of sepsis (an inflammatory response). Envision’s stock fell when it missed its third-quarter earnings estimate resulting from underperforming contracts that led to lower revenue and higher labor costs, which pressured margins. We believed these were short-term, transient operational issues that can be fixed and the stock’s sharp decline was unwarranted.

In the telecommunication services sector, a key detractor included SBA Communications, an owner and operator of wireless communications tower structures. The company’s shares declined during the period due to disappointing guidance surrounding its earnings before interest, taxes, depreciation and amortization (EBITDA) and 2016 potential revenues, which

FLG-4	Annual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

were primarily attributed to continued currency devaluation in Brazil and weak 2013–2015 growth rates. We believe these issues may impact the company’s short-term performance, but we do not believe they represent long-term impairments to what we see as a high-quality business selling at attractive valuations.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FLG-5

FRANKLIN LARGE CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 979.40	$5.14
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.26	$20.91	$16.43	$14.75	$15.07

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	0.11	0.24	0.21	0.15

Net realized and unrealized gains (losses)	1.56	2.54	4.48	1.65	(0.33)

Total from investment operations	1.50	2.65	4.72	1.86	(0.18)

Less distributions from:

Net investment income	(0.13)	(0.30)	(0.24)	(0.18)	(0.14)

Net realized gains	(6.21)	—	—	—	—

Total distributions	(6.34)	(0.30)	(0.24)	(0.18)	(0.14)

Net asset value, end of year	$18.42	$23.26	$20.91	$16.43	$14.75

Total return[c]	5.89%	12.74%	28.92%	12.65%	(1.22)%

Ratios to average net assets

Expenses	0.78%	0.79%	0.79%	0.80%	0.80%

Net investment income (loss)	(0.27)%	0.50%	1.27%	1.31%	0.99%

Supplemental data

Net assets, end of year (000’s)	$47,864	$54,971	$54,291	$46,756	$48,666

Portfolio turnover rate	23.23%	93.53%	28.27%	33.88%	56.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.94	$20.62	$16.20	$14.54	$14.86

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	0.06	0.19	0.17	0.11

Net realized and unrealized gains (losses)	1.54	2.50	4.42	1.62	(0.33)

Total from investment operations	1.43	2.56	4.61	1.79	(0.22)

Less distributions from:

Net investment income	(0.07)	(0.24)	(0.19)	(0.13)	(0.10)

Net realized gains	(6.21)	—	—	—	—

Total distributions	(6.28)	(0.24)	(0.19)	(0.13)	(0.10)

Net asset value, end of year	$18.09	$22.94	$20.62	$16.20	$14.54

Total return[c]	5.62%	12.46%	28.63%	12.37%	(1.51)%

Ratios to average net assets

Expenses	1.03%	1.04%	1.04%	1.05%	1.05%

Net investment income (loss)	(0.52)%	0.25%	1.02%	1.06%	0.74%

Supplemental data

Net assets, end of year (000’s)	$223,807	$256,098	$285,477	$278,989	$293,226

Portfolio turnover rate	23.23%	93.53%	28.27%	33.88%	56.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

FLG-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Large Cap Growth VIP Fund
		Shares	Value

	Common Stocks 98.3%
	Consumer Discretionary 18.6%
a	Amazon.com Inc.	19,145	$12,939,914
a	Buffalo Wild Wings Inc.	9,059	1,446,269
a	Chipotle Mexican Grill Inc.	3,224	1,547,036
	Hanesbrands Inc.	89,621	2,637,546
	Harman International Industries Inc.	24,683	2,325,385
	Lowe’s Cos. Inc.	37,412	2,844,809
	NIKE Inc., B	66,260	4,141,250
a	The Priceline Group Inc.	3,676	4,686,716
	Starbucks Corp.	121,517	7,294,666
a	Under Armour Inc., A	45,190	3,642,766
	The Walt Disney Co.	67,815	7,126,000

			50,632,357

	Consumer Staples 5.2%
	Constellation Brands Inc., A	32,850	4,679,154
	Mead Johnson Nutrition Co., A	28,138	2,221,495
a	Monster Beverage Corp.	35,565	5,297,763
a	WhiteWave Foods Co., A	49,529	1,927,173

			14,125,585

	Energy 2.7%
	Anadarko Petroleum Corp.	95,129	4,621,367
a	Diamondback Energy Inc.	41,769	2,794,346

			7,415,713

	Financials 7.5%
a	Affiliated Managers Group Inc.	16,083	2,569,420
	American Tower Corp.	31,656	3,069,049
	BlackRock Inc.	6,488	2,209,294
a	CBRE Group Inc.	105,840	3,659,947
	The Charles Schwab Corp.	149,289	4,916,087
a	Signature Bank	24,942	3,825,355

			20,249,152

	Health Care 20.6%
a	Allergan PLC	35,385	11,057,812
a	Anacor Pharmaceuticals Inc.	17,747	2,004,879
a	Biogen Inc.	14,749	4,518,356
a	Celgene Corp.	88,602	10,610,976
a	Celldex Therapeutics Inc.	63,325	992,936
a	Edwards Lifesciences Corp.	30,664	2,421,843
a	Envision Healthcare Holdings Inc.	82,633	2,145,979
	Gilead Sciences Inc.	73,101	7,397,090
a	Illumina Inc.	18,773	3,603,383
a	Impax Laboratories Inc.	38,138	1,630,781
a	Incyte Corp.	25,914	2,810,373
a	Jazz Pharmaceuticals PLC	14,507	2,039,104
a	Karyopharm Therapeutics Inc.	49,612	657,359
	Perrigo Co. PLC	16,927	2,449,337
a	VWR Corp.	58,478	1,655,512

			55,995,720

Annual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Industrials 4.3%
	Allegiant Travel Co.	10,879	$1,825,823
	General Electric Co.	93,677	2,918,038
	Hexcel Corp.	40,865	1,898,179
a	IHS Inc., A	23,655	2,801,462
	Roper Technologies Inc.	10,901	2,068,901

			11,512,403

	Information Technology 33.4%
a	Adobe Systems Inc.	44,737	4,202,594
a	Alphabet Inc., A	8,142	6,334,557
a	Alphabet Inc., C	6,687	5,074,631
	Apple Inc.	83,695	8,809,736
a	Atlassian Corp. PLC (United Kingdom)	5,900	177,472
	Avago Technologies Ltd. (Singapore)	33,109	4,805,771
a	BroadSoft Inc.	44,262	1,565,104
a	Electronic Arts Inc.	70,819	4,866,682
a	Facebook Inc., A	96,759	10,126,797
a	LinkedIn Corp., A	12,528	2,819,802
	MasterCard Inc., A	117,957	11,484,294
	Microsoft Corp.	87,663	4,863,543
a	Mobileye NV	31,903	1,348,859
a	NXP Semiconductors NV (Netherlands)	48,650	4,098,762
a	Palo Alto Networks Inc.	23,069	4,063,374
a	Red Hat Inc.	16,821	1,392,947
a	Salesforce.com Inc.	38,068	2,984,531
a	ServiceNow Inc.	34,060	2,948,234
a	ViaSat Inc.	23,106	1,409,697
	Visa Inc., A	95,686	7,420,449

			90,797,836

	Materials 2.4%
a	Axalta Coating Systems Ltd.	74,389	1,982,467
	Ecolab Inc.	21,117	2,415,362
	Martin Marietta Materials Inc.	14,600	1,994,068

			6,391,897

	Telecommunication Services 3.6%
a	SBA Communications Corp.	75,088	7,889,496
a	T-Mobile U.S. Inc.	49,946	1,953,888

			9,843,384

	Total Common Stocks (Cost $184,686,971)		266,964,047

	Convertible Preferred Stocks (Cost $1,250,406) 1.0%
	Health Care 1.0%
a,b	Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A (Netherlands)	108,731	2,694,736

	Total Investments before Short Term Investments (Cost $185,937,377)		269,658,783

FLG-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Principal Amount	Value

	Short Term Investments (Cost $3,096,704) 1.1%
	Repurchase Agreements 1.1%
c	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $3,096,800)	$3,096,704	$3,096,704
	BNP Paribas Securities Corp. (Maturity Value $898,196) HSBC Securities (USA) Inc. (Maturity Value $1,886,261) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $312,343)

Collateralized by U.S. Government Agency Securities, 0.184% - 0.289%, 5/08/17 - 4/09/18; [d]U.S. Treasury Bill, 3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 - 11/15/20 (valued at $3,160,607)

	Total Investments (Cost $189,034,081) 100.4%		272,755,487
	Other Assets, less Liabilities (0.4)%		(1,084,840)

	Net Assets 100.0%		$271,670,647

aNon-income producing.

bSee Note 7 regarding restricted securities.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$185,937,377
Cost - Repurchase agreements	3,096,704

Total cost of investments	$189,034,081

Value - Unaffiliated issuers	$269,658,783
Value - Repurchase agreements	3,096,704

Total value of investments	272,755,487
Receivables:
Capital shares sold	1,516
Dividends	169,734
Other assets	5,806

Total assets	272,932,543

Liabilities:
Payables:
Investment securities purchased	700,656
Capital shares redeemed	213,926
Management fees	175,348
Distribution fees	96,013
Accrued expenses and other liabilities	75,953

Total liabilities	1,261,896

Net assets, at value	$271,670,647

Net assets consist of:
Paid-in capital	$184,694,332
Net unrealized appreciation (depreciation)	83,721,406
Accumulated net realized gain (loss)	3,254,909

Net assets, at value	$271,670,647

Class 1:
Net assets, at value	$47,863,575

Shares outstanding	2,598,399

Net asset value and maximum offering price per share	$18.42

Class 2:
Net assets, at value	$223,807,072

Shares outstanding	12,374,232

Net asset value and maximum offering price per share	$18.09

FLG-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends	$1,545,161
Interest	1,268

Total investment income	1,546,429

Expenses:
Management fees (Note 3a)	2,254,339
Distribution fees - Class 2 (Note 3c)	617,388
Custodian fees (Note 4)	3,290
Reports to shareholders	51,520
Professional fees	36,281
Trustees’ fees and expenses	1,320
Other	10,539

Total expenses	2,974,677

Net investment income (loss)	(1,428,248)

Realized and unrealized gains (losses):
Net realized gain (loss) from Investments	3,534,624

Net change in unrealized appreciation (depreciation) on investments	15,220,871

Net realized and unrealized gain (loss)	18,755,495

Net increase (decrease) in net assets resulting from operations	$17,327,247

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,428,248)	$944,121
Net realized gain (loss)	3,534,624	106,966,453
Net change in unrealized appreciation (depreciation)	15,220,871	(70,957,037)

Net increase (decrease) in net assets resulting from operations	17,327,247	36,953,537

Distributions to shareholders from:
Net investment income:
Class 1	(286,901)	(729,509)
Class 2	(675,379)	(2,842,675)
Net realized gains:
Class 1	(13,634,161)	—
Class 2	(63,414,142)	—

Total distributions to shareholders	(78,010,583)	(3,572,184)

Capital share transactions: (Note 2)
Class 1	3,730,750	(5,100,024)
Class 2	17,554,979	(56,981,465)

Total capital share transactions	21,285,729	(62,081,489)

Net increase (decrease) in net assets	(39,397,607)	(28,700,136)
Net assets:
Beginning of year	311,068,254	339,768,390

End of year	$271,670,647	$311,068,254

Undistributed net investment income included in net assets:
End of year	$—	$983,278

FLG-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 46.72% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of

Annual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if

FLG-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	5,480	$124,849	23,998	$507,108
Shares issued in reinvestment of distributions	740,482	13,921,062	33,235	729,509
Shares redeemed	(510,479)	(10,315,161)	(290,268)	(6,336,641)

Net increase (decrease)	235,483	$3,730,750	(233,035)	$(5,100,024)

Class 2 Shares:
Shares sold	700,609	$14,776,651	570,172	$12,631,684
Shares issued in reinvestment of distributions	3,468,048	64,089,521	131,120	2,842,675
Shares redeemed	(2,958,403)	(61,311,193)	(3,381,155)	(72,455,824)

Net increase (decrease)	1,210,254	$17,554,979	(2,679,863)	$(56,981,465)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FLG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$961,572	$3,572,184
Long term capital gain	77,049,011	—

	$78,010,583	$3,572,184

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$189,506,167

Unrealized appreciation	$90,265,259
Unrealized depreciation	(7,015,939)

Net unrealized appreciation (depreciation)	$83,249,320

Distributable earnings - undistributed long term capital gains	$3,726,999

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $69,015,077 and $127,359,347, respectively.

Annual Report	FLG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
108,731	Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A (Value is 0.99% of Net Assets)	5/6/2015	$1,250,406	$2,694,736

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FLG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Health care	$55,995,720	$—	$2,694,736	$58,690,456
All Other Equity Investments[b]	210,968,327	—	—	210,968,327
Short Term Investments	—	3,096,704	—	3,096,704

Total Investments in Securities	$266,964,047	$3,096,704	$2,694,736	$272,755,487

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2015, the reconciliation of assets is as follows:

	Balance at Beginning of Year	Purchases (Sales)	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:

Investments in Securities:

Equity Investments:[a]

Health Care	$—	$1,250,406	$—	$—	$—	$1,444,330	$2,694,736	$1,444,330

aIncludes convertible preferred stocks.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2015 are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/ Range		Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:[b]

Health Care	$2,694,736	Probability Weighted Discounted Cash Flow Model	Free Cash Flow[c]	$4,000 - $7,000 (mil	)	Increase[d]
			Discount for lack of marketability	4% - 12.5%		Decrease

Total	$2,694,736

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes convertible preferred stocks.

cIncludes probability assumptions for various outcomes of contingent payments for clinical trial results and regulatory approvals.

dRepresents a significant impact to fair value and net assets.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FLG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Large Cap Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

FLG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Large Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less then $77,049,011 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Annual Report	FLG-23

Franklin Mutual Global Discovery VIP Fund

This annual report for Franklin Mutual Global Discovery VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-3.65%	+7.41%	+6.87%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, had a -0.32% total return and the S&P 500 posted a +1.38% total return for the same period.1

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the Fed increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projections.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. In China, the government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. In October, emerging market equities gained after China expanded its monetary and fiscal stimulus to support its economy. In Brazil, falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Emerging equity markets recovered some of their losses after the Fed increased its target interest rate in December. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.2

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies looked to acquisitions, taking advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the

2. Please see Index Descriptions following the Fund Summaries.

Annual Report	MGD-3

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market for us to find compelling new opportunities. Low interest rates have kept credit widely available, and we saw few actual bankruptcies. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included multinational software company Microsoft, insurer NN Group and pharmaceutical company Eli Lilly & Co.

Shares of Microsoft rose as earnings improved and the company’s cloud computing services gained momentum. In April and October, Microsoft’s quarterly earnings exceeded consensus estimates despite a challenging environment for personal computer sales. Revenue outperformance and cost controls helped drive the solid results, highlighted by the strong performance of Microsoft’s cloud computing operations, which include Azure and Office365. We believe Microsoft’s cloud computing business

Top 10 Sectors/Industries
12/31/15
% of Total Net Assets
Banks	17.6%
Insurance	11.0%
Pharmaceuticals	8.0%
Software	6.6%
Oil, Gas & Consumable Fuels	5.7%
Tobacco	5.4%
Media	4.4%
Food & Staples Retailing	3.6%
Health Care Equipment & Supplies	3.2%
Communications Equipment	2.6%

has the potential to grow and become increasingly profitable as technology users become more comfortable relying on cloud infrastructure and applications. Supporting this belief were the company’s assertions that the growth in Office365 subscriptions began to fully offset the decline in transactional, one-time license purchases. October’s quarterly results also showed strength in the adoption of Microsoft’s new Windows 10 operating system.

NN Group is a Dutch insurer spun out of ING Groep. The company followed through successfully on its efforts to reduce expenses and improve return on equity, a measure of the amount earned on a company’s common stock investment. Results for several quarters were positive, and the company stated in November that it had reached its expense savings target a year early but would continue to push for further efficiencies. The company also periodically repurchased shares from ING Groep to help meet ING’s goal to fully divest its insurance and investment management holdings by the end of 2016, as required under ING’s restructuring agreement with the European Commission.

U.S.-based Eli Lilly & Co. performed well in 2015 as the market, in our view, gained more appreciation for the company’s strong research and development capabilities and deep pipeline. Driving the increased appreciation was Eli Lilly’s substantial progress during the year on several new product approvals including an oncology compound, regulatory submissions including for a psoriasis treatment and positive late-stage data disclosures including a drug for rheumatoid arthritis. Also, in September, Eli Lilly and drug maker Boehringer Ingelheim (a private company) announced that their jointly owned diabetes

MGD-4	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

drug significantly reduced cardiovascular risk. Eli Lilly’s 2015 operating performance was also strong as the company raised its earnings guidance in July and reported solid sales performance and profit margin progress in October. We believe Eli Lilly has many attractive assets targeting end markets with high unmet medical needs that, in our assessment, position its business to generate strong long-term revenues and free cash flows.

During the period under review, Fund investments that negatively affected performance included electricity producer NRG Energy, utility Texas Competitive Electric Holdings (TCEH) and oil and gas exploration and production company Marathon Oil.

NRG Energy is a U.S.-based integrated wholesale power generation and retail electricity company that includes solar and renewable energy businesses. The stock price declined in 2015 as natural gas and coal prices fell, resulting in lower revenues for NRG’s wholesale power operation, which sells electricity at market rates that move in line with fuel costs. In mid-December, the price of natural gas retreated to its lowest level since 2002. Investors also became increasingly unhappy with the short-term lack of return on investment from the company’s solar power business. As a result, NRG announced in September that it would package its solar power, electric vehicle charging and renewable energy operations into a new company.

The value of our TCEH debt holdings declined in 2015 due to lower natural gas and coal prices that reduced the market rates for the company’s electricity sales. Notably, in early December, natural gas retreated to its lowest price in over a decade. TCEH is a unit of Energy Future Holdings, the largest power company in Texas, which filed for bankruptcy in 2014 after defaulting on debt associated with a $45 billion leveraged buyout of the company in 2007, just as energy prices began to decline. The company intends to emerge from bankruptcy in 2016 with less leverage on its balance sheet.

Marathon Oil’s stock price closely followed the decline in crude oil. In October, Marathon Oil announced a dividend cut, a move that preserves capital and puts the company’s capital allocation policies more in line with its exploration and production peer group, in our analysis. We believed this move could allow for a smaller reduction in capital spending and a corresponding improvement in its production profile, which we welcomed given the returns available from the company’s resource base. The company also announced a significant reduction in its deepwater exploration program, an action we viewed favorably given the program’s lackluster returns in recent years. We continued to believe that Marathon Oil’s relatively low-cost assets would enable it to weather the current downturn with the potential to generate strong returns if the environment improves.

Top 10 Equity Holdings
12/31/15
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	3.7%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.7%
Wells Fargo & Co. Banks, U.S.	2.5%
American International Group Inc. Insurance, U.S.	2.2%
ACE Ltd. Insurance, U.S.	2.1%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.0%
British American Tobacco PLC Tobacco, U.K.	1.8%
NN Group NV Insurance, Netherlands	1.8%
Citigroup Inc. Banks, U.S.	1.7%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 935.20	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.27%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.61	$23.31		$20.55	$19.66	$21.16

Income from investment operations[a]:

Net investment income[b]	0.37	0.68	[c]	0.46	0.43	0.52

Net realized and unrealized gains (losses)	(1.17)	0.76		5.03	2.21	(1.09)

Total from investment operations	(0.80)	1.44		5.49	2.64	(0.57)

Less distributions from:

Net investment income	(0.69)	(0.57)		(0.58)	(0.64)	(0.50)

Net realized gains	(1.27)	(1.57)		(2.15)	(1.11)	(0.43)

Total distributions	(1.96)	(2.14)		(2.73)	(1.75)	(0.93)

Net asset value, end of year	$19.85	$22.61		$23.31	$20.55	$19.66

Total return[d]	(3.39)%	5.98%		27.95%	13.63%	(2.73)%

Ratios to average net assets

Expenses[e]	1.02% [f,g]	1.00%	[f]	0.97% [f]	0.99%	0.97% [f]

Expenses incurred in connection with securities sold short	0.02%	0.03%		—% [h]	—% [h]	—% [h]

Net investment income	1.71%	2.85%	[c]	2.13%	2.12%	2.34%

Supplemental data

Net assets, end of year (000’s)	$2,632	$2,313		$2,465	$1,136	$974

Portfolio turnover rate	21.88%	22.18%		15.58%	25.63%	26.17% [i]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MGD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.11	$22.84		$20.17	$19.30	$20.80

Income from investment operations[a]:

Net investment income[b]	0.32	0.60	[c]	0.42	0.38	0.43

Net realized and unrealized gains (losses)	(1.16)	0.75		4.92	2.15	(1.04)

Total from investment operations	(0.84)	1.35		5.34	2.53	(0.61)

Less distributions from:

Net investment income	(0.63)	(0.51)		(0.52)	(0.55)	(0.46)

Net realized gains	(1.27)	(1.57)		(2.15)	(1.11)	(0.43)

Total distributions	(1.90)	(2.08)		(2.67)	(1.66)	(0.89)

Net asset value, end of year	$19.37	$22.11		$22.84	$20.17	$19.30

Total return[d]	(3.65)%	5.71%		27.61%	13.36%	(2.96)%

Ratios to average net assets

Expenses[e]	1.27% [f,g]	1.25%	[f]	1.22% [f]	1.24%	1.22% [f]

Expenses incurred in connection with securities sold short	0.02%	0.03%		—% [h]	—% [h]	—% [h]

Net investment income	1.46%	2.60%	[c]	1.88%	1.87%	2.09%

Supplemental data

Net assets, end of year (000’s)	$629,366	$685,711		$684,780	$660,465	$712,161

Portfolio turnover rate	21.88%	22.18%		15.58%	25.63%	26.17% [i]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.39	$23.10		$20.38	$19.50	$21.02

Income from investment operations[a]:

Net investment income[b]	0.30	0.61	[c]	0.40	0.36	0.40

Net realized and unrealized gains (losses)	(1.17)	0.73		4.97	2.19	(1.05)

Total from investment operations	(0.87)	1.34		5.37	2.55	(0.65)

Less distributions from:

Net investment income	(0.59)	(0.48)		(0.50)	(0.56)	(0.44)

Net realized gains	(1.27)	(1.57)		(2.15)	(1.11)	(0.43)

Total distributions	(1.86)	(2.05)		(2.65)	(1.67)	(0.87)

Net asset value, end of year	$19.66	$22.39		$23.10	$20.38	$19.50

Total return[d]	(3.74)%	5.60%		27.52%	13.27%	(3.08)%

Ratios to average net assets

Expenses[e]	1.37% [f,g]	1.35%	[f]	1.32% [f]	1.34%	1.32% [f]

Expenses incurred in connection with securities sold short	0.02%	0.03%		—% [h]	—% [h]	—% [h]

Net investment income	1.36%	2.50%	[c]	1.78%	1.77%	1.99%

Supplemental data

Net assets, end of year (000’s)	$49,054	$59,961		$70,354	$62,346	$66,695

Portfolio turnover rate	21.88%	22.18%		15.58%	25.63%	26.17% [i]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MGD-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Mutual Global Discovery VIP Fund
		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests 91.8%
	Aerospace & Defense 0.6%
	B/E Aerospace Inc.	United States	65,840	$2,789,641
a	KLX Inc.	United States	32,920	1,013,607

				3,803,248

	Auto Components 0.7%
	Cie Generale des Etablissements Michelin, B	France	30,800	2,940,826
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	4,361
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	2,188,027

				5,133,214

	Automobiles 1.5%
	General Motors Co.	United States	214,110	7,281,881
	Hyundai Motor Co.	South Korea	20,953	2,656,318

				9,938,199

	Banks 17.6%
	Barclays PLC	United Kingdom	2,052,511	6,622,378
	BNP Paribas SA	France	117,870	6,687,335
	Capital Bank Financial Corp., A	United States	78,494	2,510,238
d	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	8,632,106
	CIT Group Inc.	United States	174,912	6,944,007
	Citigroup Inc.	United States	229,050	11,853,338
	Citizens Financial Group Inc.	United States	310,923	8,143,073
a	Commerzbank AG	Germany	655,995	6,820,764
	HSBC Holdings PLC	United Kingdom	586,355	4,634,151
	JPMorgan Chase & Co.	United States	131,280	8,668,418
	KB Financial Group Inc.	South Korea	56,047	1,580,824
	PNC Financial Services Group Inc.	United States	112,821	10,752,970
a	Royal Bank of Scotland Group PLC	United Kingdom	1,372,969	6,111,536
	Societe Generale SA	France	118,614	5,484,909
	Standard Chartered PLC	United Kingdom	374,211	3,109,190
	SunTrust Banks Inc.	United States	111,578	4,780,002
	Wells Fargo & Co.	United States	307,140	16,696,130

				120,031,369

	Beverages 1.9%
	PepsiCo Inc.	United States	90,367	9,029,470
	SABMiller PLC	United Kingdom	61,920	3,714,110

				12,743,580

	Capital Markets 0.6%
	UBS Group AG	Switzerland	208,825	4,068,128

	Communications Equipment 2.6%
	Cisco Systems Inc.	United States	359,180	9,753,533
	Nokia Corp., ADR	Finland	519,486	3,646,792
	Nokia OYJ, A	Finland	611,269	4,379,020

				17,779,345

	Construction Materials 0.6%
a	LafargeHolcim Ltd., B	Switzerland	78,676	3,949,504

	Consumer Finance 0.4%
a	Ally Financial Inc.	United States	151,600	2,825,824

Annual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Consumer Services 0.1%
a	Cengage Learning Holdings II LP	United States	22,762	$523,526

	Diversified Telecommunication Services 0.9%
	China Telecom Corp. Ltd., H	China	13,642,104	6,407,264
a,e,f	Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—

				6,407,264

	Energy Equipment & Services 1.2%
	Baker Hughes Inc.	United States	178,964	8,259,189

	Food & Staples Retailing 3.6%
	CVS Health Corp.	United States	46,236	4,520,494
	Empire Co. Ltd., A	Canada	216,579	4,030,032
	Metro AG	Germany	226,924	7,286,427
	Walgreens Boots Alliance Inc.	United States	102,904	8,762,790

				24,599,743

	Health Care Equipment & Supplies 3.2%
	Medtronic PLC	United States	181,080	13,928,674
	Stryker Corp.	United States	83,662	7,775,546

				21,704,220

	Health Care Providers & Services 0.4%
	Cigna Corp.	United States	20,116	2,943,574

	Hotels, Restaurants & Leisure 1.8%
	Accor SA	France	233,913	10,164,790
	Sands China Ltd.	Hong Kong	648,800	2,214,249

				12,379,039

	Independent Power & Renewable Electricity Producers 0.5%
	NRG Energy Inc.	United States	299,277	3,522,490

	Industrial Conglomerates 2.5%
	Jardine Strategic Holdings Ltd.	Hong Kong	371,698	10,158,506
	Koninklijke Philips NV	Netherlands	262,064	6,706,755

				16,865,261

	Insurance 11.0%
	ACE Ltd.	United States	122,380	14,300,103
a	Alleghany Corp.	United States	2,730	1,304,749
	The Allstate Corp.	United States	116,387	7,226,469
	American International Group Inc.	United States	243,553	15,092,979
	China Pacific Insurance (Group) Co. Ltd., H	China	845,908	3,476,342
	MetLife Inc.	United States	100,526	4,846,359
	NN Group NV	Netherlands	342,362	12,105,043
	PartnerRe Ltd.	United States	48,733	6,809,949
	PICC Property and Casualty Co. Ltd., H	China	159,273	316,074
	XL Group PLC	Ireland	235,290	9,218,662

				74,696,729

	IT Services 1.0%
	Xerox Corp.	United States	612,817	6,514,245

	Machinery 0.6%
	Caterpillar Inc.	United States	58,695	3,988,912

MGD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Marine 1.3%
	A.P. Moeller-Maersk AS, B	Denmark	6,595	$8,617,495

	Media 4.4%
	Cablevision Systems Corp., A	United States	61,562	1,963,828
	CBS Corp., B	United States	91,632	4,318,616
a	Liberty Global PLC, C	United Kingdom	86,040	3,507,851
	Time Warner Cable Inc.	United States	62,129	11,530,521
	Time Warner Inc.	United States	66,132	4,276,756
	Twenty-First Century Fox Inc., B	United States	170,160	4,633,457

				30,231,029

	Metals & Mining 1.0%
	Freeport-McMoRan Inc., B	United States	186,260	1,260,980
	ThyssenKrupp AG	Germany	295,953	5,895,924

				7,156,904

	Multiline Retail 0.3%
	Macy’s Inc.	United States	58,280	2,038,634

	Oil, Gas & Consumable Fuels 5.7%
	Anadarko Petroleum Corp.	United States	29,831	1,449,190
	Apache Corp.	United States	70,011	3,113,389
	BG Group PLC	United Kingdom	402,808	5,848,130
	BP PLC	United Kingdom	1,028,014	5,363,954
	China Shenhua Energy Co. Ltd., H	China	2,009,534	3,163,334
	CONSOL Energy Inc.	United States	219,381	1,733,110
	Kinder Morgan Inc.	United States	296,590	4,425,123
	Marathon Oil Corp.	United States	362,135	4,559,280
	Royal Dutch Shell PLC, A	United Kingdom	327,191	7,497,400
a	Whiting Petroleum Corp.	United States	143,866	1,358,095

				38,511,005

	Paper & Forest Products 0.0%†
a	Verso Corp.	United States	36,624	729

	Pharmaceuticals 8.0%
	Eli Lilly & Co.	United States	125,310	10,558,621
	GlaxoSmithKline PLC	United Kingdom	262,323	5,308,718
	Merck & Co. Inc.	United States	346,558	18,305,193
	Novartis AG, ADR	Switzerland	110,552	9,511,894
	Teva Pharmaceutical Industries Ltd., ADR	Israel	160,683	10,547,232

				54,231,658

	Real Estate Management & Development 0.3%
	Hang Lung Properties Ltd.	Hong Kong	892,000	2,030,268

	Road & Rail 0.4%
a,g	CAR Inc.	China	1,623,080	2,689,025

	Semiconductors & Semiconductor Equipment 0.2%
	SK Hynix Inc.	South Korea	53,632	1,403,191

	Software 6.6%
a	Check Point Software Technologies Ltd.	Israel	95,512	7,772,767
	Microsoft Corp.	United States	452,522	25,105,920
	Open Text Corp.	Canada	93,780	4,494,875

Annual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Software (continued)
	Symantec Corp.	United States	364,800	$7,660,800

				45,034,362

	Specialty Retail 1.0%
	Kingfisher PLC	United Kingdom	1,354,320	6,577,479

	Technology Hardware, Storage & Peripherals 2.2%
	EMC Corp.	United States	299,800	7,698,864
	Hewlett Packard Enterprise Co.	United States	190,760	2,899,552
	HP Inc.	United States	190,760	2,258,598
	Lenovo Group Ltd.	China	2,297,675	2,333,207

				15,190,221

	Tobacco 5.4%
	Altria Group Inc.	United States	168,969	9,835,685
	British American Tobacco PLC	United Kingdom	220,778	12,271,427
	Philip Morris International Inc.	United States	75,124	6,604,151
	Reynolds American Inc.	United States	177,410	8,187,471

				36,898,734

	Wireless Telecommunication Services 1.7%
	Vodafone Group PLC	United Kingdom	3,618,505	11,787,024

	Total Common Stocks and Other Equity Interests (Cost $526,241,005)			625,074,361

	Preferred Stocks 1.6%
	Automobiles 0.9%
	Volkswagen AG, pfd.	Germany	40,296	5,854,442

	Diversified Financial Services 0.7%
a,b	Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000	5,157,849

	Total Preferred Stocks (Cost $12,871,859)			11,012,291

			Principal Amount*
	Corporate Notes and Senior Floating Rate Interests 2.1%
d	Avaya Inc., senior note, 144A, 10.50%, 3/01/21	United States	1,270,000	438,150
h,i	Belk Inc., Closing Date Term Loan, 5.75%, 12/10/22	United States	1,428,000	1,276,871
h,i	Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	142,374	138,458
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	3,855,600
	[h,i] Tranche D Term Loan, 7.174%, 1/30/19	United States	6,889,154	4,856,853
	[h,i] Tranche E Term Loan, 7.924%, 7/30/19	United States	2,213,881	1,562,630
h,i	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	117,071	115,205
d	NGPL PipeCo LLC, senior secured note, 144A, 9.625%, 6/01/19	United States	2,369,000	2,226,860

	Total Corporate Notes and Senior Floating Rate Interests (Cost $18,483,013)			14,470,627

MGD-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 0.8%
b,j	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	$—
h,i,j	Caesars Entertainment Operating Co. Inc., Term B-7 Loans, 1.50%, 3/01/17	United States	1,176,090	983,505
h,i,j	Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.908%, 10/10/17	United States	5,912,264	1,816,176
d,j	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 4.726%, 10/01/20	United States	5,895,000	1,974,825
j	Walter Energy Inc.,
	[h,i] B Term Loan, 5.80%, 4/02/18	United States	1,651,867	462,523
	[d] first lien, 144A, 6.33%, 10/15/19	United States	966,000	251,160
	[d,k] second lien, 144A, PIK, 11.50%, 4/01/20	United States	801,340	2,053

	Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $14,447,973)			5,490,242

			Shares
	Companies in Liquidation 0.1%
a	Adelphia Recovery Trust	United States	5,379,562	21,518
a,e	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	773
a,e,f	Century Communications Corp., Contingent Distribution	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	975,863
a,f	NewPage Corp., Litigation Trust	United States	4,854,000	—
a,e,f	Tribune Media Litigation Trust, Contingent Distribution	United States	56,925	—

	Total Companies in Liquidation (Cost $2,152,946)			998,154

			Principal Amount*
	Municipal Bonds (Cost $2,113,962) 0.2%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	2,261,000	1,644,878

	Total Investments before Short Term Investments (Cost $576,310,758)			658,690,553

	Short Term Investments 3.1%
	U.S. Government and Agency Securities 2.8%
m	FHLB, 1/05/16	United States	1,000,000	999,996
m,n	U.S. Treasury Bill, 1/07/16 - 6/09/16	United States	17,950,000	17,930,312

	Total U.S. Government and Agency Securities (Cost $18,930,748)			18,930,308

	Total Investments before Repurchase Agreements (Cost $595,241,506)			677,620,861

Annual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
o	Investments from Cash Collateral Received for Loaned Securities 0.3%
	Repurchase Agreements 0.3%
p	Joint Repurchase Agreement, 0.27%, 1/04/16 (Maturity Value $321,243)	United States	321,233	$321,233
	HSBC Securities (USA) Inc.
	Collateralized by U.S. Treasury Strip, 2/15/16 - 8/15/40 (valued at $327,658)
p	Joint Repurchase Agreement, 0.28%, 1/04/16 (Maturity Value $411,550)	United States	411,537	411,537
	HSBC Securities (USA) Inc.

Collateralized by U.S. Government and Agency Securities, 0.00%, 3/23/16 - 7/15/32; U.S. Government Agency Strip, 1/15/16 - 7/15/37; U.S. Treasury Bond, 3.75%, 11/15/43; and U.S. Treasury Note, 1.375% - 1.75%, 9/30/18 - 9/30/22
(valued at $419,769)

p	Joint Repurchase Agreement, 0.30%, 1/04/16 (Maturity Value $1,000,033)	United States	1,000,000	1,000,000
	RBS Securities Inc.
	Collateralized by U.S. Treasury Note, 0.289% - 3.25% 7/31/16 - 11/15/23 (valued at $1,020,005)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,732,770)			1,732,770

	Total Investments (Cost $596,974,276) 99.7%			679,353,631
	Securities Sold Short (0.2)%			(1,417,732)
	Other Assets, less Liabilities 0.5%			3,116,724

	Net Assets 100.0%			$681,052,623

			Shares
q	Securities Sold Short (Proceeds $1,741,616) (0.2)%
	Common Stocks (0.2)%
	Energy Equipment & Services (0.2)%
	Halliburton Co.	United States	41,649	$(1,417,732)

MGD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $13,525,154, representing 1.99% of net assets.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of these securities was $—.

gA portion or all of the security is on loan at December 31, 2015. See Note 1(g).

hSee Note 1(h) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jSee Note 7 regarding credit risk and defaulted securities.

kIncome may be received in additional securities and/or cash.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security is traded on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts. At December 31, 2015, the aggregate value of these securities and/or cash pledged amounted to $4,495,294, representing 0.66% of net assets.

oSee Note 1(g) regarding securities on loan.

pSee Note 1(c) regarding joint repurchase agreement.

qSee Note 1(f) regarding securities sold short.

Annual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
CHF/USD	Short	2	$250,800	3/14/16	$3,274	$—
EUR/USD	Short	250	34,018,750	3/14/16	17,292	—
GBP/USD	Short	219	20,167,163	3/14/16	522,782	—

Total Futures Contracts					$543,348	$—

Net unrealized appreciation (depreciation)					$543,348

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Appreciation
OTC Forward Exchange Contracts
South Korean Won	BOFA	Buy	92,556,189	$80,470	1/12/16	$—	$(1,747)
South Korean Won	BOFA	Sell	2,558,268,049	2,260,214	1/12/16	84,316	—
South Korean Won	FBCO	Sell	2,203,432,650	1,929,644	1/12/16	55,546	—
South Korean Won	HSBC	Buy	438,474,211	373,917	1/12/16	1,141	(2,119)
South Korean Won	HSBC	Sell	2,398,468,751	2,119,163	1/12/16	79,180	—
Swiss Franc	BONY	Buy	61,555	61,429	1/12/16	568	(531)
Swiss Franc	FBCO	Buy	53,225	54,213	1/12/16	—	(1,065)
Swiss Franc	FBCO	Sell	1,025,410	1,024,193	1/12/16	276	—
Swiss Franc	HSBC	Buy	16,193	16,300	1/12/16	—	(131)
Swiss Franc	SSBT	Buy	3,000	3,012	1/12/16	—	(16)
Swiss Franc	SSBT	Sell	45,370	45,955	1/12/16	651	—
Canadian Dollar	DBAB	Buy	3,841,875	2,833,052	1/19/16	614	(56,213)
Canadian Dollar	DBAB	Sell	9,451,547	7,098,634	1/19/16	265,742	(30)
Canadian Dollar	HSBC	Buy	80,049	59,777	1/19/16	—	(1,907)
Euro	BOFA	Buy	814,028	892,397	1/20/16	—	(7,712)
Euro	BOFA	Sell	44,834,786	48,066,027	1/20/16	4,895	(665,277)
Euro	BONY	Buy	224,658	247,938	1/20/16	—	(3,780)
Euro	DBAB	Buy	1,089,582	1,195,969	1/20/16	—	(11,812)
Euro	DBAB	Sell	587,755	629,989	1/20/16	409	(9,192)
Euro	FBCO	Buy	814,026	892,297	1/20/16	—	(7,615)
Euro	FBCO	Sell	926,995	995,188	1/20/16	989	(13,258)
Euro	HSBC	Buy	840,702	920,632	1/20/16	—	(6,958)
Euro	HSBC	Sell	1,433,319	1,554,281	1/20/16	7,870	(11,319)
Euro	SSBT	Buy	1,177,581	1,290,650	1/20/16	41	(10,897)
Euro	SSBT	Sell	529,584	571,669	1/20/16	619	(4,501)
British Pound	BOFA	Sell	3,488,699	5,390,658	1/21/16	248,198	—
British Pound	BZWS	Buy	169,664	265,897	1/21/16	—	(15,806)
British Pound	DBAB	Sell	486,808	722,959	1/21/16	5,387	—
British Pound	FBCO	Buy	1,335,268	2,073,261	1/21/16	—	(105,031)
British Pound	FBCO	Sell	569,437	857,450	1/21/16	18,080	—
British Pound	HSBC	Buy	590,611	930,684	1/21/16	—	(60,103)
British Pound	HSBC	Sell	398,890	593,731	1/21/16	5,753	—
British Pound	SSBT	Buy	1,232,106	1,935,690	1/21/16	—	(119,523)
British Pound	SSBT	Sell	19,594,604	30,045,878	1/21/16	1,162,768	—

Total Forward Exchange Contracts						$1,943,043	$(1,116,543)

Net unrealized appreciation (depreciation)						$826,500

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on MGD-34.

MGD-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$595,241,506
Cost - Repurchase agreements	1,732,770

Total cost of investments	$596,974,276

Value - Unaffiliated issuers	$677,620,861
Value - Repurchase agreements	1,732,770

Total value of investments (includes securities loaned in the amount of $1,640,175)	679,353,631
Cash	103,346
Restricted cash (Note 1e)	160,000
Foreign currency, at value (cost $490,029)	488,592
Receivables:
Investment securities sold	330,074
Capital shares sold	38,838
Dividends and interest	1,680,123
Due from brokers	2,916,594
Variation margin	318,538
Unrealized appreciation on OTC forward exchange contracts	1,943,043
Other assets	402,140

Total assets	687,734,919

Liabilities:
Payables:
Investment securities purchased	966,564
Capital shares redeemed	231,270
Management fees	547,494
Distribution fees	296,279
Securities sold short, at value (proceeds $1,741,616)	1,417,732
Payable upon return of securities loaned	1,732,770
Due to brokers	160,000
Unrealized depreciation on OTC forward exchange contracts	1,116,543
Accrued expenses and other liabilities	213,644

Total liabilities	6,682,296

Net assets, at value	$681,052,623

Net assets consist of:
Paid-in capital	$538,949,886
Undistributed net investment income	10,161,933
Net unrealized appreciation (depreciation)	84,041,911
Accumulated net realized gain (loss)	47,898,893

Net assets, at value	$681,052,623

Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$2,631,985

Shares outstanding	132,600

Net asset value and maximum offering price per share	$19.85

Class 2:
Net assets, at value	$629,366,480

Shares outstanding	32,488,562

Net asset value and maximum offering price per share	$19.37

Class 4:
Net assets, at value	$49,054,158

Shares outstanding	2,495,628

Net asset value and maximum offering price per share	$19.66

MGD-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends	$17,321,798
Interest	2,317,642
Income from securities loaned	134,859
Other income (Note 1i)	292,536

Total investment income	20,066,835

Expenses:
Management fees (Note 3a)	6,907,118
Distribution fees: (Note 3c)
Class 2	1,696,169
Class 4	195,364
Custodian fees (Note 4)	36,385
Reports to shareholders	103,056
Professional fees	173,611
Trustees’ fees and expenses	3,200
Dividends on securities sold short	167,413
Other	90,546

Total expenses	9,372,862
Expense reductions (Note 4)	(222)
Expenses waived/paid by affiliates (Note 3e)	(321)

Net expenses	9,372,319

Net investment income	10,694,516

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,426,207
Foreign currency transactions	11,059,494
Futures contracts	5,471,972
Securities sold short	46,516

Net realized gain (loss)	57,004,189

Net change in unrealized appreciation (depreciation) on:
Investments	(88,865,007)
Translation of other assets and liabilities denominated in foreign currencies	(3,814,259)
Futures contracts	(471,877)

Net change in unrealized appreciation (depreciation)	(93,151,143)

Net realized and unrealized gain (loss)	(36,146,954)

Net increase (decrease) in net assets resulting from operations	$(25,452,438)

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$10,694,516	$19,755,011
Net realized gain (loss)	57,004,189	33,134,405
Net change in unrealized appreciation (depreciation)	(93,151,143)	(10,653,774)

Net increase (decrease) in net assets resulting from operations	(25,452,438)	42,235,642

Distributions to shareholders from:
Net investment income:
Class 1	(79,470)	(43,196)
Class 2	(18,967,567)	(14,775,740)
Class 4	(1,406,194)	(1,243,714)
Net realized gains:
Class 1	(146,560)	(119,891)
Class 2	(38,175,344)	(45,727,518)
Class 4	(3,020,502)	(4,102,276)

Total distributions to shareholders	(61,795,637)	(66,012,335)

Capital share transactions: (Note 2)
Class 1	643,019	(105,551)
Class 2	24,374,278	23,195,730
Class 4	(4,702,254)	(8,926,689)

Total capital share transactions	20,315,043	14,163,490

Net increase (decrease) in net assets	(66,933,032)	(9,613,203)
Net assets:
Beginning of year	747,985,655	757,598,858

End of year	$681,052,623	$747,985,655

Undistributed net investment income included in net assets:
End of year	$10,161,933	$20,534,780

MGD-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 53.85% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation

Annual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based

MGD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position of $408,954 and the aggregate value of collateral pledged for such contracts was $709,431.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $816,148 in Italy Treasury Bonds and U.S. Treasury Bonds as collateral for derivatives.

Annual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund’s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity investments[b]	$1,732,770

aThe agreements open at year end can be terminated at any time.

bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London

MGD-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $295,461 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	29,371	$659,819	31,917	$725,026
Shares issued in reinvestment of distributions	11,573	226,030	7,051	163,086
Shares redeemed	(10,639)	(242,830)	(42,408)	(993,663)

Net increase (decrease)	30,305	$643,019	(3,440)	$(105,551)

Class 2 Shares:
Shares sold	2,941,446	$64,431,215	4,023,757	$92,853,300
Shares issued in reinvestment of distributions	2,996,482	57,142,910	2,672,405	60,503,258
Shares redeemed	(4,457,652)	(97,199,847)	(5,665,511)	(130,160,828)

Net increase (decrease)	1,480,276	$24,374,278	1,030,651	$23,195,730

Class 4 Shares:
Shares sold	121,580	$2,592,251	84,657	$1,961,531
Shares issued in reinvestment of distributions	228,652	4,426,697	233,144	5,345,990
Shares redeemed	(532,685)	(11,721,202)	(685,719)	(16,234,210)

Net increase (decrease)	(182,453)	$(4,702,254)	(367,918)	$(8,926,689)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

MGD-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	1,000,000	(1,000,000)	—	$—	$—	$—	—%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$20,453,231	$23,269,495
Long term capital gain	41,342,406	42,742,840

	$61,795,637	$66,012,335

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$597,002,710

Unrealized appreciation	$158,258,816
Unrealized depreciation	(75,907,895)

Net unrealized appreciation (depreciation)	$82,350,921

Undistributed ordinary income	$16,674,179
Undistributed long term capital gains	45,535,450

Distributable earnings	$62,209,629

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $153,524,973 and $168,695,088, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $5,490,242, representing 0.81% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Dates	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	5,157,849
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	4,361
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	2,188,027

	Total Restricted Securities (Value is 1.08% of Net Assets)		$8,959,938	$7,350,237

9. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$543,348[a]	Variation margin	$—
	Unrealized appreciation on OTC forward exchange contracts	1,943,043	Unrealized depreciation on OTC forward exchange contracts	1,116,543

Totals		$2,486,391		$1,116,543

aThis amount reflects the cumulative appreciation (depreciation) of future contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$11,144,830	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(3,789,959)[a]
	Futures contracts	5,471,972		Futures contracts	(471,877)

Totals		$16,616,802			$(4,261,836)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.76% of average month end net assets. The average month end number of open derivative contracts for the year was 193.

See Note 1(d) regarding derivative financial instruments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$2,940,826	$—	$2,192,388		$5,133,214
Banks	111,399,263	8,632,106	—		120,031,369
Diversified Financial Services	—	—	5,157,849		5,157,849
All Other Equity Investments[b]	505,764,220	—	—	[c]	505,764,220
Corporate Notes and Senior Floating Rate Interests	—	14,470,627	—		14,470,627
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	—	5,488,189	2,053	[c]	5,490,242
Companies in Liquidation	21,518	976,636	—	[c]	998,154
Municipal Bonds	—	1,644,878	—		1,644,878
Short Term Investments	17,930,312	2,732,766	—		20,663,078

Total Investments in Securities	$638,056,139	$33,945,202	$7,352,290		$679,353,631

Other Financial Instruments
Futures Contracts	$543,348	$—	$—		$543,348
Forward Exchange Contracts	—	1,943,043	—		1,943,043

Total Other Financial Instruments	$543,348	$1,943,043	$—		$2,486,391

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Securities Sold Short	$1,417,732	$—	$—	$1,417,732
Forward Exchange Contracts	—	1,116,543	—	1,116,543

Total Other Financial Instruments	$1,417,732	$1,116,543	$—	$2,534,275

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2015, the reconciliation of assets is as follows:

	Balance at Begin ning of Year		Purchases	Sales	Transfers Into Level 3[a]	Transfers Out of Level 3	Cost Basis Adjust ments[b]	Net Realized Gain (Loss)	Net Unrealized Appre ciation (Depre ciation)	Balance at End of Year		Net Change in Unrealized Appre ciation (Depre ciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$3,108,896		$—	$—	$—	$—	$—	$—	$(916,508)	$2,192,388		$(916,508)
Diversified Financial Services	5,052,941		—	—	—	—	—	—	104,908	5,157,849		104,908
Insurance	—	[d]	—	—	—	—	(834)	(199,086)	199,920	—		—
Real Estate Management & Development	4,108,670		—	(4,881,451)	—	—	—	2,540,917	(1,768,136)	—		—
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	—	[d]	—	—	11,672	—	—	—	(9,619)	2,053	[d]	(9,619)

Total Investments in Securities	$12,270,507		$—	$(4,881,451)	$11,672	$—	$(834)	$2,341,831	$(2,389,435)	$7,352,290		$(821,219)

aThe investments were transferred into Level 3 as a result of the unavailability of other significant observable inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2015, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:[b]

Auto Components	$2,188,027	Market comparables	Discount for lack of marketability EV / EBITDA multiple	10% 3.8x	Decrease[c] Increase[d]
Diversified Financial Services	5,157,849	Discounted Cash Flow Model	Cost of Equity Revenue growth rate Adjusted EBITDA margin	15% 6.2% - 20.2% 4.1% - 21.1%	Decrease[d] Increase[d] Increase[d]
All Other Investments[e]	6,414
Total	$7,352,290

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	GBP	British Pound	GO	General Obligation

DBAB	Deutsche Bank AG	USD	United States Dollar	PIK	Payment-In-Kind

FBCO	Credit Suisse Group AG

HSBC	HSBC Bank USA, N.A.

SSBT	State Street Bank and Trust Co.

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Report of Independent Registered Public Accounting Firm

Franklin Mutual Global Discovery VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $41,342,406 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 38.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

MGD-36	Annual Report

Franklin Mutual Shares VIP Fund

This annual report for Franklin Mutual Shares VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-4.94%	+8.11%	+4.78%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL SHARES VIP FUND

Fund Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, generated a +1.38% total return for the period under review.1

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index,

stocks in global developed markets overall were down slightly for the year despite some positive developments.2 Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL SHARES VIP FUND

the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies looked to acquisitions, taking advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Top 10 Sectors/Industries
Based on Equity Securities
12/31/15
% of Total Net Assets
Insurance	10.9%
Banks	10.5%
Pharmaceuticals	8.3%
Media	6.6%
Tobacco	6.2%
Software	6.1%
Oil, Gas & Consumable Fuels	5.5%
Health Care Equipment & Supplies	4.5%
Food & Staples Retailing	3.5%
Technology Hardware, Storage & Peripherals	3.1%

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market for us to find compelling new opportunities. Low interest rates have kept credit widely available, and we saw few actual bankruptcies. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included multinational software company Microsoft and pharmaceutical companies Hospira3 and Eli Lilly & Co.

Shares of Microsoft rose as earnings improved and the company’s cloud computing services gained momentum. In April and

3. Not held at period-end.

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October, Microsoft’s quarterly earnings exceeded consensus estimates despite a challenging environment for personal computer sales. Revenue outperformance and cost controls helped drive the solid results, highlighted by the strong performance of Microsoft’s cloud computing operations, which include Azure and Office365. We believe Microsoft’s cloud computing business has the potential to grow and become increasingly profitable as technology users become more comfortable relying on cloud infrastructure and applications. Supporting this belief were the company’s assertions that the growth in Office365 subscriptions began to fully offset the decline in transactional, one-time license purchases. October’s quarterly results also showed strength in the adoption of Microsoft’s new Windows 10 operating system.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars — drugs highly similar to medications licensed by other firms. Shares rose sharply in early February following the announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal, which closed in early September, made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth generics market, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry.

U.S.-based Eli Lilly & Co. performed well in 2015 as the market, in our view, gained more appreciation for the company’s strong research and development capabilities and deep pipeline. Driving the increased appreciation was Eli Lilly’s substantial progress during the year on several new product approvals including an oncology compound, regulatory submissions including for a psoriasis treatment and positive late-stage data disclosures including a drug for rheumatoid arthritis. Also, in September, Eli Lilly and drug maker Boehringer Ingelheim (a private company) announced that their jointly owned diabetes drug significantly reduced cardiovascular risk. Eli Lilly’s 2015 operating performance was also strong as the company raised its earnings guidance in July and reported solid sales performance and profit margin progress in October. We believe Eli Lilly has many attractive assets targeting end markets with high unmet medical needs that, in our assessment, position its business to generate strong long-term revenues and free cash flows.

During the period under review, Fund investments that negatively affected performance included utility Texas Competitive Electric Holdings (TCEH), oil and gas exploration and production company Marathon Oil and natural resources company Freeport-McMoRan.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The value of our TCEH debt holdings declined in 2015 due to lower natural gas and coal prices that reduced the market rates for the company’s electricity sales. Notably, in early December, natural gas retreated to its lowest price in over a decade. TCEH is a unit of Energy Future Holdings, the largest power company in Texas, which filed for bankruptcy in 2014 after defaulting on debt associated with a $45 billion leveraged buyout of the company in 2007, just as energy prices began to decline. The company intends to emerge from bankruptcy in 2016 with less leverage on its balance sheet.

Marathon Oil’s stock price closely followed the decline in crude oil. In October, Marathon Oil announced a dividend cut, a move that preserves capital and puts the company’s capital allocation policies more in line with its exploration and production peer group, in our analysis. We believed this move could allow for a smaller reduction in capital spending and a corresponding improvement in its production profile, which we welcomed given the returns available from the company’s resource base. The company also announced a significant reduction in its deepwater exploration program, an action we viewed favorably

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FRANKLIN MUTUAL SHARES VIP FUND

given the program’s lackluster returns in recent years. We continued to believe that Marathon Oil’s relatively low-cost assets would enable it to weather the current downturn with the potential to generate strong returns if the environment improves.

Shares of Freeport-McMoRan were primarily affected by steeply falling commodity prices in 2015, such as for copper, crude oil and natural gas. Investor uncertainty regarding the company’s negotiations with Indonesia’s government also hurt the stock price. The two sides agreed to a six-month export permit extension in late July, but other important matters remained outstanding at year-end, including every-other-year negotiations of a labor contract and the long-term operating rights and investment plans of the company’s Indonesia unit. The company took steps to strengthen its financial position, including a significant cut in its 2016–2017 capital investment budget, the suspension of its dividend and an agreement with creditors to ease covenants on a $4 billon term loan, announced in December.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

Top 10 Equity Holdings
12/31/15
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	3.6%
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.2%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.8%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.4%
Time Warner Cable Inc. Media, U.S.	2.2%
PNC Financial Services Group Inc. Banks, U.S.	2.2%
American International Group Inc. Insurance, U.S.	2.1%
White Mountains Insurance Group Ltd. Insurance, U.S.	2.0%
British American Tobacco PLC Tobacco, U.K.	1.8%
ACE Ltd. Insurance, U.S.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	MS-5

FRANKLIN MUTUAL SHARES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 931.30	$4.67
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MS-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.91	$21.92		$17.45	$15.57		$16.14

Income from investment operations[a]:

Net investment income[b]	0.44	0.62	[c]	0.42	0.35		0.38	[d]

Net realized and unrealized gains (losses)	(1.54)	1.01		4.52	1.92		(0.53)

Total from investment operations	(1.10)	1.63		4.94	2.27		(0.15)

Less distributions from:

Net investment income	(0.77)	(0.52)		(0.47)	(0.39)		(0.42)

Net realized gains	(1.56)	(0.12)		—	—		—

Total distributions	(2.33)	(0.64)		(0.47)	(0.39)		(0.42)

Net asset value, end of year	$19.48	$22.91		$21.92	$17.45		$15.57

Total return[e]	(4.69)%	7.38%		28.53%	14.61%		(0.79)%

Ratios to average net assets

Expenses[f]	0.73% [g,h]	0.73%	[g]	0.71% [g]	0.71%		0.73%	[g]

Expenses incurred in connection with securities sold short	0.02%	0.03%		—%[i]	—%	[i]	—%	[i]

Net investment income	2.00%	2.83%	[c]	2.08%	2.06%		2.28%	[d]

Supplemental data

Net assets, end of year (000’s)	$643,438	$656,463		$552,163	$449,343		$1,170,781

Portfolio turnover rate	19.88%	21.33%		24.05%	34.07%	[j]	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013		2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.60	$21.63		$17.23		$15.38		$15.95

Income from investment operations[a]:

Net investment income[b]	0.38	0.58	[c]	0.36		0.30		0.32	[d]

Net realized and unrealized gains (losses)	(1.51)	0.97		4.46		1.90		(0.51)

Total from investment operations	(1.13)	1.55		4.82		2.20		(0.19)

Less distributions from:

Net investment income	(0.71)	(0.46)		(0.42)		(0.35)		(0.38)

Net realized gains	(1.56)	(0.12)		—		—		—

Total distributions	(2.27)	(0.58)		(0.42)		(0.35)		(0.38)

Net asset value, end of year	$19.20	$22.60		$21.63		$17.23		$15.38

Total return[e]	(4.94)%	7.12%		28.26%		14.24%		(1.04)%

Ratios to average net assets

Expenses[f]	0.98% [g,h]	0.98%	[g]	0.96%	[g]	0.96%		0.98%	[g]

Expenses incurred in connection with securities sold short	0.02%	0.03%		—%	[i]	—%	[i]	—%	[i]

Net investment income	1.75%	2.58%	[c]	1.83%		1.81%		2.03%	[d]

Supplemental data

Net assets, end of year (000’s)	$3,353,505	$4,218,342		$4,558,547		$4,069,803		$3,913,220

Portfolio turnover rate	19.88%	21.33%		24.05%		34.07%	[j]	41.02%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

MS-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013		2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.72	$21.74		$17.31		$15.45		$16.03

Income from investment operations[a]:

Net investment income[b]	0.36	0.57	[c]	0.34		0.28		0.30	[d]

Net realized and unrealized gains (losses)	(1.52)	0.96		4.49		1.91		(0.51)

Total from investment operations	(1.16)	1.53		4.83		2.19		(0.21)

Less distributions from:

Net investment income	(0.68)	(0.43)		(0.40)		(0.33)		(0.37)

Net realized gains	(1.56)	(0.12)		—		—		—

Total distributions	(2.24)	(0.55)		(0.40)		(0.33)		(0.37)

Net asset value, end of year	$19.32	$22.72		$21.74		$17.31		$15.45

Total return[e]	(5.05)%	7.04%		28.05%		14.20%		(1.12)%

Ratios to average net assets

Expenses[f]	1.08% [g,h]	1.08%	[g]	1.06%	[g]	1.06%		1.08%	[g]

Expenses incurred in connection with securities sold short	0.02%	0.03%		—%	[i]	—%	[i]	—%	[i]

Net investment income	1.65%	2.48%	[c]	1.73%		1.71%		1.93%	[d]

Supplemental data

Net assets, end of year (000’s)	$130,978	$158,020		$188,153		$165,015		$162,049

Portfolio turnover rate	19.88%	21.33%		24.05%		34.07%	[j]	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Mutual Shares VIP Fund
		Country	Shares	Value
	Common Stocks and Other Equity Interests 86.9%
	Aerospace & Defense 1.5%
	B/E Aerospace Inc.	United States	403,812	$17,109,514
	Huntington Ingalls Industries Inc.	United States	305,068	38,697,876
a	KLX Inc.	United States	224,586	6,915,003

				62,722,393

	Auto Components 0.2%
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	17,795
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	8,304,432

				8,322,227

	Automobiles 1.4%
	General Motors Co.	United States	1,701,730	57,875,837

	Banks 10.5%
	Barclays PLC	United Kingdom	10,534,300	33,988,670
	CIT Group Inc.	United States	965,673	38,337,218
	Citigroup Inc.	United States	922,969	47,763,646
	Citizens Financial Group Inc.	United States	1,944,366	50,922,945
	Columbia Banking System Inc.	United States	88,768	2,885,848
a	FCB Financial Holdings Inc., A	United States	493,723	17,670,346
	Guaranty Bancorp	United States	209,583	3,466,503
	JPMorgan Chase & Co.	United States	1,008,560	66,595,217
	PNC Financial Services Group Inc.	United States	961,009	91,593,768
	State Bank Financial Corp.	United States	352,200	7,406,766
	SunTrust Banks Inc.	United States	820,282	35,140,881
	Wells Fargo & Co.	United States	690,950	37,560,042

				433,331,850

	Beverages 1.9%
	Molson Coors Brewing Co., B	United States	258,830	24,309,313
	PepsiCo Inc.	United States	541,442	54,100,885

				78,410,198

	Chemicals 0.1%
a,d,e	Dow Corning Corp., Contingent Distribution	United States	100,000	—
	FMC Corp.	United States	71,154	2,784,256

				2,784,256

	Communications Equipment 2.7%
	Cisco Systems Inc.	United States	2,307,850	62,669,667
	Nokia Corp., ADR	Finland	3,299,845	23,164,912
	Nokia OYJ, A	Finland	3,691,548	26,445,580

				112,280,159

	Construction Materials 0.7%
a	LafargeHolcim Ltd., B	Switzerland	547,060	27,462,194

	Consumer Finance 0.4%
a	Ally Financial Inc.	United States	943,970	17,595,601

	Containers & Packaging 0.8%
	WestRock Co.	United States	742,632	33,878,872

	Diversified Consumer Services 0.1%
a	Cengage Learning Holdings II LP	United States	289,744	6,664,112

MS-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 0.8%
a,d,e	Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	$—
	Koninklijke KPN NV	Netherlands	8,378,890	31,782,679

				31,782,679

	Energy Equipment & Services 1.2%
	Baker Hughes Inc.	United States	1,088,065	50,214,200

	Food & Staples Retailing 3.5%
	CVS Health Corp.	United States	425,453	41,596,540
	The Kroger Co.	United States	1,181,030	49,402,485
	Walgreens Boots Alliance Inc.	United States	631,008	53,733,486

				144,732,511

	Health Care Equipment & Supplies 4.5%
	Medtronic PLC	United States	1,704,252	131,091,064
	Stryker Corp.	United States	575,661	53,501,933

				184,592,997

	Health Care Providers & Services 0.5%
	Cigna Corp.	United States	142,154	20,801,395

	Household Products 0.2%
	Energizer Holdings Inc.	United States	196,162	6,681,278

	Independent Power & Renewable Electricity Producers 0.4%
	NRG Energy Inc.	United States	1,304,154	15,349,893

	Insurance 10.9%
	ACE Ltd.	United States	595,675	69,604,624
a	Alleghany Corp.	United States	107,318	51,290,492
	The Allstate Corp.	United States	714,230	44,346,541
	American International Group Inc.	United States	1,402,726	86,926,930
	MetLife Inc.	United States	975,283	47,018,393
	White Mountains Insurance Group Ltd.	United States	114,635	83,317,864
	XL Group PLC	Ireland	1,699,790	66,597,772

				449,102,616

	IT Services 1.1%
	Xerox Corp.	United States	4,418,674	46,970,505

	Machinery 1.8%
	Caterpillar Inc.	United States	620,576	42,174,345
	CNH Industrial NV (EUR Traded)	United Kingdom	888,427	6,118,441
	CNH Industrial NV, special voting (EUR Traded)	United Kingdom	1,844,814	12,704,911
	Federal Signal Corp.	United States	757,221	12,001,953

				72,999,650

	Marine 0.9%
	A.P. Moeller-Maersk AS, B	Denmark	27,780	36,299,319

	Media 6.6%
	Cablevision Systems Corp., A	United States	365,841	11,670,328
	CBS Corp., B	United States	930,167	43,838,771
	Relx PLC	United Kingdom	2,730,750	48,179,115
	Time Warner Cable Inc.	United States	494,846	91,838,469
	Time Warner Inc.	United States	396,698	25,654,459
	Twenty-First Century Fox Inc., B	United States	1,897,616	51,672,084

				272,853,226

Annual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Metals & Mining 0.8%
	Freeport-McMoRan Inc., B	United States	1,660,406	$11,240,949
	ThyssenKrupp AG	Germany	1,147,037	22,851,070

				34,092,019

	Multiline Retail 0.6%
	Macy’s Inc.	United States	677,570	23,701,399

	Oil, Gas & Consumable Fuels 5.5%
	Anadarko Petroleum Corp.	United States	175,487	8,525,158
	Apache Corp.	United States	399,520	17,766,654
	BG Group PLC	United Kingdom	2,353,190	34,164,570
	BP PLC	United Kingdom	4,322,322	22,552,937
	CONSOL Energy Inc.	United States	1,389,095	10,973,851
	Kinder Morgan Inc.	United States	2,594,640	38,712,029
	Marathon Oil Corp.	United States	2,580,688	32,490,862
	Murphy Oil Corp.	United States	502,750	11,286,737
	Royal Dutch Shell PLC, A	United Kingdom	1,774,046	40,651,277
a	Whiting Petroleum Corp.	United States	928,787	8,767,749

				225,891,824

	Paper & Forest Products 1.0%
	International Paper Co.	United States	1,150,455	43,372,153

	Personal Products 0.4%
	Edgewell Personal Care Co.	United States	196,162	15,373,216

	Pharmaceuticals 8.3%
	Eli Lilly & Co.	United States	1,171,445	98,705,956
	Merck & Co. Inc.	United States	2,178,438	115,065,095
	Novartis AG, ADR	Switzerland	690,494	59,410,104
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,053,362	69,142,681

				342,323,836

	Real Estate Investment Trusts (REITs) 0.4%
	Alexander’s Inc.	United States	40,126	15,412,798

	Real Estate Management & Development 0.0%†
a	Forestar Group Inc.	United States	161,671	1,768,681

	Software 6.1%
	CA Inc.	United States	1,570,889	44,864,590
	Microsoft Corp.	United States	2,676,797	148,508,697
	Symantec Corp.	United States	2,832,445	59,481,344

				252,854,631

	Specialty Retail 0.5%
a	Office Depot Inc.	United States	3,432,180	19,357,495

	Technology Hardware, Storage & Peripherals 3.1%
	EMC Corp.	United States	1,787,190	45,895,039
	Hewlett Packard Enterprise Co.	United States	1,418,347	21,558,874
	HP Inc.	United States	1,418,347	16,793,229
	Samsung Electronics Co. Ltd.	South Korea	41,741	44,748,756

				128,995,898

	Tobacco 6.2%
	Altria Group Inc.	United States	909,441	52,938,561

MS-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Tobacco (continued)
	British American Tobacco PLC	United Kingdom	1,366,817	$75,971,313
	Imperial Tobacco Group PLC	United Kingdom	1,052,977	55,663,749
	Philip Morris International Inc.	United States	282,010	24,791,499
	Reynolds American Inc.	United States	1,001,534	46,220,794

				255,585,916

	Wireless Telecommunication Services 1.3%
	Vodafone Group PLC	United Kingdom	16,557,404	53,934,573

	Total Common Stocks and Other Equity Interests (Cost $2,878,652,003)			3,586,372,407

			Principal Amount*
	Corporate Notes and Senior Floating Rate Interests 3.4%
	Avaya Inc.,
	[f] senior note, 144A, 10.50%, 3/01/21	United States	22,449,000	7,744,905
	[f] senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000	9,692,250
	[g,h] Term B-3 Loan, 4.823%, 10/26/17	United States	12,791,927	9,988,359
	[g,h] Term B-6 Loan, 6.50%, 3/30/18	United States	6,741,721	5,137,751
	[g,h] Term B-7 Loan, 6.25%, 5/29/20	United States	5,600,530	3,939,037
g,h	Belk Inc., Closing Date Term Loan, 5.75%, 12/10/22	United States	8,702,000	7,781,041
g,h	Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	1,769,087	1,720,437
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	19,671,444
	[g,h] Tranche D Term Loan, 7.174%, 1/30/19	United States	34,746,619	24,496,367
	[g,h] Tranche E Term Loan, 7.924%, 7/30/19	United States	11,168,253	7,882,922
g,h	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	11,253,151	11,073,809
	NGPL PipeCo LLC,
	[f] senior secured note, 144A, 9.625%, 6/01/19	United States	14,481,000	13,612,140
	[g,h] Term Loan, 6.75%, 9/15/17	United States	726,123	688,001
g,h	Toys R Us-Delaware Inc.,
	FILO Loans, 8.25%, 10/24/19	United States	2,560,000	2,526,413
	Term B-4 Loan, 9.75%, 4/24/20	United States	21,458,591	15,772,064

	Total Corporate Notes and Senior Floating Rate Interests (Cost $181,031,638)			141,726,940

	Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 1.7%
b,i	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
g,h,i	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	3,251,752	2,829,024
	Term B-6-B Loans, 1.50%, 3/01/17	United States	15,503,483	13,643,065
	Term B-7 Loans, 1.50%, 3/01/17	United States	9,850,500	8,237,481
i	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	16,690,000	37,552
g,h,i	Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.908%, 10/10/17	United States	90,618,405	27,836,887

Annual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (continued)
f,i	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 4.726%, 10/01/20	United States	39,308,000	$13,168,180
i	Walter Energy Inc.,
	[g,h] B Term Loan, 5.80%, 4/02/18	United States	11,218,193	3,141,094
	[f] first lien, 144A, 6.33%, 10/15/19	United States	6,301,000	1,638,260
	[f,j] second lien, 144A, PIK, 11.50%, 4/01/20	United States	5,419,860	13,883

	Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $167,525,096)			70,545,426

			Shares
	Companies in Liquidation 0.2%
a	Adelphia Recovery Trust	United States	29,283,354	117,133
a,d	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	3,911
a,b,c,k	CB FIM Coinvestors LLC	United States	6,400,507	—
a,d,e	Century Communications Corp., Contingent Distribution	United States	5,487,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	8,103,308
a,d,e	Tribune Media Litigation Trust, Contingent Distribution	United States	394,052	—
a,d,e	Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000	—

	Total Companies in Liquidation (Cost $15,869,065)			8,224,352

			Principal Amount*
	Municipal Bonds (Cost $17,914,752) 0.4%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	20,409,000	14,847,547

	Total Investments before Short Term Investments (Cost $3,260,992,554)			3,821,716,672

	Short Term Investments 6.9%
	U.S. Government and Agency Securities 6.9%
m	FHLB, 1/04/16 - 1/05/16	United States	13,800,000	13,799,960
m,n	U.S. Treasury Bill, 1/07/16 - 6/09/16	United States	274,000,000	273,771,765

	Total U.S. Government and Agency Securities (Cost $287,566,832)			287,571,725

	Total Investments (Cost $3,548,559,386) 99.5%			4,109,288,397
	Securities Sold Short (0.2)%			(9,084,697)
	Other Assets, less Liabilities 0.7%			27,717,590

	Net Assets 100.0%			$4,127,921,290

MS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
o	Securities Sold Short (Proceeds $11,160,099) (0.2)%
	Common Stocks (0.2)%
	Energy Equipment & Services (0.2)%
	Halliburton Co.	United States	266,883	$(9,084,697)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of these securities was $-.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $45,869,618, representing 1.11% of net assets.

gSee Note 1(g) regarding senior floating rate interests.

hThe coupon rate shown represents the rate at period end.

iSee Note 7 regarding credit risk and defaulted securities.

jIncome may be received in additional securities and/or cash.

kSee Note 10 regarding holdings of 5% voting securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security is traded on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts. At December 31, 2015, the value of these securities and/or cash pledged amounted to $19,591,661, representing 0.47% of net assets.

oSee Note 1(e) regarding securities sold short.

Annual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	598	$81,372,850	3/14/16	$40,772	$—
GBP/USD	Short	1,349	124,226,038	3/14/16	3,221,467	—

Total Futures Contracts					$3,262,239	$—

Net unrealized appreciation (depreciation)					$3,262,239

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	BOFA	Sell	9,129,232,206	$8,065,619	1/12/16	$300,884	$—
South Korean Won	FBCO	Buy	1,454,532,887	1,258,246	1/12/16	—	(21,115)
South Korean Won	FBCO	Sell	11,190,589,765	9,813,294	1/12/16	295,301	—
South Korean Won	HSBC	Buy	3,255,798,000	2,775,842	1/12/16	3,490	(10,160)
South Korean Won	HSBC	Sell	36,984,168,916	32,677,301	1/12/16	1,220,955	—
Euro	BOFA	Buy	1,536,430	1,683,540	1/20/16	—	(13,749)
Euro	BOFA	Sell	77,577,573	83,141,147	1/20/16	—	(1,170,095)
Euro	BONY	Buy	437,021	482,306	1/20/16	—	(7,352)
Euro	DBAB	Buy	2,120,585	2,326,687	1/20/16	—	(22,037)
Euro	DBAB	Sell	967,508	1,034,151	1/20/16	569	(17,904)
Euro	FBCO	Buy	1,536,428	1,683,824	1/20/16	—	(14,035)
Euro	FBCO	Sell	904,738	967,131	1/20/16	876	(17,013)
Euro	HSBC	Buy	1,511,767	1,654,769	1/20/16	—	(11,782)
Euro	HSBC	Sell	1,126,076	1,216,763	1/20/16	4,630	(11,685)
Euro	SSBT	Buy	4,241,879	4,649,894	1/20/16	80	(39,902)
Euro	SSBT	Sell	561,492	598,562	1/20/16	600	(12,267)
British Pound	BOFA	Buy	687,308	1,046,404	1/21/16	—	(33,288)
British Pound	BOFA	Sell	15,403,441	23,820,401	1/21/16	1,115,207	—
British Pound	BZWS	Buy	1,279,742	2,005,608	1/21/16	—	(119,225)
British Pound	FBCO	Buy	7,305,458	11,424,718	1/21/16	—	(656,225)
British Pound	HSBC	Buy	3,131,068	4,933,934	1/21/16	—	(318,635)
British Pound	SSBT	Buy	16,498,726	25,539,890	1/21/16	—	(1,220,209)
British Pound	SSBT	Sell	98,428,040	151,008,180	1/21/16	5,921,914	—

Total Forward Exchange Contracts						$8,864,506	$(3,716,678)

Net unrealized appreciation (depreciation)						$5,147,828

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MS-31.

MS-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost	$3,548,559,386

Value	$4,109,288,397
Cash	404,650
Restricted cash (Note 1d)	10,000
Foreign currency, at value (cost $5,903,115)	5,863,665
Receivables:
Investment securities sold	2,892,619
Capital shares sold	247,762
Dividends and interest	10,254,963
Due from brokers	14,286,091
Variation margin	1,259,813
Unrealized appreciation on OTC forward exchange contracts	8,864,506
Other assets	1,212,935

Total assets	4,154,585,401

Liabilities:
Payables:
Investment securities purchased	7,347,215
Capital shares redeemed	1,868,767
Management fees	2,437,248
Distribution fees	1,505,387
Securities sold short, at value (proceeds $11,160,099)	9,084,697
Due to brokers	10,000
Unrealized depreciation on OTC forward exchange contracts	3,716,678
Accrued expenses and other liabilities	694,119

Total liabilities	26,664,111

Net assets, at value	$4,127,921,290

Net assets consist of:
Paid-in capital	$3,164,548,643
Undistributed net investment income	76,933,954
Net unrealized appreciation (depreciation)	571,133,534
Accumulated net realized gain (loss)	315,305,159

Net assets, at value	$4,127,921,290

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Franklin Mutual Shares VIP Fund

Class 1:
Net assets, at value	$643,437,949

Shares outstanding	33,034,336

Net asset value and maximum offering price per share	$19.48

Class 2:
Net assets, at value	$3,353,505,465

Shares outstanding	174,675,605

Net asset value and maximum offering price per share	$19.20

Class 4:
Net assets, at value	$130,977,876

Shares outstanding	6,779,478

Net asset value and maximum offering price per share	$19.32

MS-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$104,980,076
Interest	21,985,513
Income from securities loaned	651,940
Other income (Note 1h)	1,164,888

Total investment income	128,782,417

Expenses:
Management fees (Note 3a)	32,388,419
Distribution fees: (Note 3c)
Class 2	9,758,001
Class 4	517,455
Custodian fees (Note 4)	116,907
Reports to shareholders	525,882
Professional fees	162,648
Trustees’ fees and expenses	20,970
Dividends on securities sold short	1,131,594
Other	138,090

Total expenses	44,759,966
Expense reductions (Note 4)	(805)
Expenses waived/paid by affiliates (Note 3e)	(3,744)

Net expenses	44,755,417

Net investment income	84,027,000

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	317,057,473
Foreign currency transactions	31,616,938
Futures contracts	13,095,194
Securities sold short	(532,436)

Net realized gain (loss)	361,237,169

Net change in unrealized appreciation (depreciation) on:
Investments	(650,056,415)
Translation of other assets and liabilities denominated in foreign currencies	(13,908,134)
Futures contracts	758,215

Net change in unrealized appreciation (depreciation)	(663,206,334)

Net realized and unrealized gain (loss)	(301,969,165)

Net increase (decrease) in net assets resulting from operations	$(217,942,165)

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$84,027,000	$136,029,133
Net realized gain (loss)	361,237,169	280,369,418
Net change in unrealized appreciation (depreciation)	(663,206,334)	(60,935,280)

Net increase (decrease) in net assets resulting from operations	(217,942,165)	355,463,271

Distributions to shareholders from:
Net investment income:
Class 1	(22,253,593)	(14,458,134)
Class 2	(115,505,343)	(87,785,708)
Class 4	(4,240,573)	(3,061,827)
Net realized gains:
Class 1	(44,812,385)	(3,341,870)
Class 2	(254,851,880)	(22,825,048)
Class 4	(9,773,474)	(853,086)

Total distributions to shareholders	(451,437,248)	(132,325,673)

Capital share transactions: (Note 2)
Class 1	85,321,567	79,247,758
Class 2	(314,542,720)	(529,398,101)
Class 4	(6,302,871)	(39,025,210)

Total capital share transactions	(235,524,024)	(489,175,553)

Net increase (decrease) in net assets	(904,903,437)	(266,037,955)
Net assets:
Beginning of year	5,032,824,727	5,298,862,682

End of year	$4,127,921,290	$5,032,824,727

Undistributed net investment income included in net assets:
End of year	$76,933,954	$135,335,888

MS-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

Annual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the

MS-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position of $578,160 and the aggregate value of collateral pledged for such contracts was $249,800.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $4,811,813 in Italy Treasury Bonds, United Kingdom Treasury Bonds and U.S. Treasury Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is

Annual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Securities Sold Short (continued)

outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the

London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $1,176,537 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related

MS-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	5,200,808	$114,565,674	5,610,891	$127,714,907
Shares issued in reinvestment of distributions	3,480,331	67,065,978	766,251	17,800,004
Shares redeemed	(4,296,684)	(96,310,085)	(2,917,184)	(66,267,153)

Net increase (decrease)	4,384,455	$85,321,567	3,459,958	$79,247,758

Class 2 Shares:
Shares sold	8,995,477	$199,602,688	9,492,120	$213,958,738
Shares issued in reinvestment of distributions	19,482,232	370,357,223	4,821,742	110,610,757
Shares redeemed	(40,426,538)	(884,502,631)	(38,420,623)	(853,967,596)

Net increase (decrease)	(11,948,829)	$(314,542,720)	(24,106,761)	$(529,398,101)

Annual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount
Class 4 Shares:
Shares sold	465,090	$9,850,242	237,284	$5,313,846
Shares issued in reinvestment of distributions	732,186	14,014,047	169,771	3,914,913
Shares redeemed	(1,372,567)	(30,167,160)	(2,108,780)	(48,253,969)

Net increase (decrease)	(175,291)	$(6,302,871)	(1,701,725)	$(39,025,210)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each Class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

MS-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	21,750,000	(21,750,000)	—	$—	$—	$—	—%

f. Other Affiliated Transactions

At December 31, 2015, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 8.16% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014

Distributions paid from:
Ordinary income	$141,999,509	$105,305,669
Long term capital gain	309,437,739	27,020,004

	$451,437,248	$132,325,673

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,573,848,191

Unrealized appreciation	$1,069,903,015
Unrealized depreciation	(534,462,809)

Net unrealized appreciation (depreciation)	$535,440,206

Undistributed ordinary income	$96,597,833
Undistributed long term capital gains	332,800,069

Distributable earnings	$429,397,902

Annual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $865,145,481 and $1,369,724,656, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $70,545,426, representing 1.71% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	17,795
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	8,304,432

	Total Restricted Securities (Value is 0.20% of Net Assets)		$13,742,581	$8,322,227

MS-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

9. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$3,262,239	[a]	Variation margin	$—
	Unrealized appreciation on OTC forward exchange contracts	8,864,506		Unrealized depreciation on OTC forward exchange contracts	3,716,678

Totals		$12,126,745			$3,716,678

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$33,132,376	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(13,820,013)[a]
	Futures contracts	13,095,194		Futures contracts	758,215

Totals		$46,227,570			$(13,061,798)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.42% of average month end net assets. The average month end number of open derivative contracts for the year was 179.

See Note 1(c) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.00% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

Annual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Fund renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$8,322,227		$8,322,227
Machinery	60,294,739	12,704,911	—		72,999,650
All Other Equity Investments[b]	3,505,050,530	—	—	[c]	3,505,050,530
Corporate Bonds, Notes and Senior Floating Rate Interests	—	141,726,940	—		141,726,940
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	70,531,543	13,883	[c]	70,545,426
Companies in Liquidation	117,133	8,107,219	—	[c]	8,224,352
Municipal Bonds	—	14,847,547	—		14,847,547
Short Term Investments	273,771,765	13,799,960	—		287,571,725

Total Investments in Securities	$3,839,234,167	$261,718,120	$8,336,110		$4,109,288,397

MS-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures Contracts	$3,262,239	$—	$—	$3,262,239
Forward Exchange Contracts	—	8,864,506	—	8,864,506

Total Other Financial Instruments	$3,262,239	$8,864,506	$—	$12,126,745

Liabilities:
Other Financial Instruments
Securities Sold Short	$9,084,697	$—	$—	$9,084,697
Forward Exchange Contracts	—	3,716,678	—	3,716,678

Total Other Financial Instruments	$9,084,697	$3,716,678	$—	$12,801,375

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	GBP	British Pound	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	USD	United States Dollar	GO	General Obligation

DBAB	Deutsche Bank AG			PIK	Payment-In-Kind

FBCO	Credit Suisse Group AG

HSBC	HSBC Bank USA, N.A.

SSBT	State Street Bank and Trust Co.

Annual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Mutual Shares VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Mutual Shares VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

MS-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $309,437,739 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 43.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Annual Report	MS-33

Franklin Rising Dividends VIP Fund

This annual report for Franklin Rising Dividends VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-3.65%	+10.02%	+6.61%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 rose 1.38% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.2 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015. The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FRD-2	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Manager’s Discussion

During the 12-month period, contributors to absolute performance included Roper Technologies, NIKE and McDonald’s. Shares of Roper Technologies, a diversified technology company, delivered strong performance over the period, as solid earnings results largely offset headwinds from exposure to weak energy markets. Roper’s non-energy-related end markets continue to generate solid performance and overall company profitability continued to improve. The company has 23 consecutive years of dividend increases. NIKE, an athletic footwear and apparel manufacturer, experienced an increased share price due to consistently strong performance throughout the year, as the company reported solid constant currency revenue growth and strong estimates of future sales. We believe increased automation of its supplier factory base should drive margin expansion. NIKE has raised its dividend for 14 consecutive years. Shares of McDonald’s, a fast food restaurant operator, rose in response to a series of initiatives being implemented by the new Chief Executive Officer to reinvigorate growth. These included rationalizing and increasing the localization of menu items, improving brand perception and the announcement of an all-day breakfast offering. McDonald’s has raised its dividend for 39 consecutive years.

Detractors from absolute performance included Wal-Mart, Praxair and Pentair. Shares of Wal-Mart, a large discount retailer, fell as a result of weaker profitability caused by wage hikes and increased e-commerce investments. We believe that the company’s investments in e-commerce and in its associates should, over time, reinforce its strong competitive position in an increasingly challenging environment. Wal-Mart has raised its dividend for the past 42 years. Shares of Praxair, an industrial gas supplier, experienced a decline as weakness in key growth areas, including energy-related end markets and emerging markets broadly, along with intense foreign exchange-related pressure, negatively impacted the company’s financial performance. The company, which is widely considered reliable and conservatively managed, downwardly revised its 2015 guidance repeatedly as challenges intensified throughout the year. Praxair has raised its dividend for the past 22 years. Shares of Pentair, a diversified industrial manufacturer, declined over the period as weak energy activity continued to negatively impact financial performance, causing management to revise down its 2015 full-year financial guidance. Initial enthusiasm over an announcement that activist investor Nelson Peltz had taken a large stake in the company waned, as energy and industrial end-market headwinds strengthened. Pentair has raised its dividend for 40 consecutive years.

Annual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

New positions initiated during the period included The Gap, a clothing retailer with 9 years of dividend increases; Linear Technology, a manufacturer and distributor of analog integrated circuits (23 years); and Tiffany & Co, a jewelry retailer (13 years). We added to our existing holdings in Texas Instruments, a semiconductor designer and manufacturer (12 years); Bunge, an agribusiness and food distributor (15 years); W.W. Grainger, a distributor of maintenance, repair and operating products (44 years); and Microsoft, a developer and manufacturer of system software (11 years); among several others. Positions we exited included Chubb, IBM and California Resources, the latter of which we received as a spin-off of Occidental Petroleum. We also reduced our holdings in the aforementioned NIKE, Teleflex, and West Pharmaceutical Services, among several others.

Our 10 largest positions on December 31, 2015, represented 32.5% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 32 years in a row and by 332% over the past 10 years. Their most recent year-over-year dividend increases averaged 11.2% with a yield of 2.3% on December 31, 2015, and a dividend payout ratio of 38.5%, based on estimates of calendar year 2015 operating earnings. The average price/earnings ratio was 18.2 times calendar year 2015 estimates versus 18.3 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to serving your future investment needs.

Top 10 Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrial Conglomerates	4.3%
Praxair Inc. Materials	3.5%
Air Products and Chemicals Inc. Materials	3.3%
Dover Corp. Machinery	3.3%
Becton, Dickinson and Co. Health Care Equipment & Services	3.2%
Medtronic PLC Health Care Equipment & Services	3.2%
Johnson & Johnson Pharmaceuticals, Biotechnology & Life Sciences	3.0%
Stryker Corp. Health Care Equipment & Services	3.0%
United Technologies Corp. Aerospace & Defense	3.0%
Johnson Controls Inc. Automobiles & Components	2.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 965.20	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.88%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.63	$28.14	$22.03	$20.01	$19.15

Income from investment operations[a]:

Net investment income[b]	0.45	0.45	0.40	0.41	0.36

Net realized and unrealized gains (losses)	(1.33)	2.03	6.16	2.00	0.83

Total from investment operations	(0.88)	2.48	6.56	2.41	1.19

Less distributions from:

Net investment income	(0.48)	(0.44)	(0.45)	(0.39)	(0.33)

Net realized gains	(3.01)	(0.55)	—	—	—

Total distributions	(3.49)	(0.99)	(0.45)	(0.39)	(0.33)

Net asset value, end of year	$25.26	$29.63	$28.14	$22.03	$20.01

Total return[c]	(3.42)%	9.01%	30.05%	12.18%	6.29%

Ratios to average net assets

Expenses	0.63% [d]	0.62% [d]	0.61%	0.63%	0.63%

Net investment income	1.65%	1.58%	1.59%	1.96%	1.87%

Supplemental data

Net assets, end of year (000’s)	$143,376	$160,480	$168,380	$141,455	$140,297

Portfolio turnover rate	4.74%	8.61%	0.07%	11.19%	12.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.06	$27.62	$21.64	$19.65	$18.82

Income from investment operations[a]:

Net investment income[b]	0.37	0.37	0.33	0.35	0.31

Net realized and unrealized gains (losses)	(1.29)	1.99	6.04	1.98	0.81

Total from investment operations	(0.92)	2.36	6.37	2.33	1.12

Less distributions from:

Net investment income	(0.41)	(0.37)	(0.39)	(0.34)	(0.29)

Net realized gains	(3.01)	(0.55)	—	—	—

Total distributions	(3.42)	(0.92)	(0.39)	(0.34)	(0.29)

Net asset value, end of year	$24.72	$29.06	$27.62	$21.64	$19.65

Total return[c]	(3.65)%	8.72%	29.69%	11.96%	6.00%

Ratios to average net assets

Expenses	0.88% [d]	0.87% [d]	0.86%	0.88%	0.88%

Net investment income	1.40%	1.33%	1.34%	1.71%	1.62%

Supplemental data

Net assets, end of year (000’s)	$1,310,783	$1,667,816	$1,752,012	$1,550,084	$1,523,396

Portfolio turnover rate	4.74%	8.61%	0.07%	11.19%	12.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.19	$27.76	$21.78	$19.83	$19.04

Income from investment operations[a]:

Net investment income[b]	0.35	0.35	0.32	0.35	0.31

Net realized and unrealized gains (losses)	(1.31)	2.00	6.07	1.96	0.80

Total from investment operations	(0.96)	2.35	6.39	2.31	1.11

Less distributions from:

Net investment income	(0.41)	(0.37)	(0.41)	(0.36)	(0.32)

Net realized gains	(3.01)	(0.55)	—	—	—

Total distributions	(3.42)	(0.92)	(0.41)	(0.36)	(0.32)

Net asset value, end of year	$24.81	$29.19	$27.76	$21.78	$19.83

Total return[c]	(3.75)%	8.62%	29.57%	11.78%	5.89%

Ratios to average net assets

Expenses	0.98% [d]	0.97% [d]	0.96%	0.98%	0.98%

Net investment income	1.30%	1.23%	1.24%	1.61%	1.52%

Supplemental data

Net assets, end of year (000’s)	$20,453	$15,503	$12,028	$6,432	$3,020

Portfolio turnover rate	4.74%	8.61%	0.07%	11.19%	12.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Rising Dividends VIP Fund
	Shares	Value
Common Stocks 98.4%
Aerospace & Defense 4.9%
General Dynamics Corp.	73,500	$10,095,960
Honeywell International Inc.	180,100	18,652,957
United Technologies Corp.	455,111	43,722,514

		72,471,431

Automobiles & Components 2.7%
Johnson Controls Inc.	1,015,500	40,102,095

Commercial & Professional Services 3.7%
ABM Industries Inc.	779,288	22,186,329
Brady Corp., A	331,579	7,619,685
Cintas Corp.	194,675	17,725,159
Matthews International Corp., A	139,942	7,479,900

		55,011,073

Consumer Durables & Apparel 2.8%
Leggett & Platt Inc.	332,800	13,984,256
NIKE Inc., B	440,600	27,537,500

		41,521,756

Consumer Services 2.3%
McDonald’s Corp.	247,645	29,256,780
Yum! Brands Inc.	55,400	4,046,970

		33,303,750

Diversified Financials 0.5%
State Street Corp.	110,500	7,332,780

Energy 7.5%
Chevron Corp.	308,800	27,779,648
EOG Resources Inc.	33,600	2,378,544
Exxon Mobil Corp.	358,500	27,945,075
Occidental Petroleum Corp.	370,790	25,069,112
Schlumberger Ltd.	398,000	27,760,500

		110,932,879

Food & Staples Retailing 4.4%
CVS Health Corp.	92,600	9,053,502
Wal-Mart Stores Inc.	463,000	28,381,900
Walgreens Boots Alliance Inc.	326,000	27,760,530

		65,195,932

Food, Beverage & Tobacco 6.4%
Archer-Daniels-Midland Co.	713,000	26,152,840
Bunge Ltd.	272,400	18,599,472
McCormick & Co. Inc.	208,900	17,873,484
PepsiCo Inc.	314,600	31,434,832

		94,060,628

Health Care Equipment & Services 14.7%
Abbott Laboratories	641,800	28,823,238
Becton, Dickinson and Co.	310,600	47,860,354
DENTSPLY International Inc.	4,000	243,400
Medtronic PLC	617,300	47,482,716
Stryker Corp.	470,914	43,766,747

Annual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Teleflex Inc.	69,633	$9,153,258
West Pharmaceutical Services Inc.	663,514	39,956,813

		217,286,526

Household & Personal Products 3.2%
Colgate-Palmolive Co.	191,000	12,724,420
The Procter & Gamble Co.	424,500	33,709,545

		46,433,965

Industrial Conglomerates 4.9%
Carlisle Cos. Inc.	96,261	8,537,388
Roper Technologies Inc.	333,043	63,208,231

		71,745,619

Insurance 5.8%
Aflac Inc.	276,200	16,544,380
Arthur J. Gallagher & Co.	660,000	27,020,400
Erie Indemnity Co., A	300,064	28,698,121
Old Republic International Corp.	449,208	8,368,745
RLI Corp.	71,800	4,433,650

		85,065,296

Machinery 8.1%
Donaldson Co. Inc.	350,068	10,032,949
Dover Corp.	786,576	48,224,975
Hillenbrand Inc.	888,300	26,320,329
Pentair PLC (United Kingdom)	704,800	34,908,744

		119,486,997

Materials 12.0%
Air Products and Chemicals Inc.	370,900	48,257,799
Albemarle Corp.	706,700	39,582,267
Bemis Co. Inc.	147,499	6,591,730
Ecolab Inc.	107,000	12,238,660
Nucor Corp.	447,055	18,016,317
Praxair Inc.	506,460	51,861,504

		176,548,277

Media 0.9%
John Wiley & Sons Inc., A	279,100	12,567,873

Pharmaceuticals, Biotechnology & Life Sciences 6.1%
AbbVie Inc.	300,800	17,819,392
Johnson & Johnson	431,000	44,272,320
Perrigo Co. PLC	36,500	5,281,550
Pfizer Inc.	669,700	21,617,916
Roche Holding AG, ADR (Switzerland)	25,000	861,750

		89,852,928

Retailing 1.5%
The Gap Inc.	345,800	8,541,260
Ross Stores Inc.	58,000	3,120,980
Target Corp.	100,800	7,319,088

FRD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Retailing (continued)
	Tiffany & Co.	39,600	$3,021,084

			22,002,412

	Semiconductors & Semiconductor Equipment 1.6%
	Linear Technology Corp.	160,100	6,799,447
	Texas Instruments Inc.	315,800	17,308,998

			24,108,445

	Software & Services 3.2%
	Accenture PLC, A	158,500	16,563,250
	Microsoft Corp.	563,900	31,285,172

			47,848,422

	Technology Hardware & Equipment 0.6%
a	Knowles Corp.	256,828	3,423,517
	QUALCOMM Inc.	114,500	5,723,283

			9,146,800

	Trading Companies & Distributors 0.4%
	W.W. Grainger Inc.	28,100	5,692,779

	Transportation 0.2%
	United Parcel Service Inc., B	28,500	2,742,555

	Total Common Stocks (Cost $890,175,544)		1,450,461,218

	Short Term Investments (Cost $292,061) 0.0%†
	Money Market Funds 0.0%†
a,b	Institutional Fiduciary Trust Money Market Portfolio	292,061	292,061

	Total Investments (Cost $890,467,605) 98.4%		1,450,753,279
	Other Assets, less Liabilities 1.6%		23,858,371

	Net Assets 100.0%		$1,474,611,650

See Abbreviations on page FRD-20.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$890,175,544
Cost - Non-controlled affiliates (Note 3e)	292,061

Total cost of investments	$890,467,605

Value - Unaffiliated issuers	$1,450,461,218
Value - Non-controlled affiliates (Note 3e)	292,061

Total value of investments	1,450,753,279
Receivables:
Investment securities sold	22,864,325
Capital shares sold	148,479
Dividends	3,014,242
Other assets	141

Total assets	1,476,780,466

Liabilities:
Payables:
Capital shares redeemed	633,505
Management fees	799,653
Distribution fees	584,100
Accrued expenses and other liabilities	151,558

Total liabilities	2,168,816

Net assets, at value	$1,474,611,650

Net assets consist of:
Paid-in capital	$690,361,854
Undistributed net investment income	23,857,334
Net unrealized appreciation (depreciation)	560,285,674
Accumulated net realized gain (loss)	200,106,788

Net assets, at value	$1,474,611,650

Class 1:
Net assets, at value	$143,375,832

Shares outstanding	5,676,451

Net asset value and maximum offering price per share	$25.26

Class 2:
Net assets, at value	$1,310,782,671

Shares outstanding	53,024,359

Net asset value and maximum offering price per share	$24.72

Class 4:
Net assets, at value	$20,453,147

Shares outstanding	824,346

Net asset value and maximum offering price per share	$24.81

FRD-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Rising Dividends VIP Fund
Investment income:
Dividends	$38,267,288

Expenses:
Management fees (Note 3a)	10,302,075
Distribution fees: (Note 3c)
Class 2	3,784,885
Class 4	66,302
Custodian fees (Note 4)	15,648
Reports to shareholders	135,269
Professional fees	82,365
Trustees’ fees and expenses	7,509
Other	27,890

Total expenses	14,421,943
Expenses waived/paid by affiliates (Note 3e)	(20,550)

Net expenses	14,401,393

Net investment income	23,865,895

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	200,233,026
Foreign currency transactions	(1,710)

Net realized gain (loss)	200,231,316

Net change in unrealized appreciation (depreciation) on investments	(288,246,073)

Net realized and unrealized gain (loss)	(88,014,757)

Net increase (decrease) in net assets resulting from operations	$(64,148,862)

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$23,865,895	$24,971,534
Net realized gain (loss)	200,231,316	183,292,710
Net change in unrealized appreciation (depreciation)	(288,246,073)	(59,038,904)

Net increase (decrease) in net assets resulting from operations	(64,148,862)	149,225,340

Distributions to shareholders from:
Net investment income:
Class 1	(2,507,451)	(2,478,710)
Class 2	(22,189,853)	(22,406,447)
Class 4	(275,517)	(165,391)
Net realized gains:
Class 1	(15,606,236)	(3,072,165)
Class 2	(164,222,373)	(32,971,551)
Class 4	(2,002,122)	(247,432)

Total distributions to shareholders	(206,803,552)	(61,341,696)

Capital share transactions: (Note 2)
Class 1	6,114,953	(16,079,195)
Class 2	(112,317,852)	(163,125,563)
Class 4	7,967,834	2,701,123

Total capital share transactions	(98,235,065)	(176,503,635)

Net increase (decrease) in net assets	(369,187,479)	(88,619,991)
Net assets:
Beginning of year	1,843,799,129	1,932,419,120

End of year	$1,474,611,650	$1,843,799,129

Undistributed net investment income included in net assets:
End of year	$23,857,334	$24,965,968

FRD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

Annual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is

FRD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	379,085	$9,885,431	159,314	$4,468,085
Shares issued in reinvestment of distributions	689,257	18,113,687	197,681	5,550,875
Shares redeemed	(808,697)	(21,884,165)	(923,627)	(26,098,155)

Net increase (decrease)	259,645	$6,114,953	(566,632)	$(16,079,195)

Class 2 Shares:
Shares sold	4,959,597	$130,929,237	5,801,510	$162,781,330
Shares issued in reinvestment of distributions	7,239,310	186,412,226	2,007,904	55,377,998
Shares redeemed	(16,563,559)	(429,659,315)	(13,846,241)	(381,284,891)

Net increase (decrease)	(4,364,652)	$(112,317,852)	(6,036,827)	$(163,125,563)

Class 4 Shares:
Shares sold	322,291	$8,758,972	178,786	$4,991,418
Shares issued in reinvestment of distributions	88,076	2,277,639	14,893	412,823
Shares redeemed	(117,097)	(3,068,777)	(95,832)	(2,703,118)

Net increase (decrease)	293,270	$7,967,834	97,847	$2,701,123

Annual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management Investment Company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	20,601,446	225,079,000	(245,388,385)	292,061	$292,061	$—	$—	—	[a]

aRounds to less than 0.01%.

FRD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$25,129,889	$25,050,548
Long term capital gain	181,673,663	36,291,148

	$206,803,552	$61,341,696

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$890,552,512

Unrealized appreciation	$595,110,088
Unrealized depreciation	(34,909,321)

Net unrealized appreciation (depreciation)	$560,200,767

Undistributed ordinary income	$23,882,905
Undistributed long term capital gains	200,166,123

Distributable earnings	$224,049,028

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $78,469,295 and $354,608,526, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

Annual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred other than those already disclosed in the financial statements that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FRD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Rising Dividends VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $181,673,663 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

FRD-22	Annual Report

Franklin Small Cap Value VIP Fund

This annual report for Franklin Small Cap Value VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-7.39%	+7.65%	+6.24%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500TM Value Index, had a -5.49% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.2 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, generated a modest positive total return for 2015.3 The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FSV-2	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

During the reporting period, contributors to absolute Fund performance included StanCorp Financial Group, The Pep Boys – Manny, Moe & Jack and Gerresheimer. StanCorp Financial Group, an insurance provider and asset manager, received a cash takeover offer from Meiji Yasuda Life Insurance at a premium. The Pep Boys, an automobile sales and services provider, received cash takeover offers from Bridgestone and investor, Carl Icahn, which helped increase the company’s share price. We liquidated the position by the end of the period. Gerresheimer, a health-care-focused glass and plastics products manufacturer, benefited from strategic moves intended to improve the company’s long-term return profile. Specifically, the company sold its low-margin glass tubing business and acquired Centor, a leading, high-margin, U.S.-based manufacturer of plastic vials.

Detractors from absolute Fund performance included Axiall, Unit Corp. and The Men’s Wearhouse. Axiall, a chemical and building products manufacturer, was negatively affected by weaker-than expected end-market pricing due to industry-wide chlor-alkali capacity expansions and still relatively weak demand. The company replaced its chief executive officer and is implementing cost-cutting measures to offset weakness while simultaneously exploring alternatives for its building products business. Shares of Unit Corp., an onshore provider of drilling rigs, experienced a negative impact from a sharp drop in oil prices that began in mid-2014, resulting in lower demand for its equipment. The Men’s Wearhouse, a men’s clothing retailer, reported weaker-than-expected results from its recently acquired Jos. A. Bank business, as a change to a less promotional-driven model disrupted sales. We exited the position during the period.

During the period, we initiated several positions including LTC Properties, a real estate investment trust; The Laclede Group, a natural gas service provider; IDACORP, an energy operator and provider; Crocs, a footwear designer; and BRP Inc., a manufacturer of personal watercraft and all-terrain vehicles; among others. We also added to existing holdings including Everbank Financial, a provider of commercial and retail banking services; Drew Industries, a manufacturer and supplier of home and recreational vehicle components; and the aforementioned Gerresheimer; among others.

Annual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

We eliminated several positions including Group 1 Automotive, Cabot., Apogee Enterprises, Lincoln Electric Holdings and Rowan Companies, among others. We reduced our positions in StanCorp Financial, Thor Industries and RPM International, among others.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
AAR Corp. Aerospace & Defense	2.6%
Maple Leaf Foods Inc. (Canada) Food, Beverage & Tobacco	2.6%
LTC Properties Inc. Real Estate	2.5%
STERIS PLC Health Care Equipment & Services	2.5%
The Laclede Group Inc. Utilities	2.2%
Teleflex Inc. Health Care Equipment & Services	2.2%
Carlisle Cos. Inc. Industrial Conglomerates	2.2%
Universal Forest Products Inc. Building Products	2.2%
Gerresheimer AG (Germany) Pharmaceuticals, Biotechnology & Life Sciences	2.1%
Aspen Insurance Holdings Ltd. Insurance	2.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-4	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 912.80	$4.29
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53
*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.89%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FSV-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.81	$24.54	$18.58	$15.82		$16.55

Income from investment operations[a]:

Net investment income[b]	0.21	0.19	0.19	0.29	[c]	0.16

Net realized and unrealized gains (losses)	(1.53)	0.06	6.45	2.64		(0.74)

Total from investment operations	(1.32)	0.25	6.64	2.93		(0.58)

Less distributions from:

Net investment income	(0.20)	(0.20)	(0.32)	(0.17)		(0.15)

Net realized gains	(3.17)	(1.78)	(0.36)	—		—

Total distributions	(3.37)	(1.98)	(0.68)	(0.17)		(0.15)

Net asset value, end of year	$18.12	$22.81	$24.54	$18.58		$15.82

Total return[d]	(7.18)%	0.88%	36.50%	18.75%		(3.53)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.65%	0.63%	0.63%	0.67%		0.66%

Expenses net of waiver and payments by affiliates	0.64% [e]	0.63% [e,f]	0.63%	0.67%		0.66%

Net investment income	1.04%	0.82%	0.90%	1.70%	[c]	1.02%

Supplemental data

Net assets, end of year (000’s)	$45,897	$57,843	$62,408	$40,133		$39,374

Portfolio turnover rate	27.05%	19.45%	10.44%	5.84%		14.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

FSV-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.32	$24.07	$18.23	$15.53		$16.25

Income from investment operations[a]:

Net investment income[b]	0.16	0.13	0.14	0.24	[c]	0.12

Net realized and unrealized gains (losses)	(1.49)	0.05	6.34	2.59		(0.73)

Total from investment operations	(1.33)	0.18	6.48	2.83		(0.61)

Less distributions from:

Net investment income	(0.14)	(0.15)	(0.28)	(0.13)		(0.11)

Net realized gains	(3.17)	(1.78)	(0.36)	—		—

Total distributions	(3.31)	(1.93)	(0.64)	(0.13)		(0.11)

Net asset value, end of year	$17.68	$22.32	$24.07	$18.23		$15.53

Total return[d]	(7.39)%	0.57%	36.24%	18.39%		(3.76)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.90%	0.88%	0.88%	0.92%		0.91%

Expenses net of waiver and payments by affiliates	0.89% [e]	0.88% [e,f]	0.88%	0.92%		0.91%

Net investment income	0.79%	0.57%	0.65%	1.45%	[c]	0.77%

Supplemental data

Net assets, end of year (000’s)	$1,172,173	$1,445,325	$1,606,802	$1,286,573		$1,211,168

Portfolio turnover rate	27.05%	19.45%	10.44%	5.84%		14.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.63	$24.37	$18.44	$15.71		$16.44

Income from investment operations[a]:

Net investment income[b]	0.14	0.11	0.12	0.22	[c]	0.11

Net realized and unrealized gains (losses)	(1.52)	0.05	6.42	2.63		(0.75)

Total from investment operations	(1.38)	0.16	6.54	2.85		(0.64)

Less distributions from:

Net investment income	(0.12)	(0.12)	(0.25)	(0.12)		(0.09)

Net realized gains	(3.17)	(1.78)	(0.36)	—		—

Total distributions	(3.29)	(1.90)	(0.61)	(0.12)		(0.09)

Net asset value, end of year	$17.96	$22.63	$24.37	$18.44		$15.71

Total return[d]	(7.52)%	0.48%	36.12%	18.27%		(3.87)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.00%	0.98%	0.98%	1.02%		1.01%

Expenses net of waiver and payments by affiliates	0.99% [e]	0.98% [e,f]	0.98%	1.02%		1.01%

Net investment income	0.69%	0.47%	0.55%	1.35%	[c]	0.67%

Supplemental data

Net assets, end of year (000’s)	$26,128	$30,452	$35,936	$32,424		$34,284

Portfolio turnover rate	27.05%	19.45%	10.44%	5.84%		14.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

FSV-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Small Cap Value VIP Fund
		Shares	Value
	Common Stocks 91.2%
	Aerospace & Defense 2.9%
	AAR Corp.	1,235,700	$32,486,553
a	Esterline Technologies Corp.	43,200	3,499,200

			35,985,753

	Automobiles & Components 5.1%
	Drew Industries Inc.	375,400	22,858,106
	Gentex Corp.	889,900	14,247,299
	Thor Industries Inc.	280,800	15,766,920
	Winnebago Industries Inc.	525,300	10,453,470

			63,325,795

	Banks 4.9%
	Chemical Financial Corp.	427,554	14,652,276
	Columbia Banking System Inc.	189,200	6,150,892
	EverBank Financial Corp.	1,514,700	24,204,906
	Lakeland Financial Corp.	160,400	7,477,848
	Peoples Bancorp Inc.	257,000	4,841,880
	TrustCo Bank Corp. NY	684,300	4,201,602

			61,529,404

	Building Products 5.2%
a	Gibraltar Industries Inc.	707,300	17,993,712
	Griffon Corp.	251,100	4,469,580
	Simpson Manufacturing Co. Inc.	433,400	14,800,610
	Universal Forest Products Inc.	399,800	27,334,326

			64,598,228

	Commercial & Professional Services 3.1%
a	Huron Consulting Group Inc.	171,300	10,175,220
	McGrath RentCorp	615,018	15,492,303
	MSA Safety Inc.	284,113	12,350,392

			38,017,915

	Construction & Engineering 3.9%
	EMCOR Group Inc.	479,300	23,025,572
	Granite Construction Inc.	593,200	25,454,212

			48,479,784

	Consumer Durables & Apparel 5.9%
a	BRP Inc. (Canada)	824,200	11,844,933
	Brunswick Corp.	120,200	6,071,302
a	Crocs Inc.	1,362,100	13,947,904
a	Helen of Troy Ltd.	21,800	2,054,650
	Hooker Furniture Corp.	445,000	11,231,800
	La-Z-Boy Inc.	757,900	18,507,918
a	M/I Homes Inc.	435,900	9,554,928

			73,213,435

	Electrical Equipment 3.8%
	EnerSys	254,210	14,217,965
	Franklin Electric Co. Inc.	286,164	7,735,013
	Regal Beloit Corp.	432,700	25,321,604

			47,274,582

Annual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy 3.8%
	Bristow Group Inc.	413,000	$10,696,700
	Energen Corp.	220,000	9,017,800
a	Helix Energy Solutions Group Inc.	495,600	2,606,856
	Hunting PLC (United Kingdom)	1,669,700	7,518,521
a	Oil States International Inc.	301,800	8,224,050
a	Unit Corp.	808,800	9,867,360

			47,931,287

	Food, Beverage & Tobacco 3.1%
	AGT Food and Ingredients Inc. (Canada)	37,800	928,809
	GrainCorp Ltd. (Australia)	408,300	2,566,964
a	Landec Corp.	269,100	3,183,453
	Maple Leaf Foods Inc. (Canada)	1,861,000	31,965,127

			38,644,353

	Health Care Equipment & Services 6.7%
	Hill-Rom Holdings Inc.	344,000	16,532,640
	Invacare Corp.	487,200	8,472,408
	STERIS PLC	410,900	30,957,206
	Teleflex Inc.	211,800	27,841,110

			83,803,364

	Industrial Conglomerates 2.2%
	Carlisle Cos. Inc.	308,900	27,396,341

	Insurance 9.2%
	Arthur J. Gallagher & Co.	168,200	6,886,108
	Aspen Insurance Holdings Ltd.	538,700	26,019,210
	Endurance Specialty Holdings Ltd.	116,300	7,442,037
	The Hanover Insurance Group Inc.	207,247	16,857,471
	Old Republic International Corp.	1,075,900	20,044,017
	StanCorp Financial Group Inc.	194,500	22,149,660
	Validus Holdings Ltd.	317,800	14,710,962

			114,109,465

	Machinery 5.9%
	Astec Industries Inc.	566,600	23,060,620
	Hillenbrand Inc.	365,500	10,829,765
	Kennametal Inc.	35,300	677,760
b	Lindsay Corp.	132,800	9,614,720
	Mueller Industries Inc.	712,200	19,300,620
a	Wabash National Corp.	581,700	6,881,511
	Watts Water Technologies Inc., A	55,000	2,731,850

			73,096,846

	Materials 8.4%
	A. Schulman Inc.	394,866	12,098,694
	Allegheny Technologies Inc.	10,500	118,125
	AptarGroup Inc.	65,000	4,722,250
	Axiall Corp.	1,225,400	18,871,160
	Carpenter Technology Corp.	236,200	7,149,774
	H.B. Fuller Co.	494,940	18,050,462
	Minerals Technologies Inc.	148,700	6,819,382

FSV-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
	RPM International Inc.	147,900	$6,516,474
	Sensient Technologies Corp.	377,500	23,714,550
	Stepan Co.	126,700	6,295,723

			104,356,594

	Pharmaceuticals, Biotechnology & Life Sciences 2.1%
	Gerresheimer AG (Germany)	336,000	26,347,906

	Real Estate 3.0%
	Brandywine Realty Trust	480,900	6,569,094
	LTC Properties Inc.	722,000	31,147,080

			37,716,174

	Retailing 3.2%
	Caleres Inc.	378,500	10,151,370
	The Cato Corp., A	366,200	13,483,484
a	Genesco Inc.	188,408	10,707,227
a	West Marine Inc.	610,700	5,184,843

			39,526,924

	Semiconductors & Semiconductor Equipment 2.0%
	Cohu Inc.	736,000	8,883,520
	MKS Instruments Inc.	369,600	13,305,600
a	Photronics Inc.	207,900	2,588,355

			24,777,475

	Software & Services 0.5%
	Mentor Graphics Corp.	341,300	6,286,746

	Technology Hardware & Equipment 2.1%
	Ingram Micro Inc., A	507,100	15,405,698
a	Rofin-Sinar Technologies Inc.	388,900	10,414,742

			25,820,440

	Utilities 4.2%
	Connecticut Water Service Inc.	15,400	585,354
	IDACORP Inc.	353,589	24,044,052
	The Laclede Group Inc.	469,100	27,869,230

			52,498,636

	Total Common Stocks (Cost $935,236,525)		1,134,737,447

		Principal Amount
	Corporate Bonds (Cost $9,065,344) 0.6%
	Energy 0.6%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	6,983,200

	Total Investments before Short Term Investments (Cost $944,301,869)		1,141,720,647

Annual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Short Term Investments 8.7%
	Money Market Funds (Cost $103,357,618) 8.3%
a,c	Institutional Fiduciary Trust Money Market Portfolio	103,357,618	$103,357,618

		Principal Amount
d	Investments from Cash Collateral Received for Loaned Securities 0.4%
	Repurchase Agreements 0.4%
e	Joint Repurchase Agreement, 0.34%, 1/04/16 (Maturity Value $1,154,177)	$1,154,133	1,154,133
	Daiwa Capital Markets America Inc.

Collateralized by [f]U.S. Treasury Bill, 2/18/16 - 8/18/16; U.S. Treasury Bond,
3.125% - 7.50%, 11/15/16 - 8/15/44; U.S. Treasury Bond, Index Linked, 0.75% - 3.875%, 1/15/26 - 2/15/45; U.S. Treasury Note, 0.875% - 4.875%, 8/15/16 - 12/31/21; and U.S. Treasury Note, Index Linked, 0.125% - 0.25%, 4/15/20 - 1/15/25
(valued at $1,177,216)

e	Joint Repurchase Agreement, 0.28%, 1/04/16 (Maturity Value $1,154,169)	1,154,133	1,154,133
	HSBC Securities (USA) Inc.

Collateralized by [f]U.S. Government Agency Securities, 3/23/16 - 7/15/32;
U.S. Government Agency Securities, Strips, 1/15/16 - 7/15/37; U.S. Treasury Bond, 3.75%, 11/15/43; and U.S. Treasury Note, 1.375% - 1.75%, 9/30/18 - 9/30/22
(valued at $1,177,219)

e	Joint Repurchase Agreement, 0.32%, 1/04/16 (Maturity Value $242,942)	242,933	242,933
	J.P. Morgan Securities LLC
	Collateralized by [f]U.S. Treasury Bill, 4/28/16; and U.S. Treasury Note, 1.375% - 2.00%, 4/30/20 - 2/15/25 (valued at $247,794)
e	Joint Repurchase Agreement, 0.31%, 1/04/16 (Maturity Value $1,154,173)	1,154,133	1,154,133
	Nomura Securities International Inc.
	Collateralized by [f]U.S. Treasury Bill, 2/25/16; U.S. Treasury Note, 0.268% - 0.875%, 10/31/16 - 10/15/18; and U.S. Treasury Strips, 2/15/16 - 5/15/27 (valued at $1,177,216)
e	Joint Repurchase Agreement, 0.30%, 1/04/16 (Maturity Value $1,154,171)	1,154,133	1,154,133
	RBS Securities Inc.
	Collateralized by U.S. Treasury Bond, 2.75%, 11/15/23; and U.S. Treasury Note, 0.289% - 3.25%, 7/31/16 - 4/30/17 (valued at $1,177,221)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $4,859,465)		4,859,465

	Total Investments (Cost $1,052,518,952) 100.5%		1,249,937,730
	Other Assets, less Liabilities (0.5)%		(5,739,963)

	Net Assets 100.0%		$1,244,197,767

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2015. See Note 1(d).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dSee Note 1(d) regarding securities on loan.

eSee Note 1(c) regarding joint repurchase agreement.

fThe security is traded on a discount basis with no stated coupon rate.

FSV-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$944,301,869
Cost - Non-controlled affiliates (Note 3e)	103,357,618
Cost - Repurchase agreements	4,859,465

Total cost of investments	$1,052,518,952

Value - Unaffiliated issuers	$1,141,720,647
Value - Non-controlled affiliates (Note 3e)	103,357,618
Value - Repurchase agreements	4,859,465

Total value of investments (Includes securities loaned in the amount of $4,706,000)	1,249,937,730
Receivables:
Investment securities sold	1,414,007
Capital shares sold	575,232
Dividends and interest	1,045,332
Other assets	116

Total assets	1,252,972,417

Liabilities:
Payables:
Investment securities purchased	193,804
Capital shares redeemed	2,299,000
Management fees	674,439
Distribution fees	524,269
Payable upon return of securities loaned	4,859,465
Accrued expenses and other liabilities	223,673

Total liabilities	8,774,650

Net assets, at value	$1,244,197,767

Net assets consist of:
Paid-in capital	$840,278,287
Undistributed net investment income	11,124,717
Net unrealized appreciation (depreciation)	197,418,395
Accumulated net realized gain (loss)	195,376,368

Net assets, at value	$1,244,197,767

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Franklin Small Cap Value VIP Fund

Class 1:
Net assets, at value	$45,896,801

Shares outstanding	2,533,427

Net asset value and maximum offering price per share	$18.12

Class 2:
Net assets, at value	$1,172,172,706

Shares outstanding	66,311,554

Net asset value and maximum offering price per share	$17.68

Class 4:
Net assets, at value	$26,128,260

Shares outstanding	1,454,470

Net asset value and maximum offering price per share	$17.96

FSV-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Small Cap Value VIP Fund
Investment income:
Dividends	$22,339,947
Interest	582,465
Income from securities loaned	650,973

Total investment income	23,573,385

Expenses:
Management fees (Note 3a)	8,738,085
Distribution fees: (Note 3c)
Class 2	3,304,321
Class 4	100,745
Custodian fees (Note 4)	19,595
Reports to shareholders	223,911
Professional fees	54,678
Trustees’ fees and expenses	6,236
Other	23,570

Total expenses	12,471,141
Expense reductions (Note 4)	(20)
Expenses waived/paid by affiliates (Note 3e)	(94,235)

Net expenses	12,376,886

Net investment income	11,196,499

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	196,023,885
Foreign currency transactions	(65,349)

Net realized gain (loss)	195,958,536

Net change in unrealized appreciation (depreciation) on:
Investments	(310,285,399)
Translation of other assets and liabilities denominated in foreign currencies	(383)

Net change in unrealized appreciation (depreciation)	(310,285,782)

Net realized and unrealized gain (loss)	(114,327,246)

Net increase (decrease) in net assets resulting from operations	$(103,130,747)

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$11,196,499	$9,166,921
Net realized gain (loss)	195,958,536	204,970,194
Net change in unrealized appreciation (depreciation)	(310,285,782)	(206,772,254)

Net increase (decrease) in net assets resulting from operations	(103,130,747)	7,364,861

Distributions to shareholders from:
Net investment income:
Class 1	(483,179)	(493,372)
Class 2	(8,399,662)	(9,349,846)
Class 4	(155,331)	(160,210)
Net realized gains:
Class 1	(7,665,840)	(4,292,308)
Class 2	(193,180,034)	(112,743,662)
Class 4	(4,250,502)	(2,435,910)

Total distributions to shareholders	(214,134,548)	(129,475,308)

Capital share transactions: (Note 2)
Class 1	(165,713)	(206,770)
Class 2	25,699,762	(46,032,420)
Class 4	2,309,001	(3,176,134)

Total capital share transactions	27,843,050	(49,415,324)

Net increase (decrease) in net assets	(289,422,245)	(171,525,771)
Net assets:
Beginning of year	1,533,620,012	1,705,145,783

End of year	$1,244,197,767	$1,533,620,012

Undistributed net investment income included in net assets:
End of year	$11,124,717	$8,474,380

FSV-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and

FSV-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund’s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity Investments[b]	$4,859,465

aThe agreements open at period end can be terminated at any time.

bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

Annual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	97,924	$2,017,340	175,851	$4,068,553
Shares issued in reinvestment of distributions	407,044	8,149,019	206,102	4,785,680
Shares redeemed	(507,751)	(10,332,072)	(388,575)	(9,061,003)

Net increase (decrease)	(2,783)	$(165,713)	(6,622)	$(206,770)

Class 2 Shares:
Shares sold	3,551,318	$71,764,155	5,020,152	$113,569,546
Shares issued in reinvestment of distributions	10,305,710	201,579,696	5,364,390	122,093,507
Shares redeemed	(12,288,306)	(247,644,089)	(12,408,353)	(281,695,473)

Net increase (decrease)	1,568,722	$25,699,762	(2,023,811)	$(46,032,420)

Class 4 Shares:
Shares sold	220,435	$4,535,105	176,245	$3,946,345
Shares issued in reinvestment of distributions	221,510	4,405,833	112,435	2,596,120
Shares redeemed	(332,844)	(6,631,937)	(418,040)	(9,718,599)

Net increase (decrease)	109,101	$2,309,001	(129,360)	$(3,176,134)

FSV-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

Annual Report	FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

3. Transactions With Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	43,920,522	326,265,559	(266,828,463)	103,357,618	$103,357,618	$—	$—	0.53%

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $7,083,143 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$11,870,655	$16,187,412
Long term capital gain	202,263,893	113,287,896

	$214,134,548	$129,475,308

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,053,781,552

Unrealized appreciation	$301,451,689
Unrealized depreciation	(105,295,511)

Net unrealized appreciation (depreciation)	$196,156,178

Undistributed ordinary income	$11,124,878
Undistributed long term capital gains	196,638,969

Distributable earnings	$207,763,847

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares and wash sales.

FSV-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $357,243,332 and $590,985,549, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,134,737,447	$—	$—	$1,134,737,447
Corporate Bonds	—	6,983,200	—	6,983,200
Short Term Investments	103,357,618	4,859,465	—	108,217,083

Total Investments in Securities	$1,238,095,065	$11,842,665	$—	$1,249,937,730

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	FSV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSV-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Small Cap Value VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	FSV-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $202,263,893 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

FSV-26	Annual Report

Franklin Small-Mid Cap Growth VIP Fund

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-2.66%	+8.80%	+6.87%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell Midcap® Growth Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSC-1

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, had a -0.20% total return, and its broad benchmark, the S&P 500, produced a +1.38% total return for the same period.2

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting

2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FSC-2	Annual Report

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015. The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, several sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Russell Midcap Growth® Index, key contributors included stock selection in materials and information technology (IT).

Top 10 Holdings
12/31/15
Company Sector/Industry	% of Total Net Assets
NXP Semiconductors NV (Netherlands) Information Technology	2.4%
Roper Technologies Inc. Industrials	1.9%
Constellation Brands Inc., A Consumer Staples	1.8%
Intercontinental Exchange Inc. Financials	1.8%
Electronic Arts Inc. Information Technology	1.7%
AMETEK Inc. Industrials	1.7%
Monster Beverage Corp. Consumer Staples	1.7%
Signature Bank Financials	1.7%
L Brands Inc. Consumer Discretionary	1.5%
Towers Watson & Co., A Industrials	1.5%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

In the materials sector, our holding in specialty materials and chemicals company Cytec Industries contributed to relative returns.4 Cytec shares surged in July due to an announced acquisition by Belgium-based Solvay at a premium to Cytec’s share price. Solvay completed the acquisition in December.

Within IT, video game company Electronic Arts enjoyed some of the largest gains. Under new management, the company experienced improved game quality and expanded margins. It also benefited from excitement about the release of its Star Wars game, which sought to capitalize on the new Star Wars movie.

Other notable contributors included our investments in technology-based specialty pharmaceutical firm Impax Laboratories,5 clinical-stage specialty biopharmaceutical company Revance Therapeutics,5 and engineered products and solutions provider Roper Technologies. Impax resolved its manufacturing issues, successfully launched its new Parkinson’s disease drug Rytarry and quickly integrated a recent acquisition. Revance announced positive phase II data comparing its injectable botulinum toxin to a placebo and

4. Not held at period-end.

5. Not part of the index.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Allergan’s Botox, giving investors a reason to believe its product will have regulatory and commercial success. Roper continued execution on its stated merger and acquisition strategy while generating steady organic revenue and earnings growth, bolstering share performance for the year.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer discretionary, consumer staples and industrials sectors.

Our position in Dick’s Sporting Goods hurt relative performance in the consumer discretionary sector. The sporting goods retailer reported disappointing third-quarter earnings results and lowered its fourth-quarter outlook as in-store traffic slowed and sales of cold-weather apparel and gear were negatively affected by warmer fall temperatures. The company indicated that lower sales levels will impact near-term profit margins and necessitate more promotional selling.

Within consumer staples, our holding in fresh and refrigerated pet food manufacturer and distributor Freshpet was a major dectractor.4,5 Management’s underappreciation of the slower-than-forecast growth in company-owned refrigerated display units derailed our original thesis regarding the sustainability of a robust, long-term growth rate.

In the industrials sector, our positions in ultra-low-cost carrier Spirit Airlines,4 geospatial information product and service provider DigitalGlobe5 and global freight railroad operator Genesee & Wyoming hindered performance. Spirit Airlines shares declined when the company’s fares came under pressure as American Airlines and Southwest Airlines added capacity in some of their core markets. The commercial side of DigitalGlobe’s business has been struggling recently, while the defense side has been experiencing stable growth. The commercial side has been trying to expand into the most troubled markets and sectors, such as Russia, energy and agriculture. We remained confident that the company’s new, higher resolution capabilities can drive acceleration in growth later in 2016. Low natural gas and iron ore prices affected Genesee & Wyoming’s shipment volume.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 907.20	$5.14
Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.45

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.07%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,
	2015		2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.95		$28.38	$21.87	$21.19	$22.21

Income from investment operations[a]:

Net investment income (loss)[b]	—	[c,d]	(0.07)	(0.09)	(0.01)[e]	(0.05)

Net realized and unrealized gains (losses)	(0.03)		2.04	8.19	2.27	(0.97)

Total from investment operations	(0.03)		1.97	8.10	2.26	(1.02)

Less distributions from net realized gains	(5.83)		(5.40)	(1.59)	(1.58)	—

Net asset value, end of year	$19.09		$24.95	$28.38	$21.87	$21.19

Total return[f]	(2.44)%		7.78%	38.50%	11.12%	(4.59)%

Ratios to average net assets

Expenses	0.81%	[g]	0.80% [g]	0.80% [h]	0.80%	0.79%

Net investment income (loss)	0.01%	[d]	(0.29)%	(0.35)%	(0.03)% [e]	(0.21)%

Supplemental data

Net assets, end of year (000’s)	$87,866		$99,803	$98,020	$75,977	$76,384

Portfolio turnover rate	37.85%		48.73%	42.77%	41.44%	45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.16)%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

FSC-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.56	$27.16	$21.04	$20.49	$21.54

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)[c]	(0.13)	(0.14)	(0.06)[d]	(0.10)

Net realized and unrealized gains (losses)	0.01	1.93	7.85	2.19	(0.95)

Total from investment operations	(0.04)	1.80	7.71	2.13	(1.05)

Less distributions from net realized gains	(5.83)	(5.40)	(1.59)	(1.58)	—

Net asset value, end of year	$17.69	$23.56	$27.16	$21.04	$20.49

Total return[e]	(2.66)%	7.47%	38.15%	10.85%	(4.87)%

Ratios to average net assets

Expenses	1.06% [f]	1.05% [f]	1.05% [g]	1.05%	1.04%

Net investment income (loss)	(0.24)% [c]	(0.54)%	(0.60)%	(0.28)% [d]	(0.46)%

Supplemental data

Net assets, end of year (000’s)	$478,649	$582,772	$660,806	$670,193	$717,086

Portfolio turnover rate	37.85%	48.73%	42.77%	41.44%	45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.41)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.14	$27.72	$21.47	$20.90	$21.98

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)[c]	(0.16)	(0.17)	(0.09)[d]	(0.12)

Net realized and unrealized gains (losses)	(0.01)	1.98	8.01	2.24	(0.96)

Total from investment operations	(0.08)	1.82	7.84	2.15	(1.08)

Less distributions from net realized gains	(5.83)	(5.40)	(1.59)	(1.58)	—

Net asset value, end of year	$18.23	$24.14	$27.72	$21.47	$20.90

Total return[e]	(2.77)%	7.39%	37.99%	10.79%	(4.91)%

Ratios to average net assets

Expenses	1.16% [f]	1.15% [f]	1.15% [g]	1.15%	1.14%

Net investment income (loss)	(0.34)% [c]	(0.64)%	(0.70)%	(0.38)% [d]	(0.56)%

Supplemental data

Net assets, end of year (000’s)	$15,105	$16,384	$19,132	$12,000	$12,664

Portfolio turnover rate	37.85%	48.73%	42.77%	41.44%	45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.51)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

FSC-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value

	Common Stocks 97.6%
	Consumer Discretionary 17.9%
a,b	2U Inc.	170,700	$4,776,186
	Advance Auto Parts Inc.	21,200	3,190,811
	BorgWarner Inc.	98,900	4,275,447
a	Buffalo Wild Wings Inc.	27,100	4,326,515
a,b	Charter Communications Inc., A	29,900	5,474,690
a	Chipotle Mexican Grill Inc.	4,500	2,159,325
	Dick’s Sporting Goods Inc.	142,600	5,040,910
a	Dollar Tree Inc.	87,700	6,772,194
	Expedia Inc.	29,116	3,619,119
a	Global Eagle Entertainment Inc.	299,100	2,952,117
a	Grand Canyon Education Inc.	110,500	4,433,260
	Hanesbrands Inc.	224,000	6,592,320
	Harman International Industries Inc.	52,000	4,898,920
a	IMAX Corp. (Canada)	100,400	3,568,216
a	Jarden Corp.	109,950	6,280,344
	L Brands Inc.	91,300	8,748,366
	Marriott International Inc., A	62,800	4,210,112
b	Nordstrom Inc.	102,200	5,090,582
	Polaris Industries Inc.	40,300	3,463,785
	Tractor Supply Co.	60,100	5,138,550
a	Under Armour Inc., A	72,176	5,818,107
a,b	Zoe’s Kitchen Inc.	105,300	2,946,294

			103,776,170

	Consumer Staples 5.4%
	Constellation Brands Inc., A	73,200	10,426,608
a	Monster Beverage Corp.	66,200	9,861,152
a	TreeHouse Foods Inc.	65,600	5,146,976
a	WhiteWave Foods Co., A	150,200	5,844,282

			31,279,018

	Energy 4.1%
	Cabot Oil & Gas Corp., A	277,800	4,914,282
a	Concho Resources Inc.	62,200	5,775,892
a	Diamondback Energy Inc.	41,000	2,742,900
	EQT Corp.	69,700	3,633,461
a	Matador Resources Co.	140,900	2,785,593
	Superior Energy Services Inc.	301,100	4,055,817

			23,907,945

	Financials 8.4%
a	Affiliated Managers Group Inc.	42,800	6,837,728
	Arthur J. Gallagher & Co.	105,200	4,306,888
a	CBRE Group Inc.	100,000	3,458,000
	Equinix Inc.	26,325	7,960,680
	Intercontinental Exchange Inc.	40,408	10,354,954
	Lazard Ltd., A	143,400	6,454,434
a	Signature Bank	63,300	9,708,321

			49,081,005

	Health Care 20.2%
a	Akorn Inc.	154,400	5,760,664

Annual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Health Care (continued)
a	Anacor Pharmaceuticals Inc.	12,911	$1,458,556
a	BioMarin Pharmaceutical Inc.	28,200	2,954,232
a	Bluebird Bio Inc.	8,253	530,007
a	Celldex Therapeutics Inc.	137,000	2,148,160
a	Cerner Corp.	71,200	4,284,104
a,b	Chiasma Inc.	52,200	1,021,554
	The Cooper Cos. Inc.	48,200	6,468,440
a	DaVita HealthCare Partners Inc.	79,400	5,534,974
	DENTSPLY International Inc.	75,100	4,569,835
a	DexCom Inc.	50,200	4,111,380
a	Edwards Lifesciences Corp.	94,200	7,439,916
a	Envision Healthcare Holdings Inc.	181,400	4,710,958
a,b	Heron Therapeutics Inc.	83,742	2,235,911
a	Hologic Inc.	195,600	7,567,764
a	Impax Laboratories Inc.	114,100	4,878,916
a	Incyte Corp.	35,800	3,882,510
a	Insulet Corp.	60,985	2,305,843
a	Mallinckrodt PLC	79,000	5,895,770
a	Mettler-Toledo International Inc.	18,600	6,307,818
a,b,c	NantKwest Inc.	19,100	297,903
a	Nevro Corp.	71,900	4,853,969
a,b	Penumbra Inc.	19,400	1,043,914
	Perrigo Co. PLC	57,485	8,318,080
a	Pfenex Inc.	159,200	1,970,896
a	Quintiles Transnational Holdings Inc.	124,200	8,527,572
a	Revance Therapeutics Inc.	109,200	3,730,272
	St. Jude Medical Inc.	76,200	4,706,874

			117,516,792

	Industrials 17.0%
	Acuity Brands Inc.	16,600	3,881,080
a	The Advisory Board Co.	108,600	5,387,646
	Allegiant Travel Co.	12,492	2,096,533
	AMETEK Inc.	186,100	9,973,099
	B/E Aerospace Inc.	118,600	5,025,082
a	DigitalGlobe Inc.	357,800	5,603,148
	Dun & Bradstreet Corp.	44,500	4,624,885
a	Genesee & Wyoming Inc.	112,200	6,024,018
a	HD Supply Holdings Inc.	208,700	6,267,261
	Hexcel Corp.	133,200	6,187,140
a	IHS Inc., A	60,500	7,165,015
	J.B. Hunt Transport Services Inc.	46,000	3,374,560
	Robert Half International Inc.	153,500	7,235,990
	Roper Technologies Inc.	59,370	11,267,832
a	Sensata Technologies Holding NV	68,400	3,150,504
	Towers Watson & Co., A	66,400	8,529,744
a	Verisk Analytics Inc.	40,000	3,075,200

			98,868,737

	Information Technology 22.3%
a	Alliance Data Systems Corp.	9,900	2,738,043
a	ANSYS Inc.	41,300	3,820,250

FSC-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Information Technology (continued)
a	Bottomline Technologies Inc.	103,900	$3,088,947
	Cognex Corp.	176,900	5,973,913
a	CoStar Group Inc.	39,100	8,081,579
	CSRA Inc.	202,400	6,072,000
a	Demandware Inc.	48,500	2,617,545
a	Electronic Arts Inc.	146,300	10,053,736
	Fidelity National Information Services Inc.	77,200	4,678,320
a	FleetCor Technologies Inc.	43,400	6,203,162
a	GoDaddy Inc., A	118,300	3,792,698
	Intersil Corp., A	383,800	4,897,288
	Lam Research Corp.	41,300	3,280,046
a	LinkedIn Corp., A	30,100	6,774,908
a	Lumentum Holdings Inc.	154,180	3,395,044
a	NXP Semiconductors NV (Netherlands)	166,968	14,067,054
a	Palo Alto Networks Inc.	31,700	5,583,638
a	Pandora Media Inc.	129,200	1,732,572
a	Red Hat Inc.	78,700	6,517,147
a	ServiceNow Inc.	65,500	5,669,680
a	Twitter Inc.	87,400	2,022,436
a	Vantiv Inc., A	117,500	5,571,850
a	VeriFone Systems Inc.	146,700	4,110,534
a	ViaSat Inc.	103,000	6,284,030
a	Workday Inc.	34,100	2,717,088

			129,743,508

	Materials 2.3%
a	Axalta Coating Systems Ltd.	271,200	7,227,480
	Martin Marietta Materials Inc.	44,600	6,091,468

			13,318,948

	Total Common Stocks (Cost $429,293,238)		567,492,123

	Preferred Stocks 0.2%
	Consumer Discretionary 0.2%
a,d	DraftKings Inc., pfd., D	115,528	311,110
a,d	DraftKings Inc., pfd., D-1	284,105	1,088,891

	Total Preferred Stocks (Cost $2,800,003)		1,400,001

	Total Investments before Short Term Investments (Cost $432,093,241)		568,892,124

	Short Term Investments 5.7%
	Money Market Funds (Cost $13,251,918) 2.3%
a,e	Institutional Fiduciary Trust Money Market Portfolio	13,251,918	13,251,918

f	Investments from Cash Collateral Received for Loaned Securities (Cost $19,891,250) 3.4%
	Money Market Funds 3.4%
a,e	Institutional Fiduciary Trust Money Market Portfolio	19,891,250	19,891,250

	Total Investments (Cost $465,236,409) 103.5%		602,035,292
	Other Assets, less Liabilities (3.5)%		(20,414,947)

	Net Assets 100.0%		$581,620,345

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2015. See Note 1(c).

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of this security was $297,903, representing 0.05% of net assets.

dSee Note 7 regarding restricted securities.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fSee Note 1(c) regarding securities on loan.

FSC-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$432,093,241
Cost - Non-controlled affiliates (Note 3e)	33,143,168

Total cost of investments	$465,236,409

Value - Unaffiliated issuers	$568,892,124
Value - Non-controlled affiliates (Note 3e)	33,143,168

Total value of investments (includes securities loaned in the amount of $19,166,493)	602,035,292
Receivables:
Investment securities sold	949,570
Capital shares sold	14,331
Dividends and interest	126,968
Other assets	54

Total assets	603,126,215

Liabilities:
Payables:
Investment securities purchased	516,731
Capital shares redeemed	324,566
Management fees	390,031
Distribution fees	215,053
Payable upon return of securities loaned	19,891,250
Accrued expenses and other liabilities	168,239

Total liabilities	21,505,870

Net assets, at value	$581,620,345

Net assets consist of:
Paid-in capital	$382,821,806
Undistributed net investment income (loss)	—
Net unrealized appreciation (depreciation)	136,798,883
Accumulated net realized gain (loss)	61,999,656

Net assets, at value	$581,620,345

Class 1:
Net assets, at value	$87,866,270

Shares outstanding	4,602,577

Net asset value and maximum offering price per share	$19.09

Class 2:
Net assets, at value	$478,648,974

Shares outstanding	27,059,947

Net asset value and maximum offering price per share	$17.69

Class 4:
Net assets, at value	$15,105,101

Shares outstanding	828,728

Net asset value and maximum offering price per share	$18.23

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends	$4,883,373
Income from securities loaned	629,765

Total investment income	5,513,138

Expenses:
Management fees (Note 3a)	5,225,416
Distribution fees: (Note 3c)
Class 2	1,396,406
Class 4	58,556
Custodian fees (Note 4)	6,354
Reports to shareholders	199,032
Professional fees	42,722
Trustees’ fees and expenses	2,979
Other	12,848

Total expenses	6,944,313
Expenses waived/paid by affiliates (Note 3e)	(27,332)

Net expenses	6,916,981

Net investment income (loss)	(1,403,843)

Realized and unrealized gains (losses):
Net realized gain (loss) from Investments	63,022,161
Net change in unrealized appreciation (depreciation) on investments	(74,279,798)

Net realized and unrealized gain (loss)	(11,257,637)

Net increase (decrease) in net assets resulting from operations	$(12,661,480)

FSC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,403,843)	$(3,724,526)
Net realized gain (loss)	63,022,161	165,568,522
Net change in unrealized appreciation (depreciation)	(74,279,798)	(110,422,791)

Net increase (decrease) in net assets resulting from operations	(12,661,480)	51,421,205

Distributions to shareholders from:
Net realized gains:
Class 1	(22,509,343)	(18,164,400)
Class 2	(135,758,632)	(120,447,127)
Class 4	(4,098,814)	(3,536,394)

Total distributions to shareholders	(162,366,789)	(142,147,921)

Capital share transactions: (Note 2)
Class 1	12,480,207	12,658,981
Class 2	41,958,103	(469,072)
Class 4	3,251,391	(462,764)

Total capital share transactions	57,689,701	11,727,145

Net increase (decrease) in net assets	(117,338,568)	(78,999,571)
Net assets:
Beginning of year	698,958,913	777,958,484

End of year	$581,620,345	$698,958,913

Undistributed net investment income (loss) included in net assets:
End of year	$—	$3,992

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 40.40% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of

FSC-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund’s secured borrowing transactions were as follows:

Securities lending transactions[a]
Equity investments[b]	$19,891,250

aThe agreements open at year end can be terminated at any time.

bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

Annual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund.

Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	195,710	$4,581,670	274,487	$7,229,775
Shares issued in reinvestment of distributions	1,062,262	22,509,343	759,699	18,164,400
Shares redeemed	(655,587)	(14,610,806)	(487,310)	(12,735,194)

Net increase (decrease)	602,385	$12,480,207	546,876	$12,658,981

Class 2 Shares:
Shares sold	1,198,268	$26,202,656	897,666	$22,309,519
Shares issued in reinvestment of distributions	6,905,322	135,758,632	5,327,162	120,447,127
Shares redeemed	(5,776,970)	(120,003,185)	(5,821,755)	(143,225,718)

Net increase (decrease)	2,326,620	$41,958,103	403,073	$(469,072)

Class 4 Shares:
Shares sold	239,982	$5,202,958	67,020	$1,726,663
Shares issued in reinvestment of distributions	202,211	4,098,814	152,628	3,536,394
Shares redeemed	(292,263)	(6,050,381)	(231,062)	(5,725,821)

Net increase (decrease)	149,930	$3,251,391	(11,414)	$(462,764)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35%, per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	12,577,150	309,811,290	(289,245,272)	33,143,168	$33,143,168	$—	$—	0.17%

FSC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $516,731 and $1,690,052, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$11,955,020	$16,670,971
Long term capital gain	150,411,769	125,476,950

	$162,366,789	$142,147,921

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$466,000,210

Unrealized appreciation	$169,237,961
Unrealized depreciation	(33,202,879)

Net unrealized appreciation (depreciation)	$136,035,082

Distributable earnings – undistributed long term capital gains	$62,763,457

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $249,107,439 and $361,218,142, respectively.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

7. Restricted Securities (continued)

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
115,528	DraftKings Inc., pfd., D	8/07/15	$622,222	$311,110
284,105	DraftKings Inc., pfd., D-1	8/07/15	2,177,781	1,088,891

	Total Restricted Securities (Value is 0.24% of Net Assets)		$2,800,003	$1,400,001

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FSC-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$103,776,170	$—	$1,400,001	$105,176,171
Health Care	117,218,889	—	297,903	117,516,792
Other Equity Investments[b]	346,199,161	—	—	346,199,161
Short Term Investments	33,143,168	—	—	33,143,168

Total Investments in Securities	$600,337,388	$—	$1,697,904	$602,035,292

a Includes common and preferred stocks as well as other equity investments.

b For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FSC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Small-Mid Cap Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

FSC-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $150,411,769 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 33.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Annual Report	FSC-25

Franklin Strategic Income VIP Fund

This annual report for Franklin Strategic Income VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-3.87%	+3.19%	+5.20%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goals and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, posted a +0.55% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, had a -1.68% return.2

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as new and existing home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

The 10-year Treasury yield, which moves inversely to price, fluctuated throughout the period. It began the period at 2.17%, declined to a period low of 1.68% in late January 2015 and ended the period at 2.27%. For much of the year, the yield movements appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates and events in China. However, near period-end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

After volatility early in 2015, global markets began to stabilize in February as oil prices halted their decline and leveled off to a more stable range. Credit spreads tightened while bond yields increased across much of the globe. However, global volatility returned at the end of June as economic concerns over China spread across global financial markets. Several emerging market currencies depreciated sharply against the U.S. dollar based on heightened risk aversion, while the euro and Japanese yen appreciated at times, acting as perceived safe havens. Several emerging market currencies rebounded and appreciated against the U.S. dollar in October while the euro and yen depreciated.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN STRATEGIC INCOME VIP FUND

Similar stabilizing trends continued through November until global risk aversion returned in December.

On the whole, the U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend toward higher yields across the Americas and eurozone but lower yields in specific peripheral European markets. Across much of East Asia and in Japan yields declined during the period; however, yields increased across a number of countries in South and Southeast Asia. Credit spreads widened across a vast majority of global credit markets during the period.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity rates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Manager’s Discussion

Over the past year, financial market volatility rose due to several driving forces. Although U.S. economic growth showed underlying strength and Europe continued to show signs of recovery, the outlook across many emerging markets became cloudier, reflected by market concerns of a potentially more significant slowdown in Chinese economic growth. In addition, continued supply increases in production from the Organization of the Petroleum Exporting Countries weighed on oil prices, and other commodities also weakened, further dampening the economic outlook for countries with significant commodity exports. In terms of government financial policy, while Europe and Japan continued to support their quantitative easing programs, during September the Fed surprised the financial

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

**Rounds to less than 0.1%.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

markets by not increasing interest rates as it alluded to concerns over global economic growth and heightened financial market volatility. Although in December the Fed ultimately initiated its first short-term rate increase since 2006, financial markets

Annual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

nonetheless ended 2015 with a risk-averse tone. In this environment, developed market government bond yields generally remained at nominally low levels, although longer U.S. rates rose slightly following a Treasury sell-off in October and early November. At the same time, equity markets came under significant pressure during the third quarter but rebounded by year-end, allowing the Standard & Poor’s® 500 Index to deliver a slightly positive total return for 2015.4 With the prospect for U.S. growth and the potential for domestic short-term rate increases, the U.S. dollar strengthened during the reporting period versus certain developed and developing market currencies.

The Fund posted a negative total return for the review period, underperforming its peers in the Lipper Multi-Sector Income Funds Classification Average as well as the more Treasury-sensitive Barclays U.S. Aggregate Bond Index. Although a flat to somewhat higher U.S. Treasury yield curve constrained performance from the more interest-rate sensitive fixed income sectors, the corporate sectors such as high yield, investment grade and leveraged loans generally experienced spread widening over the course of the year. Additionally, certain non-U.S. dollar government bond sectors, particularly in more commodity-oriented developing markets, underperformed due to a stronger U.S. dollar. Consequently, relative to the Fund’s benchmarks, the Fund’s heavier weighting in high yield, senior secured floating rate debt and global bonds detracted from performance, as did the Fund’s lower U.S. interest-rate duration exposure. Conversely, certain currency positions and foreign government bonds aided returns.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

In the corporate bond sector, 2015 earnings continued to be negatively impacted by the strength of the U.S. dollar combined with significant weakness in commodity-oriented sectors. Although high yield default rates increased slightly from their cycle lows, overall trailing defaults remained below historical averages. Merger and acquisition activity remained active, although many acquisitions were proposed by strategic buyers rather than through private-equity led leveraged buyouts. From a technical trading standpoint, investor redemptions from high yield and senior secured floating rate debt retail funds placed additional pressure on price levels in those sectors, while a heavy 2015 supply calendar weighed on the investment-grade corporate market. As a result of these factors, yield spreads across the corporate sectors generally widened during the period. We expect stress on commodity-related issuers to lead to rising defaults rates going into 2016. However, at period-end we saw what we considered attractive longer term value in the high yield sector, which represented the Fund’s largest sector weighting. In our analysis, with spreads for investment-grade corporates cheap compared to their longer term averages, we added to this sector during the period. Finally, although we reduced our senior secured floating rate debt exposure modestly over the past year given the relative outperformance of the sector compared with high yield, at current valuations and considering that sector’s typically lower sensitivity to increases in interest rates, we maintained significant exposure to these securities.

Internationally, the U.S. dollar continued to generally strengthen during the period, negatively impacting our non-U.S. dollar global bond positions. However, certain currencies traded near historical lows relative to the U.S. dollar, which in our view created attractive long-term value. Consequently, while we reduced overall exposure to global bonds over the course of the year, we added to select positions in non-U.S. dollar government bonds during the latter half of the period. Weakness in the yen and euro benefited the Fund given our short positions in these currencies, which we maintained using currency forwards. Although the Fund held a fairly modest exposure to hard currency emerging market bonds, our position in Ukrainian debt securities contributed to Fund performance as bondholders negotiated a favorable exchange settlement with the Ukrainian government during the period.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

With relatively flat longer term U.S. rates, the more interest rate-sensitive fixed income sectors such as Treasuries, agencies and mortgage-backed securities generally posted modestly positive returns during the period. The Fund maintained a lower exposure to these sectors, but reduced its exposure to agency mortgage-backed securities and increased its weighting in Treasuries, commercial mortgage-backed securities and non-agency residential mortgage-backed securities. Similarly, municipal bonds provided relatively neutral returns for the Fund during the period and the Fund reduced its exposure to that

4. Please see Index Descriptions following the Fund Summaries.

FSI-4	Annual Report

FRANKLIN STRATEGIC INCOME VIP FUND

sector. Although headlines regarding the expected restructuring of Puerto Rico debt continued, the Fund’s Puerto Rico bonds provided mixed returns.

The portfolio utilized derivatives, including currency forwards and credit derivatives. Currency forwards are typically used to take long and short positions in currencies and as a tool to hedge currency risk. Credit derivatives can be used to hedge against credit risk or to otherwise enhance Fund returns by taking long or short positions in individual credits or baskets of credits in various sectors including in the corporate, municipal, sovereign and securitized markets.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FSI-5

FRANKLIN STRATEGIC INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 956.90	$4.29
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSI-6	Annual Report

SUPPLEMENT DATED NOVEMBER 20, 2015

TO THE CLASS 1, CLASS 2 AND CLASS 4 PROSPECTUSES DATED MAY 1, 2015

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Class 1, Class 2 and Class 4 prospectuses are amended as follows:

I.  The “Fund Details – Principal Investment Policies and Practices” section on page FSI-D1 of the prospectuses for Class 1, Class 2 and Class 4 shares is revised to add the following:

The Fund may invest in collateralized debt obligations (CDOs), which are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche, which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

II.  The “Fund Details – Principal Risks” section on page FSI-D6 of the prospectuses for Class 1, Class 2 and Class 4 shares is revised to add the following:

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility

FSI-7

that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Please keep this supplement with your prospectus for future reference.

FSI-8

SUPPLEMENT DATED JANUARY 20, 2016

TO THE PROSPECTUSES DATED MAY 1, 2015

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective February 1, 2016, the Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page FSI-S6 is replaced with the following:

Portfolio Managers

Christopher J. Molumphy, CFA Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (1999).

Roger Bayston, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2015.

Patricia O’Connor, CFA Vice President of Advisers and portfolio manager of the Fund since February 2016.

II.  In the Fund Details, under the heading “Management,” the portfolio manager information beginning on page FSI-D14 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in U.S. and foreign debt securities. The portfolio managers of the team are as follows:

Christopher J. Molumphy, CFA Executive Vice President and Director of Advisers	Mr. Molumphy has been a portfolio manager of the Fund since inception (1999). He joined Franklin Templeton Investments in 1988.

Roger Bayston, CFA Senior Vice President of Advisers	Mr. Bayston has been a portfolio manager of the Fund since 2015. He joined Franklin Templeton Investments in 1991.

Patricia O’Connor, CFA Vice President of Advisers	Ms. O’Connor has been a portfolio manager of the Fund since February 2016. She joined Franklin Templeton Investments in 1997.

As co-lead portfolio managers, Messrs. Molumphy and Bayston are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions,

FSI-9

may change from time to time. Ms. O’Connor provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Strategic Income VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.90	$12.64	$13.17	$12.55	$12.99

Income from investment operations[a]:

Net investment income[b]	0.53	0.54	0.59	0.65	0.69

Net realized and unrealized gains (losses)	(0.91)	(0.25)	(0.15)	0.92	(0.32)

Total from investment operations	(0.38)	0.29	0.44	1.57	0.37

Less distributions from:

Net investment income and net foreign currency gains	(0.77)	(0.78)	(0.80)	(0.93)	(0.81)

Net realized gains	(0.20)	(0.25)	(0.17)	(0.02)	—

Total distributions	(0.97)	(1.03)	(0.97)	(0.95)	(0.81)

Net asset value, end of year	$10.55	$11.90	$12.64	$13.17	$12.55

Total return[c]	(3.62)%	2.12%	3.52%	13.12%	2.78%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.63%	0.60%	0.58%	0.60%

Expenses net of waiver and payments by affiliates	0.62% [d]	0.62% [d]	0.60% [d]	0.58%	0.60% [d]

Net investment income	4.71%	4.34%	4.58%	5.04%	5.36%

Supplemental data

Net assets, end of year (000’s)	$441,658	$574,850	$705,493	$1,019,537	$1,043,690

Portfolio turnover rate	85.85%	55.64%	48.06%	49.98%	55.65%

Portfolio turnover rate excluding mortgage dollar rolls[e]	51.47%	48.86%	47.01%	48.75%	55.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.55	$12.30	$12.84	$12.27	$12.72

Income from investment operations[a]:

Net investment income[b]	0.49	0.49	0.54	0.60	0.64

Net realized and unrealized gains (losses)	(0.89)	(0.24)	(0.13)	0.89	(0.30)

Total from investment operations	(0.40)	0.25	0.41	1.49	0.34

Less distributions from:

Net investment income and net foreign currency gains	(0.74)	(0.75)	(0.78)	(0.90)	(0.79)

Net realized gains	(0.20)	(0.25)	(0.17)	(0.02)	—

Total distributions	(0.94)	(1.00)	(0.95)	(0.92)	(0.79)

Net asset value, end of year	$10.21	$11.55	$12.30	$12.84	$12.27

Total return[c]	(3.87)%	1.86%	3.32%	12.75%	2.57%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.88%	0.85%	0.83%	0.85%

Expenses net of waiver and payments by affiliates	0.87% [d]	0.87% [d]	0.85% [d]	0.83%	0.85% [d]

Net investment income	4.46%	4.09%	4.33%	4.79%	5.11%

Supplemental data

Net assets, end of year (000’s)	$202,192	$206,571	$175,307	$158,451	$123,749

Portfolio turnover rate	85.85%	55.64%	48.06%	49.98%	55.65%

Portfolio turnover rate excluding mortgage dollar rolls[e]	51.47%	48.86%	47.01%	48.75%	55.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

FSI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.78	$12.51	$13.04	$12.44	$12.88

Income from investment operations[a]:

Net investment income[b]	0.49	0.49	0.54	0.60	0.64

Net realized and unrealized gains (losses)	(0.91)	(0.25)	(0.14)	0.91	(0.31)

Total from investment operations	(0.42)	0.24	0.40	1.51	0.33

Less distributions from:

Net investment income and net foreign currency gains	(0.72)	(0.72)	(0.76)	(0.89)	(0.77)

Net realized gains	(0.20)	(0.25)	(0.17)	(0.02)	—

Total distributions	(0.92)	(0.97)	(0.93)	(0.91)	(0.77)

Net asset value, end of year	$10.44	$11.78	$12.51	$13.04	$12.44

Total return[c]	(3.98)%	1.75%	3.17%	12.67%	2.46%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.98%	0.98%	0.95%	0.93%	0.95%

Expenses net of waiver and payments by affiliates	0.97% [d]	0.97% [d]	0.95% [d]	0.93%	0.95% [d]

Net investment income	4.36%	3.99%	4.23%	4.69%	5.01%

Supplemental data

Net assets, end of year (000’s)	$92,965	$113,986	$134,970	$196,479	$188,786

Portfolio turnover rate	85.85%	55.64%	48.06%	49.98%	55.65%

Portfolio turnover rate excluding mortgage dollar rolls[e]	51.47%	48.86%	47.01%	48.75%	55.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin Strategic Income VIP Fund
		Country	Shares		Value
	Common Stocks 1.0%
	Consumer Services 1.0%
a,b,c	Turtle Bay Resort	United States	1,901,449		$7,082,896

	Transportation 0.0%†
a	CEVA Holdings LLC	United Kingdom	224		100,926

	Total Common Stocks (Cost $2,500,685)				7,183,822

	Management Investment Companies 9.2%
	Diversified Financials 9.2%
	iShares iBoxx High Yield Corporate Bond ETF	United States	150,000		12,087,000
d	Franklin Lower Tier Floating Rate Fund	United States	3,135,765		29,507,549
d	Franklin Middle Tier Floating Rate Fund	United States	2,704,835		25,912,320

	Total Management Investment Companies (Cost $70,697,659)				67,506,869

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		3,750
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486		218,480

	Total Convertible Preferred Stocks (Cost $731,856)				222,230

			Principal Amount*
	Corporate Bonds 39.3%
	Automobiles & Components 1.0%
e	Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	1,000,000	EUR	1,124,948
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	3,500,000		3,469,374
	The Goodyear Tire & Rubber Co., senior note,
	6.50%, 3/01/21	United States	2,000,000		2,110,000
	5.125%, 11/15/23	United States	400,000		412,000

					7,116,322

	Banks 3.6%
	Bank of America Corp.,
	[f]junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	800,000		812,000
	[f]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,000,000		2,037,500
	senior note, 5.65%, 5/01/18	United States	1,500,000		1,613,815
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000		1,050,000
	5.00%, 8/15/22	United States	2,500,000		2,573,450
	Citigroup Inc.,
	[f]junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	700,000		683,375
	[f]junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	1,000,000		993,750
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,105,813
	sub. bond, 5.50%, 9/13/25	United States	500,000		544,136
	sub. note, 4.05%, 7/30/22	United States	300,000		306,919
	JPMorgan Chase & Co.,
	[f]junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,501,656
	[f]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000		190,250
	[f]junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		503,175

FSI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Banks (continued)
	JP Morgan Chase & Co., (continued)
	senior note, 4.25%, 10/15/20	United States	1,000,000		$1,061,992
	sub. note, 3.375%, 5/01/23	United States	1,000,000		984,951
	sub. note, 3.875%, 9/10/24	United States	1,000,000		997,072
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	700,000		762,563
	The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,500,000	EUR	1,827,955
	Wells Fargo & Co.,
	[f]junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	2,500,000		2,634,375
	[f]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	1,500,000		1,516,875
	senior note, 2.60%, 7/22/20	United States	700,000		698,950

					26,400,572

	Capital Goods 0.7%
e	Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	3,400,000		2,397,000
g	Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	157,765		124,628
e	KM Germany Holdings GmbH, senior secured note, first lien, 144A, 8.75%, 12/15/20	Germany	800,000	EUR	940,692
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	1,400,000		938,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000		499,750
	[e]senior sub. bond, 144A, 6.50%, 5/15/25	United States	200,000		194,500
	senior sub. note, 6.00%, 7/15/22	United States	400,000		393,000

					5,487,570

	Consumer Durables & Apparel 0.5%
	KB Home, senior note,
	4.75%, 5/15/19	United States	1,000,000		975,000
	7.00%, 12/15/21	United States	1,200,000		1,189,500
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,144,000

					3,308,500

	Consumer Services 1.7%
e	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000		2,065,000
	senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	1,100,000		1,105,500
h	Caesars Entertainment Operating Co. Inc., senior secured note, first lien, 11.25%, 6/01/17	United States	1,300,000		981,500
e,h	Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	2,500,000		4,937
e	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,500,000		3,097,500
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	3,000,000		2,957,034
	MGM Resorts International, senior note,
	6.75%, 10/01/20	United States	200,000		206,500
	6.625%, 12/15/21	United States	500,000		514,375
e	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	700,000		626,500
e	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,300,000		1,147,250

					12,706,096

	Diversified Financials 2.5%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
	4.25%, 7/01/20	Netherlands	1,300,000		1,312,187
	4.625%, 10/30/20	Netherlands	500,000		512,188

Annual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Diversified Financials (continued)
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, (continued)
	5.00%, 10/01/21	Netherlands	1,100,000	$1,139,187
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	3,500,000	3,212,650
	E*TRADE Financial Corp., senior note,
	5.375%, 11/15/22	United States	700,000	735,000
	4.625%, 9/15/23	United States	800,000	815,000
f	The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20, FRN thereafter, Perpetual	United States	3,000,000	2,985,000
	Morgan Stanley,
	[f]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	2,500,000	2,503,125
	sub. bond, 3.95%, 4/23/27	United States	1,000,000	973,181
	Navient Corp., senior note,
	8.45%, 6/15/18	United States	1,000,000	1,055,000
	5.50%, 1/15/19	United States	1,500,000	1,406,250
	5.875%, 3/25/21	United States	700,000	625,625
	6.125%, 3/25/24	United States	500,000	409,375
e	Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%, 3/15/22	United States	1,000,000	1,041,250

				18,725,018

	Energy 4.8%
	Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%, 7/15/22	United States	600,000	568,496
	Apache Corp., senior bond, 2.625%, 1/15/23	United States	1,900,000	1,724,949
	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	2,300,000	425,500
	California Resources Corp.,
	[e]second lien, 144A, 8.00%, 12/15/22	United States	1,416,000	748,710
	senior bond, 6.00%, 11/15/24	United States	345,000	106,088
	senior note, 5.50%, 9/15/21	United States	184,000	58,880
	CGG SA, senior note,
	6.50%, 6/01/21	France	1,800,000	810,000
	6.875%, 1/15/22	France	200,000	89,875
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000	66,300
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,205,000	1,069,425
e	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,555,000	769,725
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,300,000	1,009,125
	CONSOL Energy Inc., senior note,
	5.875%, 4/15/22	United States	2,500,000	1,562,500
	[e]144A, 8.00%, 4/01/23	United States	500,000	335,000
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	2,500,000	2,325,000
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000	935,585
	Energy XXI Gulf Coast Inc.,
	senior note, 9.25%, 12/15/17	United States	1,500,000	427,500
	senior note, 6.875%, 3/15/24	United States	800,000	92,000
	[e]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	700,000	246,750
e	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,500,000	530,625
	Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note, 6.875%, 2/15/23	United States	672,000	425,040

FSI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
e,i	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000	$1,396,875
	Halcon Resources Corp.,
	senior note, 8.875%, 5/15/21	United States	1,400,000	413,000
	[e]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	1,000,000	345,000
e	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,017,652
	Kinder Morgan Inc.,
	senior bond, 4.30%, 6/01/25	United States	100,000	86,607
	senior note, 6.50%, 9/15/20	United States	1,500,000	1,495,494
e	Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20	United States	1,800,000	918,000
e	LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	2,500,000	2,251,562
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000	1,770,000
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000	180,000
	Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	1,300,000	838,500
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,000,000	1,040,000
e	Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	3,000,000	585,000
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,500,000	243,750
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
	5.875%, 3/01/22	United States	200,000	188,766
	5.00%, 10/01/22	United States	500,000	443,746
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,000,000	1,850,000
	first lien, 5.625%, 4/15/23	United States	900,000	794,250
	senior secured note, first lien, 5.75%, 5/15/24	United States	300,000	262,500
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,700,000	1,045,500
	6.125%, 1/15/23	United States	600,000	327,000
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,000,000	710,000
	Williams Partners LP, senior bond, 4.00%, 9/15/25	United States	1,500,000	1,125,363
	WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	1,000,000	802,500

				35,458,138

	Food & Staples Retailing 0.7%
e	Cencosud SA, senior note, 144A,
	4.875%, 1/20/23	Chile	1,500,000	1,419,720
	5.15%, 2/12/25	Chile	1,500,000	1,411,448
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,500,000	2,431,837

				5,263,005

	Food, Beverage & Tobacco 1.1%
	Constellation Brands Inc., senior note,
	4.25%, 5/01/23	United States	1,000,000	1,002,500
	4.75%, 12/01/25	United States	200,000	204,250
e	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	2,500,000	2,512,500
	7.25%, 6/01/21	United States	300,000	299,250
	5.75%, 6/15/25	United States	500,000	437,500

Annual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
e	Post Holdings Inc., senior note, 144A,
	6.75%, 12/01/21	United States	1,700,000	$1,738,250
	6.00%, 12/15/22	United States	500,000	491,875
	7.75%, 3/15/24	United States	1,000,000	1,050,000

				7,736,125

	Health Care Equipment & Services 2.0%
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	1,400,000	1,351,000
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,500,000	1,518,750
	senior note, 6.875%, 2/01/22	United States	400,000	381,500
	senior secured note, first lien, 5.125%, 8/15/18	United States	600,000	606,000
	DaVita HealthCare Partners Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000	500,938
	senior bond, 5.00%, 5/01/25	United States	900,000	870,750
	senior note, 5.75%, 8/15/22	United States	1,500,000	1,550,625
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,500,000	1,545,000
	senior note, 7.50%, 2/15/22	United States	700,000	778,750
	senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,057,500
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000	606,000
e	Hologic Inc., senior note, 144A, 5.25%, 7/15/22	United States	1,000,000	1,023,750
	Tenet Healthcare Corp., senior note,
	5.00%, 3/01/19	United States	500,000	463,750
	5.50%, 3/01/19	United States	1,200,000	1,137,000
	8.125%, 4/01/22	United States	1,000,000	1,002,500
	6.75%, 6/15/23	United States	300,000	278,812

				14,672,625

	Insurance 1.0%
	MetLife Inc., junior sub. note,
	[f]5.25% to 6/15/20, FRN thereafter, Perpetual	United States	1,200,000	1,224,000
	6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	1,500,000	1,642,500
e	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000	3,678,990
	Prudential Financial Inc., 3.50%, 5/15/24	United States	800,000	805,408

				7,350,898

	Materials 5.1%
	ArcelorMittal, senior note,
	6.50%, 3/01/21	Luxembourg	3,000,000	2,429,670
	6.125%, 6/01/25	Luxembourg	300,000	219,750
e	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	7.00%, 11/15/20	Luxembourg	105,882	104,559
	6.75%, 1/31/21	Luxembourg	200,000	194,000
	6.00%, 6/30/21	Luxembourg	1,300,000	1,218,750
e	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000	1,200,750
e	Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	1,200,000	1,326,000
e	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000	861,875

FSI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
e	Cemex SAB de CV,
	first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000		$1,254,375
	secured note, 144A, 5.875%, 3/25/19	Mexico	1,000,000		953,750
e	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,200,000	EUR	1,412,668
e	The Chemours Co.,
	senior bond, 144A, 7.00%, 5/15/25	United States	500,000		342,500
	senior note, 144A, 6.625%, 5/15/23	United States	2,000,000		1,410,000
e	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	1,400,000		910,000
	7.00%, 2/15/21	Canada	1,725,000		1,091,062
e	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	3,200,000		2,886,000
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		1,443,750
e	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,500,000		1,208,961
e	Glencore Funding LLC, senior note, 144A,
	4.125%, 5/30/23	Switzerland	1,300,000		960,199
	4.625%, 4/29/24	Switzerland	500,000		365,592
e	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	3,000,000		2,925,000
	Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,600,000		1,476,000
e	Owens-Brockway Glass Container Inc., senior note, 144A,
	5.00%, 1/15/22	United States	1,400,000		1,373,750
	5.875%, 8/15/23	United States	700,000		711,813
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	700,000		713,783
	senior note, 8.50%, 5/15/18	United States	1,000,000		990,000
	senior note, 8.25%, 2/15/21	United States	1,000,000		967,500
	senior secured note, first lien, 7.125%, 4/15/19	United States	800,000		816,000
e	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		1,005,000
	senior bond, 144A, 5.50%, 9/15/25	United States	400,000		409,000
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		1,006,250
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	1,000,000		915,000
	senior note, 5.125%, 10/01/21	United States	1,000,000		930,000
e	U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,130,379
	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000		67,650

					37,231,336

	Media 3.9%
	21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	500,000		493,488
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
	5.25%, 9/30/22	United States	2,700,000		2,733,750
	[e] 144A, 5.375%, 5/01/25	United States	900,000		897,750
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		978,750
	senior sub. note, 7.625%, 3/15/20	United States	500,000		463,750
	senior sub. note, 7.625%, 3/15/20	United States	200,000		182,750
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	2,500,000		2,462,500
	5.25%, 6/01/24	United States	200,000		176,000

Annual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
	DISH DBS Corp., senior note,
	7.125%, 2/01/16	United States	2,000,000		$2,007,500
	6.75%, 6/01/21	United States	500,000		505,000
	5.875%, 7/15/22	United States	500,000		467,500
	5.875%, 11/15/24	United States	500,000		446,250
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,000,000		1,057,500
	[e] senior bond, 144A, 5.50%, 9/15/24	United States	300,000		300,750
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,040,000
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,400,000		1,683,000
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000		485,625
e	Sirius XM Radio Inc., senior bond, 144A,
	6.00%, 7/15/24	United States	1,700,000		1,780,750
	5.375%, 4/15/25	United States	800,000		807,000
	Time Warner Cable Inc., senior note, 4.00%, 9/01/21	United States	1,300,000		1,314,208
e	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	640,000	EUR	737,346
e	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		1,688,312
e	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	3,000,000		2,857,500
e	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,348,941
e	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,902,375

					28,818,295

	Pharmaceuticals, Biotechnology & Life Sciences 2.9%
	AbbVie Inc., senior note, 3.60%, 5/14/25	United States	2,500,000		2,472,515
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	2,200,000		2,193,180
e	Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	2,500,000		2,480,200
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	1,500,000		1,519,035
e	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000		1,188,000
	senior note, 144A, 6.00%, 7/15/23	United States	700,000		700,000
	Gilead Sciences Inc., senior bond, 3.65%, 3/01/26	United States	3,000,000		3,030,414
	Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	1,400,000		1,410,500
e	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,400,000		1,368,500
e	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	2,400,000		2,328,000
e	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	300,000		268,500
	senior note, 144A, 5.50%, 3/01/23	United States	400,000		354,000
	Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	2,500,000		2,391,280

					21,704,124

	Real Estate 0.4%
	Equinix Inc., senior bond,
	5.375%, 4/01/23	United States	2,500,000		2,562,500
	5.875%, 1/15/26	United States	200,000		206,500

					2,769,000

FSI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Retailing 0.7%
e	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	700,000		$695,800
e	Dollar Tree Inc., senior note, 144A, 5.75%, 3/01/23	United States	900,000		942,750
e	Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,800,000	EUR	1,197,591
e	Netflix Inc., senior bond, 144A, 5.875%, 2/15/25	United States	2,300,000		2,369,000

					5,205,141

	Software & Services 0.6%
e	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,600,000		1,738,750
e	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	2,100,000		2,073,750
	senior note, 144A, 7.00%, 12/01/23	United States	700,000		701,750

					4,514,250

	Technology Hardware & Equipment 0.3%
e	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	913,000		965,498
e,j	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	200,000		203,000
e	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,000,000		965,000

					2,133,498

	Telecommunication Services 3.3%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	1,900,000		1,829,924
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	700,000		658,875
	senior bond, 5.625%, 4/01/25	United States	900,000		763,875
	senior note, 6.00%, 4/01/17	United States	500,000		519,375
	senior note, 6.45%, 6/15/21	United States	500,000		490,000
e	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		990,000
e	Digicel Ltd., senior note, 144A,
	6.00%, 4/15/21	Bermuda	1,000,000		850,625
	6.75%, 3/01/23	Bermuda	300,000		252,459
	Frontier Communications Corp., senior bond,
	7.625%, 4/15/24	United States	200,000		169,000
	7.875%, 1/15/27	United States	300,000		247,500
	Intelsat Jackson Holdings SA,
	senior bond, 6.625%, 12/15/22	Luxembourg	1,600,000		1,028,000
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		875,000
	senior note, 7.50%, 4/01/21	Luxembourg	1,000,000		875,000
e	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	2,200,000		2,052,875
	Sprint Communications Inc., senior note,
	8.375%, 8/15/17	United States	1,200,000		1,188,000
	6.00%, 11/15/22	United States	500,000		360,000
	[e] 144A, 9.00%, 11/15/18	United States	1,500,000		1,582,500
	[e] 144A, 7.00%, 3/01/20	United States	800,000		804,000
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		376,750
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	500,000		511,250
	senior bond, 6.375%, 3/01/25	United States	1,300,000		1,319,500
	senior note, 6.542%, 4/28/20	United States	1,400,000		1,463,000
	senior note, 6.125%, 1/15/22	United States	200,000		206,000
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,202,406

Annual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
e	Wind Acquisition Finance SA, senior secured note, 144A,
	4.00%, 7/15/20	Italy	1,200,000	EUR	$1,304,315
	7.00%, 4/23/21	Italy	1,500,000	EUR	1,620,242

					24,540,471

	Transportation 0.7%
e	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		825,750
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		274,000
	Hertz Corp., senior note,
	6.75%, 4/15/19	United States	1,000,000		1,024,000
	6.25%, 10/15/22	United States	1,700,000		1,768,000
e	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	700,000		598,500
e	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,100,000		931,563

					5,421,813

	Utilities 1.6%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000		1,063,500
	senior note, 5.375%, 1/15/23	United States	1,300,000		1,173,250
e,f	EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000		2,842,500
e	Exelon Corp., senior bond, 144A, 3.95%, 6/15/25	United States	1,800,000		1,802,171
e	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000		1,993,750
	Sempra Energy,
	senior bond, 3.55%, 6/15/24	United States	700,000		697,459
	senior note, 3.75%, 11/15/25	United States	1,100,000		1,100,212
e,h	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/16	United States	3,000,000		1,005,000

					11,677,842

	Semiconductors & Semiconductor Equipment 0.2%
e	Qorvo Inc., senior bond, 144A, 7.00%, 12/01/25	United States	1,400,000		1,445,500

	Total Corporate Bonds (Cost $329,078,707)				289,686,139

k,l	Senior Floating Rate Interests 10.8%
	Automobiles & Components 0.3%
	Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	930,707		907,439
m	TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	1,142,295		1,119,449

					2,026,888

	Capital Goods 0.6%
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%, 10/09/20	United States	76,701		74,016
	Sensus USA Inc.,
	First Lien Term Loan, 4.50%, 5/09/17	United States	1,304,445		1,275,095
	Second Lien Term Loan, 8.50%, 5/09/18	United States	3,032,186		2,979,123
	Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	42,394		42,076

					4,370,310

FSI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
k,l	Senior Floating Rate Interests (continued)
	Consumer Services 0.7%
	Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	122,934	$122,660
	Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	4,005,225	3,769,918
c,j	Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	1,413,015	1,395,353

				5,287,931

	Diversified Financials 0.3%
	First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	1,191,944	1,178,038
	Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	922,595	918,750

				2,096,788

	Energy 1.5%
	Bowie Resource Holdings LLC,
	[m] First Lien Initial Term Loan, 6.75%, 8/16/20	United States	3,030,949	2,955,175
	Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	1,248,332	1,221,805
	Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	3,550,049	2,431,784
	Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	1,372,000	1,097,600
	McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	200,379	195,369
	OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,232,927	1,186,692
	OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	2,002,014	1,946,958

				11,035,383

	Food, Beverage & Tobacco 0.0%†
	Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	253,882	253,775

	Health Care Equipment & Services 0.9%
	Community Health Systems Inc., 2018 Term F Loans, 3.657%, 12/31/18	United States	1,974,131	1,949,101
	Cotiviti Corp.,
	Initial Term Loan, 4.50%, 5/14/21	United States	1,839,360	1,791,843
	Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	253,793	250,938
	Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,001,579	965,689
h	Millennium Health LLC, Tranche B Term Loan, 6.50%, 4/16/21	United States	950,432	409,874
	Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	1,637,530	1,572,029

				6,939,474

	Materials 1.4%
	The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,599,853	3,311,864
	Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	956,988	933,063
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	2,361,452	1,772,728
	Huntsman International LLC, Extended Term Loan B, 3.318%, 4/19/19	United States	378,485	374,069
	Ineos U.S. Finance LLC,
	2018 Dollar Term Loans, 3.75%, 5/04/18	United States	69,766	68,109
	Dollar Term Loan, 4.25%, 3/31/22	United States	346,062	334,938
	Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	798,049	763,883
	OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	1,749,920	1,767,419
h	Walter Energy Inc., B Term Loan, 8.50%, 4/02/18	United States	3,083,004	863,241

				10,189,314

Annual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
k,l	Senior Floating Rate Interests (continued)
	Media 1.2%
	CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,143,785	$1,143,683
	Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	225,939	223,510
	Radio One Inc., Term Loan B, 5.11%, 12/31/18	United States	6,833,503	6,957,361
	Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	571,213	560,027

				8,884,581

	Pharmaceuticals, Biotechnology & Life Sciences 1.3%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B Loans, 3.75%, 9/25/22	United States	2,370,799	2,343,635
	Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.424%, 2/27/21	United States	2,752,831	2,730,808
	Valeant Pharmaceuticals International Inc.,
	Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	United States	150,000	144,797
	Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	1,340,000	1,293,818
	Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	3,455,318	3,337,983

				9,851,041

	Retailing 0.6%
	Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,719,855	3,496,664
	The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	743,288	662,145

				4,158,809

	Semiconductors & Semiconductor Equipment 0.1%
	M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	515,746	514,457
	NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	394,999	393,765

				908,222

	Software & Services 1.0%
	Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	1,178,049	1,169,213
	MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,113,703	4,691,822
	Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,173,616	1,172,736

				7,033,771

	Technology Hardware & Equipment 0.2%
	CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	227,527	225,678
	Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,340,980	1,334,554

				1,560,232

	Telecommunication Services 0.4%
	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,328,748	1,260,317
	Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	566,822	550,290
	Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	1,126,914	1,111,621

				2,922,228

	Transportation 0.2%
	Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,298,610	1,285,624
	Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	65,000	63,700

				1,349,324

FSI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
k,l	Senior Floating Rate Interests (continued)
	Utilities 0.1%
m	Calpine Corp., Term Loan (B6), 5.25%, 1/15/23	United States	635,294		$610,942

	Total Senior Floating Rate Interests (Cost $84,942,523)				79,479,013

	Foreign Government and Agency Securities 14.4%
	Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,500,000		1,678,800
	Government of Indonesia,
	6.125%, 5/15/28	Indonesia	34,000,000,000	IDR	1,943,073
	FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,460,240
	senior bond, FR53, 8.25%, 7/15/21	Indonesia	46,000,000,000	IDR	3,264,441
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	26,500,000,000	IDR	1,873,979
	Government of Malaysia,
	senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	589,752
	senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	143,417
	senior note, 3.172%, 7/15/16	Malaysia	32,500,000	MYR	7,594,637
	senior note, 3.394%, 3/15/17	Malaysia	16,000,000	MYR	3,758,686
	senior note, 4.012%, 9/15/17	Malaysia	23,400,000	MYR	5,558,774
	Government of Mexico,
	6.25%, 6/16/16	Mexico	1,524,310[n]	MXN	8,952,657
	7.25%, 12/15/16	Mexico	930,330[n]	MXN	5,580,172
	7.75%, 12/14/17	Mexico	285,000[n]	MXN	1,769,216
	senior note, M, 5.00%, 6/15/17	Mexico	750,000[n]	MXN	4,416,841
	Government of Poland,
	4.75%, 10/25/16	Poland	18,800,000	PLN	4,917,666
	Strip, 1/25/16	Poland	1,066,000	PLN	271,580
e	Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	500,000		513,677
e	Government of Serbia, senior note, 144A,
	4.875%, 2/25/20	Serbia	4,000,000		4,105,140
	7.25%, 9/28/21	Serbia	200,000		226,983
	Government of Sri Lanka,
	A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	134,816
	B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	110,283
	B, 8.50%, 7/15/18	Sri Lanka	15,280,000	LKR	105,429
	C, 8.50%, 4/01/18	Sri Lanka	8,070,000	LKR	55,726
	D, 8.50%, 6/01/18	Sri Lanka	54,050,000	LKR	372,111
	Government of the Philippines, senior note,
	7.00%, 1/27/16	Philippines	80,000,000	PHP	1,708,104
	1.625%, 4/25/16	Philippines	155,000,000	PHP	3,294,232
e	Government of Ukraine, 144A,
	7.75%, 9/01/22	Ukraine	869,000		790,564
	7.75%, 9/01/23	Ukraine	969,000		868,151
	7.75%, 9/01/24	Ukraine	969,000		862,148
	7.75%, 9/01/25	Ukraine	969,000		856,853
	7.75%, 9/01/26	Ukraine	969,000		847,725
	7.75%, 9/01/27	Ukraine	969,000		846,504
	[o] GDP Linked Securities, 5/31/40	Ukraine	1,952,000		788,120
p	Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	182,458,483	UYU	5,535,052
	Korea Monetary Stabilization Bond, senior note,
	2.07%, 12/02/16	South Korea	3,750,000,000	KRW	3,203,866
	1.96%, 2/02/17	South Korea	5,000,000,000	KRW	4,269,882

Annual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	1.56%, 10/02/17	South Korea	4,000,000,000	KRW	$3,399,464
	Korea Treasury Bond, senior note, 3.00%, 12/10/16	South Korea	5,500,000,000	KRW	4,739,497
	Nota Do Tesouro Nacional,
	10.00%, 1/01/17	Brazil	7,500[q]	BRL	1,802,261
	[m] 10.00%, 1/01/21	Brazil	5,000[q]	BRL	1,004,627
	10.00%, 1/01/23	Brazil	4,000[q]	BRL	757,255
	[r] Index Linked, 6.00%, 8/15/16	Brazil	1,604[q]	BRL	1,122,965
	[r] Index Linked, 6.00%, 8/15/18	Brazil	5,525[q]	BRL	3,787,913
	[r] Index Linked, 6.00%, 5/15/23	Brazil	3,350[q]	BRL	2,172,940
	Uruguay Notas del Tesoro,
	9.50%, 1/27/16	Uruguay	9,220,000	UYU	307,051
	07, 13.25%, 4/08/18	Uruguay	87,300,000	UYU	2,794,417
	[p] 18, Index Linked, 2.25%, 8/23/17	Uruguay	28,632,158	UYU	918,397

	Total Foreign Government and Agency Securities (Cost $125,533,310)				106,076,084

	U.S. Government and Agency Securities 4.0%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	900,000		1,166,596
	6.50%, 11/15/26	United States	2,400,000		3,360,125
	U.S. Treasury Note,
	4.625%, 2/15/17	United States	600,000		625,139
	3.75%, 11/15/18	United States	7,000,000		7,494,256
	2.75%, 2/15/24	United States	4,000,000		4,166,920
	2.50%, 5/15/24	United States	6,000,000		6,131,568
	2.375%, 8/15/24	United States	3,500,000		3,536,792
	[p] Index Linked, 2.125%, 1/15/19	United States	775,451		820,474
	[p] Index Linked, 0.625%, 7/15/21	United States	1,688,437		1,699,339

	Total U.S. Government and Agency Securities (Cost $29,010,755)				29,001,209

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 7.6%
	Banks 3.8%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,807,000		1,804,396
k	Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 2.756%, 6/25/34	United States	1,812,544		1,840,416
	Bear Stearns Commercial Mortgage Securities Inc.,
	[k] 2006-PW11, AJ, FRN, 5.638%, 3/11/39	United States	1,000,000		1,002,120
	[k] 2006-PW12, AJ, FRN, 5.952%, 9/11/38	United States	1,440,000		1,442,666
	2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000		5,159,007
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	1,667,000		1,633,527
	[k] 2007-C6, AM, FRN, 5.898%, 6/10/17	United States	2,500,000		2,557,765
	2015-GC27, A5, 3.137%, 2/10/48	United States	610,000		598,007
k	Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,700,000		2,208,060
	Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000		1,244,258
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	915,000		924,502

FSI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
	Greenwich Capital Commercial Funding Corp.,
	[k] 2006-GG7, AJ, FRN, 5.622%, 7/10/38	United States	2,560,000	$2,478,095
	2007-GG9, AM, 5.475%, 3/10/39	United States	1,030,000	1,054,604
	JP Morgan Chase Commercial Mortgage Securities Trust,
	2006-CB17, AM, 5.464%, 12/12/43	United States	760,000	765,188
	[k] 2006-LDP7, AJ, FRN, 5.909%, 4/15/45	United States	1,245,000	1,149,934
	JPMBB Commercial Mortgage Securities Trust, 2015 C-28, A4, 3.227%, 10/15/48	United States	550,000	541,510
k	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.802%, 8/25/35	United States	292,260	267,180
k	Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.623%, 3/12/44	United States	200,000	199,744
	Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	220,000	224,239
	Wells Fargo Mortgage Backed Securities Trust,
	[k] 2004-W, A9, FRN, 2.754%, 11/25/34	United States	963,889	982,562
	2007-3, 3A1, 5.50%, 4/25/37	United States	258,606	263,574

				28,341,354

	Diversified Financials 3.8%
e,k	ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.393%, 11/25/20	United States	1,380,000	1,365,165
e,k	Atrium CDO Corp., 10A, C, 144A, FRN, 2.917%, 7/16/25	United States	1,400,000	1,354,220
e,k	Atrium XI, 11A, C, 144A, FRN, 2.917%, 10/23/25	Cayman Islands	1,820,000	1,789,442
	Banc of America Commercial Mortgage Trust, 2015-UBS7,
	A3, 3.441%, 9/15/48	United States	1,050,000	1,052,092
	A4, 3.705%, 9/15/48	United States	1,170,000	1,200,841
e,k	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.738%, 5/26/35	United States	440,000	418,213
e,k	Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.923%, 1/27/25	Cayman Islands	1,130,000	1,072,472
e,k	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.832%, 3/11/21	United States	1,251,000	1,196,369
e,k	Cent CLO LP, 2013-17A, D, 144A, FRN, 3.322%, 1/30/25	United States	784,314	758,283
e,k	CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.72%, 7/26/21	United States	960,000	942,922
e,k	ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.321%, 10/15/21	United States	860,000	847,341
e	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	2,410,000	2,402,564
e,k	CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.712%, 10/20/43	United States	302,561	301,958
e,k	Cumberland Park CDO Ltd., 2015-2A, B, 144A, FRN, 2.372%, 7/20/26	Cayman Islands	1,080,000	1,070,204
e,k	Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.122%, 7/20/26	United States	190,000	184,587
e,k	Eaton Vance CDO Ltd., 2014-1A,
	B, 144A, FRN, 2.371%, 7/15/26	United States	426,000	419,917
	C, 144A, FRN, 3.321%, 7/15/26	United States	167,100	164,047
e,k	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	1,350,000	1,364,148
k	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 2.622%, 2/25/24	United States	1,500,000	1,496,087
	2014-HQ2, M2, FRN, 2.622%, 9/25/24	United States	1,000,000	990,273
	2015-HQ1, M2, FRN, 2.622%, 3/25/25	United States	1,000,000	997,915
e	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000	1,946,870
k	Impac Secured Assets Trust, 2007-2, FRN, 0.672%, 4/25/37	United States	278,311	258,860

Annual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,k	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.801%, 3/17/32	United States	1,471,496		$1,458,339
k	MortgageIT Trust, 2004-1, A2, FRN, 1.322%, 11/25/34	United States	346,663		332,502
e,k	Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.934%, 12/24/39	United States	33,975		33,820
k	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.732%, 11/25/35	United States	575,353		545,240
	Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	3,974		3,972
k	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.744%, 2/25/35	United States	320,295		309,633
k,s	Talisman 6 Finance, Reg S, FRN, 0.127%, 10/22/16	Germany	43,398	EUR	46,609
k	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.269%, 4/25/45	United States	286,648		287,084
e,k	Voya CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.221%, 4/15/24	Cayman Islands	270,000		265,869
	2013-2A, B, 144A, FRN, 3.00%, 4/25/25	United States	1,080,000		1,043,075

					27,920,933

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $55,271,615)				56,262,287

	Mortgage-Backed Securities 2.3%
k	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.348%, 1/01/33	United States	49,475		51,628

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.5%
	FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	56,551		59,009
	FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	1,993		2,031
	FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	37		37
m	FHLMC Gold 30 Year, 3.50%, 1/01/45	United States	1,348,000		1,387,281
m	FHLMC Gold 30 Year, 4.00%, 1/01/45	United States	735,000		776,311
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	344,455		378,433
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	282,263		313,157
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	270,346		306,960
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	60,151		68,808
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	26,657		29,849
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,145		1,237

					3,323,113

k	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.455% - 2.519%, 4/01/20 - 12/01/34	United States	179,056		188,286

	Federal National Mortgage Association (FNMA) Fixed Rate 1.5%
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	84,361		87,299
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	50,397		52,228
	FNMA 15 Year, 5.50%, 3/01/16 - 11/01/18	United States	263,842		271,057
	FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	275		275
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	508,174		516,511
m	FNMA 30 Year, 3.50%, 1/01/45	United States	3,427,000		3,534,863
m	FNMA 30 Year, 4.00%, 1/01/45	United States	3,500,000		3,702,960
m	FNMA 30 Year, 4.50%, 1/01/45	United States	2,120,000		2,289,277
	FNMA 30 Year, 5.00%, 4/01/30	United States	102,083		112,331

FSI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate (continued)
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	276,630	$316,648

				10,883,449

	Government National Mortgage Association (GNMA) Fixed Rate 0.3%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	360,981	401,368
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	2,088	2,391
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	18,858	19,395
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,471	1,732
m	GNMA II SF 30 Year, 3.50%, 1/01/45	United States	1,570,000	1,636,242
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	106,662	118,175
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	123,368	138,103
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	57,947	67,611
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	13,203	14,813

				2,399,830

	Total Mortgage-Backed Securities (Cost $16,593,318)			16,846,306

	Municipal Bonds 2.5%
	Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	2,500,000	2,536,300
	Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,097,040
	Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%, 12/01/43	United States	2,000,000	2,143,240
	Nassau County GO, General Improvement Bonds, Series B, 5.00%,
	4/01/39	United States	500,000	556,335
	4/01/43	United States	1,600,000	1,766,160
	New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	500,000	562,320
	New York City Municipal Water Finance Authority Water and Sewer
	System Revenue, Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	United States	2,430,000	2,755,401
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	3,500,000	3,588,445
	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000	2,247,919
	Series XX, 5.25%, 7/01/40	United States	165,000	106,013
	Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
	5.75%, 8/01/37	United States	500,000	205,000
	6.50%, 8/01/44	United States	2,375,000	1,009,375

	Total Municipal Bonds (Cost $20,046,735)			18,573,548

			Shares
	Escrows and Litigation Trusts 0.0%
a,g	Comfort Co. Inc., Escrow Account	United States	13,427	—

Annual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Shares		Value
	Escrows and Litigation Trusts (continued)
a,g	NewPage Corp., Litigation Trust	United States	2,500,000		$—

	Total Escrows and Litigation Trusts (Cost $—)				—

	Total Investments before Short Term Investments (Cost $734,407,163)				670,837,507

			Principal Amount*
	Short Term Investments 9.1%
	Foreign Government and Agency Securities (Cost $4,448,028) 0.5%
	Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	4,980,000,000	KRW	4,258,447

	Total Investments before Money Market Funds (Cost $738,855,191)				675,095,954

			Shares
	Money Market Funds (Cost $63,296,131) 8.6%
a,d	Institutional Fiduciary Trust Money Market Portfolio	United States	63,296,131		63,296,131

	Total Investments (Cost $802,151,322) 100.2%				738,392,085
	Other Assets, less Liabilities (0.2)%				(1,576,415)

	Net Assets 100.0%				$736,815,670

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $149,357,745, representing 20.27% of net assets.

fPerpetual security with no stated maturity date.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of these securities was $124,628, representing 0.02% of net assets.

hSee Note 7 regarding defaulted securities.

iSee Note 1(f) regarding loan participation notes.

jIncome may be received in additional securities and/or cash.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(i) regarding senior floating rate interests.

mA portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).

nPrincipal amount is stated in 100 Mexican Peso Units

oSecurity is linked to the Ukrainian GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on the growth of the Ukrainian GDP and principal of “notional” value of this GDP linked security.

pPrincipal amount of security is adjusted for inflation. See Note 1(k).

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity is adjusted for inflation. See Note 1(k).

sSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the value of this security was $46,609, representing 0.01% of net assets.

FSI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	DBAB	Sell	5,434,782	$3,994,402	1/14/16	$37,953	$—
Chilean Peso	BZWS	Buy	477,650,000	724,151	1/14/16	—	(51,190)
Chilean Peso	DBAB	Buy	140,000,000	213,577	1/14/16	—	(16,331)
Euro	BZWS	Sell	167,374	181,934	1/14/16	60	—
Euro	DBAB	Buy	70,945	77,010	1/14/16	80	—
Euro	DBAB	Sell	70,945	77,195	1/14/16	104	—
Euro	JPHQ	Sell	4,984,544	5,422,760	1/14/16	6,383	—
Indian Rupee	CITI	Buy	4,537,000	69,325	1/14/16	—	(908)
Indian Rupee	DBAB	Buy	301,181,000	4,591,423	1/14/16	9,786	(59,457)
Indian Rupee	HSBC	Buy	144,338,000	2,205,823	1/14/16	—	(29,233)
Japanese Yen	BZWS	Sell	136,513,000	1,102,304	1/14/16	—	(33,814)
Japanese Yen	CITI	Sell	127,820,000	1,032,177	1/14/16	—	(31,595)
Japanese Yen	DBAB	Sell	661,679,000	5,409,435	1/14/16	—	(97,334)
Japanese Yen	GSCO	Sell	42,760,000	345,307	1/14/16	—	(10,560)
Japanese Yen	HSBC	Sell	247,910,000	2,001,534	1/14/16	—	(61,677)
Japanese Yen	JPHQ	Sell	149,719,000	1,208,864	1/14/16	—	(37,160)
Singapore Dollar	DBAB	Buy	617,400	449,149	1/14/16	—	(13,935)
Singapore Dollar	DBAB	Sell	617,400	439,399	1/14/16	4,185	—
Singapore Dollar	JPHQ	Buy	694,000	504,617	1/14/16	—	(15,406)
Singapore Dollar	JPHQ	Sell	694,000	495,989	1/14/16	6,778	—
Australian Dollar	DBAB	Sell	2,873,563	1,999,281	2/22/16	—	(88,456)
Chilean Peso	DBAB	Buy	314,000,000	449,535	2/22/16	—	(9,166)
Chilean Peso	JPHQ	Buy	234,301,000	335,314	2/22/16	—	(6,719)
Chilean Peso	MSCO	Buy	220,380,000	314,806	2/22/16	—	(5,734)
Euro	BZWS	Sell	132,570	150,374	2/22/16	6,175	—
Euro	DBAB	Buy	2,192,691	2,394,713	2/22/16	552	(10,234)
Euro	DBAB	Sell	5,724,675	6,452,445	2/22/16	225,609	—
Euro	HSBC	Sell	142,717	161,958	2/22/16	6,722	—
Euro	JPHQ	Sell	2,103,260	2,370,012	2/22/16	82,257	—
Japanese Yen	DBAB	Sell	1,397,612,000	11,616,203	2/22/16	39,014	(63,879)
Japanese Yen	HSBC	Sell	166,070,000	1,365,711	2/22/16	3,216	(20,745)
Japanese Yen	JPHQ	Sell	417,080,000	3,440,064	2/22/16	9,488	(43,391)
Singapore Dollar	DBAB	Buy	4,665,140	3,299,950	2/22/16	—	(15,926)
Singapore Dollar	DBAB	Sell	4,665,140	3,316,607	2/22/16	32,583	—
Singapore Dollar	HSBC	Buy	837,000	591,791	2/22/16	—	(2,585)
Singapore Dollar	HSBC	Sell	837,000	595,942	2/22/16	6,736	—
Singapore Dollar	JPHQ	Buy	4,945,200	3,513,713	2/22/16	—	(32,541)
Singapore Dollar	JPHQ	Sell	4,945,200	3,531,529	2/22/16	50,356	—
British Pound	DBAB	Sell	687,472	1,061,732	4/28/16	48,140	—
Chilean Peso	CITI	Buy	377,668,000	544,975	4/28/16	—	(19,023)
Chilean Peso	JPHQ	Buy	1,598,650,000	2,308,020	4/28/16	—	(81,691)
Euro	BZWS	Sell	4,318,741	4,959,426	4/28/16	252,647	—
Euro	CITI	Sell	1,058,200	1,214,297	4/28/16	61,018	—
Euro	DBAB	Sell	2,642,570	3,034,992	4/28/16	154,987	—
Euro	GSCO	Sell	369,000	423,557	4/28/16	21,402	—
Euro	JPHQ	Sell	6,561,135	7,535,070	4/28/16	384,418	—
Japanese Yen	BZWS	Sell	60,047,000	505,531	4/28/16	4,215	—
Japanese Yen	CITI	Sell	31,757,000	267,211	4/28/16	2,081	—
Japanese Yen	DBAB	Sell	27,184,000	228,802	4/28/16	1,851	—
Japanese Yen	HSBC	Sell	147,626,000	1,242,884	4/28/16	10,395	—
Japanese Yen	JPHQ	Sell	366,653,000	3,086,435	4/28/16	25,349	—
Euro	CITI	Sell	1,073,000	1,182,317	6/16/16	11,027	—
Euro	JPHQ	Sell	1,861,591	2,051,334	6/16/16	19,217	—
Indian Rupee	DBAB	Buy	96,375,000	1,402,226	6/16/16	16,073	—

Annual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	1,175,702,500	$9,731,025	6/16/16	$—	$(100,725)
Japanese Yen	JPHQ	Sell	425,150,000	3,518,434	6/16/16	—	(36,860)
Japanese Yen	MSCO	Sell	12,500,000	103,448	6/16/16	—	(1,083)
Australian Dollar	DBAB	Sell	1,950,000	1,403,025	10/20/16	341	—

Total Forward Exchange Contracts						$1,541,198	$(997,358)

Net unrealized appreciation (depreciation)						$543,840

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty / Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
OTC Swap Contracts

Contracts to Sell Protection[c]

Traded Index
MCDX.NA.25	1.00%	GSCO	$10,000,000	12/20/20	$(22,018)	$42,608	$—	$20,590	Non Investment Grade

Net unrealized appreciation (depreciation)						$42,608

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 8 regarding other derivative information.

See Abbreviations on page FSI-49.

FSI-32	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$675,186,457
Cost - Non-controlled affiliates (Note 3e)	126,964,865

Total cost of investments	$802,151,322

Value - Unaffiliated issuers	$619,676,085
Value - Non-controlled affiliates (Note 3e)	118,716,000

Total value of investments	738,392,085
Cash	357,481
Restricted Cash (Note 1e)	496,000
Foreign currency, at value (cost $6,474,808)	6,524,237
Receivables:
Investment securities sold	7,313,913
Capital shares sold	91,957
Interest	7,319,831
Unrealized appreciation on OTC forward exchange contracts	1,541,198
Unrealized appreciation on OTC swap contracts	42,608
Other assets	70

Total assets	762,079,380

Liabilities:
Payables:
Investment securities purchased	22,453,975
Capital shares redeemed	578,648
Management fees	343,026
Distribution fees	141,586
OTC swap contracts (upfront receipts $23,061)	22,018
Due to brokers	496,000
Unrealized depreciation on OTC forward exchange contracts	997,358
Deferred tax	6,186
Accrued expenses and other liabilities	224,913

Total liabilities	25,263,710

Net assets, at value	$736,815,670

Net assets consist of:
Paid-in capital	$793,473,987
Undistributed net investment income	22,545,872
Net unrealized appreciation (depreciation)	(63,159,552)
Accumulated net realized gain (loss)	(16,044,637)

Net assets, at value	$736,815,670

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$441,658,440

Shares outstanding	41,872,540

Net asset value and maximum offering price per share	$10.55

Class 2:
Net assets, at value	$202,192,242

Shares outstanding	19,808,658

Net asset value and maximum offering price per share	$10.21

Class 4:
Net assets, at value	$92,964,988

Shares outstanding	8,903,129

Net asset value and maximum offering price per share	$10.44

FSI-34	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin Strategic Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$402,918
Non-controlled affiliates (Note 3e)	397,511
Interest	43,518,352

Total investment income	44,318,781

Expenses:
Management fees (Note 3a)	4,867,671
Distribution fees: (Note 3c)
Class 2	530,251
Class 4	376,483
Custodian fees (Note 4)	88,638
Reports to shareholders	176,036
Professional fees	95,238
Trustees’ fees and expenses	3,712
Other	70,343

Total expenses	6,208,372
Expense reductions (Note 4)	(857)
Expenses waived/paid by affiliates (Note 3e)	(120,692)

Net expenses	6,086,823

Net investment income	38,231,958

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(32,766,379)
Foreign currency transactions	15,384,043
Swap contracts	165,572

Net realized gain (loss)	(17,216,764)

Net change in unrealized appreciation (depreciation) on:
Investments	(39,830,402)
Translation of other assets and liabilities denominated in foreign currencies	(10,109,432)
Swap contracts	(133,009)
Change in deferred taxes on unrealized appreciation	4,913

Net change in unrealized appreciation (depreciation)	(50,067,930)

Net realized and unrealized gain (loss)	(67,284,694)

Net increase (decrease) in net assets resulting from operations	$(29,052,736)

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$38,231,958	$41,174,450
Net realized gain (loss)	(17,216,764)	21,895,839
Net change in unrealized appreciation (depreciation)	(50,067,930)	(41,564,436)

Net increase (decrease) in net assets resulting from operations	(29,052,736)	21,505,853

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(33,228,366)	(39,220,893)
Class 2	(13,693,486)	(11,269,863)
Class 4	(6,782,412)	(7,512,342)
Net realized gains:
Class 1	(8,524,986)	(12,517,628)
Class 2	(3,636,551)	(3,732,579)
Class 4	(1,855,841)	(2,588,163)

Total distributions to shareholders	(67,721,642)	(76,841,468)

Capital share transactions: (Note 2)
Class 1	(74,671,750)	(94,647,397)
Class 2	21,200,703	43,236,033
Class 4	(8,346,246)	(13,615,799)

Total capital share transactions	(61,817,293)	(65,027,163)

Net increase (decrease) in net assets	(158,591,671)	(120,362,778)
Net assets:
Beginning of year	895,407,341	1,015,770,119

End of year	$736,815,670	$895,407,341

Undistributed net investment income included in net assets:
End of year	$22,545,872	$39,238,788

FSI-36	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 73.31% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and TBA Basis

The Fund purchases securities on a when-issued and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

See Note 8 regarding other derivative information.

e. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware

Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2015, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	342,063	$3,944,392	702,662	$8,745,867
Shares issued in reinvestment of distributions	3,778,584	41,753,352	4,268,855	51,738,520
Shares redeemed	(10,556,150)	(120,369,494)	(12,467,167)	(155,131,784)

Net increase (decrease)	(6,435,503)	$(74,671,750)	(7,495,650)	$(94,647,397)

Class 2 Shares:
Shares sold	4,486,606	$49,551,393	6,058,039	$72,800,016
Shares issued in reinvestment of distributions	1,618,117	17,330,037	1,273,552	15,002,442
Shares redeemed	(4,183,880)	(45,680,727)	(3,696,063)	(44,566,425)

Net increase (decrease)	1,920,843	$21,200,703	3,635,528	$43,236,033

Class 4 Shares:
Shares sold	512,101	$6,000,051	732,854	$9,004,820
Shares issued In reinvestment of distributions	788,162	8,638,253	839,610	10,100,506
Shares redeemed	(2,071,680)	(22,984,550)	(2,683,922)	(32,721,125)

Net increase (decrease)	(771,417)	$(8,346,246)	(1,111,458)	$(13,615,799)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	96,065,603	183,638,197		(216,407,669)	63,296,131	$63,296,131	$—	$—	0.32%
Franklin Lower Tier Floating Rate Fund	—	3,135,765	[a]	—	3,135,765	29,507,549	269,395	—	7.18%
Franklin Middle Tier Floating Rate Fund	—	2,704,835	[b]	—	2,704,835	25,912,320	128,116	—	7.51%

Total						$118,716,000	$397,511	$—

aThe Fund purchased shares of the affiliate through a taxable in-kind transfer of securities. The securities transferred had a market value of $30,730,098 and a cost basis of $34,840,696 on the date of the transfer.

bThe Fund purchased shares of the affiliate through a taxable in-kind transfer of securities. The securities transferred had a market value of $26,672,554 and a cost basis of $28,430,526 on the date of the transfer.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $0 and $1,086,051, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2015, the Fund had long-term capital loss carryforwards of $16,552,969.

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$55,458,219	$59,337,862
Long term capital gain	12,263,423	19,503,245

	$67,721,642	$78,841,107

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$803,811,290

Unrealized appreciation	$18,369,856
Unrealized depreciation	(83,789,061)

Net unrealized appreciation (depreciation)	$(65,419,205)

Distributable earnings - undistributed ordinary income	$24,756,636

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $653,515,415 and $700,510,771, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2015, the Fund had 54.45% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2015, the aggregate value of these securities was $3,264,552, representing 0.44% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$1,541,198	Unrealized depreciation on OTC forward exchange contracts	$997,358
Credit contracts	OTC swap contracts (premiums paid)	—	OTC swap contracts (premiums received)	22,018
	Unrealized appreciation on OTC swap contracts	42,608	Unrealized depreciation on OTC swap contracts	—

Totals		$1,583,806		$1,019,376

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$16,095,049	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(10,301,848)[a]
Credit contracts	Swap contracts	165,572		Swap contracts	(133,009)

Totals		$16,260,621			$(10,434,857)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

8. Other Derivative Information (continued)

At December 31, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$1,541,198	$997,358
Swap Contracts	42,608	22,018

Total	$1,583,806	$1,019,376

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2015, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$263,097	$(85,004)	$—	$(178,093)	$—
CITI	74,126	(51,526)	(22,600)	—	—
DBAB	571,258	(475,443)	—	(95,815)	—
GSCO	64,010	(32,578)	—	—	31,432
HSBC	27,069	(27,069)	—	—	—
JPHQ	584,246	(253,768)	(184,234)	—	146,244
MSCO	—	—	—	—	—

Total	$1,583,806	$(925,388)	$(206,834)	$(273,908)	$177,676

aAt December 31, 2015, the Fund received U.S. Government Agency Securities and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2015, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$85,004	$(85,004)	$—	$—	$—
CITI	51,526	(51,526)	—	—	—
DBAB	475,443	(475,443)	—	—	—
GSCO	32,578	(32,578)	—	—	—
HSBC	114,240	(27,069)	—	—	87,171
JPHQ	253,768	(253,768)	—	—	—
MSCO	6,817	—	—	—	6,817

Total	$1,019,376	$(925,388)	$—	$—	$93,988

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.88% of average month end net assets. The average month end number of open derivative contracts for the year was 98.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-49

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

Annual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

10. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$7,082,896	$—	$7,082,896
Transportation	—	323,156	—	323,156
All Other Equity Investments[b]	67,506,869	—	—	67,506,869
Corporate Bonds	—	289,495,211	190,928	289,686,139
Senior Floating Rate Interests	—	79,479,013	—	79,479,013
Foreign Government and Agency Securities	—	106,076,084	—	106,076,084
U.S. Government and Agency Securities	—	29,001,209	—	29,001,209
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	56,262,287	—	56,262,287
Mortgage-Backed Securities	—	16,846,306	—	16,846,306
Municipal Bonds	—	18,573,548	—	18,573,548
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	$63,296,131	$4,258,447	$—	$67,554,578

Total Investments in Securities	$130,803,000	$607,398,157	$190,928	$738,392,085

Other Financial Instruments
Forward Exchange Contracts	$—	$1,541,198	$—	$1,541,198
Swap Contracts	—	42,608	—	42,608

Total Other Financial Instruments	$—	$1,583,806	$—	$1,583,806

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$997,358	$—	$997,358

aIncludes common and convertible preferred stocks and management investment companies.

bFor detailed categories, see accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSI-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	CDO	Collateralized Debt Obligation

CITI	Citigroup, Inc.	EUR	Euro	CLO	Collateralized Loan Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	ETF	Exchange Traded Fund

GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	FICO	Financing Corp.

HSBC	HSBC Bank USA, N.A.	KRW	South Korean Won	FRN	Floating Rate Note

JPHQ	JP Morgan Chase & Co.	LKR	Sri Lankan Rupee	GO	General Obligation

MSCO	Morgan Stanley	MXN	Mexican Peso	HDC	Housing Development Corp.

		MYR	Malaysian Ringgit	PIK	Payment-In-Kind

		PHP	Philippine Peso	SF	Single Family

		PLN	Polish Zloty

		UYU	Uruguayan Peso

Annual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Strategic Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

FSI-50	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Strategic Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $12,263,425 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Annual Report	FSI-51

Franklin U.S. Government Securities VIP Fund

This annual report for Franklin U.S. Government Securities VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	+0.47%	+1.80%	+3.54%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Barclays U.S. Government Index: Intermediate Component, produced a +1.18% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +0.07% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as new and existing home sales increased and home

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

The 10-year Treasury yield, which moves inversely to price, fluctuated throughout the period. It began the period at 2.17%, declined to a period low of 1.68% in late January 2015 and ended the period at 2.27%. For much of the year, the yield movements appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates and events in China. However, near period-end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FUS-2	Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

The overall mortgage market provided mixed results during the period as Treasuries outperformed mortgage-backed securities (MBS) and commercial MBS (CMBS). In contrast, asset-backed securities and U.S. agency securities outpaced Treasuries. During the period, mortgage rates increased slightly and the Fed raised its target rate. The Fed has been a large buyer of MBS, and if the Fed ends its reinvestment of mortgage repayments, the market questions how that would affect demand for agency MBS.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

Within the agency mortgage pass-through sector, Ginnie Mae (GNMA) MBS outpaced their Fannie Mae MBS and Freddie Mac MBS counterparts.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 3.5% coupons while reducing the allocations to 4.5% coupons. At year-end, our heaviest allocations were in 3.5% and 4.0% coupons. Based on excess returns over Treasuries, lower-coupon GNMAs were among the best performers, while higher-coupon 5.0% and 5.5% GNMA securities generally underperformed.

The Fund’s selection within fixed-rate MBS was a major contributor during the period, while our shorter duration positioning detracted from results as interest rate movements had a negative impact.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$1,004.00	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FUS-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.00	$12.91		$13.57	$13.67	$13.34

Income from investment operations[a]:

Net investment income[b]	0.21	0.24		0.24	0.32	0.42

Net realized and unrealized gains (losses)	(0.12)	0.22		(0.51)	(0.03)	0.36

Total from investment operations	0.09	0.46		(0.27)	0.29	0.78

Less distributions from net investment income	(0.35)	(0.37)		(0.39)	(0.39)	(0.45)

Net asset value, end of year	$12.74	$13.00		$12.91	$13.57	$13.67

Total return[c]	0.71%	3.64%		(1.99)%	2.12%	5.96%

Ratios to average net assets

Expenses	0.50% [d]	0.49%	[d]	0.49% [d]	0.50%	0.51%

Net investment income	1.64%	1.84%		1.84%	2.36%	3.11%

Supplemental data

Net assets, end of year (000’s)	$79,620	$90,656		$99,947	$126,536	$136,628

Portfolio turnover rate	61.91%	42.88%		69.47%	45.89%	37.89%

Portfolio turnover rate excluding mortgage dollar rolls[e]	61.91%	42.88%		67.80%	45.89%	37.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.73	$12.65		$13.31	$13.42	$13.11

Income from investment operations[a]:

Net investment income[b]	0.18	0.20		0.21	0.28	0.38

Net realized and unrealized gains (losses)	(0.12)	0.22		(0.50)	(0.03)	0.35

Total from investment operations	0.06	0.42		(0.29)	0.25	0.73

Less distributions from net investment income	(0.32)	(0.34)		(0.37)	(0.36)	(0.42)

Net asset value, end of year	$12.47	$12.73		$12.65	$13.31	$13.42

Total return[c]	0.47%	3.38%		(2.24)%	1.89%	5.68%

Ratios to average net assets

Expenses	0.75% [d]	0.74%	[d]	0.74% [d]	0.75%	0.76%

Net investment income	1.39%	1.59%		1.59%	2.11%	2.86%

Supplemental data

Net assets, end of year (000’s)	$1,311,974	$1,369,037		$1,267,994	$1,206,089	$894,699

Portfolio turnover rate	61.91%	42.88%		69.47%	45.89%	37.89%

Portfolio turnover rate excluding mortgage dollar rolls[e]	61.91%	42.88%		67.80%	45.89%	37.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(c) regarding mortgage dollar rolls.

FUS-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Franklin U.S. Government Securities VIP Fund
		Principal Amount*	Value
	Foreign Government and Agency Securities 0.3%
a	International Bank for Reconstruction and Development,
	2, zero cpn., 2/15/16 (Supranational)	1,868,000	$1,867,696
	Principal Strip, 7/15/17 (Supranational)	1,761,000	1,709,420

	Total Foreign Government and Agency Securities (Cost $3,595,943)		3,577,116

	Mortgage-Backed Securities 77.4%
b	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 5.5%
	FHLMC, 1.607% - 2.275%, 12/01/16 - 6/01/42	3,302,879	3,458,475
	FHLMC, 2.302% - 2.38%, 12/01/22 - 7/01/41	12,110,755	12,820,760
	FHLMC, 2.381% - 2.455%, 2/01/19 - 4/01/38	10,175,884	10,763,080
	FHLMC, 2.455% - 2.471%, 6/01/22 - 10/01/38	6,688,973	7,096,151
	FHLMC, 2.471% - 2.492%, 9/01/23 - 3/01/38	11,448,040	12,144,435
	FHLMC, 2.495% - 2.508%, 10/01/23 - 7/01/40	4,028,421	4,262,711
	FHLMC, 2.511% - 2.524%, 12/01/18 - 4/01/40	12,711,864	13,499,764
	FHLMC, 2.524% - 6.14%, 10/01/22 - 8/01/41	12,338,802	13,051,654

			77,097,030

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.6%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	2,115,701	2,253,701
	FHLMC Gold 30 Year, 3.00%, 5/01/43	609,877	610,225
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	6,454,281	6,747,276
	FHLMC Gold 30 Year, 3.50%, 9/01/45	9,879,074	10,177,607
	FHLMC Gold 30 Year, 4.00%, 901/40 - 12/01/41	10,906,124	11,557,233
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	4,645,130	5,013,272
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	6,676,888	7,331,330
	FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	2,234,285	2,487,432
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	1,485,667	1,685,870
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	679,173	774,064
	FHLMC Gold 30 Year, 7.00%, 4/01/24 - 6/01/32	273,381	305,832
	FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	5,093	5,360
	FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	5,633	6,402
	FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	460,339	554,093
	FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	1,440	1,443
	FHLMC PC 30 Year, 8.50%, 9/01/20	270	274

			49,511,414

b	Federal National Mortgage Association (FNMA) Adjustable Rate 7.2%
	FNMA, 1.456% - 2.183%, 12/01/16 - 10/01/44	11,778,440	12,359,663
	FNMA, 2.199% - 2.38%, 11/01/17 - 7/01/38	7,511,778	7,881,336
	FNMA, 2.38% - 2.39%, 8/01/29 - 12/01/38	10,846,467	11,542,552
	FNMA, 2.391%, 8/01/36	10,365,155	10,935,354
	FNMA, 2.391% - 2.441%, 1/01/19 - 8/01/39	11,933,475	12,634,900
	FNMA, 2.443% - 2.627%, 9/01/18 - 3/01/47	11,561,803	12,134,913
	FNMA, 2.629%, 9/01/37	29,102,910	30,888,371
	FNMA, 2.63% - 6.084%, 8/01/18 - 4/01/41	2,025,672	2,101,552

			100,478,641

	Federal National Mortgage Association (FNMA) Fixed Rate 8.6%
	FNMA 15 Year, 2.64%, 7/01/25	2,500,000	2,441,763
	FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,449,385
	FNMA 15 Year, 2.99%, 11/01/24	3,000,000	3,023,419
	FNMA 15 Year, 3.14%, 10/01/25	4,000,000	4,040,333

Annual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 15 Year, 3.28%, 7/01/27	4,000,000	$4,106,361
FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,145,615
FNMA 15 Year, 5.50%, 6/01/16 - 1/01/25	2,311,689	2,517,522
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	56,929	57,962
FNMA 30 Year, 3.00%, 12/01/42	286,291	286,527
FNMA 30 Year, 3.50%, 7/01/45	48,213,436	49,779,209
FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	12,550,088	13,305,868
FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	12,494,286	13,524,251
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	8,675,949	9,565,115
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	2,976,326	3,336,626
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	3,984,720	4,510,640
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	707,858	809,629
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	26,404	27,526
FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	114,092	118,968
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	773	827
FNMA 30 Year, 9.00%, 10/01/26	98,505	113,085
FNMA GL 30 Year, 8.00%, 8/01/19	10,209	10,288
FNMA PL 30 Year, 5.50%, 4/01/34	1,576,286	1,741,449

		119,912,368

Government National Mortgage Association (GNMA) Fixed Rate 52.5%
GNMA I SF 30 Year, 3.00%, 7/15/42	676,099	689,603
GNMA I SF 30 Year, 4.50%, 1/15/39 - 11/15/39	10,696,613	11,614,864
GNMA I SF 30 Year, 4.50%, 2/15/40 - 6/15/40	9,878,720	10,700,681
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	7,960,880	8,650,867
GNMA I SF 30 Year, 5.00%, 6/15/30 - 8/15/39	12,074,084	13,409,326
GNMA I SF 30 Year, 5.00%, 8/15/39 - 1/15/40	12,302,732	13,707,286
GNMA I SF 30 Year, 5.00%, 2/15/40 - 5/15/40	12,423,357	13,858,872
GNMA I SF 30 Year, 5.00%, 5/15/40 - 9/15/40	3,002,348	3,336,203
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	9,190,840	10,343,601
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	5,019,010	5,727,268
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	2,480,794	2,851,053
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	668,421	711,038
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	704,359	815,081
GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	187,408	194,406
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	62,825	65,789
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	13,164	13,224
GNMA I SF 30 Year, 9.50%, 8/15/16 - 12/15/20	50,119	51,579
GNMA I SF 30 Year, 10.00%, 11/15/17 - 8/15/21	26,083	27,110
GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	4,231,221	4,294,921
GNMA II SF 30 Year, 3.00%, 9/20/45	14,885,484	15,106,883
GNMA II SF 30 Year, 3.50%, 12/20/40 - 7/20/42	3,946,315	4,126,081
GNMA II SF 30 Year, 3.50%, 8/20/42	12,188,873	12,744,601
GNMA II SF 30 Year, 3.50%, 9/20/42	34,600,698	36,178,262
GNMA II SF 30 Year, 3.50%, 10/20/42	10,551,106	11,032,168
GNMA II SF 30 Year, 3.50%, 11/20/42	20,723,624	21,668,495
GNMA II SF 30 Year, 3.50%, 12/20/42	15,392,954	16,094,787
GNMA II SF 30 Year, 3.50%, 1/20/43	25,883,928	27,064,093
GNMA II SF 30 Year, 3.50%, 3/20/43	9,720,498	10,162,211
GNMA II SF 30 Year, 3.50%, 4/20/43	12,303,703	12,861,854
GNMA II SF 30 Year, 3.50%, 5/20/43	21,858,343	22,848,260

FUS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA II SF 30 Year, 3.50%, 6/20/43 - 8/20/43	10,473,614	$10,947,789
	GNMA II SF 30 Year, 3.50%, 4/20/45	27,999,427	29,230,218
	GNMA II SF 30 Year, 3.50%, 5/20/45	10,549,481	11,013,212
	GNMA II SF 30 Year, 3.50%, 6/20/45	88,145,866	92,020,558
	GNMA II SF 30 Year, 3.50%, 8/20/45	24,528,917	25,607,153
	GNMA II SF 30 Year, 3.50%, 9/20/45	14,856,782	15,509,852
	GNMA II SF 30 Year, 4.00%, 11/20/39 - 12/20/40	9,051,266	9,680,160
	GNMA II SF 30 Year, 4.00%, 1/20/41 - 7/20/41	11,752,825	12,589,096
	GNMA II SF 30 Year, 4.00%, 9/20/41	1,657,182	1,773,075
	GNMA II SF 30 Year, 4.00%, 11/20/41	12,519,411	13,394,304
	GNMA II SF 30 Year, 4.00%, 12/20/41 - 2/20/44	5,140,295	5,504,730
	GNMA II SF 30 Year, 4.00%, 7/20/45	85,776,269	91,204,448
	GNMA II SF 30 Year, 4.00%, 10/20/45	15,192,174	16,160,145
	GNMA II SF 30 Year, 4.00%, 11/20/45	1,337,245	1,422,614
	GNMA II SF 30 Year, 4.50%, 10/20/39 - 4/20/41	9,590,948	10,450,258
	GNMA II SF 30 Year, 4.50%, 5/20/41 - 6/20/41	10,957,567	11,939,410
	GNMA II SF 30 Year, 4.50%, 7/20/41	6,688,592	7,287,922
	GNMA II SF 30 Year, 4.50%, 9/20/41 - 10/20/41	12,427,066	13,540,607
	GNMA II SF 30 Year, 4.50%, 3/20/42 - 2/20/44	11,155,095	12,088,737
	GNMA II SF 30 Year, 4.50%, 10/20/44	6,567,176	7,066,750
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 6/20/40	10,223,166	11,306,428
	GNMA II SF 30 Year, 5.00%, 8/20/41 - 10/20/42	6,923,656	7,661,603
	GNMA II SF 30 Year, 5.00%, 6/20/44	6,237,315	6,830,192
	GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	8,010,067	8,929,497
	GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	4,939,893	5,585,136
	GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	707,688	817,951
	GNMA II SF 30 Year, 7.00%, 5/20/32	12,225	14,558
	GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	135,961	153,796
	GNMA II SF 30 Year, 8.00%, 9/20/16 - 8/20/26	8,329	10,065
	GNMA II SF 30 Year, 9.50%, 4/20/25	2,462	2,474

			730,693,205

	Total Mortgage-Backed Securities (Cost $1,071,231,300)		1,077,692,658

	U.S. Government and Agency Securities 19.1%
	Federal Agricultural Mortgage Corp.,
	1.41%, 3/06/20	10,000,000	9,819,380
	2.66%, 4/12/22	7,000,000	7,180,040
	4.30%, 5/13/19	1,010,000	1,094,717
c	Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	13,000,000	13,666,250
	FHLB,
	2.625%, 9/12/25	20,000,000	19,820,360
	4.75%, 12/16/16	17,000,000	17,632,485
	5.25%, 6/05/17	9,000,000	9,543,519
	FICO,
	1P, Strip, 5/11/18	10,000,000	9,694,450
	12, Strip, 6/06/18	4,627,000	4,463,167
	13P, Strip, 12/27/18	2,500,000	2,384,693
	15, Strip, 3/07/16	15,000,000	14,995,725
	15P, Strip, 3/07/19	1,798,000	1,706,892
	16, Strip, 4/05/17	12,367,000	12,203,953

Annual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	U.S. Government and Agency Securities (continued)
	A-P, Strip, 2/08/18	1,000,000	$974,724
	B-P, Strip, 4/06/18	1,405,000	1,364,948
	D-P, Strip, 9/26/19	7,605,000	7,059,957
	E-P, Strip, 11/02/18	8,896,000	8,518,907
	Israel Government Agency for International Development Bond,
	5.50%, 9/18/23	12,000,000	14,404,188
	7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	4,732,086
	U.S. Government Guaranteed, Strip, 5/01/17	5,000,000	4,920,375
	New Valley Generation IV, secured bond, 4.687%, 1/15/22	2,616,461	2,805,199
	Overseas Private Investment Corp., A, zero cpn.,
	2/19/18	682,174	707,377
	11/15/20	2,575,000	2,978,340
	Private Export Funding Corp.,
	secured bond, 2.80%, 5/15/22	9,000,000	9,111,042
	secured note, LL, 2.25%, 3/15/20	1,700,000	1,713,806
	senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,524,927
	SBA,
	[b] FRN, 3.125%, 3/25/18	171,034	171,114
	PC, 1996-20L, 1, 6.70%, 12/01/16	36,811	37,506
	PC, 1997-20G, 1, 6.85%, 7/01/17	64,959	66,629
	PC, 1998-20I, 1, 6.00%, 9/01/18	248,001	259,875
	Tunisia Government Agency for International Development Bonds, 1.686%, 7/16/19	7,000,000	6,979,700
	TVA,
	1.875%, 8/15/22	6,000,000	5,860,344
	5.88%, 4/01/36	5,000,000	6,436,290
	Strip, 11/01/18	2,644,000	2,520,570
	Strip, 6/15/19	5,973,000	5,596,074
	Strip, 6/15/20	6,138,000	5,604,516
d	U.S. Treasury Bond, Index Linked, 2.00%, 1/15/26	13,181,630	14,636,882
	U.S. Treasury Note,
	0.875%, 11/30/16	2,500,000	2,501,872
	1.25%, 1/31/19	10,000,000	9,969,340
	1.75%, 10/31/18	3,000,000	3,039,600
	[d] Index Linked, 0.125%, 4/15/19	10,150,298	10,088,158
	Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000	5,005,645

	Total U.S. Government and Agency Securities (Cost $265,613,727)		265,795,662

	Total Investments before Short Term Investments (Cost $1,340,440,970)		1,347,065,396

FUS-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	Short Term Investments (Cost $40,369,864) 2.9%
	Repurchase Agreements 2.9%
e	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $40,371,115)	40,369,864	$40,369,864
	BNP Paribas Securities Corp. (Maturity Value $11,709,238) HSBC Securities (USA) Inc. (Maturity Value $24,590,046) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $4,071,831)

Collateralized by U.S. Government Agency Securities,
0.184% - 0.298%, 5/08/17 - 04/09/18; [f]U.S. Treasury Bill, 3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 - 11/15/20
(valued at $41,202,933)

	Total Investments (Cost $1,380,810,834) 99.7%		1,387,435,260
	Other Assets, less Liabilities 0.3%		4,159,326

	Net Assets 100.0%		$1,391,594,586

See Abbreviations on page FUS-20.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aA supranational organization is an entity formed by two or more central governments through international treaties.

bThe coupon rate shown represents the rate at period end.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the value of this security was $13,666,250, representing 0.98% of net assets.

dPrincipal amount of security is adjusted for inflation. See Note 1(e).

eSee Note 1(b) regarding joint repurchase agreement.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,340,440,970
Cost - Repurchase agreements	40,369,864

Total cost of investments	$1,380,810,834

Value - Unaffiliated issuers	$1,347,065,396
Value - Repurchase agreements	40,369,864

Total value of investments	1,387,435,260
Receivables:
Investment securities sold	1,295,815
Capital shares sold	430,029
Interest	4,370,849
Other assets	118

Total assets	1,393,532,071

Liabilities:
Payables:
Capital shares redeemed	666,832
Management fees	553,157
Distribution fees	549,526
Reports to shareholders	97,915
Accrued expenses and other liabilities	70,055

Total liabilities	1,937,485

Net assets, at value	$1,391,594,586

Net assets consist of:
Paid-in capital	$1,408,356,099
Undistributed net investment income	29,896,893
Net unrealized appreciation (depreciation)	6,624,426
Accumulated net realized gain (loss)	(53,282,832)

Net assets, at value	$1,391,594,586

Class 1:
Net assets, at value	$79,620,253

Shares outstanding	6,247,331

Net asset value and maximum offering price per share	$12.74

Class 2:
Net assets, at value	$1,311,974,333

Shares outstanding	105,193,201

Net asset value and maximum offering price per share	$12.47

FUS-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest	$43,390,508
Paydown gain (loss)	(12,790,662)

Total investment income	30,599,846

Expenses:
Management fees (Note 3a)	6,684,241
Distribution fees – Class2 (Note 3c)	3,361,400
Custodian fees (Note 4)	12,936
Reports to shareholders	218,574
Professional fees	56,040
Trustees’ fees and expenses	6,152
Other	112,367

Total expenses	10,451,710
Expense reductions (Note 4)	(53)

Net expenses	10,451,657

Net investment income	20,148,189

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(225,412)
Net change in unrealized appreciation (depreciation) on investments	(12,815,304)

Net realized and unrealized gain (loss)	(13,040,716)

Net increase (decrease) in net assets resulting from operations	$7,107,473

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$20,148,189	$22,886,524
Net realized gain (loss)	(225,412)	423,321
Net change in unrealized appreciation (depreciation)	(12,815,304)	24,473,688

Net increase (decrease) in net assets resulting from operations	7,107,473	47,783,533

Distributions to shareholders from:
Net investment income:
Class 1	(2,296,272)	(2,743,382)
Class 2	(33,598,882)	(35,038,168)

Total distributions to shareholders	(35,895,154)	(37,781,550)

Capital share transactions: (Note 2)
Class 1	(9,377,525)	(10,061,210)
Class 2	(29,933,456)	91,810,860

Total capital share transactions	(39,310,981)	81,749,650

Net increase (decrease) in net assets	(68,098,662)	91,751,633
Net assets:
Beginning of year	1,459,693,248	1,367,941,615

End of year	$1,391,594,586	$1,459,693,248

Undistributed net investment income included in net assets:
End of year	$29,896,893	$29,347,353

FUS-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 41.01% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the NAV per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization

Annual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Joint Repurchase Agreement (continued)

is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

FUS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	250,539	$3,217,512	242,868	$3,161,287
Shares issued in reinvestment of distributions	181,380	2,296,272	214,159	2,743,382
Shares redeemed	(1,156,708)	(14,891,309)	(1,229,027)	(15,965,879)

Net increase (decrease)	(724,789)	$(9,377,525)	(772,000)	$(10,061,210)

Class 2 Shares:
Shares sold	11,683,320	$147,121,730	13,830,012	$175,846,470
Shares issued in reinvestment of distributions	2,709,587	33,598,882	2,789,663	35,038,168
Shares redeemed	(16,725,979)	(210,654,068)	(9,358,233)	(119,073,778)

Net increase (decrease)	(2,333,072)	$(29,933,456)	7,261,442	$91,810,860

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$841,479
2017	401,851
2018	426,637

Capital loss carryforwards not subject to expiration:
Short term	22,577,474
Long term	28,868,019

Total capital loss carryforwards	$53,115,460

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

On December 31, 2015, the Fund had expired capital loss carryforwards of $ 2,329,071, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$35,895,154	$37,781,550

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,386,691,498

Unrealized appreciation	$16,306,988
Unrealized depreciation	(15,563,226)

Net unrealized appreciation (depreciation)	$743,762

Distributable earnings - undistributed ordinary income	$35,610,202

Differences between income and/or capital gains as determined on a book basis and tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $865,077,787 and $923,536,700, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

8. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

FHLB	Federal Home Loan Bank

FICO	Financing Corp.

FRN	Floating Rate Note

PC	Participation Certificate

SBA	Small Business Administration

SF	Single Family

TVA	Tennessee Valley Authority

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Report of Independent Registered Public Accounting Firm

Franklin U.S. Government Securities VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Securities VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

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Franklin VolSmart Allocation VIP Fund

(formerly, Franklin Managed Volatility Global Allocation VIP Fund)

This annual report for Franklin VolSmart Allocation VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	Since Inception (4/1/13)
Average Annual Total Return	-3.12%	+1.06%

*Prior to 5/1/15, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile. The Fund has an expense reduction contractually guaranteed through at least 4/30/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (4/1/13–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI), the Citigroup World Government Bond Index (WGBI), the Bloomberg Commodity Index, and its new benchmarks, the Standard & Poor’s® 500 Index (S&P 500®) and the Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Fund Goals and Main Investments

The Fund seeks total return (including income and capital gains) while seeking to manage volatility.

Fund Risks

All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the S&P 500, returned +1.38%, and the Barclays U.S. Aggregate Bond Index posted a +0.55% total return for the period under review.1 The Fund’s blended benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, returned +3.33% for the same period.2 Prior to May 1, 2015, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile.

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After starting 2015 with modest growth, the economy strengthened in the second quarter but moderated in the third and fourth quarters as exports slowed and state and local governments reduced their spending. Manufacturing activities expanded for most of the period but contracted toward period-end. Non-manufacturing activities, however, expanded throughout the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% from October through period-end, the lowest level in more than seven years.3 The housing market improved at period-end as existing and new home sales increased and home prices rose despite slightly higher mortgage rates. Retail sales grew modestly, led by automobile and auto component sales. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining its target interest rate at a range of 0%–0.25% for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.0% medium-term objective. The Fed indicated that its process of normalizing interest rates would be data dependent and would likely be gradual. Furthermore, the Fed raised its 2016 U.S. economic growth forecast and lowered its unemployment rate projection.

U.S. stock markets experienced sell-offs at times during the year, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy stance despite the rate increase, the eurozone economy improved and China implemented more stimulus measures to support its economy. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015. The energy and materials sectors were among the worst performers, while consumer discretionary, health care, consumer staples and information technology outperformed.

1. Source: Morningstar.

2. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Barclays U.S. Aggregate Bond Index and 10% Barclays 1-3 Month U.S. Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Bureau of Labor Statistics.

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The 10-year Treasury yield, which moves inversely to price, fluctuated throughout the period. It began the period at 2.17%, declined to a period low of 1.68% in late January 2015 and ended the period at 2.27%. For much of the year, the yield movements appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates and events in China. However, near period-end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various U.S. equity and fixed income investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative instruments (such as futures contracts on indexes) to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility. The Fund also employs a “tail risk protection strategy,” designed to protect the Fund from risks related to extreme short-term market downturns (tail risk). Thus, the Fund may utilize certain derivatives (such as total return swap agreements) to hedge the tail risk of the Fund. There is no guarantee that the Fund’s volatility management or tail risk protection strategies will be successful.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a total return swap agreement?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in return, that would have been earned or realized if a notional amount were invested in specific instruments.

4. Please see Index descriptions following the Fund Summaries.

Portfolio Breakdown*
12/31/15
% of Total Net Assets
Stocks	45.8%
Capital Goods	8.5%
Health Care Equipment & Services	5.9%
Materials	4.9%
Food, Beverage & Tobacco	3.4%
Energy	3.0%
Pharmaceuticals, Biotechnology & Life Sciences	2.7%
Retailing	2.7%
Food & Staples Retailing	2.5%
Software & Services	2.4%
Other	9.8%
Underlying Funds	50.0%
Franklin DynaTech Fund – Class R6	14.0%
Franklin Low Duration Total Return Fund – Class R6	13.6%
Franklin Strategic Income Fund – Class R6	11.5%
Franklin Income Fund – Class R6	10.9%
Hedge Strategy	0.6%
Short-Term Investments & Other Net Assets	3.6%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The breakdown may not match the Statement of Investments (SOI).

Manager’s Discussion

From January 1, 2015, through April 30, 2015, the Fund followed its original investment strategies, seeking to diversify the portfolio across global asset classes, regions and sectors while seeking to limit volatility of the Fund’s returns. For this period, the Fund’s benchmark was a combination of the MSCI ACWI, the Citigroup WGBI and the Bloomberg Commodity Index (combined index).4 Performance for these four months is discussed in the following five paragraphs.

Tactical Hedging

For the first four months of the year, volatility remained subdued, and our forward-looking risk estimates of expected volatility remained within our tolerance. Thus, we did not implement tactical hedging during this period.

Developed Low Volatility Equities

Our analysis shows that the Fund’s exposure to low volatility strategies reduced the Fund’s volatility as evidenced by relatively low daily changes in share price. The equities held as part of our low volatility strategies outperformed the broad equity markets,

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FRANKLIN VOLSMART ALLOCATION VIP FUND

and our outperformance of European markets offset our underperformance of the U.S. market. Please keep in mind that, although the Fund had a passive exposure to certain low-volatility stocks through the Fund’s allocation process, other stock investments were employed to gain country or sector exposure and were based on expectations of low volatility, not capital appreciation.

Emerging Equities

Relative to the combined index, we maintained an underweighting in emerging market equities, as we sought to limit what we viewed as a potential source of volatility. Although this decision detracted as emerging market stocks performed well, the decline was somewhat offset by gains from stock selection within these markets. Selections in China contributed, while selections in India and Egypt detracted. Overweightings in China and Thailand added to returns, as did underweightings in Brazil and Colombia. Conversely, an underweighted allocation in Russia, which was a particularly strong performer, detracted.

Fixed Income

Country selection detracted from results, led by overweighted positions in Europe as well as positions in several emerging debt markets, including Poland and Malaysia. However, the decision to hedge out a significant portion of the currency exposure in several of these issues, most notably to the euro, contributed as the U.S. dollar strengthened relative to these currencies. However, an underweighting to U.S. Treasuries, which performed well, limited gains.

Commodities

We maintained a small underweighting in commodities relative to the combined index primarily due to our outlook for slower global growth and expectations for a stronger U.S. dollar. This strategy contributed to results as commodity prices weakened over the period.

Because of its change in investment strategy, the Fund generally held different investments and had a different investment profile starting on May 1, 2015. The following discussion covers the performance for the remaining eight months of the year. On May 1, 2015, the Fund’s benchmark was revised to a combination of the S&P 500 and the Barclays U.S. Aggregate Bond Index because the investment manager believed the compositions of these indexes better reflected the Fund’s holdings. Nevertheless, the Fund’s broad investment strategies remained the same throughout the full 12-month period — to allocate its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns; and, in addition, to employ a volatility management strategy designed to further manage the expected volatility of the Fund’s returns.

Portfolio Strategy Holdings*
12/31/15
% of Total Net Assets
Franklin Rising Dividends Strategy	45.8%
Franklin DynaTech Fund	14.0%
Franklin Low Duration Total Return Fund	13.6%
Franklin Strategic Income Fund	11.5%
Franklin Income Fund	10.9%
Hedge Strategy	0.6%
Short-Term Investments & Other Net Assets	3.6%

*The breakdown may not match the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

Tactical Hedging

The Fund’s tactical hedging comprised two hedges during the remaining eight months of the year under review. We held a swap contract with Barclays Capital which systematically trades the Chicago Board Options Exchange’s CBOE Volatility Index® (VIX®). This VIX-linked hedge is designed for tail risk protection during periods of market downturn and was additive to performance in the review period. The Fund also used an independent volatility management hedge strategy (implemented using S&P futures). This strategy was engaged during the period as market volatility increased. Although the strategy weighed on returns, it helped constrain Fund volatility.

Equities

Relative to the combined index, we maintained a small overweighting in equities, although our positioning was largely defensive as we sought to limit potential volatility. The overweighting in stocks modestly hindered relative results. Stock returns and volatility were challenged in the third quarter by investor concerns surrounding the impact of China’s slowing economy on global growth. Within the Fund’s equity holdings, the rising dividend strategy and the equity component of the income strategy hurt relative results. In contrast, the technology strategy added value as the sector rallied substantially in October and November after a challenging third quarter. At period-end, stock market volatility was trending higher compared to mid-October and November levels, and the Fund remained positioned to potentially mitigate this impact.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Fixed Income

The Fund’s slight underweighting in fixed income modestly benefited returns, although security selection detracted from relative results. In particular, the strategic income and income strategies impaired relative performance. The low duration strategy, representing the largest strategy allocation in the Fund’s fixed income component, was more resilient in terms of relative performance, although it was detractive. We applied our low duration strategy seeking less interest rate sensitivity in what we view as a rising-rate environment. Overall, volatility in fixed income markets resurfaced in December, reversing some of the stabilizing trends that developed during October and November.

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15	Expenses Paid During Period** 7/1/15–12/31/15
Actual	$1,000	$ 953.80	$4.43	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58	$5.50

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.90%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.08%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Year Ended December 31,
	2015	2014	2013[a]
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.10	0.11	0.09

Net realized and unrealized gains (losses)	(0.42)	0.25	0.17

Total from investment operations	(0.32)	0.36	0.26

Less distributions from:

Net investment income and net foreign currency gains	(0.05)	(0.23)	(0.19)

Net realized gains	(0.15)	(—)[e]	—

Total distributions	(0.20)	(0.23)	(0.19)

Net asset value, end of year	$9.68	$10.20	$10.07

Total return[f]	(3.12)%	3.60%	2.56%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.77%	1.97%	2.97%

Expenses net of waiver and payments by affiliates[h]	0.93%	1.08% [i]	1.08% [i]

Net investment income[d]	1.30%	1.07%	1.21%

Supplemental data

Net assets, end of year (000’s)	$8,703	$10,201	$10,065

Portfolio turnover rate	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.18% for the year ended December 31, 2015.

iBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin VolSmart Allocation VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013[a]
Class 5
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.16	0.13	0.10

Net realized and unrealized gains (losses)	(0.47)	0.25	0.17

Total from investment operations	(0.31)	0.38	0.27

Less distributions from:

Net investment income and net foreign currency gains	(0.07)	(0.25)	(0.20)

Net realized gains	(0.15)	(—)[e]	—

Total distributions	(0.22)	(0.25)	(0.20)

Net asset value, end of year	$9.67	$10.20	$10.07

Total return[f]	(3.10)%	3.75%	2.68%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.66%	1.82%	2.82%

Expenses net of waiver and payments by affiliates[h]	0.82%	0.93% [i]	0.93% [i]

Net investment income[d]	1.41%	1.22%	1.36%

Supplemental data

Net assets, end of year (000’s)	$54,816	$10,201	$10,065

Portfolio turnover rate	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.18% for the year ended December 31, 2015.

iBenefit of expense reduction rounds to less than 0.01%.

FVA-8	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, December 31, 2015

Franklin VolSmart Allocation VIP Fund
	Shares	Value
Common Stocks 45.8%
Automobiles & Components 1.1%
Johnson Controls Inc.	18,000	$710,820

Capital Goods 8.5%
Carlisle Cos. Inc.	3,300	292,677
Donaldson Co. Inc.	7,000	200,620
Dover Corp.	10,900	668,279
General Dynamics Corp.	4,100	563,176
Honeywell International Inc.	9,400	973,558
Pentair PLC (United Kingdom)	14,000	693,420
Roper Technologies Inc.	4,700	892,013
United Technologies Corp.	7,000	672,490
W.W. Grainger Inc.	2,100	425,439

		5,381,672

Commercial & Professional Services 0.8%
Cintas Corp.	2,800	254,940
Matthews International Corp., A	4,300	229,835

		484,775

Consumer Durables & Apparel 1.1%
Leggett & Platt Inc.	2,500	105,050
NIKE Inc., B	9,200	575,000

		680,050

Consumer Services 1.1%
McDonald’s Corp.	4,200	496,188
Yum! Brands Inc.	2,800	204,540

		700,728

Diversified Financials 0.2%
State Street Corp.	1,900	126,084

Energy 3.0%
Chevron Corp.	3,300	296,868
EOG Resources Inc.	1,600	113,264
Exxon Mobil Corp.	4,630	360,909
Occidental Petroleum Corp.	6,700	452,987
Schlumberger Ltd.	10,100	704,475

		1,928,503

Food & Staples Retailing 2.5%
CVS Health Corp.	5,200	508,404
Wal-Mart Stores Inc.	8,600	527,180
Walgreens Boots Alliance Inc.	6,800	579,054

		1,614,638

Food, Beverage & Tobacco 3.4%
Archer-Daniels-Midland Co.	15,500	568,540
Bunge Ltd.	10,200	696,456
McCormick & Co. Inc.	3,000	256,680
PepsiCo Inc.	6,300	629,496

		2,151,172

Health Care Equipment & Services 5.9%
Abbott Laboratories	8,400	377,244

Annual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Becton, Dickinson and Co.	6,100	$939,949
DENTSPLY International Inc.	3,100	188,635
Medtronic PLC	12,600	969,192
Stryker Corp.	9,500	882,930
West Pharmaceutical Services Inc.	6,000	361,320

		3,719,270

Household & Personal Products 2.0%
Colgate-Palmolive Co.	8,200	546,284
The Procter & Gamble Co.	8,700	690,867

		1,237,151

Insurance 0.8%
Aflac Inc.	2,600	155,740
The Chubb Corp.	1,000	132,640
Erie Indemnity Co., A	2,300	219,972

		508,352

Materials 4.9%
Air Products and Chemicals Inc.	6,800	884,748
Albemarle Corp.	14,500	812,145
Bemis Co. Inc.	2,900	129,601
Ecolab Inc.	3,200	366,016
Nucor Corp.	2,700	108,810
Praxair Inc.	7,900	808,960

		3,110,280

Media 0.5%
John Wiley & Sons Inc., A	6,400	288,192

Pharmaceuticals, Biotechnology & Life Sciences 2.7%
AbbVie Inc.	6,000	355,440
Johnson & Johnson	8,600	883,392
Perrigo Co. PLC	1,100	159,170
Pfizer Inc.	5,900	190,452
Roche Holding AG, ADR (Switzerland)	4,200	144,774

		1,733,228

Retailing 2.7%
The Gap Inc.	9,900	244,530
Ross Stores Inc.	10,800	581,148
Target Corp.	8,500	617,185
Tiffany & Co.	3,200	244,128

		1,686,991

Semiconductors & Semiconductor Equipment 1.3%
Linear Technology Corp.	8,100	344,007
Texas Instruments Inc.	9,000	493,290

		837,297

Software & Services 2.4%
Accenture PLC, A	6,500	679,250
Microsoft Corp.	15,700	871,036

		1,550,286

FVA-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Technology Hardware & Equipment 0.3%
	QUALCOMM Inc.	4,400	$219,934

	Transportation 0.6%
	United Parcel Service Inc., B	4,200	404,166

	Total Common Stocks (Cost $29,505,629)		29,073,589

	Investments in Underlying Funds 50.0%
	Domestic Equity 14.0%
a,b	Franklin DynaTech Fund, Class R6	177,994	8,922,827

	Domestic Fixed Income 25.1%
b	Franklin Low Duration Total Return Fund, Class R6	881,451	8,620,590
b	Franklin Strategic Income Fund, Class R6	796,192	7,293,115

			15,913,705

	Domestic Hybrid 10.9%
b	Franklin Income Fund, Class R6	3,330,823	6,928,111

	Total Investments in Underlying Funds (Cost $32,292,992)		31,764,643

	Total Investments before Short Term Investments (Cost $61,798,621)		60,838,232

	Short Term Investments (Cost $1,582,659) 2.5%
	Money Market Funds 2.5%
a,b	Institutional Fiduciary Trust Money Market Portfolio	1,582,659	1,582,659

	Total Investments (Cost $63,381,280) 98.3%		62,420,891
	Other Assets, less Liabilities 1.7%		1,098,392

	Net Assets 100.0%		$63,519,283

aNon-income producing.

bSee Note 3(e) regarding investments in Underlying Funds.

Annual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Equity Contracts
E-mini S&P 500	Short	76	$7,734,520	3/08/16	$—	$(29,372)

At December 31, 2015, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts
Underlying Instrument	Financing Rate	Counterparty	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Dynamic VIX Backwardation (BEFSDVB1)	0.25%	BZWS	$12,120,000	5/12/16	$—	$(144,457)

See Abbreviations on page FVA-25.

FVA-12	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2015

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$29,505,629
Cost - Underlying Funds (Note 3e)	33,875,651

Total cost of investments	$63,381,280

Value - Unaffiliated issuers	$29,073,589
Value - Underlying Funds (Note 3e)	33,347,302

Total value of investments	62,420,891
Cash	105,977
Receivables:
Capital shares sold	698,899
Dividends	54,060
Affiliates	19,302
Due from brokers	349,600
Variation margin	105,874

Total assets	63,754,603

Liabilities:
Payables:
Capital shares redeemed	9,595
Distribution fees	17,970
Professional fees	54,212
Unrealized depreciation on OTC swap contracts	144,457
Accrued expenses and other liabilities	9,086

Total liabilities	235,320

Net assets, at value	$63,519,283

Net assets consist of:
Paid-in capital	$64,777,117
Undistributed net investment income	4,682
Net unrealized appreciation (depreciation)	(1,134,217)
Accumulated net realized gain (loss)	(128,299)

Net assets, at value	$63,519,283

Class 2:
Net assets, at value	$8,703,170

Shares outstanding	898,687

Net asset value and maximum offering price per share	$9.68

Class 5:
Net assets, at value	$54,816,113

Shares outstanding	5,667,365

Net asset value and maximum offering price per share	$9.67

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2015

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$355,822
Underlying Funds (Note 3e)	349,864
Interest	33,118

Total investment income	738,804

Expenses:
Management fees (Note 3a)	276,770
Distribution fees: (Note 3c)
Class 2	25,389
Class 5	32,617
Custodian fees (Note 4)	895
Reports to shareholders	15,345
Registration and filing fees	1,740
Professional fees	191,191
Other	14,744

Total expenses	558,691
Expenses waived/paid by affiliates (Note 3e and 3f)	(274,723)

Net expenses	283,968

Net investment income	454,836

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of Investments:
Unaffiliated issuers	1,156,376
Underlying Funds (Note 3e)	(277,348)
Foreign currency transactions	188,525
Futures contracts	(1,124,702)
Swap contracts	361,467
Realized gain distributions:
Underlying Funds (Note 3e)	215,194

Net realized gain (loss)	519,512

Net change in unrealized appreciation (depreciation) on:
Investments	(1,656,335)
Translation of other assets and liabilities denominated in foreign currencies	2,611
Futures contracts	(29,372)
Swap contracts	(144,457)

Net change in unrealized appreciation (depreciation)	(1,827,553)

Net realized and unrealized gain (loss)	(1,308,041)

Net increase (decrease) in net assets resulting from operations	$(853,205)

FVA-14	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$454,836	$236,957
Net realized gain (loss)	519,512	223,319
Net change in unrealized appreciation (depreciation)	(1,827,553)	293,294

Net increase (decrease) in net assets resulting from operations	(853,205)	753,570

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 2	(44,460)	(230,300)
Class 5	(238,720)	(245,900)
Net realized gains:
Class 2	(133,455)	(3,400)
Class 5	(815,447)	(3,400)

Total distributions to shareholders	(1,232,082)	(483,000)

Capital share transactions: (Note 2)
Class 2	(1,003,000)	—
Class 5	46,206,241	—

Total capital share transactions	45,203,241	—

Net increase (decrease) in net assets	43,117,954	270,570
Net assets:
Beginning of year	20,401,329	20,130,759

End of year	$63,519,283	$20,401,329

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$4,682	$(69,150)

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements

Franklin VolSmart Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests in Franklin Templeton mutual funds (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2015, 86.31% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

Effective May 1, 2015, Franklin Managed Volatility Global Allocation VIP Fund was renamed Franklin VolSmart Allocation VIP Fund and implemented changes to the investment strategies.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

FVA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Annual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position for such contracts of $144,457.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Investments in MVGAF Holdings Corp. (MVGAF Subsidiary)

The Fund invested in certain financial instruments through its investment in the MVGAF Subsidiary. The MVGAF Subsidiary, a Cayman Islands exempted company with limited liability, was a wholly-owned subsidiary of the Fund, and was able to invest in certain financial instruments consistent with the investment objective of the Fund. On April 24, 2015, the Fund liquidated its position in the MVGAF Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the MVGAF Subsidiary for activity prior to the liquidation. All intercompany transactions and balances have been eliminated.

FVA-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns).

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds and exchange traded funds. Since the Underlying Funds and exchange traded funds have varied expense levels and the Fund may own different proportions of the Underlying Funds and exchange traded funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares redeemed	(101,313)	$(1,003,000)	—	$—

Class 5 Shares:
Shares sold	5,758,678	$57,072,466	—	$—
Shares issued in reinvestment of distributions	105,163	1,023,367	—	—
Shares redeemed	(1,196,476)	(11,889,592)	—	—

Net increase (decrease)	4,667,365	$46,206,241	—	$—

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and trustees of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Alternative Strategies Advisors, LLC (FASA)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Effective May 1, 2015, the Fund’s investment manager is Advisers. Prior to May 1, 2015, FASA was the Fund’s investment manager.

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Prior to May 1, 2015, the Fund paid fees to FASA based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

Effective May 1, 2015, under a subadvisory agreement, Advisory Services and K2 Advisors, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to May 1, 2015, FTIML and TAML provided subadvisory services to the Fund.

b. Administrative Fees

Effective May 1, 2015, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to May 1, 2015, the fees were paid by FASA.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35%, and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31. Prior to May 1, 2015, the rate for Class 5 shares was 0.10%.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Underlying Funds

The Fund invests in the Underlying Funds which are managed by Advisers or an affiliate of Advisers. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the Underlying Funds, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Underlying Funds.

Investments in Underlying Funds for the year ended December 31, 2015 were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Year
Franklin DynaTech Fund, Class R6	—	226,685	(48,691)	177,994	$8,922,827	$—	$174,290 [a]	0.28%
Franklin Income Fund, Class R6	—	3,926,154	(595,331)	3,330,823	6,928,111	123,279	(153,795)	0.01%
Franklin Low Duration Total Return Fund, Class R6	—	977,411	(95,960)	881,451	8,620,590	90,774	(16,313)	0.35%
Franklin Strategic Income Fund, Class R6	—	894,931	(98,739)	796,192	7,293,115	135,811	(66,336)	0.09%
Institutional Fiduciary Trust Money Market Portfolio	74,160	76,981,059	(75,472,560)	1,582,659	1,582,659	—	—	0.01%

Total					$33,347,302	$349,864	$(62,154)

aIncludes realized gain distributions received.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses), for each class of the Fund do not exceed 0.65%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016. Prior to May 1, 2015, the Fund’s contractual cap, for each class of the Fund, was 0.83%.

Annual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

3. Transactions With Affiliates (continued)

g. Other Affiliated Transactions

At December 31, 2015, Advisers owned 13.69% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$283,180	$476,326
Long term capital gain	948,902	6,674

	$1,232,082	$483,000

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$63,662,671

Unrealized appreciation	$1,180,784
Unrealized depreciation	(2,422,564)

Net unrealized appreciation (depreciation)	$(1,241,780)

Undistributed ordinary income	$4,685
Undistributed long term capital gains	123,720

Distributable earnings	$128,405

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, swaps, investments in the MVGAF Subsidiary and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $68,602,761 and $27,154,199, respectively.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

7. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Variation margin	$—	Variation margin	$29,372	[a]

	Unrealized appreciation on OTC swap contracts	—	Unrealized depreciation on OTC swap contracts	144,457

Totals		$—		$173,829

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$181,984 [a]	Translation of other assets and liabilities denominated in foreign currencies	$(36,425)[a]

Equity contracts	Futures contracts	(1,124,702)	Futures contracts	(29,372)

	Swap contracts	361,467	Swap contracts	(144,457)

Totals		$(581,251)		$(210,254)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.60% of average month end net assets. The average month end number of open derivative contracts for the year was 6.

See Note 1(c) regarding derivative financial instruments.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Annual Report	FVA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$29,073,589	$—	$—	$29,073,589
Investments in Underlying Funds[a]	31,764,643	—	—	31,764,643
Short Term Investments	1,582,659	—	—	1,582,659

Total Investments in Securities	$62,420,891	$—	$—	$62,420,891

Liabilities:
Other Financial Instruments
Futures Contracts	$29,372	$—	$—	$29,372
Swap Contracts	—	144,457	—	144,457

Total Other Financial Instruments	$29,372	$144,457	$—	$173,829

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FVA-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

Abbreviations

Counterparty		Selected Portfolio

BZWS	Barclays Bank PLC	ADR	American Depositary Receipt

		VIX	Market Volatility Index

Annual Report	FVA-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin VolSmart Allocation VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Franklin VolSmart Allocation VIP Fund and its subsidiary (collectively, the “Fund”) (formerly known as The Franklin Managed Volatility Global Allocation Fund) at December 31, 2015, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

FVA-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin VolSmart Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $948,902 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 87.76% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Annual Report	FVA-27

Templeton Developing Markets VIP Fund

This annual report for Templeton Developing Markets VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-19.60%	-7.02%	+0.96%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index had a -14.60% total return, and the S&P/IFCI Composite Index had a -12.38% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. Although some emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015 than in 2014, as strength in services and consumption was offset by weakness in fixed-asset investment, imports and exports, and manufacturing. Domestic demand continued to account for a greater portion of China’s gross domestic product (GDP), as per-capita income rose, supported by the government’s market-friendly policies for sustainable growth. In the third quarter, Brazil’s and Russia’s quarterly GDPs continued to contract but at slower rates compared with the second quarter. Despite moderating growth in some emerging market countries, India, the Czech Republic and Mexico showed signs of improvement.

Many emerging market central banks, including those of Russia and India, lowered benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) cut its benchmark interest rate and reduced the bank’s cash reserve requirement several times. Toward period-end, the PBOC lowered short-term borrowing costs for smaller banks as part of its efforts to establish an interest rate corridor intended to help banks access funds in times of a liquidity crunch and to avoid heightened volatility in money market rates. In contrast, Brazil’s central bank raised its benchmark interest rate despite an economic downturn, in an effort to control inflation and support the country’s currency.

Events in China significantly affected stock performance in all regions during the year. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the PBOC’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. The PBOC’s effective devaluation of the yuan to support export growth led to investor anxiety about China’s economy and the possibility of a regional currency war, further pressuring emerging market stocks.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Investor concerns about moderating global economic growth, the future course of U.S. monetary policy, geopolitical tensions in certain regions and the depreciation of many currencies against the U.S. dollar also contributed to stock market volatility. Price declines of many commodities, particularly crude oil, negatively affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment.

However, accommodative monetary policies of many major central banks provided investors with some optimism. China’s additional monetary and fiscal stimulus measures to support economic growth aided emerging market stocks in October, but weak commodity prices and terrorist attacks in Beirut and Paris hindered stocks toward period-end. Markets recovered somewhat after the U.S. Federal Reserve increased its federal funds target rate in December, alleviating some uncertainty about the direction of U.S. monetary policy.

For the 12 months ended December 31, 2015, emerging market stocks, as measured by the MSCI EM Index, had a -14.60% total return, as weak emerging market currencies led all major regions to post negative returns in U.S. dollar terms.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the year under review, the Fund remained diversified among different emerging market countries. Consistent with our long-term investment strategy, we viewed market corrections in China and other emerging markets in the context of a long-term uptrend. We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered more attractive.

Key detractors from the Fund’s absolute performance during the 12-month reporting period included positions in Itau Unibanco Holding, MTN Group and MGM China Holdings.

Top 10 Countries
12/31/15
% of Total Net Assets
China	19.8%
India	10.8%
South Africa	9.2%
South Korea	8.9%
Taiwan	8.7%
Brazil	5.6%
U.K.	5.0%
Thailand	4.4%
Hong Kong	3.5%
Belgium	3.4%

Itau Unibanco, one of Brazil’s largest financial conglomerates, continued to produce solid operating performance despite the country’s difficult economic environment. However, investor concerns about the potential for deteriorating asset quality and higher loan-loss provisions weighed on share price performance. The Brazilian financial market as a whole came under pressure during the reporting period, further hurting Itau Unibanco’s shares. Falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Standard & Poor’s downgrade of the country’s long-term foreign currency sovereign credit rating to below investment grade in September heightened market anxiety.

MTN Group is Africa’s largest cellular network in subscriber terms. The South Africa-based company’s share price declined following an announcement that the Nigerian Communications Commission imposed a US$5.2 billion fine, which was subsequently reduced to US$3.4 billion. MTN allegedly failed to meet a deadline for disconnecting subscribers identified as unregistered. Disappointing first-half 2015 earnings results amid a weak regional economic backdrop and depreciation of regional currencies also hurt share price performance. Although third-quarter corporate results showed some improvement in the company’s operations in South Africa, issues in the Nigerian market continued to weigh on overall operations. The resignation of the company’s chief executive officer and concerns about potential challenges in the company’s cash repatriation from Nigeria further pressured investor sentiment.

MGM China Holdings is a Hong Kong-listed casino gaming and entertainment business based in Macau. Shares of casino gaming companies, including MGM China’s, fell during the reporting period due to investor concerns about declining

Annual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

numbers of high-spending customers, a result of China’s anti-corruption campaign. Reduced dividend distributions also hurt overall sentiment in the casino gaming sector. However, despite weak revenue trends, MGM China reported slightly better-than-expected second- and third-quarter earnings results as the company achieved greater operating efficiencies.

Amid a challenging market environment, several Fund holdings performed well. Key contributors to absolute performance during the reporting period included NetEase, Tencent Holdings and Anheuser-Busch InBev.

China’s Internet sector has been growing rapidly and could benefit further from the government’s “Internet Plus” strategy, which is designed to integrate the Internet with traditional businesses to support the country’s economic growth. NetEase is one of the largest companies in China’s online gaming market. It also has presence in online advertising, email and e-commerce. The company’s strong corporate results in 2015, driven by its mobile gaming operations, and plans to release new games in 2016 boosted the company’s share price to a record high in December.

Tencent is one of the world’s largest and most widely used Internet service portals. Founded in 1998 to provide instant messenger services, the company rapidly grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent reported solid earnings in 2015, supported by strong mobile gaming and advertising revenues.

Anheuser-Busch InBev is the world’s largest brewer by volume, with operations in 25 countries globally. The Belgium-listed company produces, markets, distributes and sells over 200 beer and other malt beverage brands, as well as produces and distributes soft drinks, notably in Latin America. In November, Anheuser-Busch InBev reached an agreement to acquire SABMiller, the second-largest global brewer, which would substantially extend the group’s global footprint. The transaction is expected to be completed in 2016’s second half and was positively received by the market, bolstering the company’s share price.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment

Top 10 Holdings
12/31/15
Company Sector/Industry, Country	% of Total Net Assets
Naspers Ltd., N Media, South Africa	5.4%
Unilever PLC Personal Products, U.K.	5.0%
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd. Semiconductors & Semiconductor Equipment, Taiwan	4.9%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.0%
Tencent Holdings Ltd. Internet Software & Services, China	3.7%
Anheuser-Busch InBev NV Beverages, Belgium	3.4%
Tata Consultancy Services Ltd. IT Services, India	3.0%
Baidu Inc., ADR Internet Software & Services, China	2.5%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.5%
Itau Unibanco Holding SA, ADR, pfd. Banks, Brazil	2.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The U.S. dollar appreciated against most foreign currencies during the period, and the portfolio benefited from underweighted positions in markets with especially weak currencies, such as Russia, Brazil and Colombia, as well as positions in relatively stable currency markets such as Saudi Arabia and Hong Kong.

In the past 12 months, we increased the Fund’s holdings in South Korea, Taiwan and Hong Kong as we sought to invest in opportunities we considered attractive. Additionally, we initiated investments in certain countries, notably Mexico and Cambodia, and made some purchases in Russia. In sector terms, we increased investments in information technology, consumer discretionary and health care.2 Key purchases included new positions in Baidu, China’s leading Internet search engine; Hon

2. The information technology sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI.

TD-4	Annual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

Hai Precision Industry, a leading Taiwanese electronics manufacturing services provider; and SK Hynix, one of the world’s largest DRAM (dynamic random access memory) makers.

Conversely, we reduced the Fund’s investments in Thailand, South Africa, India and China primarily through China H shares to focus on companies we considered to be more attractively valued within our investment universe and to raise funds for share redemptions.3 We also eliminated exposures to certain countries, notably Turkey. In sector terms, we reduced holdings largely in financials, energy, materials and industrials.4 Key sales included trimming the Fund’s positions in Siam Commercial Bank, a Thai bank; Remgro, a South African conglomerate with interests in finance, health care, food and industrials; and Tata Motors, an Indian automobile manufacturer.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

4. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals and construction materials in the SOI. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the SOI.

Annual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 821.20	$7.02
Hypothetical (5% return before expenses)	$1,000	$1,017.49	$7.78

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.53%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.27	$10.26		$10.58	$9.50	$11.40

Income from investment operations[a]:

Net investment income[b]	0.06	0.15	[c]	0.13	0.19	0.17

Net realized and unrealized gains (losses)	(1.63)	(0.97)		(0.22)	1.06	(1.94)

Total from investment operations	(1.57)	(0.82)		(0.09)	1.25	(1.77)

Less distributions from:

Net investment income	(0.20)	(0.17)		(0.23)	(0.17)	(0.13)

Net realized gains	(1.13)	—		—	—	—

Total distributions	(1.33)	(0.17)		(0.23)	(0.17)	(0.13)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of year	$6.37	$9.27		$10.26	$10.58	$9.50

Total return[e]	(19.42)%	(8.09)%		(0.73)%	13.40%	(15.67)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.33%	1.36%		1.35%	1.35%	1.40%

Expenses net of waiver and payments by affiliates	1.32%	1.36%	[f]	1.35%	1.35%	1.40%

Net investment income	0.74%	1.51%	[c]	1.25%	1.93%	1.57%

Supplemental data

Net assets, end of year (000’s)	$77,000	$114,487		$145,707	$203,568	$232,544

Portfolio turnover rate	71.69%	82.87%		44.59%	24.45%	14.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.20	$10.19		$10.50	$9.42	$11.30

Income from investment operations[a]:

Net investment income[b]	0.04	0.12	[c]	0.10	0.17	0.14

Net realized and unrealized gains (losses)	(1.61)	(0.96)		(0.21)	1.05	(1.92)

Total from investment operations	(1.57)	(0.84)		(0.11)	1.22	(1.78)

Less distributions from:

Net investment income	(0.18)	(0.15)		(0.20)	(0.14)	(0.10)

Net realized gains	(1.13)	—		—	—	—

Total distributions	(1.31)	(0.15)		(0.20)	(0.14)	(0.10)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of year	$6.32	$9.20		$10.19	$10.50	$9.42

Total return[e]	(19.60)%	(8.39)%		(0.92)%	13.16%	(15.86)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.58%	1.61%		1.60%	1.60%	1.65%

Expenses net of waiver and payments by affiliates	1.57%	1.61%	[f]	1.60%	1.60%	1.65%

Net investment income	0.49%	1.26%	[c]	1.00%	1.68%	1.32%

Supplemental data

Net assets, end of year (000’s)	$192,120	$250,813		$274,683	$291,638	$295,223

Portfolio turnover rate	71.69%	82.87%		44.59%	24.45%	14.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.22	$10.20		$10.50	$9.42	$11.30

Income from investment operations[a]:

Net investment income[b]	0.03	0.12	[c]	0.10	0.16	0.13

Net realized and unrealized gains (losses)	(1.62)	(0.97)		(0.21)	1.04	(1.91)

Total from investment operations	(1.59)	(0.85)		(0.11)	1.20	(1.78)

Less distributions from:

Net investment income	(0.16)	(0.13)		(0.19)	(0.12)	(0.10)

Net realized gains	(1.13)	—		—	—	—

Total distributions	(1.29)	(0.13)		(0.19)	(0.12)	(0.10)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of year	$6.34	$9.22		$10.20	$10.50	$9.42

Total return[e]	(19.70)%	(8.48)%		(1.07)%	13.06%	(15.88)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.68%	1.71%		1.70%	1.70%	1.75%

Expenses net of waiver and payments by affiliates	1.67%	1.71%	[f]	1.70%	1.70%	1.75%

Net investment income	0.39%	1.16%	[c]	0.90%	1.58%	1.22%

Supplemental data

Net assets, end of year (000’s)	$7,109	$11,106		$15,225	$23,341	$24,380

Portfolio turnover rate	71.69%	82.87%		44.59%	24.45%	14.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 82.3%
	Argentina 0.1%
a	Grupo Clarin SA, B, GDR, Reg S	Media	9,190	$165,420

	Belgium 3.4%
	Anheuser-Busch InBev NV	Beverages	76,142	9,461,938

	Brazil 1.0%
	BM&F BOVESPA SA	Diversified Financial Services	116,800	321,135
	CETIP SA Mercados Organizados	Capital Markets	36,000	340,840
	M Dias Branco SA	Food Products	82,100	1,378,421
	Mahle-Metal Leve SA Industria e Comercio	Auto Components	8,100	50,615
	Totvs SA	Software	74,900	586,787

				2,677,798

	Cambodia 1.1%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	4,824,000	3,049,954

	China 19.8%
b	Baidu Inc., ADR	Internet Software & Services	36,735	6,944,384
	Brilliance China Automotive Holdings Ltd.	Automobiles	8,901,300	11,186,708
	China Construction Bank Corp., H	Banks	6,167,300	4,225,513
	China Life Insurance Co. Ltd., H	Insurance	855,000	2,769,043
	China Mobile Ltd.	Wireless Telecommunication Services	550,500	6,215,202
	China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	5,924,000	3,569,619
	COSCO Pacific Ltd.	Transportation Infrastructure	517,500	570,241
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	878,666
c	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	243,400	222,224
	NetEase Inc., ADR	Internet Software & Services	12,903	2,338,540
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	3,407,600	2,237,980
	Poly Culture Group Corp. Ltd., H	Media	229,200	626,961
	Tencent Holdings Ltd.	Internet Software & Services	522,100	10,286,855
	Uni-President China Holdings Ltd.	Food Products	3,479,300	2,675,642

				54,747,578

	Hong Kong 3.5%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	454,133	2,761,128
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	2,612,800	3,270,151
	Sands China Ltd.	Hotels, Restaurants & Leisure	1,049,200	3,580,749

				9,612,028

	Hungary 0.4%
	Richter Gedeon Nyrt	Pharmaceuticals	59,790	1,132,248

	India 10.8%
	Biocon Ltd.	Biotechnology	545,046	4,265,266
	Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	84,890	3,985,848
	ICICI Bank Ltd.	Banks	1,027,140	4,054,633
	Infosys Ltd.	IT Services	183,099	3,057,066
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	297,100	1,084,847
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	206,000	3,156,905
	Tata Chemicals Ltd.	Chemicals	184,000	1,115,703
	Tata Consultancy Services Ltd.	IT Services	226,350	8,331,221
b	Tata Motors Ltd., A	Automobiles	166,000	725,489

				29,776,978

TD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Indonesia 2.9%
	Astra International Tbk PT	Automobiles	10,115,100	$4,401,857
	Bank Danamon Indonesia Tbk PT	Banks	5,707,000	1,324,562
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	2,285,953

				8,012,372

	Mexico 0.5%
	America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	82,000	1,152,920
	Nemak SAB de CV	Auto Components	169,100	228,704

				1,381,624

	Pakistan 1.1%
	Habib Bank Ltd.	Banks	1,550,000	2,956,605

	Philippines 0.3%
	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	9,073,300	877,843

	Russia 1.1%
a,b	Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	62,377	1,406,601
b	Yandex NV, A	Internet Software & Services	98,600	1,549,992

				2,956,593

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	24,700	290,742

	South Africa 9.2%
	Massmart Holdings Ltd.	Food & Staples Retailing	126,006	814,787
	MTN Group Ltd.	Wireless Telecommunication Services	400,483	3,441,353
	Naspers Ltd., N	Media	108,742	14,906,856
	Remgro Ltd.	Diversified Financial Services	390,843	6,197,170

				25,360,166

	South Korea 8.9%
	Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	2,831	61,311
	Daelim Industrial Co. Ltd.	Construction & Engineering	38,193	2,180,489
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	33,470	2,688,285
	Hankook Tire Co. Ltd.	Auto Components	21,600	864,691
	Hyundai Development Co.	Construction & Engineering	98,910	3,265,273
b	iMarketkorea Inc.	Trading Companies & Distributors	54,300	1,168,875
	Interpark Corp.	Internet & Catalog Retail	4,200	39,487
	KT Skylife Co. Ltd.	Media	176,060	2,591,519
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	6,448	6,912,627
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	185,090	4,842,567

				24,615,124

	Taiwan 8.7%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	164,000	1,375,137
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	2,455,000	6,026,370
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	14,000	965,488
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	973,800	2,130,077
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,143,000	13,654,423

				24,151,495

	Thailand 4.4%
	Kasikornbank PCL, fgn.	Banks	604,100	2,506,604

Annual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Thailand (continued)
	Kiatnakin Bank PCL, fgn.	Banks	1,009,800	$1,015,966
	Land and Houses PCL, fgn.	Real Estate Management & Development	4,997,000	1,310,620
	PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	584,500	928,743
	PTT PCL, fgn.	Oil, Gas & Consumable Fuels	113,200	766,606
	Siam Commercial Bank PCL, fgn.	Banks	306,400	1,016,231
	Thai Beverage PCL, fgn.	Beverages	9,695,900	4,718,366

				12,263,136

	United Kingdom 5.0%
	Unilever PLC	Personal Products	318,597	13,742,728

	Total Common Stocks (Cost $225,877,777)			227,232,370

d	Participatory Notes (Cost $968,712) 0.3%
	Saudi Arabia 0.3%
e	Deutsche Bank AG/London, Samba Financial Group, 144A, 9/27/16	Banks	143,055	890,174

	Preferred Stocks 4.6%
	Brazil 4.6%
	Banco Bradesco SA, ADR, pfd.	Banks	1,300,900	6,257,329
	Itau Unibanco Holding SA, ADR, pfd.	Banks	978,211	6,368,154

	Total Preferred Stocks (Cost $15,752,130)			12,625,483

	Total Investments before Short Term Investments (Cost $242,598,619)			240,748,027

	Short Term Investments (Cost $36,108,301) 13.0%
	Money Market Funds 13.0%
	United States 13.0%
b,f	Institutional Fiduciary Trust Money Market Portfolio		36,108,301	36,108,301

	Total Investments (Cost $278,706,920) 100.2%			276,856,328
	Other Assets, less Liabilities (0.2)%			(626,601)

	Net Assets 100.0%			$276,229,727

See Abbreviations on page TD-24.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $1,572,021, representing 0.57% of net assets.

bNon-income producing.

cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

dSee Note 1(c) regarding Participatory Notes.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

fSee Note 3(e) regarding investments in affiliated management investment companies.

TD-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$242,598,619
Cost - Non-controlled affiliates (Note 3e)	36,108,301

Total cost of investments	$278,706,920

Value - Unaffiliated issuers	$240,748,027
Value - Non-controlled affiliates (Note 3e)	36,108,301

Total value of investments	276,856,328
Foreign currency, at value (cost $219,189)	219,189
Receivables:
Investment securities sold	533,765
Capital shares sold	54,063
Dividends	573,602
Foreign tax	23,166
Other assets	30

Total assets	278,260,143

Liabilities:
Payables:
Investment securities purchased	1,250,665
Capital shares redeemed	87,497
Management fees	291,442
Distribution fees	86,905
Reports to shareholders	129,000
Deferred tax	119,852
Accrued expenses and other liabilities	65,055

Total liabilities	2,030,416

Net assets, at value	$276,229,727

Net assets consist of:
Paid-in capital	$328,588,846
Distributions in excess of net investment income	(3,021,032)
Net unrealized appreciation (depreciation)	(2,009,916)
Accumulated net realized gain (loss)	(47,328,171)

Net assets, at value	$276,229,727

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Templeton Developing Markets VIP Fund

Class 1:
Net assets, at value	$77,000,388

Shares outstanding	12,082,238

Net asset value and maximum offering price per share	$6.37

Class 2:
Net assets, at value	$192,119,846

Shares outstanding	30,394,847

Net asset value and maximum offering price per share	$6.32

Class 4:
Net assets, at value	$7,109,493

Shares outstanding	1,120,931

Net asset value and maximum offering price per share	$6.34

TD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Templeton Developing Markets VIP Fund
Investment income:
Dividends (net of foreign taxes of $757,277)	$6,893,056
Income from securities loaned	32

Total investment income	6,893,088

Expenses:
Management fees (Note 3a)	4,165,783
Distribution fees: (Note 3c)
Class 2	566,203
Class 4	32,286
Custodian fees (Note 4)	103,114
Reports to shareholders	107,348
Professional fees	66,358
Trustees’ fees and expenses	1,525
Other	20,143

Total expenses	5,062,760
Expenses waived/paid by affiliates (Note 3e)	(38,678)

Net expenses	5,024,082

Net investment income	1,869,006

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(39,632,078)
Foreign currency transactions	(606,798)

Net realized gain (loss)	(40,238,876)

Net change in unrealized appreciation (depreciation) on:
Investments	(29,089,383)
Translation of other assets and liabilities denominated in foreign currencies	(4,173)
Change in deferred taxes on unrealized appreciation	(90,450)

Net change in unrealized appreciation (depreciation)	(29,184,006)

Net realized and unrealized gain (loss)	(69,422,882)

Net increase (decrease) in net assets resulting from operations	$(67,553,876)

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,869,006	$5,767,995
Net realized gain (loss)	(40,238,876)	66,732,640
Net change in unrealized appreciation (depreciation)	(29,184,006)	(106,645,647)

Net increase (decrease) in net assets resulting from operations	(67,553,876)	(34,145,012)

Distributions to shareholders from:
Net investment income:
Class 1	(2,280,023)	(2,319,775)
Class 2	(4,605,588)	(4,358,800)
Class 4	(178,865)	(173,399)
Net realized gains:
Class 1	(12,555,712)	—
Class 2	(29,329,089)	—
Class 4	(1,242,906)	—

Total distributions to shareholders	(50,192,183)	(6,851,974)

Capital share transactions: (Note 2)
Class 1	(3,228,881)	(18,560,195)
Class 2	21,548,017	2,280,393
Class 3	—	(33,674,042)
Class 4	(748,959)	(2,909,339)

Total capital share transactions	17,570,177	(52,863,183)

Redemption fees	—	68

Net increase (decrease) in net assets	(100,175,882)	(93,860,101)
Net assets:
Beginning of year	376,405,609	470,265,710

End of year	$276,229,727	$376,405,609

Distributions in excess of net investment income included in net assets:
End of year	$(3,021,032)	$(531,967)

TD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close

Annual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify

TD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the year.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,121,738	$9,288,141	1,624,952	$16,226,245
Shares issued in reinvestment of distributions	1,921,727	14,835,735	229,681	2,319,775
Shares redeemed	(3,309,863)	(27,352,757)	(3,701,849)	(37,106,215)

Net increase (decrease)	(266,398)	$(3,228,881)	(1,847,216)	$(18,560,195)

Class 2 Shares:
Shares sold	4,635,193	$35,599,642	7,755,421	$76,467,757
Shares issued in reinvestment of distributions	4,430,114	33,934,677	434,143	4,358,800
Shares redeemed	(5,930,164)	(47,986,302)	(7,896,683)	(78,546,164)

Net increase (decrease)	3,135,143	$21,548,017	292,881	$2,280,393

Class 3 Shares[a]:
Shares sold			171,371	$1,697,483
Shares redeemed			(3,593,907)	(35,371,525)

Net increase (decrease)			(3,422,536)	$(33,674,042)

Class 4 Shares:
Shares sold	96,241	$723,497	89,395	$875,146
Shares issued in reinvestment of distributions	184,886	1,421,771	17,219	173,399
Shares redeemed	(364,639)	(2,894,227)	(395,412)	(3,957,884)

Net increase (decrease)	(83,512)	$(748,959)	(288,798)	$(2,909,339)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	29,018,398	147,819,607	(140,729,704)	36,108,301	$36,108,301	$—	$—	0.18%

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $15,932,431 and $4,791,642, respectively.

Annual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$22,864,241
Long term	18,453,194

Total capital loss carryforwards	$41,317,435

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$7,065,009	$6,851,974
Long term capital gain	43,127,174	—

	$50,192,183	$6,851,974

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$290,270,246

Unrealized appreciation	$26,814,133
Unrealized depreciation	(40,228,051)

Net unrealized appreciation (depreciation)	$(13,413,918)

Distributable earnings – undistributed ordinary income	$2,531,599

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $212,828,608 and $250,489,203, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$239,857,853	$—	$—	$239,857,853
Participatory Notes	—	890,174	—	890,174
Short Term Investments	36,108,301	—	—	36,108,301

Total Investments in Securities	$275,966,154	$890,174	$—	$276,856,328

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

TD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Developing Markets VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

Annual Report	TD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $43,127,174 as long term capital gain dividends for the fiscal year ended December 31, 2015.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2016 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TD-26	Annual Report

Templeton Foreign VIP Fund

This annual report for Templeton Foreign VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-6.49%	+1.55%	+2.98%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI EAFE Index, had a -0.39% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in the U.S. monetary policy.

During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the Fed increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projections.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TF-2	Annual Report

TEMPLETON FOREIGN VIP FUND

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. In China, the government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. In October, emerging market equities gained after China expanded its monetary and fiscal stimulus to support its economy. Emerging equity markets recovered some of their losses after the Fed increased its target interest rate in December. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the 12-month period, the Fund underperformed its benchmark, the MSCI EAFE Index. Although the health care and materials sectors detracted overall, an overweighting in health care and an underweighting in materials helped mitigate the negative effects.3 In addition, a lack of exposure to the utilities sector contributed to the Fund’s relative performance.

Several individual holdings also supported relative returns. Significant contributors included automobile producer Nissan Motor (Japan) and financial exchange operator Deutsche Boerse (Germany). Nissan Motor reported strong U.S. sales, which rose

Top 10 Holdings
12/31/15
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.7%
BNP Paribas SA Banks, France	2.4%
Credit Suisse Group AG Capital Markets, Switzerland	2.4%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	2.2%
Nissan Motor Co. Ltd. Automobiles, Japan	2.2%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.2%
Roche Holding AG Pharmaceuticals, Switzerland	2.1%
AXA SA Insurance, France	1.9%
Sanofi Pharmaceuticals, France	1.8%
Hana Financial Group Inc. Banks, South Korea	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

during the period due to declining oil prices, an improved U.S. labor market and a weaker yen that made its exports more competitive. The company also raised its full-year 2016 forecast. Nissan’s sales rose during the holiday season in most segments, supported by price discounts. Deutsche Boerse’s earnings increased partly due to high trading volumes. The company also partnered with two Chinese exchanges. Near period-end, net revenue increased due to high market volatility as well as positive developments in custody and administration of securities. Teva Pharmaceutical Industries (Israel), provider of pharmaceutical services, experienced an increased share price after the company reported healthy first-quarter profits resulting from lower costs and robust sales of one its new generic drugs. Teva raised its full-year 2015 earnings forecast as it benefited from the acquisition of Allergan’s generic drug business, which improved the company’s market position. Other individual contributors included AXA (France), Lonza Group (Switzerland), Infineon Technologies (Germany), SBM Offshore (Netherlands), Capcom4 (Japan) and CRH (Ireland).

2. Please see Index Descriptions following the Fund Summaries.

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.

4. Not held at period-end.

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TEMPLETON FOREIGN VIP FUND

In contrast, stock selection in financials hindered relative performance, notably South Korean bank Hana Financial Group.5 Hana shares were pressured after a court order suspended the merger between Hana’s banking entity with Korea Exchange Bank. However, they eventually merged later in the period. Hana’s third-quarter earnings fell due to costs surrounding the merger process. Other factors that weighed on the company’s stock price were South Korea’s slower economic growth, which was fueled by slower economic growth in China and a weaker Japanese yen, and the spread of a virus in South Korean hospitals.

Also hurting relative results was stock selection in consumer staples, particularly food and staples retailer Tesco (U.K.).6 Tesco shares gained in the first half of 2015, despite posting a huge loss, based on expectations that a new strategy would help improve the company’s market share and revenues. However, the firm reported a sharp before-tax profit decline for the first half of fiscal year 2016, along with falling revenues. The retailer also suffered a setback when it paid a significant amount to settle a U.S. lawsuit regarding an overstatement of commercial income.

An overweighting in the energy sector also held back relative returns, particularly Canadian oilfield services companies Trican Well Service4 (Canada) and Precision Drilling.7 During the period, energy stocks generally fell, as oil prices declined sharply due to larger inventories and strong global supply. Stock selection in telecommunication services, particularly in diversified telecommunication services, also weighed on relative performance.8 Positions in telecommunication services providers Telefonica (Spain) and off-benchmark China Telecom (China) hurt relative performance.

Other individual detractors included the Fund’s investments in mining company HudBay Minerals (Canada), steel manufacturer

POSCO (South Korea), electronics and computer peripherals manufacturer Samsung Electronics (South Korea) and solar photovoltaic company GCL-Poly Energy Holdings (Hong Kong).

From a geographic perspective, an overweighting in Israel and a single holding in off-benchmark Turkmenistan aided relative returns. In Europe, an underweighting in Spain and stock selection in Germany were beneficial. In contrast, an overweighting in China, exposure to off-benchmark South Korea and an underweighting in Japan led our Asian allocation to detract from relative returns. Further hurting performance was stock selection in Hong Kong. Our exposure to off-benchmark Canada, especially energy companies, also hurt relative performance. Stock selection in Europe, mainly investments in the U.K. and Italy, also detracted from results.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

6. The consumer staples sector comprises beverages and food and staples retailing in the SOI.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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TEMPLETON FOREIGN VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 894.90	$4.92
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.34	$17.56		$14.63	$12.78	$14.54

Income from investment operations[a]:

Net investment income[b]	0.31	0.53	[c]	0.34	0.38	0.42

Net realized and unrealized gains (losses)	(1.16)	(2.39)		3.00	1.91	(1.90)

Total from investment operations	(0.85)	(1.86)		3.34	2.29	(1.48)

Less distributions from:

Net investment income	(0.53)	(0.36)		(0.41)	(0.44)	(0.28)

Net realized gains	(0.50)	—		—	—	—

Total distributions	(1.03)	(0.36)		(0.41)	(0.44)	(0.28)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of year	$13.46	$15.34		$17.56	$14.63	$12.78

Total return[e]	(6.31)%	(10.89)%		23.27%	18.60%	(10.44)%

Ratios to average net assets

Expenses	0.78% [f]	0.77%	[f]	0.78%	0.79%	0.79% [g]

Net investment income	2.05%	3.11%	[c]	2.16%	2.84%	2.92%

Supplemental data

Net assets, end of year (000’s)	$214,172	$248,355		$298,468	$265,924	$254,292

Portfolio turnover rate	15.15%	25.71%		23.61%	12.53%	21.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TF-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.05	$17.24		$14.37	$12.56	$14.29

Income from investment operations[a]:

Net investment income[b]	0.27	0.48	[c]	0.30	0.34	0.37

Net realized and unrealized gains (losses)	(1.13)	(2.35)		2.94	1.87	(1.86)

Total from investment operations	(0.86)	(1.87)		3.24	2.21	(1.49)

Less distributions from:

Net investment income	(0.49)	(0.32)		(0.37)	(0.40)	(0.24)

Net realized gains	(0.50)	—		—	—	—

Total distributions	(0.99)	(0.32)		(0.37)	(0.40)	(0.24)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of year	$13.20	$15.05		$17.24	$14.37	$12.56

Total return[e]	(6.49)%	(11.13)%		22.97%	18.23%	(10.63)%

Ratios to average net assets

Expenses	1.03% [f]	1.02%	[f]	1.03%	1.04%	1.04% [g]

Net investment income	1.80%	2.86%	[c]	1.91%	2.59%	2.67%

Supplemental data

Net assets, end of year (000’s)	$1,456,854	$1,645,571		$1,873,586	$1,744,231	$1,679,412

Portfolio turnover rate	15.15%	25.71%		23.61%	12.53%	21.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2015	2014		2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.16	$17.37		$14.48	$12.66	$14.43

Income from investment operations[a]:

Net investment income[b]	0.25	0.46	[c]	0.28	0.33	0.36

Net realized and unrealized gains (losses)	(1.14)	(2.36)		2.97	1.89	(1.88)

Total from investment operations	(0.89)	(1.90)		3.25	2.22	(1.52)

Less distributions from:

Net investment income	(0.48)	(0.31)		(0.36)	(0.40)	(0.25)

Net realized gains	(0.50)	—		—	—	—

Total distributions	(0.98)	(0.31)		(0.36)	(0.40)	(0.25)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of year	$13.29	$15.16		$17.37	$14.48	$12.66

Total return[e]	(6.65)%	(11.22)%		22.86%	18.14%	(10.74)%

Ratios to average net assets

Expenses	1.13% [f]	1.12%	[f]	1.13%	1.14%	1.14% [g]

Net investment income	1.70%	2.76%	[c]	1.81%	2.49%	2.57%

Supplemental data

Net assets, end of year (000’s)	$472,189	$503,143		$513,098	$416,277	$353,346

Portfolio turnover rate	15.15%	25.71%		23.61%	12.53%	21.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TF-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Templeton Foreign VIP Fund
		Country	Shares/Rights	Value

	Common Stocks and Other Equity Interests 96.3%
	Aerospace & Defense 1.2%
	BAE Systems PLC	United Kingdom	3,520,780	$25,926,509

	Airlines 0.9%
a	Deutsche Lufthansa AG	Germany	1,235,150	19,541,594

	Auto Components 2.6%
	Cie Generale des Etablissements Michelin, B	France	308,070	29,414,947
	Hyundai Mobis Co. Ltd.	South Korea	121,198	25,419,087

				54,834,034

	Automobiles 4.0%
	Hero Motocorp Ltd.	India	199,386	8,113,491
	Hyundai Motor Co.	South Korea	102,386	12,979,991
	Nissan Motor Co. Ltd.	Japan	4,424,800	47,102,888
	Toyota Motor Corp., ADR	Japan	136,317	16,772,444

				84,968,814

	Banks 13.3%
	Bangkok Bank PCL, fgn.	Thailand	3,061,900	13,129,713
	Barclays PLC	United Kingdom	5,594,600	18,050,845
	BNP Paribas SA	France	918,660	52,120,025
	DBS Group Holdings Ltd.	Singapore	510,520	6,009,295
	Hana Financial Group Inc.	South Korea	1,860,993	37,368,383
	HSBC Holdings PLC	United Kingdom	4,106,000	32,741,405
	ING Groep NV, IDR	Netherlands	928,374	12,555,156
	KB Financial Group Inc., ADR	South Korea	1,216,406	33,901,235
	Societe Generale SA	France	400,690	18,528,571
	Standard Chartered PLC	United Kingdom	2,032,611	16,888,265
	UniCredit SpA	Italy	5,453,081	30,416,706
	United Overseas Bank Ltd.	Singapore	1,007,200	13,929,891

				285,639,490

	Beverages 0.8%
	Suntory Beverage & Food Ltd.	Japan	386,100	17,089,330

	Building Products 1.1%
	Compagnie de Saint-Gobain	France	539,170	23,339,085

	Capital Markets 2.9%
	Credit Suisse Group AG	Switzerland	2,331,942	50,478,864
	GAM Holding Ltd.	Switzerland	654,050	10,900,834

				61,379,698

	Chemicals 0.5%
	Johnson Matthey PLC	United Kingdom	268,900	10,530,890

	Construction & Engineering 1.4%
	Carillion PLC	United Kingdom	3,835,100	17,122,166
	Sinopec Engineering Group Co. Ltd.	China	15,387,500	13,143,649

				30,265,815

	Construction Materials 1.1%
	CRH PLC	Ireland	829,830	24,067,455

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares/Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 1.1%
	BM&F BOVESPA SA	Brazil	2,239,000	$6,156,006
	Deutsche Boerse AG	Germany	208,640	18,445,839

				24,601,845

	Diversified Telecommunication Services 3.1%
	China Telecom Corp. Ltd., H	China	53,618,357	25,182,844
	Telefonica SA, ADR	Spain	2,390,332	26,437,072
	Telenor ASA	Norway	948,934	15,914,653

				67,534,569

	Electrical Equipment 1.0%
	ABB Ltd.	Switzerland	1,152,880	20,664,396

	Electronic Equipment, Instruments & Components 0.9%
	Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	18,573,132

	Energy Equipment & Services 6.4%
	Ensign Energy Services Inc.	Canada	2,009,500	10,720,820
	Petrofac Ltd.	United Kingdom	2,312,160	27,127,744
	Precision Drilling Corp.	Canada	4,296,000	16,987,725
a	SBM Offshore NV	Netherlands	2,879,260	36,467,771
a	Subsea 7 SA	United Kingdom	2,173,050	15,494,402
	Technip SA	France	618,280	30,715,930

				137,514,392

	Food & Staples Retailing 2.4%
	Metro AG	Germany	500,660	16,075,967
a	Tesco PLC	United Kingdom	16,164,250	35,618,816

				51,694,783

	Health Care Equipment & Supplies 0.9%
	Getinge AB, B	Sweden	737,270	19,426,887

	Health Care Providers & Services 1.6%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,579,500	14,245,403
	Sinopharm Group Co.	China	5,173,200	20,759,149

				35,004,552

	Household Durables 0.2%
	Haier Electronics Group Co. Ltd.	China	1,668,300	3,383,893

	Industrial Conglomerates 1.1%
	Siemens AG	Germany	238,364	23,271,990

	Insurance 8.3%
	ACE Ltd.	United States	233,899	27,331,098
	Aegon NV	Netherlands	4,546,720	25,830,314
	Aviva PLC	United Kingdom	3,272,090	24,886,147
	AXA SA	France	1,495,318	40,980,815
	China Life Insurance Co. Ltd., H	China	5,057,000	16,377,838
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	69,590	13,950,529
	NN Group NV	Netherlands	463,600	16,391,708
	Swiss Re AG	Switzerland	133,120	13,039,649

				178,788,098

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares/Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Life Sciences Tools & Services 2.3%
	Lonza Group AG	Switzerland	82,710	$13,463,075
a	MorphoSys AG	Germany	195,900	12,267,711
a	QIAGEN NV	Netherlands	829,071	22,618,025

				48,348,811

	Metals & Mining 3.7%
	Barrick Gold Corp.	Canada	1,328,790	9,806,470
	Glencore PLC	Switzerland	10,884,600	14,516,028
	HudBay Minerals Inc.	Canada	2,956,000	11,347,039
	POSCO	South Korea	139,987	19,831,224
	Silver Wheaton Corp.	Canada	1,858,400	23,107,410

				78,608,171

	Multiline Retail 1.5%
	Marks & Spencer Group PLC	United Kingdom	4,863,720	32,432,012

	Oil, Gas & Consumable Fuels 6.9%
	BP PLC	United Kingdom	5,586,215	29,147,656
	Eni SpA	Italy	1,349,435	20,228,368
	Kunlun Energy Co. Ltd.	China	9,276,000	8,258,472
	LUKOIL PJSC, ADR	Russia	160,535	5,169,227
	Royal Dutch Shell PLC, A	United Kingdom	16,803	377,941
	Royal Dutch Shell PLC, B	United Kingdom	1,118,873	25,446,582
	Suncor Energy Inc.	Canada	922,000	23,808,169
	Total SA, B	France	781,006	35,007,895

				147,444,310

	Pharmaceuticals 12.4%
	Bayer AG	Germany	216,810	27,272,042
	GlaxoSmithKline PLC	United Kingdom	2,297,355	46,492,337
	Merck KGaA	Germany	238,710	23,225,388
	Novartis AG	Switzerland	252,140	21,842,068
	Roche Holding AG	Switzerland	163,370	45,065,337
	Sanofi	France	455,845	38,919,704
	Teva Pharmaceutical Industries Ltd., ADR	Israel	728,858	47,842,239
	UCB SA	Belgium	164,360	14,859,555

				265,518,670

	Semiconductors & Semiconductor Equipment 2.0%
	GCL-Poly Energy Holdings Ltd.	China	141,417,000	21,348,992
a	GCL-Poly Energy Holdings Ltd., rts., 1/20/16	China	28,283,400	182,470
	Infineon Technologies AG	Germany	764,445	11,214,260
	MediaTek Inc.	Taiwan	1,339,000	10,169,826

				42,915,548

	Specialty Retail 1.0%
	Kingfisher PLC	United Kingdom	4,245,246	20,617,738

	Technology Hardware, Storage & Peripherals 4.8%
	CANON Inc.	Japan	533,600	16,314,988
	Konica Minolta Inc.	Japan	883,700	8,984,412
	Samsung Electronics Co. Ltd.	South Korea	73,014	78,275,213

				103,574,613

Annual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares/Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Trading Companies & Distributors 1.9%
	Daewoo International Corp.	South Korea	507,984	$7,066,679
	ITOCHU Corp.	Japan	2,902,500	34,821,789

				41,888,468

	Wireless Telecommunication Services 3.0%
	China Mobile Ltd.	China	1,370,500	15,473,087
	SoftBank Group Corp.	Japan	586,900	29,976,115
	Vodafone Group PLC, ADR	United Kingdom	562,353	18,141,508

				63,590,710

	Total Common Stocks and Other Equity Interests (Cost $2,129,442,360)			2,062,980,302

	Short Term Investments (Cost $71,421,269) 3.3%
	Money Market Funds 3.3%
a,b	Institutional Fiduciary Trust Money Market Portfolio	United States	71,421,269	71,421,269

	Total Investments (Cost $2,200,863,629) 99.6%			2,134,401,571
	Other Assets, less Liabilities 0.4%			8,813,058

	Net Assets 100.0%			$2,143,214,629

See Abbreviations on page TF-23.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

TF-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,129,442,360
Cost - Non-controlled affiliates (Note 3e)	71,421,269

Total cost of investments	$2,200,863,629

Value - Unaffiliated issuers	$2,062,980,302
Value - Non-controlled affiliates (Note 3e)	71,421,269

Total value of investments	2,134,401,571
Cash	1,727,122
Receivables:
Capital shares sold	5,650,820
Dividends	4,181,297
Other assets	911,455

Total assets	2,146,872,265

Liabilities:
Payables:
Investment securities purchased	196,410
Capital shares redeemed	675,005
Management fees	1,370,401
Distribution fees	905,256
Reports to shareholders	252,436
Deferred tax	88,494
Accrued expenses and other liabilities	169,634

Total liabilities	3,657,636

Net assets, at value	$2,143,214,629

Net assets consist of:
Paid-in capital	$2,135,192,485
Undistributed net investment income	42,293,744
Net unrealized appreciation (depreciation)	(66,683,600)
Accumulated net realized gain (loss)	32,412,000

Net assets, at value	$2,143,214,629

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Templeton Foreign VIP Fund

Class 1:
Net assets, at value	$214,171,663

Shares outstanding	15,912,122

Net asset value and maximum offering price per share	$13.46

Class 2:
Net assets, at value	$1,456,854,116

Shares outstanding	110,393,659

Net asset value and maximum offering price per share	$13.20

Class 4:
Net assets, at value	$472,188,850

Shares outstanding	35,526,408

Net asset value and maximum offering price per share	$13.29

TF-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Templeton Foreign VIP Fund
Investment income:
Dividends (net of foreign taxes of $5,960,562)	$64,586,713
Interest	9,072
Income from securities loaned	1,171,754
Other income (Note 1d)	902,241

Total investment income	66,669,780

Expenses:
Management fees (Note 3a)	17,638,716
Distribution fees: (Note 3c)
Class 2	4,044,786
Class 4	1,750,261
Custodian fees (Note 4)	250,173
Reports to shareholders	261,640
Registration and filing fees	1,374
Professional fees	163,732
Trustees’ fees and expenses	10,237
Other	110,243

Total expenses	24,231,162
Expenses waived/paid by affiliates (Note 3e)	(134,024)

Net expenses	24,097,138

Net investment income	42,572,642

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,073,191
Foreign currency transactions	(272,851)

Net realized gain (loss)	36,800,340

Net change in unrealized appreciation (depreciation) on:
Investments	(219,661,437)
Translation of other assets and liabilities denominated in foreign currencies	(40,109)
Change in deferred taxes on unrealized appreciation	(88,494)

Net change in unrealized appreciation (depreciation)	(219,790,040)

Net realized and unrealized gain (loss)	(182,989,700)

Net increase (decrease) in net assets resulting from operations	$(140,417,058)

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$42,572,642	$75,694,144
Net realized gain (loss)	36,800,340	132,002,353
Net change in unrealized appreciation (depreciation)	(219,790,040)	(498,830,366)

Net increase (decrease) in net assets resulting from operations	(140,417,058)	(291,133,869)

Distributions to shareholders from:
Net investment income:
Class 1	(8,346,614)	(5,893,509)
Class 2	(51,791,116)	(34,594,703)
Class 4	(15,312,865)	(9,091,879)
Net realized gains:
Class 1	(7,826,999)	—
Class 2	(52,898,439)	—
Class 4	(16,028,658)	—

Total distributions to shareholders	(152,204,691)	(49,580,091)

Capital share transactions: (Note 2)
Class 1	(4,016,954)	(13,666,266)
Class 2	11,936,472	10,314,563
Class 3	—	(96,991,462)
Class 4	30,848,243	57,564,581

Total capital share transactions	38,767,761	(42,778,584)

Redemption fees	—	3,115

Net increase (decrease) in net assets	(253,853,988)	(383,489,429)
Net assets:
Beginning of year	2,397,068,617	2,780,558,046

End of year	$2,143,214,629	$2,397,068,617

Undistributed net investment income included in net assets:
End of year	$42,293,744	$75,444,548

TF-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

Annual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax

TF-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $911,264 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the year.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	454,466	$6,842,816	620,933	$10,378,692
Shares issued in reinvestment of distributions	1,057,790	16,173,612	329,615	5,893,509
Shares redeemed	(1,792,103)	(27,033,382)	(1,754,194)	(29,938,467)

Net increase (decrease)	(279,847)	$(4,016,954)	(803,646)	$(13,666,266)

Class 2 Shares:
Shares sold	14,594,828	$213,082,680	18,861,260	$315,063,591
Shares issued in reinvestment of distributions	6,974,654	104,689,555	1,967,844	34,594,703
Shares redeemed	(20,492,400)	(305,835,763)	(20,169,191)	(339,343,731)

Net increase (decrease)	1,077,082	$11,936,472	659,913	$10,314,563

Class 3 Shares[a]:
Shares sold			149,791	$2,553,688
Shares redeemed			(5,703,761)	(99,545,150)

Net increase (decrease)			(5,553,970)	$(96,991,462)

Class 4 Shares:
Shares sold	5,690,434	$80,692,209	6,994,024	$113,655,992
Shares issued in reinvestment of distributions	2,072,852	31,341,523	513,375	9,091,879
Shares redeemed	(5,429,602)	(81,185,489)	(3,859,063)	(65,183,290)

Net increase (decrease)	2,333,684	$30,848,243	3,648,336	$57,564,581

aEffective May 1, 2014, all Class 3 Shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TF-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	135,800,137	1,220,198,341	(1,284,577,209)	71,421,269	$71,421,269	$—	$—	0.36%

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $1,628,193 and $0, respectively.

Annual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$75,450,595	$49,580,091
Long term capital gain	76,754,096	—

	$152,204,691	$49,580,091

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,205,570,297

Unrealized appreciation	$304,397,527
Unrealized depreciation	(375,566,253)

Net unrealized appreciation (depreciation)	$(71,168,726)

Undistributed ordinary income	$41,484,910
Undistributed long term capital gains	37,072,552

Distributable earnings	$78,557,462

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign capital gains tax.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $358,075,306 and $341,020,080, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

TF-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Annual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Foreign VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $76,754,096 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2016 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TF-25

Templeton Global Bond VIP Fund

This annual report for Templeton Global Bond VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-4.30%	+2.47%	+7.39%

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**The Fund’s euro area investments were in Ireland, Slovenia and Portugal.

***The Fund’s supranational investment was denominated in the Mexican peso.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the JPM GGBI had a -2.61% total return and the Citigroup WGBI, had a -3.57% total return for the same period.1

Economic and Market Overview

During the period, global financial markets were broadly influenced by growth in the U.S., economic moderation in China, quantitative easing (QE) measures from the Bank of Japan (BOJ) and the European Central Bank (ECB), a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. At the beginning of the period, financial markets were experiencing volatility related to the rapid decline of oil prices in 2014 and the growing concerns for global growth. We believed the market was misjudging the underlying forces behind the decline in oil prices, which, by our assessment, were driven by supply dynamics rather than a loss of demand. We held the view that the global economy would benefit from lower oil prices and that most observers were too pessimistic. Amid

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON GLOBAL BOND VIP FUND

Currency Breakdown*
12/31/15
% of Total Net Assets
Americas	122.4%
U.S. Dollar	97.1%
Mexican Peso	17.7%
Brazilian Real	4.8%
Chilean Peso	2.7%
Peruvian Nuevo Sol	0.1%
Asia Pacific	14.7%
South Korean Won	14.8%
Malaysian Ringgit	13.3%
Indonesian Rupiah	5.2%
Indian Rupee	4.3%
Philippine Peso	2.1%
Sri Lankan Rupee	1.2%
Singapore Dollar	0.4%
Japanese Yen	-26.6%
Europe	-28.8%
Polish Zloty	4.8%
Hungarian Forint	0.2%
Euro	-33.8%
Australia & New Zealand	-8.3%
Australian Dollar	-8.3%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

the heightened risk aversion, the yield on the 10-year U.S. Treasury note reached 1.64%, its lowest level during 2015, at the end of January.

Global markets began to stabilize in February as oil prices halted their decline and leveled off to a more stable range. Credit spreads tightened while bond yields increased across much of the globe. In March, the ECB launched a new QE program with the aim of increasing the size of its balance sheet to a level higher than its previous peak, stating intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation. Concurrently, the BOJ continued deploying massive levels of its own QE measures. We anticipated that the QE programs would put downward pressure on the euro and the Japanese yen during the year while keeping bond yields low in these respective markets. The euro depreciated 10.23% against the U.S. dollar over the 12-month period while the Japanese yen depreciated 0.33%.2

2. Source: FactSet.

However, global volatility returned at the end of June as economic concerns over China spread across global financial markets. Several emerging market currencies depreciated sharply against the U.S. dollar due to heightened risk aversion, while the euro and the Japanese yen appreciated at times, acting as perceived safe havens. In our assessment, the depreciations of several emerging market currencies were excessive, leading to fundamentally cheap valuations. The heightened risk volatility persisted through much of July, August and September, before markets relatively stabilized in the autumn months. Several emerging market currencies rebounded and appreciated against the U.S. dollar in October while the euro and the yen depreciated. Similar stabilizing trends continued through November until global risk aversion returned in December.

On the whole, the U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend toward higher yields across the Americas and the eurozone but lower yields in specific peripheral European markets. Across much of East Asia and in Japan yields declined during the period; however, yields increased across a number of countries in South and Southeast Asia. Credit spreads widened across a vast majority of global credit markets during the period.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration

Annual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We actively sought opportunities that could, in our view, potentially offer positive real yields without taking undue interest rate risk. We also held net-negative positions in the euro and the Japanese yen. Additionally, we continued to selectively invest in credit opportunities, with a particular focus on credit exposures in economies with strong growth indicators. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, currency positions detracted from the Fund’s absolute performance. Sovereign credit exposures contributed to absolute return while interest rate strategies had a largely neutral effect. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance; however, the Fund’s net-negative position in the euro contributed. The Fund’s net-negative position in the Japanese yen had a largely neutral effect on absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Consequently, contributions from duration exposures were limited.

Relative to the Fund’s benchmark index, currency positions and interest rate strategies detracted from relative performance while sovereign credit exposures contributed. The Fund’s underweighted position in the euro contributed to relative return while overweighted currency positions in Asia ex-Japan and Latin America detracted. The Fund’s underweighted position in the Japanese yen had a largely neutral effect on relative return. The Fund maintained a shorter duration positioning relative to its benchmark. Select underweighted duration exposures in Europe and underweighted duration exposure in the U.S. detracted from relative performance.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 959.10	$3.85
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.56	$19.15	$20.01	$18.61	$19.94

Income from investment operations[a]:

Net investment income[b]	0.52	0.58	0.64	0.72	0.87

Net realized and unrealized gains (losses)	(1.22)	(0.16)	(0.30)	1.99	(0.92)

Total from investment operations	(0.70)	0.42	0.34	2.71	(0.05)

Less distributions from:

Net investment income and net foreign currency gains	(1.43)	(1.01)	(0.96)	(1.28)	(1.15)

Net realized gains	(0.09)	—	(0.24)	(0.03)	(0.13)

Total distributions	(1.52)	(1.01)	(1.20)	(1.31)	(1.28)

Redemption fees	—	— [c]	— [c]	— [c]	— [c]

Net asset value, end of year	$16.34	$18.56	$19.15	$20.01	$18.61

Total return[d]	(4.10)%	2.12%	1.89%	15.31%	(0.61)%

Ratios to average net assets

Expenses[e]	0.52% [f]	0.51%	0.51%	0.55%	0.56%

Net investment income	2.99%	3.08%	3.26%	3.71%	4.40%

Supplemental data

Net assets, end of year (000’s)	$292,802	$323,491	$280,963	$307,142	$269,819

Portfolio turnover rate	51.58%	39.14%	34.39%	43.26%	34.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.99	$18.60	$19.47	$18.15	$19.49

Income from investment operations[a]:

Net investment income[b]	0.46	0.52	0.57	0.65	0.79

Net realized and unrealized gains (losses)	(1.17)	(0.17)	(0.27)	1.94	(0.89)

Total from investment operations	(0.71)	0.35	0.30	2.59	(0.10)

Less distributions from:

Net investment income and net foreign currency gains	(1.39)	(0.96)	(0.93)	(1.24)	(1.11)

Net realized gains	(0.09)	—	(0.24)	(0.03)	(0.13)

Total distributions	(1.48)	(0.96)	(1.17)	(1.27)	(1.24)

Redemption fees	—	— [c]	— [c]	— [c]	— [c]

Net asset value, end of year	$15.80	$17.99	$18.60	$19.47	$18.15

Total return[d]	(4.30)%	1.83%	1.63%	15.07%	(0.87)%

Ratios to average net assets

Expenses[e]	0.77% [f]	0.76%	0.76%	0.80%	0.81%

Net investment income	2.74%	2.83%	3.01%	3.46%	4.15%

Supplemental data

Net assets, end of year (000’s)	$2,971,667	$3,177,638	$2,826,039	$2,418,229	$1,812,814

Portfolio turnover rate	51.58%	39.14%	34.39%	43.26%	34.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.38	$18.97	$19.82	$18.44	$19.78

Income from investment operations[a]:

Net investment income[b]	0.46	0.51	0.56	0.64	0.79

Net realized and unrealized gains (losses)	(1.21)	(0.18)	(0.28)	1.98	(0.91)

Total from investment operations	(0.75)	0.33	0.28	2.62	(0.12)

Less distributions from:

Net investment income and net foreign currency gains	(1.36)	(0.92)	(0.89)	(1.21)	(1.09)

Net realized gains	(0.09)	—	(0.24)	(0.03)	(0.13)

Total distributions	(1.45)	(0.92)	(1.13)	(1.24)	(1.22)

Redemption fees	—	— [c]	— [c]	— [c]	— [c]

Net asset value, end of year	$16.18	$18.38	$18.97	$19.82	$18.44

Total return[d]	(4.39)%	1.69%	1.54%	14.97%	(0.96)%

Ratios to average net assets

Expenses[e]	0.87% [f]	0.86%	0.86%	0.90%	0.91%

Net investment income	2.64%	2.73%	2.91%	3.36%	4.05%

Supplemental data

Net assets, end of year (000’s)	$103,045	$111,199	$118,145	$163,241	$151,695

Portfolio turnover rate	51.58%	39.14%	34.39%	43.26%	34.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Templeton Global Bond VIP Fund
		Principal Amount*		Value
	Foreign Government and Agency Securities 60.0%
	Brazil 4.8%
	Letra Tesouro Nacional, Strip,
	1/01/16	38,490	[a] BRL	$9,712,603
	7/01/16	8,470	[a] BRL	1,995,523
	10/01/16	4,700	[a] BRL	1,064,134
	1/01/17	46,660	[a] BRL	10,180,770
	1/01/18	28,770	[a] BRL	5,366,108
	1/01/19	66,660	[a] BRL	10,631,864
	7/01/19	102,840	[a] BRL	15,206,224
	Nota Do Tesouro Nacional,
	10.00%, 1/01/17	113,220	[a] BRL	27,206,931
	10.00%, 1/01/21	44,610	[a] BRL	8,963,284
	10.00%, 1/01/23	34,570	[a] BRL	6,544,573
	10.00%, 1/01/25	42,400	[a] BRL	7,659,105
	[b]Index Linked, 6.00%, 8/15/16	14,388	[a] BRL	10,073,077
	[b]Index Linked, 6.00%, 5/15/17	202	[a] BRL	140,772
	[b]Index Linked, 6.00%, 8/15/18	15,665	[a] BRL	10,739,848
	[b]Index Linked, 6.00%, 5/15/19	8,578	[a] BRL	5,807,890
	[b]Index Linked, 6.00%, 8/15/20	1,090	[a] BRL	728,030
	[b]Index Linked, 6.00%, 8/15/22	18,770	[a] BRL	12,252,253
	[b]Index Linked, 6.00%, 5/15/23	5,716	[a] BRL	3,707,620
	[b]Index Linked, 6.00%, 8/15/24	3,110	[a] BRL	2,002,735
	[b]Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	6,398,288
	senior note, 10.00%, 1/01/19	21,390	[a] BRL	4,642,145

				161,023,777

	Hungary 1.6%
	Government of Hungary,
	5.375%, 2/21/23	22,870,000		24,955,744
	A, 6.75%, 11/24/17	1,771,440,000	HUF	6,682,392
	senior note, 6.25%, 1/29/20	5,510,000		6,166,792
	senior note, 6.375%, 3/29/21	13,890,000		15,828,072

				53,633,000

	Iceland 0.2%
c	Government of Iceland, 144A, 5.875%, 5/11/22	6,830,000		7,769,057

	India 2.0%
	Government of India,
	senior bond, 7.80%, 5/03/20	720,800,000	INR	10,920,953
	senior bond, 8.35%, 5/14/22	212,700,000	INR	3,286,920
	senior bond, 8.28%, 9/21/27	217,800,000	INR	3,357,755
	senior bond, 8.60%, 6/02/28	747,500,000	INR	11,824,131
	senior note, 7.28%, 6/03/19	28,000,000	INR	418,899
	senior note, 8.12%, 12/10/20	541,300,000	INR	8,306,545
	senior note, 7.16%, 5/20/23	133,700,000	INR	1,937,026
	senior note, 8.83%, 11/25/23	1,805,900,000	INR	28,692,307

				68,744,536

	Indonesia 4.9%
	Government of Indonesia,
	7.875%, 4/15/19	183,709,000,000	IDR	13,024,527
	6.125%, 5/15/28	37,000,000	IDR	2,115
	8.375%, 3/15/34	81,180,000,000	IDR	5,534,666

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Indonesia (continued)
	FR31, 11.00%, 11/15/20	243,080,000,000	IDR	$19,135,136
	FR34, 12.80%, 6/15/21	390,269,000,000	IDR	33,065,658
	FR35, 12.90%, 6/15/22	70,838,000,000	IDR	6,139,721
	FR36, 11.50%, 9/15/19	49,810,000,000	IDR	3,914,065
	FR39, 11.75%, 8/15/23	5,491,000,000	IDR	459,890
	FR40, 11.00%, 9/15/25	46,856,000,000	IDR	3,869,125
	FR43, 10.25%, 7/15/22	146,713,000,000	IDR	11,359,283
	FR44, 10.00%, 9/15/24	4,454,000,000	IDR	343,237
	FR46, 9.50%, 7/15/23	226,780,000,000	IDR	16,982,806
	FR47, 10.00%, 2/15/28	12,000,000	IDR	931
	FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,235,857
	FR61, 7.00%, 5/15/22	242,612,000,000	IDR	16,105,215
	senior bond, 5.625%, 5/15/23	258,112,000,000	IDR	15,496,089
	senior bond, 7.00%, 5/15/27	25,000,000	IDR	1,568
	senior bond, 9.00%, 3/15/29	20,350,000,000	IDR	1,483,354
	senior bond, FR53, 8.25%, 7/15/21	86,937,000,000	IDR	6,169,580
	senior bond, FR56, 8.375%, 9/15/26	32,066,000,000	IDR	2,279,216
	senior bond, FR70, 8.375%, 3/15/24	120,751,000,000	IDR	8,539,052
	senior note, 8.50%, 10/15/16	3,358,000,000	IDR	244,114

				165,385,205

	Ireland 0.8%
	Government of Ireland, senior bond, 5.40%, 3/13/25	18,421,980	EUR	27,408,496

	Lithuania 0.4%
c	Government of Lithuania, 144A,
	7.375%, 2/11/20	10,560,000		12,520,200
	6.125%, 3/09/21	1,890,000		2,182,043

				14,702,243

	Malaysia 8.6%
	Government of Malaysia,
	3.314%, 10/31/17	275,430,000	MYR	64,684,192
	senior bond, 4.262%, 9/15/16	88,243,000	MYR	20,791,724
	senior bond, 3.814%, 2/15/17	63,785,000	MYR	15,046,931
	senior bond, 4.24%, 2/07/18	44,360,000	MYR	10,603,316
	senior note, 3.172%, 7/15/16	178,906,000	MYR	41,806,959
	senior note, 3.394%, 3/15/17	387,890,000	MYR	91,122,304
	senior note, 4.012%, 9/15/17	185,720,000	MYR	44,118,611

				288,174,037

	Mexico 8.3%
	Government of Mexico,
	6.25%, 6/16/16	5,519,810	[d] MXN	32,419,236
	7.25%, 12/15/16	18,216,300	[d] MXN	109,262,392
	7.75%, 12/14/17	11,282,600	[d] MXN	70,039,841
	senior note, 8.50%, 12/13/18	8,527,900	[d] MXN	54,569,159
e	Mexican Udibonos, Index Linked,
	5.00%, 6/16/16	605,490	[f] MXN	3,533,956
	3.50%, 12/14/17	607,050	[f] MXN	3,626,998
	4.00%, 6/13/19	416,664	[f] MXN	2,513,972
	2.50%, 12/10/20	328,144	[f] MXN	1,851,686

				277,817,240

TGB-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	$3,429,520

	Philippines 1.3%
	Government of the Philippines,
	senior bond, 9.125%, 9/04/16	31,840,000	PHP	702,997
	senior note, 7.00%, 1/27/16	1,053,730,000	PHP	22,498,500
	senior note, 1.625%, 4/25/16	1,008,970,000	PHP	21,443,748

				44,645,245

	Poland 4.8%
	Government of Poland,
	5.00%, 4/25/16	61,000,000	PLN	15,715,926
	4.75%, 10/25/16	340,685,000	PLN	89,115,692
	5.75%, 9/23/22	48,750,000	PLN	14,796,189
	[g]FRN, 1.79%, 1/25/17	59,279,000	PLN	15,134,034
	[g]FRN, 1.79%, 1/25/21	60,135,000	PLN	15,099,553
	Strip, 1/25/16	47,077,000	PLN	11,993,579

				161,854,973

	Portugal 2.4%
	Government of Portugal,
	[c]144A, 5.125%, 10/15/24	28,820,000		29,608,371
	[h]Reg S, 3.875%, 2/15/30	41,530,000	EUR	49,007,380
	[h]senior bond, Reg S, 4.95%, 10/25/23	284,900	EUR	370,942
	[h]senior bond, Reg S, 5.65%, 2/15/24	712,400	EUR	960,995

				79,947,688

	Serbia 1.5%
c	Government of Serbia, senior note, 144A,
	5.25%, 11/21/17	4,590,000		4,766,944
	4.875%, 2/25/20	8,800,000		9,031,308
	7.25%, 9/28/21	32,130,000		36,464,819

				50,263,071

	Singapore 0.2%
	Government of Singapore, senior note, 1.125%, 4/01/16	11,000,000	SGD	7,763,383

	Slovenia 0.4%
c	Government of Slovenia, senior note, 144A,
	5.50%, 10/26/22	7,940,000		8,883,232
	5.85%, 5/10/23	3,630,000		4,140,632

				13,023,864

	South Korea 12.5%
	Korea Monetary Stabilization Bond, senior note,
	2.78%, 2/02/16	20,416,550,000	KRW	17,388,124
	1.92%, 3/09/16	640,770,000	KRW	545,559
	2.80%, 4/02/16	38,761,670,000	KRW	33,081,170
	1.74%, 5/09/16	11,405,300,000	KRW	9,710,395
	2.79%, 6/02/16	25,559,400,000	KRW	21,856,091
	1.62%, 6/09/16	6,427,100,000	KRW	5,469,660
	2.46%, 8/02/16	49,449,700,000	KRW	42,291,440
	1.56%, 8/09/16	33,975,300,000	KRW	28,903,216
	2.22%, 10/02/16	9,647,500,000	KRW	8,246,559

Annual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Korea (continued)
	1.61%, 11/09/16	33,034,700,000	KRW	$28,108,374
	2.07%, 12/02/16	35,696,200,000	KRW	30,497,562
	1.96%, 2/02/17	16,503,100,000	KRW	14,093,258
	1.70%, 8/02/17	9,221,100,000	KRW	7,854,533
	1.56%, 10/02/17	54,756,600,000	KRW	46,535,773
	Korea Treasury Bond, senior note,
	4.00%, 3/10/16	1,283,100,000	KRW	1,096,560
	2.75%, 6/10/16	41,951,400,000	KRW	35,874,870
	5.00%, 9/10/16	2,806,000,000	KRW	2,442,317
	3.00%, 12/10/16	52,145,160,000	KRW	44,934,877
	2.00%, 12/10/17	49,196,500,000	KRW	42,150,405

				421,080,743

	Sri Lanka 1.2%
	Government of Sri Lanka,
	8.25%, 3/01/17	41,710,000	LKR	290,841
	8.00%, 6/15/17	40,210,000	LKR	279,064
	10.60%, 7/01/19	1,071,930,000	LKR	7,721,760
	10.60%, 9/15/19	704,060,000	LKR	5,080,360
	8.00%, 11/01/19	40,210,000	LKR	266,968
	9.25%, 5/01/20	153,220,000	LKR	1,043,080
	11.20%, 7/01/22	69,990,000	LKR	515,216
	A, 6.40%, 8/01/16	109,200,000	LKR	754,968
	A, 5.80%, 1/15/17	112,300,000	LKR	765,252
	A, 7.50%, 8/15/18	63,830,000	LKR	427,382
	A, 8.00%, 11/15/18	512,300,000	LKR	3,458,904
	A, 9.00%, 5/01/21	861,720,000	LKR	5,786,218
	A, 11.00%, 8/01/21	575,640,000	LKR	4,182,080
	B, 6.40%, 10/01/16	119,100,000	LKR	820,919
	B, 8.50%, 7/15/18	146,350,000	LKR	1,009,785
	C, 8.50%, 4/01/18	483,480,000	LKR	3,338,593
	D, 8.50%, 6/01/18	633,000,000	LKR	4,357,936

				40,099,326

i	Supranational 0.4%
	Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	13,012,707

	Ukraine 3.6%
c	Government of Ukraine, 144A,
	7.75%, 9/01/19	4,249,000		3,968,205
	7.75%, 9/01/20	14,822,000		13,711,684
	7.75%, 9/01/21	14,769,000		13,514,595
	7.75%, 9/01/22	14,769,000		13,435,950
	7.75%, 9/01/23	14,769,000		13,231,916
	7.75%, 9/01/24	14,769,000		13,140,422
	7.75%, 9/01/25	14,769,000		13,059,710
	7.75%, 9/01/26	14,658,000		12,823,478
	7.75%, 9/01/27	14,658,000		12,805,009
	[j] GDP Linked Securities, 5/31/40	29,978,000		12,103,619

				121,794,588

	Total Foreign Government and Agency Securities (Cost $2,283,860,850)			2,021,572,699

TGB-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Quasi-Sovereign and Corporate Bonds 0.1%
	South Korea 0.0%†
	The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	$262,412

	Ukraine 0.1%
c,k	Ukreiximbank (BIZ Finance PLC), loan participation, senior bond, 144A, 9.75%, 1/22/25	2,480,000		2,161,084

	Total Quasi-Sovereign and Corporate Bonds (Cost $2,459,865)			2,423,496

	Total Investments before Short Term Investments (Cost $2,286,320,715)			2,023,996,195

	Short Term Investments 37.3%
	Foreign Government and Agency Securities 11.4%
	Indonesia 0.1%
l	Indonesia Treasury Bill, 1/07/16 - 2/04/16	40,862,000,000	IDR	2,956,432

	Malaysia 1.3%
l	Bank of Negara Monetary Note, 3/01/16 - 10/11/16	156,667,000	MYR	36,013,653
l	Malaysia Treasury Bill, 1/22/16 - 5/27/16	27,090,000	MYR	6,272,844

				42,286,497

	Mexico 8.8%
l	Mexico Treasury Bill,
	3/31/16	132,797,920	[m] MXN	76,404,072
	5/26/16	59,766,780	[m] MXN	34,216,351
	6/23/16	87,177,870	[m] MXN	49,767,512
	1/07/16 - 12/08/16	233,570,980	[m] MXN	134,405,459

				294,793,394

	Philippines 0.5%
l	Philippine Treasury Bill, 2/03/16 - 12/07/16	837,140,000	PHP	17,728,619

	Singapore 0.0%†
l	Monetary Authority of Singapore Treasury Bill, 1/05/16	1,760,000	SGD	1,241,257

	South Korea 0.7%
	Korea Monetary Stabilization Bond,
	[l] 1/05/16 - 4/19/16	8,584,900,000	KRW	7,295,900
	senior note, 1.57%, 7/09/16	5,579,800,000	KRW	4,747,518
	senior note, 1.52%, 9/09/16	8,119,500,000	KRW	6,905,130
	senior note, 1.53%, 10/08/16	5,289,000,000	KRW	4,497,713

				23,446,261

	Total Foreign Government and Agency Securities (Cost $411,785,568)			382,452,460

	U.S. Government and Agency Securities (Cost $194,999,350) 5.8%
l	FHLB, 1/04/16	195,000,000		195,000,000

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $2,893,105,633)			2,601,448,655

		Shares
	Money Market Funds (Cost $420,632,565) 12.5%
	United States 12.5%
n,o	Institutional Fiduciary Trust Money Market Portfolio	420,632,565		420,632,565

Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*	Value
	Repurchase Agreements (Cost $256,339,988) 7.6%
	United States 7.6%
p	Joint Repurchase Agreement, 0.279%, 1/04/16 (Maturity Value $256,347,934)	256,339,988	$256,339,988
	BNP Paribas Securities Corp. (Maturity Value $74,351,155)
	HSBC Securities (USA) Inc. (Maturity Value $156,141,526)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $25,855,253)

Collateralized by U.S. Government Agency Securities, 0.184% - 0.289%, 5/08/17 - 4/09/18; [l]U.S. Treasury Bill, 3/03/16 - 5/26/16; and U.S. Treasury Note, 1.375% - 2.625%, 2/29/20 - 11/15/20 (valued at $261,629,800)

	Total Investments (Cost $3,570,078,186) 97.4%		3,278,421,208
	Other Assets, less Liabilities 2.6%		89,093,580

	Net Assets 100.0%		$3,367,514,788

See Abbreviations on page TGB-37.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(h).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $239,322,278, representing 7.11% of net assets.

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(h).

fPrincipal amount is stated in Unidad de Inversion Units.

gThe coupon rate shown represents the rate at period end.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $50,339,317, representing 1.49% of net assets.

iA supranational organization is an entity formed by two or more central governments through international treaties.

jSecurity is linked to the Ukrainian GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on the growth of the Ukrainian GDP and the principal of “notional” value of this GDP linked security.

kSee Note 1(f) regarding loan participation notes.

lThe security is traded on a discount basis with no stated coupon rate.

mPrincipal amount is stated in 10 Mexican Peso Units.

nNon-income producing.

oSee Note 3(e) regarding investments in affiliated management investment companies.

pSee Note 1(c) regarding joint repurchase agreement.

TGB-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BZWS	Sell	6,863,000	8,364,804		1/05/16	$908,928	$—
Chilean Peso	DBAB	Buy	3,166,824,000	4,522,096		1/06/16	—	(55,994)
Chilean Peso	MSCO	Buy	2,370,410,000	3,421,492		1/07/16	—	(78,964)
Euro	DBAB	Sell	2,285,618	2,741,416		1/07/16	258,224	—
Japanese Yen	DBAB	Sell	770,370,000	6,468,045		1/07/16	57,707	—
Japanese Yen	JPHQ	Sell	1,415,975,000	11,797,924		1/07/16	15,432	—
Japanese Yen	GSCO	Sell	329,010,000	2,778,449		1/08/16	40,657	—
Chilean Peso	MSCO	Buy	2,814,050,000	3,968,481		1/11/16	—	(2,312)
Euro	BZWS	Sell	6,181,000	7,355,019		1/11/16	639,041	—
Indian Rupee	DBAB	Buy	258,123,000	3,897,249		1/11/16	—	(3,453)
Malaysian Ringgit	JPHQ	Buy	3,956,000	1,070,202		1/11/16	—	(148,966)
Euro	CITI	Sell	5,040,000	5,988,528		1/13/16	512,029	—
Euro	SCNY	Sell	15,572,000	18,495,643		1/13/16	1,575,000	—
Japanese Yen	CITI	Sell	138,680,000	1,169,743		1/14/16	15,590	—
Japanese Yen	SCNY	Sell	415,980,000	3,530,640		1/14/16	68,681	—
Chilean Peso	DBAB	Buy	642,230,000	931,308		1/15/16	—	(26,580)
Euro	DBAB	Sell	9,460,000	11,193,545		1/15/16	913,724	—
Euro	JPHQ	Sell	29,033,000	34,339,030		1/15/16	2,789,977	—
Japanese Yen	BZWS	Sell	1,089,820,000	9,275,616		1/15/16	205,476	—
Japanese Yen	JPHQ	Sell	708,450,000	6,007,072		1/15/16	110,923	—
Malaysian Ringgit	JPHQ	Buy	1,700,000	461,180		1/15/16	—	(65,324)
Chilean Peso	MSCO	Buy	2,725,362,500	3,853,301		1/19/16	—	(15,879)
Euro	BZWS	Sell	30,339,000	35,732,221		1/19/16	2,760,654	—
Euro	JPHQ	Sell	27,973,000	33,054,295		1/19/16	2,654,031	—
Indian Rupee	JPHQ	Buy	82,107,000	1,249,460		1/19/16	—	(12,017)
Japanese Yen	HSBC	Sell	536,380,000	4,369,410		1/19/16	—	(95,068)
Japanese Yen	SCNY	Sell	707,660,000	5,731,990		1/19/16	—	(158,111)
Malaysian Ringgit	JPHQ	Buy	1,856,000	499,327		1/19/16	—	(67,174)
Euro	BZWS	Sell	3,518,000	3,837,012		1/20/16	13,653	—
Euro	DBAB	Sell	4,856,000	5,692,932		1/20/16	415,435	—
Indian Rupee	DBAB	Buy	491,655,000	7,464,621		1/20/16	—	(55,696)
Japanese Yen	JPHQ	Sell	652,895,000	5,619,274		1/20/16	184,880	—
Chilean Peso	DBAB	Buy	1,216,245,000	1,774,245		1/21/16	—	(62,140)
Euro	BZWS	Sell	2,638,000	3,078,810		1/21/16	211,761	—
Polish Zloty	DBAB	Buy	59,155,000	13,878,983	EUR	1/21/16	—	(11,723)
Polish Zloty	DBAB	Sell	59,155,000	13,895,283	EUR	1/21/16	29,439	—
Chilean Peso	MSCO	Buy	2,572,200,000	3,722,862		1/22/16	—	(102,425)
Euro	DBAB	Sell	1,935,000	2,106,828		1/22/16	3,765	—
Euro	JPHQ	Sell	300,000	349,890		1/22/16	23,834	—
Japanese Yen	DBAB	Sell	858,140,000	6,945,128		1/22/16	—	(197,950)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,084,721	EUR	1/22/16	—	(341,442)
Chilean Peso	DBAB	Buy	2,227,910,000	3,189,107		1/25/16	—	(54,414)
Chilean Peso	JPHQ	Buy	1,501,938,000	2,149,926		1/25/16	—	(36,683)
Chilean Peso	MSCO	Buy	3,307,630,000	4,587,559		1/25/16	66,312	—
Euro	JPHQ	Sell	28,236,000	33,053,880		1/25/16	2,363,140	—
Indian Rupee	DBAB	Buy	79,271,000	1,202,462		1/25/16	—	(8,589)
Singapore Dollar	JPHQ	Buy	5,740,000	4,174,242		1/25/16	—	(129,627)
Singapore Dollar	JPHQ	Sell	5,740,000	4,019,495		1/25/16	—	(25,120)
Chilean Peso	DBAB	Buy	1,812,300,000	2,601,637		1/26/16	—	(52,022)
Euro	DBAB	Sell	4,715,000	5,199,702		1/27/16	74,537	—
Euro	GSCO	Sell	4,711,000	5,179,721		1/27/16	58,904	—
Indian Rupee	DBAB	Buy	130,201,000	1,974,729		1/27/16	—	(14,269)
Japanese Yen	GSCO	Sell	944,420,000	8,073,691		1/27/16	211,548	—

Annual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	490,100,000	3,962,998	1/27/16	$—	$(117,005)
Chilean Peso	DBAB	Buy	1,343,670,500	1,943,546	1/28/16	—	(53,679)
Chilean Peso	JPHQ	Buy	337,685,000	488,782	1/28/16	—	(13,830)
Indian Rupee	DBAB	Buy	98,937,000	1,502,111	1/28/16	—	(12,571)
Japanese Yen	DBAB	Sell	8,368,505,770	71,593,000	1/28/16	1,924,988	—
Japanese Yen	HSBC	Sell	1,162,462,488	9,934,091	1/28/16	256,563	—
Euro	CITI	Sell	4,998,400	5,694,777	1/29/16	261,284	—
Euro	DBAB	Sell	57,063,000	65,106,030	1/29/16	3,075,896	—
Indian Rupee	DBAB	Buy	609,812,988	9,244,381	1/29/16	—	(64,437)
Indian Rupee	HSBC	Buy	679,529,000	10,305,137	1/29/16	—	(75,709)
Indian Rupee	JPHQ	Buy	358,075,000	5,443,292	1/29/16	—	(52,937)
Japanese Yen	DBAB	Sell	897,860,782	7,658,576	1/29/16	183,696	—
Malaysian Ringgit	HSBC	Buy	3,005,000	774,584	1/29/16	—	(75,004)
Brazilian Real	CITI	Buy	13,655,266	3,421,824	2/02/16	—	(14,694)
Brazilian Real	CITI	Sell	13,655,266	3,582,931	2/02/16	175,801	—
Chilean Peso	DBAB	Buy	1,271,380,000	1,827,483	2/04/16	—	(40,754)
Indian Rupee	HSBC	Buy	240,033,500	3,614,364	2/05/16	—	(4,484)
Chilean Peso	CITI	Buy	2,285,090,000	3,281,289	2/08/16	—	(71,420)
Chilean Peso	DBAB	Buy	760,285,000	1,094,880	2/08/16	—	(26,907)
Chilean Peso	MSCO	Buy	1,592,750,000	2,284,823	2/08/16	—	(47,484)
Euro	BZWS	Sell	7,003,000	7,692,375	2/08/16	77,830	—
Indian Rupee	DBAB	Buy	457,757,494	6,887,714	2/08/16	—	(6,420)
Japanese Yen	JPHQ	Sell	1,719,500,000	14,740,045	2/08/16	421,930	—
Japanese Yen	SCNY	Sell	1,720,000,000	14,741,804	2/08/16	419,525	—
Euro	CITI	Sell	6,572,000	7,548,599	2/09/16	402,508	—
Euro	DBAB	Sell	1,738,000	2,000,264	2/09/16	110,443	—
Euro	GSCO	Sell	2,045,000	2,350,728	2/09/16	127,088	—
Indian Rupee	JPHQ	Buy	60,607,000	909,844	2/09/16	1,108	—
Japanese Yen	BZWS	Sell	1,720,220,000	14,743,563	2/09/16	419,164	—
Japanese Yen	CITI	Sell	366,860,000	3,145,179	2/09/16	90,309	—
Japanese Yen	JPHQ	Sell	1,723,960,000	14,770,681	2/09/16	415,138	—
Euro	HSBC	Sell	1,800,000	2,044,332	2/10/16	87,044	—
Indian Rupee	DBAB	Buy	39,609,000	595,714	2/10/16	—	(457)
Malaysian Ringgit	HSBC	Buy	1,320,000	332,251	2/10/16	—	(25,079)
Singapore Dollar	DBAB	Buy	6,207,000	4,480,941	2/10/16	—	(109,709)
Singapore Dollar	DBAB	Sell	6,207,000	4,309,459	2/10/16	—	(61,773)
Euro	BZWS	Sell	6,341,000	7,206,694	2/11/16	311,426	—
Malaysian Ringgit	HSBC	Buy	2,230,000	556,248	2/11/16	—	(37,332)
Chilean Peso	DBAB	Buy	2,296,779,000	3,253,228	2/12/16	—	(28,419)
Chilean Peso	JPHQ	Buy	612,933,000	865,419	2/12/16	—	(4,826)
Japanese Yen	CITI	Sell	684,870,000	5,510,258	2/12/16	—	(193,050)
Japanese Yen	GSCO	Sell	394,373,000	3,346,540	2/12/16	62,368	—
Japanese Yen	HSBC	Sell	1,035,240,000	8,788,190	2/12/16	167,149	—
Japanese Yen	JPHQ	Sell	1,034,700,000	8,783,792	2/12/16	167,248	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,520,439	2/12/16	—	(101,035)
Singapore Dollar	BZWS	Buy	1,717,028	1,234,828	2/12/16	—	(25,708)
Singapore Dollar	BZWS	Sell	1,717,028	1,219,697	2/12/16	10,577	—
Chilean Peso	DBAB	Buy	1,866,989,500	2,633,272	2/16/16	—	(13,113)
Chilean Peso	MSCO	Buy	2,725,362,500	3,841,731	2/16/16	—	(16,920)
Euro	SCNY	Sell	657,000	747,354	2/16/16	32,833	—
Indian Rupee	DBAB	Buy	239,338,000	3,564,229	2/16/16	29,542	—
Indian Rupee	HSBC	Buy	402,232,000	5,970,243	2/16/16	69,458	—
Japanese Yen	CITI	Sell	1,371,360,000	11,534,793	2/16/16	113,766	—
Japanese Yen	JPHQ	Sell	686,710,000	5,795,143	2/16/16	76,052	—
Chilean Peso	DBAB	Buy	642,230,000	905,123	2/17/16	—	(3,912)
Euro	GSCO	Sell	2,038,000	2,341,519	2/17/16	125,035	—
Euro	JPHQ	Sell	3,942,000	4,525,613	2/17/16	238,379	—

TGB-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	GSCO	Sell	810,877,280	6,875,979	2/17/16	$122,655	$—
Japanese Yen	JPHQ	Sell	831,970,000	7,042,327	2/17/16	113,335	—
Chilean Peso	BZWS	Buy	727,392,000	1,016,407	2/18/16	4,190	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,165,014	2/19/16	—	(25,367)
Chilean Peso	MSCO	Buy	2,572,200,000	3,565,073	2/22/16	42,307	—
Euro	BZWS	Sell	6,280,000	7,197,948	2/22/16	367,075	—
Euro	DBAB	Sell	3,964,000	4,389,179	2/22/16	77,462	—
Chilean Peso	DBAB	Buy	2,188,820,000	3,033,287	2/23/16	36,070	—
Indian Rupee	JPHQ	Buy	378,455,000	5,649,383	2/23/16	27,626	—
Japanese Yen	DBAB	Sell	371,821,000	3,022,370	2/24/16	—	(74,747)
Japanese Yen	HSBC	Sell	746,218,000	6,064,594	2/24/16	—	(151,097)
Singapore Dollar	DBAB	Buy	3,667,000	2,602,001	2/24/16	—	(20,796)
Singapore Dollar	DBAB	Sell	3,667,000	2,544,990	2/24/16	—	(36,215)
Chilean Peso	BZWS	Buy	3,010,700,000	4,179,496	2/25/16	41,407	—
Chilean Peso	JPHQ	Buy	931,485,000	1,287,867	2/25/16	18,045	—
Japanese Yen	BZWS	Sell	343,460,000	2,910,135	2/25/16	49,196	—
Japanese Yen	HSBC	Sell	385,460,000	3,267,552	2/25/16	56,762	—
Euro	BOFA	Sell	2,694,506	3,076,668	2/26/16	145,501	—
Euro	BZWS	Sell	13,673,773	15,603,553	2/26/16	728,801	—
Euro	DBAB	Sell	1,530,900	1,744,154	2/26/16	78,794	—
Japanese Yen	BZWS	Sell	1,576,550,000	13,282,362	2/26/16	149,815	—
Singapore Dollar	DBAB	Buy	15,499,000	10,904,038	2/26/16	4,969	—
Singapore Dollar	DBAB	Sell	15,499,000	11,010,550	2/26/16	101,542	—
Chilean Peso	DBAB	Buy	5,582,470,500	7,732,489	2/29/16	90,370	—
Euro	DBAB	Sell	2,579,651	2,951,043	2/29/16	144,602	—
Euro	HSBC	Sell	18,537,726	21,216,799	2/29/16	1,049,329	—
Japanese Yen	DBAB	Sell	229,660,000	1,943,965	2/29/16	30,798	—
Japanese Yen	HSBC	Sell	1,247,125,000	10,442,309	2/29/16	53,220	—
Malaysian Ringgit	HSBC	Buy	2,087,700	485,568	2/29/16	—	(90)
Malaysian Ringgit	JPHQ	Buy	8,340,000	1,954,993	2/29/16	—	(15,593)
Chilean Peso	DBAB	Buy	1,982,198,000	2,763,030	3/02/16	14,104	—
Euro	DBAB	Sell	1,732,000	1,952,137	3/02/16	67,765	—
Chilean Peso	BZWS	Buy	1,142,900,000	1,598,797	3/03/16	2,285	—
Chilean Peso	CITI	Buy	3,039,493,000	4,244,213	3/03/16	13,794	—
Indian Rupee	JPHQ	Buy	139,661,000	2,071,876	3/03/16	20,220	—
Japanese Yen	JPHQ	Sell	848,300,000	7,158,801	3/03/16	91,232	—
Euro	DBAB	Sell	8,105,300	9,138,726	3/04/16	319,877	—
Japanese Yen	HSBC	Sell	400,800,000	3,371,609	3/04/16	32,228	—
Euro	DBAB	Sell	1,536,000	1,730,765	3/07/16	59,405	—
Euro	BZWS	Sell	7,226,276	8,050,361	3/09/16	186,837	—
Euro	GSCO	Sell	21,480,000	23,909,818	3/09/16	535,608	—
Euro	HSBC	Sell	1,844,000	2,050,344	3/09/16	43,731	—
Japanese Yen	BZWS	Sell	1,712,605,900	14,359,548	3/09/16	87,568	—
Euro	CITI	Sell	31,404,613	34,460,282	3/10/16	285,318	—
Euro	MSCO	Sell	5,225,000	5,727,384	3/10/16	41,461	—
Chilean Peso	DBAB	Buy	1,866,989,500	2,629,192	3/11/16	—	(15,886)
Indian Rupee	CITI	Buy	69,318,000	1,027,085	3/11/16	9,836	—
Mexican Peso	CITI	Buy	30,688,400	1,927,506	3/11/16	—	(156,094)
Mexican Peso	CITI	Sell	30,688,400	1,973,569	3/11/16	202,156	—
Mexican Peso	HSBC	Buy	135,500,950	8,518,858	3/11/16	—	(697,399)
Mexican Peso	HSBC	Sell	135,500,950	8,714,728	3/11/16	893,270	—
Mexican Peso	CITI	Buy	13,389,800	834,177	3/14/16	—	(61,448)
Mexican Peso	CITI	Sell	13,389,800	860,892	3/14/16	88,163	—
Singapore Dollar	DBAB	Buy	12,363,000	8,687,983	3/14/16	9,127	—
Singapore Dollar	DBAB	Sell	12,363,000	8,779,604	3/14/16	82,494	—
Chilean Peso	DBAB	Buy	1,231,460,000	1,713,050	3/16/16	9,794	—
Chilean Peso	JPHQ	Buy	1,792,000,000	2,493,738	3/16/16	13,316	—

Annual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	1,161,439	1,242,902	3/16/16	$—	$(21,202)
Euro	CITI	Sell	861,168	922,742	3/16/16	—	(14,549)
Euro	JPHQ	Sell	541,000	579,330	3/16/16	—	(9,492)
Japanese Yen	CITI	Sell	286,112,008	2,381,889	3/16/16	—	(3,103)
Singapore Dollar	HSBC	Buy	10,521,600	7,427,099	3/16/16	—	(25,826)
Singapore Dollar	HSBC	Sell	10,521,600	7,359,564	3/16/16	—	(41,709)
Mexican Peso	CITI	Buy	12,505,100	784,806	3/18/16	—	(63,337)
Mexican Peso	CITI	Sell	12,505,100	803,763	3/18/16	82,293	—
Euro	BZWS	Sell	678,250	770,763	3/21/16	32,458	—
Japanese Yen	CITI	Sell	1,866,452,000	15,518,075	3/22/16	—	(44,227)
Japanese Yen	MSCO	Sell	575,230,000	4,781,868	3/22/16	—	(14,346)
Malaysian Ringgit	HSBC	Buy	36,880,000	8,519,289	3/22/16	49,989	—
Euro	BZWS	Sell	744,197	799,573	3/23/16	—	(10,564)
Euro	DBAB	Sell	8,070,000	9,097,311	3/23/16	312,270	—
Mexican Peso	CITI	Buy	75,637,200	4,824,170	3/23/16	—	(461,896)
Mexican Peso	CITI	Sell	75,637,200	4,859,722	3/23/16	497,448	—
Euro	BZWS	Sell	1,647,381	1,841,591	3/24/16	48,194	—
Japanese Yen	DBAB	Sell	725,287,000	6,040,535	3/24/16	—	(7,334)
Japanese Yen	BZWS	Sell	983,714,840	8,304,475	3/28/16	100,345	—
Malaysian Ringgit	HSBC	Buy	20,347,000	4,956,585	3/28/16	16,926	(246,802)
Philippine Peso	JPHQ	Buy	123,740,000	2,604,450	3/28/16	8,285	—
Euro	BOFA	Sell	50,857,200	56,167,756	3/29/16	795,203	—
Euro	BZWS	Sell	18,402,361	20,274,801	3/29/16	238,588	—
Euro	CITI	Sell	1,532,964	1,731,184	3/29/16	62,116	—
Euro	DBAB	Sell	6,489,000	7,250,606	3/29/16	185,481	—
Euro	GSCO	Sell	30,376,000	33,387,780	3/29/16	314,849	—
Euro	HSBC	Sell	20,544,891	22,609,653	3/29/16	240,685	—
Japanese Yen	JPHQ	Sell	285,510,329	2,375,393	3/29/16	—	(5,846)
South Korean Won	DBAB	Buy	21,440,000,000	19,317,056	3/29/16	—	(1,111,951)
Euro	BOFA	Sell	14,283,200	15,836,712	3/30/16	284,950	—
Euro	BZWS	Sell	6,085,000	6,725,659	3/30/16	100,220	—
Euro	BZWS	Sell	6,085,000	6,838,506	3/31/16	212,850	—
Euro	GSCO	Sell	4,020,000	4,415,568	3/31/16	38,389	—
Euro	HSBC	Sell	5,430,000	6,102,587	3/31/16	190,128	—
Japanese Yen	JPHQ	Sell	172,207,000	1,441,998	3/31/16	5,635	—
Malaysian Ringgit	HSBC	Buy	7,790,000	1,755,097	3/31/16	54,359	—
South Korean Won	HSBC	Buy	9,530,000,000	7,966,895	3/31/16	125,005	—
Australian Dollar	GSCO	Sell	127,700,540	88,610,000	4/06/16	—	(3,977,081)
Japanese Yen	JPHQ	Sell	1,415,975,000	11,821,267	4/07/16	7,985	—
Euro	CITI	Sell	6,421,600	7,126,576	4/08/16	132,581	—
Malaysian Ringgit	HSBC	Buy	4,010,000	1,072,422	4/11/16	—	(141,365)
Euro	DBAB	Sell	7,243,000	7,842,938	4/13/16	—	(46,966)
Euro	SCNY	Sell	4,346,000	4,664,236	4/13/16	—	(69,924)
Japanese Yen	CITI	Sell	261,800,000	2,191,455	4/13/16	6,856	—
Euro	JPHQ	Sell	3,907,000	4,175,098	4/14/16	—	(80,992)
Euro	HSBC	Sell	6,919,000	7,372,195	4/18/16	—	(166,006)
Japanese Yen	BZWS	Sell	700,840,000	5,918,507	4/18/16	69,344	—
Euro	HSBC	Sell	12,569,000	14,350,781	4/20/16	656,050	—
Japanese Yen	JPHQ	Sell	1,233,160,000	10,378,213	4/20/16	85,654	—
Japanese Yen	JPHQ	Sell	917,650,000	7,782,224	4/21/16	122,810	—
Euro	DBAB	Sell	4,545,000	5,032,224	4/27/16	79,019	—
Euro	BZWS	Sell	6,575,679	7,186,987	4/29/16	20,250	—
Euro	DBAB	Sell	3,319,244	3,678,054	4/29/16	60,458	—
Euro	SCNY	Sell	11,263,000	12,403,942	4/29/16	128,561	—
Malaysian Ringgit	JPHQ	Buy	7,468,000	1,734,929	4/29/16	—	(2,147)
Euro	BOFA	Sell	32,701,000	36,206,547	5/04/16	560,360	—
Euro	BZWS	Sell	1,581,109	1,724,713	5/06/16	1,090	—

TGB-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	1,259,000	1,410,584	5/09/16	$37,968	$—
Euro	GSCO	Sell	2,990,000	3,268,130	5/09/16	8,304	—
Euro	BZWS	Sell	2,643,000	2,849,920	5/12/16	—	(31,875)
Euro	GSCO	Sell	2,279,000	2,450,951	5/12/16	—	(33,957)
Euro	MSCO	Sell	4,572,000	4,941,052	5/12/16	—	(44,029)
Euro	SCNY	Sell	629,000	675,521	5/12/16	—	(10,309)
Japanese Yen	GSCO	Sell	490,555,000	3,997,808	5/12/16	—	(99,623)
Japanese Yen	SCNY	Sell	366,681,000	2,985,844	5/12/16	—	(76,912)
Euro	GSCO	Sell	3,095,000	3,348,573	5/16/16	—	(26,503)
Euro	MSCO	Sell	5,391,000	5,806,242	5/16/16	—	(72,606)
Japanese Yen	SCNY	Sell	340,600,700	2,786,510	5/16/16	—	(58,787)
Australian Dollar	JPHQ	Sell	57,889,000	40,985,412	5/18/16	—	(908,823)
Euro	BZWS	Sell	8,551,980	9,822,804	5/18/16	496,317	—
Japanese Yen	BOFA	Sell	1,105,661,700	9,033,258	5/18/16	—	(203,795)
Japanese Yen	CITI	Sell	1,104,534,000	9,341,458	5/18/16	113,826	—
Australian Dollar	CITI	Sell	13,307,000	9,374,515	5/19/16	—	(255,331)
Australian Dollar	JPHQ	Sell	42,398,000	29,848,192	5/19/16	—	(833,872)
Euro	DBAB	Sell	5,073,398	5,426,405	5/19/16	—	(106,645)
Euro	UBSW	Sell	3,245,000	3,474,194	5/19/16	—	(64,804)
Japanese Yen	BOFA	Sell	1,102,846,375	9,272,759	5/19/16	58,918	—
Japanese Yen	BZWS	Sell	1,105,842,500	9,295,919	5/19/16	57,046	—
Japanese Yen	CITI	Sell	986,239,000	8,046,333	5/19/16	—	(193,301)
Japanese Yen	HSBC	Sell	1,106,730,400	9,348,570	5/19/16	102,278	—
Euro	JPHQ	Sell	15,309,581	17,571,036	5/20/16	873,853	—
Japanese Yen	JPHQ	Sell	715,709,000	6,026,186	5/20/16	46,522	—
Malaysian Ringgit	HSBC	Buy	4,326,000	977,296	5/20/16	25,668	—
Euro	DBAB	Sell	3,887,000	4,355,461	5/23/16	115,741	—
Malaysian Ringgit	HSBC	Buy	298,500	80,621	5/23/16	—	(11,423)
Euro	GSCO	Sell	4,454,000	4,787,248	5/24/16	—	(71,082)
Japanese Yen	HSBC	Sell	207,909,000	1,701,160	5/25/16	—	(36,186)
Euro	BZWS	Sell	2,680,925	3,122,674	5/26/16	198,185	—
Euro	JPHQ	Sell	4,730,771	5,303,265	5/26/16	142,700	—
Japanese Yen	BZWS	Sell	1,085,075,000	9,215,074	5/26/16	147,579	—
Japanese Yen	SCNY	Sell	937,086,000	7,905,230	5/26/16	74,414	—
Euro	BZWS	Sell	2,836,669	3,093,785	5/31/16	—	(1,106)
Malaysian Ringgit	HSBC	Buy	1,229,300	332,243	5/31/16	—	(47,353)
Euro	BZWS	Sell	7,895,591	8,783,253	6/06/16	167,232	—
Euro	DBAB	Sell	5,440,000	5,794,144	6/06/16	—	(142,226)
Euro	GSCO	Sell	2,033,100	2,315,111	6/08/16	96,356	—
Japanese Yen	CITI	Sell	1,370,500,000	11,124,577	6/08/16	—	(333,083)
Euro	HSBC	Sell	2,155,292	2,342,802	6/09/16	—	(9,380)
Euro	SCNY	Sell	2,400,751	2,610,085	6/09/16	—	(9,980)
Japanese Yen	HSBC	Sell	2,052,400,000	16,718,120	6/09/16	—	(440,937)
Japanese Yen	BZWS	Sell	1,689,110,000	13,602,548	6/10/16	—	(519,703)
Japanese Yen	CITI	Sell	2,595,800,000	20,921,217	6/10/16	—	(781,655)
Japanese Yen	HSBC	Sell	1,798,900,000	14,511,354	6/10/16	—	(528,825)
Euro	GSCO	Sell	8,105,300	9,231,531	6/13/16	384,635	—
Japanese Yen	DBAB	Sell	595,700,000	4,837,348	6/13/16	—	(143,661)
Japanese Yen	JPHQ	Sell	1,666,680,000	13,520,949	6/13/16	—	(415,172)
Australian Dollar	CITI	Sell	29,097,000	20,823,559	6/14/16	—	(209,056)
Australian Dollar	JPHQ	Sell	43,169,000	31,235,146	6/14/16	30,658	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,136,388	6/14/16	—	(41,587)
Euro	BOFA	Sell	17,769,000	19,582,504	6/15/16	186,451	—
Euro	DBAB	Sell	2,383,000	2,715,524	6/15/16	114,320	—
Japanese Yen	CITI	Sell	310,702,000	2,533,220	6/16/16	—	(65,009)
Japanese Yen	HSBC	Sell	1,455,540,000	12,139,616	6/16/16	—	(32,259)
Japanese Yen	JPHQ	Sell	702,800,000	5,727,441	6/16/16	—	(149,686)

Annual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	1,453,310,000	12,014,103		6/17/16	$—	$(139,532)
Japanese Yen	CITI	Sell	1,086,780,000	8,969,126		6/20/16	—	(120,233)
Malaysian Ringgit	JPHQ	Buy	14,772,000	3,838,877		6/20/16	—	(418,016)
Euro	BZWS	Sell	1,124,367	1,291,195		6/22/16	63,591	—
Japanese Yen	DBAB	Sell	1,455,820,000	11,913,421		6/22/16	—	(263,247)
Philippine Peso	JPHQ	Buy	251,010,000	5,477,219		6/27/16	—	(206,791)
Philippine Peso	JPHQ	Buy	17,950,000	392,093		6/29/16	—	(15,236)
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,476,193		7/05/16	—	(166,003)
Japanese Yen	JPHQ	Sell	1,415,975,000	11,849,064		7/07/16	—	(993)
Euro	MSCO	Sell	9,679,000	10,685,616		7/18/16	107,513	—
Malaysian Ringgit	JPHQ	Buy	23,832,213	5,722,020		7/19/16	—	(210,025)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,644,275	EUR	7/20/16	—	(240,906)
Euro	MSCO	Sell	12,182,000	13,316,753		7/22/16	1,046	—
Euro	DBAB	Sell	1,759,000	1,939,720		7/25/16	16,793	—
Japanese Yen	CITI	Sell	913,412,000	7,426,235		7/25/16	—	(223,477)
Japanese Yen	JPHQ	Sell	1,407,000,000	11,437,165		7/25/16	—	(346,284)
Malaysian Ringgit	HSBC	Buy	14,613,000	3,376,776		7/25/16	2,030	—
Malaysian Ringgit	HSBC	Buy	7,209,825	1,664,510		7/26/16	2,463	—
Malaysian Ringgit	DBAB	Buy	16,628,000	3,850,411	EUR	7/27/16	—	(365,217)
Malaysian Ringgit	JPHQ	Buy	9,715,000	2,481,481		7/27/16	—	(235,395)
Euro	CITI	Sell	1,935,410	2,137,147		7/28/16	21,121	—
Euro	GSCO	Sell	11,263,000	12,418,809		7/28/16	104,721	—
Euro	JPHQ	Sell	11,263,000	12,561,511		7/29/16	246,938	—
Japanese Yen	BZWS	Sell	1,079,470,000	8,837,430		7/29/16	—	(204,447)
Malaysian Ringgit	JPHQ	Buy	17,021,000	4,322,245		7/29/16	—	(387,390)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,780,122	EUR	7/29/16	—	(289,052)
Euro	BZWS	Sell	282,898	312,285		8/05/16	2,889	—
Euro	HSBC	Sell	11,263,000	12,433,226		8/05/16	115,259	—
Euro	JPHQ	Sell	5,724,900	6,320,433		8/05/16	59,301	—
Malaysian Ringgit	DBAB	Buy	143,249,150	32,381,471	EUR	8/08/16	—	(2,318,188)
Malaysian Ringgit	HSBC	Buy	21,208,085	5,290,119		8/08/16	—	(389,574)
Malaysian Ringgit	JPHQ	Buy	1,100,000	274,794		8/08/16	—	(20,617)
Euro	CITI	Sell	7,698,954	8,456,146		8/10/16	34,400	—
Japanese Yen	CITI	Sell	751,731,000	6,085,265		8/10/16	—	(214,432)
South Korean Won	HSBC	Buy	21,363,430,000	18,182,416		8/10/16	—	(62,614)
Euro	DBAB	Sell	4,845,000	5,348,614		8/11/16	48,547	—
Euro	JPHQ	Sell	6,343,900	6,981,462		8/11/16	41,711	—
South Korean Won	HSBC	Buy	11,980,000,000	1,262,275,045	JPY	8/12/16	—	(418,096)
Euro	MSCO	Sell	1,962,500	2,215,790		8/15/16	68,624	—
Euro	MSCO	Sell	1,962,500	2,200,335		8/17/16	53,000	—
Singapore Dollar	BZWS	Buy	4,886,000	3,473,377		8/17/16	—	(49,558)
Singapore Dollar	BZWS	Sell	4,886,000	3,453,858		8/17/16	30,038	—
Singapore Dollar	HSBC	Buy	3,667,000	2,607,181		8/17/16	—	(37,564)
Euro	BZWS	Sell	7,066,000	7,910,210		8/18/16	178,406	—
Japanese Yen	DBAB	Sell	838,612,000	6,811,781		8/18/16	—	(218,258)
Euro	JPHQ	Sell	7,851,000	8,744,954		8/22/16	152,828	—
Japanese Yen	HSBC	Sell	1,621,372,000	13,158,351		8/22/16	—	(435,706)
Japanese Yen	JPHQ	Sell	1,135,828,000	9,216,653		8/22/16	—	(306,462)
Japanese Yen	BZWS	Sell	376,247,000	3,069,400		8/24/16	—	(85,419)
Euro	SCNY	Sell	13,581,483	15,820,526		8/26/16	954,623	—
Japanese Yen	JPHQ	Sell	1,135,833,000	9,641,146		8/26/16	116,460	—
Euro	JPHQ	Sell	14,996,625	17,249,118		8/29/16	832,300	—
Japanese Yen	DBAB	Sell	685,950,000	5,766,709		8/29/16	13,886	—
Japanese Yen	JPHQ	Sell	751,903,000	6,318,592		8/29/16	12,645	—
Euro	DBAB	Sell	1,058,312	1,196,951		8/31/16	38,325	—
Japanese Yen	JPHQ	Sell	372,662,000	3,118,471		8/31/16	—	(7,166)
Euro	JPHQ	Sell	20,765,000	23,527,472		9/06/16	788,841	—

TGB-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	CITI	Sell	28,906,000	20,823,304		9/14/16	$4,196	$—
Japanese Yen	BZWS	Sell	981,707,504	8,158,168		9/20/16	—	(82,352)
Euro	DBAB	Sell	14,880,000	16,867,968		10/03/16	555,756	—
Euro	JPHQ	Sell	6,370,000	7,197,399		10/07/16	213,041	—
Japanese Yen	JPHQ	Sell	1,415,975,000	11,884,369		10/07/16	—	(10,638)
Euro	DBAB	Sell	18,880,000	21,406,750		10/11/16	702,176	—
Japanese Yen	HSBC	Sell	2,816,800,000	23,703,454		10/11/16	36,115	—
Euro	HSBC	Sell	8,692,000	9,857,684		10/13/16	324,836	—
Japanese Yen	BZWS	Sell	1,426,300,000	12,005,387		10/13/16	20,153	—
Japanese Yen	DBAB	Sell	1,406,600,000	11,843,058		10/13/16	23,364	—
Malaysian Ringgit	DBAB	Buy	60,000,000	12,390,550	EUR	10/17/16	227,867	—
Japanese Yen	JPHQ	Sell	652,895,000	5,559,439		10/19/16	71,547	—
Japanese Yen	BZWS	Sell	735,200,000	6,190,767		10/24/16	9,563	—
Euro	BZWS	Sell	5,604,306	6,239,134		10/27/16	88,850	—
Euro	DBAB	Sell	224,556	250,110		11/04/16	3,590	—
Euro	DBAB	Sell	15,875,000	17,454,563		11/09/16	22,928	—
Japanese Yen	CITI	Sell	341,992,119	2,841,410		11/09/16	—	(36,130)
Euro	CITI	Sell	5,658,426	6,115,910		11/14/16	—	(98,740)
Euro	JPHQ	Sell	8,969,211	9,693,161		11/14/16	—	(157,725)
Japanese Yen	CITI	Sell	796,524,000	6,545,517		11/14/16	—	(158,108)
Japanese Yen	HSBC	Sell	413,563,000	3,395,845		11/14/16	—	(84,742)
Japanese Yen	JPHQ	Sell	335,950,000	2,756,377		11/14/16	—	(71,011)
Japanese Yen	CITI	Sell	366,680,000	3,022,295		11/16/16	—	(64,020)
Japanese Yen	MSCO	Sell	300,000,000	2,471,475		11/16/16	—	(53,600)
Euro	DBAB	Sell	2,768,730	3,008,834		11/17/16	—	(32,468)
Euro	DBAB	Sell	2,240,000	2,430,960		11/18/16	—	(29,670)
Japanese Yen	DBAB	Sell	796,770,000	6,561,180		11/18/16	—	(145,819)
Japanese Yen	CITI	Sell	1,107,834,000	9,088,429		11/21/16	—	(238,386)
Euro	DBAB	Sell	837,570	904,626		11/28/16	—	(15,851)
Euro	GSCO	Sell	463,000	496,405		12/02/16	—	(12,515)
Australian Dollar	JPHQ	Sell	29,260,000	20,823,728		12/12/16	—	(186,497)
Australian Dollar	JPHQ	Sell	14,544,000	10,411,759		12/14/16	—	(30,904)
Euro	MSCO	Sell	1,412,000	1,567,461		12/14/16	14,588	—
Euro	JPHQ	Sell	5,095,000	5,670,378		12/15/16	66,808	—

Total Forward Exchange Contracts							$49,581,222	$(27,857,622)

Net unrealized appreciation (depreciation)							$21,723,600

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page TGB-37

Annual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
Description	Counterparty / Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 0.926%	LCH	$183,490,000	10/17/17	$321,238	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	13,090,000	10/04/23	—	(805,234)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	13,090,000	10/04/23	—	(825,006)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	13,090,000	10/07/23	—	(793,851)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.731%	LCH	34,000,000	7/07/24	—	(2,189,647)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.914%	LCH	114,670,000	1/22/25	1,105,191	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	143,340,000	1/23/25	686,685	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	84,590,000	1/27/25	401,799	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	21,150,000	1/29/25	170,263	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.942%	LCH	17,910,000	1/30/25	137,428	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.817%	LCH	28,210,000	2/03/25	538,223	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	6,370,000	10/04/43	—	(1,447,119)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	6,370,000	10/04/43	—	(1,472,006)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	6,370,000	10/07/43	—	(1,455,588)

Total Centrally Cleared Swap Contracts				3,360,827	(8,988,451)

OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3,240,000	3/04/21	—	(329,784)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	14,630,000	3/28/21	—	(1,440,294)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	7,460,000	2/25/41	—	(2,653,496)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	7,460,000	2/25/41	—	(2,657,408)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	5,600,000	2/28/41	—	(1,971,357)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	1,870,000	3/01/41	—	(646,676)

Total OTC Swap Contracts				—	(9,699,015)

Total Interest Rate Swap Contracts				3,360,827	(18,687,466)

Net unrealized appreciation (depreciation)					$(15,326,639)

See Abbreviations on page TGB-37.

TGB-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,893,105,633
Cost - Non-controlled affiliates (Note 3e)	420,632,565
Cost - Repurchase agreements	256,339,988

Total cost of investments	$3,570,078,186

Value - Unaffiliated issuers	$2,601,448,655
Value - Non-controlled affiliates (Note 3e)	420,632,565
Value - Repurchase agreements	256,339,988

Total value of investments	3,278,421,208
Cash	3,820,980
Restricted cash (Note 1e)	11,046,257
Foreign currency, at value (cost $24,785,830)	24,835,444
Receivables:
Capital shares sold	764,216
Interest	24,193,124
Due from brokers	32,922,862
Unrealized appreciation on OTC forward exchange contracts	49,581,222
Other assets	3,505

Total assets	3,425,588,818

Liabilities:
Payables:
Capital shares redeemed	2,271,758
Management fees	1,306,046
Distribution fees	1,324,426
Variation margin	1,991,557
Due to Brokers	11,046,257
Unrealized depreciation on OTC forward exchange contracts	27,857,622
Unrealized depreciation on OTC swap contracts	9,699,015
Deferred tax	1,386,352
Accrued expenses and other liabilities	1,190,997

Total liabilities	58,074,030

Net assets, at value	$3,367,514,788

Net assets consist of:
Paid-in capital	$3,691,143,545
Distributions in excess of net investment income	(39,413,185)
Net unrealized appreciation (depreciation)	(286,954,306)
Accumulated net realized gain (loss)	2,738,734

Net assets, at value	$3,367,514,788

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2015

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$292,802,321

Shares outstanding	17,915,670

Net asset value and maximum offering price per share	$16.34

Class 2:
Net assets, at value	$2,971,667,106

Shares outstanding	188,099,690

Net asset value and maximum offering price per share	$15.80

Class 4:
Net assets, at value	$103,045,361

Shares outstanding	6,368,724

Net asset value and maximum offering price per share	$16.18

TGB-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Templeton Global Bond VIP Fund
Investment income:
Interest (net of foreign taxes $3,263,991)	$112,995,300
Inflation principal adjustments	11,243,553

Total investment income	124,238,853

Expenses:
Management fees (Note 3a)	16,194,413
Distribution fees: (Note 3c)
Class 2	7,809,079
Class 4	382,765
Custodian fees (Note 4)	1,404,679
Reports to shareholders	582,267
Professional fees	112,653
Trustees’ fees and expenses	15,330
Other	161,260

Total expenses	26,662,446
Expense reductions (Note 4)	(15,911)
Expenses waived/paid by affiliates (Note 3e)	(14,054)

Net expenses	26,632,481

Net investment income	97,606,372

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(176,801,684)
Foreign currency transactions	254,546,819
Swap contracts	(8,296,986)

Net realized gain (loss)	69,448,149

Net change in unrealized appreciation (depreciation) on:
Investments	(154,083,391)
Translation of other assets and liabilities denominated in foreign currencies	(169,975,505)
Swap contracts	700,784
Change in deferred taxes on unrealized appreciation	1,238,313

Net change in unrealized appreciation (depreciation)	(322,119,799)

Net realized and unrealized gain (loss)	(252,671,650)

Net increase (decrease) in net assets resulting from operations	$(155,065,278)

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$97,606,372	$100,660,962
Net realized gain (loss)	69,448,149	33,697,929
Net change in unrealized appreciation (depreciation)	(322,119,799)	(73,886,293)

Net increase (decrease) in net assets resulting from operations	(155,065,278)	60,472,598

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(24,254,176)	(15,858,865)
Class 2	(245,964,961)	(156,385,457)
Class 4	(8,346,133)	(5,645,270)
Net realized gains:
Class 1	(1,526,914)	—
Class 2	(15,975,209)	—
Class 4	(550,981)	—

Total distributions to shareholders	(296,618,374)	(177,889,592)

Capital share transactions: (Note 2)
Class 1	8,052,024	52,744,146
Class 2	193,114,598	457,068,596
Class 3	—	(195,888,546)
Class 4	5,703,235	(3,448,828)

Total capital share transactions	206,869,857	310,475,368

Redemption fees	—	1,163

Net increase (decrease) in net assets	(244,813,795)	193,059,537
Net assets:
Beginning of year	3,612,328,583	3,419,269,046

End of year	$3,367,514,788	$3,612,328,583

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(39,413,185)	$39,205,955

TGB-26	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

TGB-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Annual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the year.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	3,348,667	$58,944,948	4,252,687	$81,034,541
Shares issued in reinvestment of distributions	1,514,753	25,781,090	844,006	15,858,865
Shares redeemed	(4,380,221)	(76,674,014)	(2,332,299)	(44,149,260)

Net increase (decrease)	483,199	$8,052,024	2,764,394	$52,744,146

Class 2 Shares:
Shares sold	15,666,500	$268,873,539	34,833,702	$645,437,884
Shares issued in reinvestment of distributions	15,904,078	261,940,170	8,573,764	156,385,457
Shares redeemed	(20,123,134)	(337,699,111)	(18,696,173)	(344,754,745)

Net increase (decrease)	11,447,444	$193,114,598	24,711,293	$457,068,596

Class 3 Shares[a]:
Shares sold			167,296	$3,090,319
Shares redeemed			(10,595,103)	(198,978,865)

Net increase (decrease)			(10,427,807)	$(195,888,546)

Class 4 Shares:
Shares sold	1,068,838	$18,598,516	721,184	$13,510,739
Shares issued in reinvestment of distributions	527,080	8,897,114	302,695	5,645,270
Shares redeemed	(1,276,578)	(21,792,395)	(1,203,628)	(22,604,837)

Net increase (decrease)	319,340	$5,703,235	(179,749)	$(3,448,828)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	508,326,667	(87,694,102)	420,632,565	$420,632,565	$—	$—	2.15%

TGB-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$296,603,607	$177,889,592
Long term capital gain	14,767	—

	$296,618,374	$177,889,592

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,584,417,545

Unrealized appreciation	$22,783,422
Unrealized depreciation	(328,779,759)

Net unrealized appreciation (depreciation)	$(305,996,337)

Distributable earnings – undistributed long term capital gains	$2,737,578

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $1,156,376,637 and $1,062,944,774, respectively.

7. Credit Risk

At December 31, 2015, the Fund had 10.61% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$3,360,827	[a]	Variation margin	$8,988,451	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	9,699,015

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	49,581,222		Unrealized depreciation on OTC forward exchange contracts	27,857,622

Totals		$52,942,049			$46,545,088

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(8,296,986)		Swap contracts	$700,784
Foreign exchange contracts	Foreign currency transactions	270,973,045	[a]	Translation of other assets and liabilities denominated in foreign currencies	(170,939,683)[a]

Totals		$262,676,059			$(170,238,899)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

At December 31, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$49,581,222	$27,857,622
Swap Contracts	—	9,699,015

Total	$49,581,222	$37,556,637

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

TGB-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2015, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$2,031,383	$(203,795)	$(1,007,751)	$—	$819,837
BZWS	9,496,840	(1,031,934)	—	(7,410,000)	1,054,906
CITI	3,125,391	(3,125,391)	—	—	—
DBAB	10,725,090	(8,222,300)	—	(1,210,000)	1,292,790
GSCO	2,231,117	(2,231,117)	—	—	—
HSBC	4,650,545	(4,444,031)	(92,097)	—	114,417
JPHQ	13,672,368	(11,808,149)	(471,929)	(16,257)	1,376,033
MSCO	394,851	(394,851)	—	—	—
SCNY	3,253,637	(384,023)	—	(2,410,000)	459,614
UBSW	—	—	—	—	—

Total	$49,581,222	$(31,845,591)	$(1,571,777)	$(11,046,257)	$5,117,597

At December 31, 2015, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$203,795	$(203,795)	$—	$—	$—
BZWS	1,031,934	(1,031,934)	—	—	—
CITI	6,728,275	(3,125,391)	—	(3,602,884)	—
DBAB	8,222,300	(8,222,300)	—	—	—
GSCO	4,220,761	(2,231,117)	—	(1,989,644)	—
HSBC	4,444,031	(4,444,031)	—	—	—
JPHQ	11,808,149	(11,808,149)	—	—	—
MSCO	448,565	(394,851)	—	(53,714)	—
SCNY	384,023	(384,023)	—	—	—
UBSW	64,804	—	—	—	64,804

Total	$37,556,637	$(31,845,591)	$—	$(5,646,242)	$64,804

aAt December 31, 2015, the Fund received United Kingdom Bonds and Notes, U.S. Government and Agency Securities and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 6.36% of average month end net assets. The average month end number of open derivative contracts for the year was 491.

Annual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page TGB-37

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$2,021,572,699	$—	$2,021,572,699
Quasi-Sovereign and Corporate Bonds[a]	—	2,423,496	—	2,423,496
Short Term Investments	420,632,565	833,792,448	—	1,254,425,013

Total Investments in Securities	$420,632,565	$2,857,788,643	$—	$3,278,421,208

Other Financial Instruments
Forward Exchange Contracts	$—	$49,581,222	$—	$49,581,222
Swap Contracts	—	3,360,827	—	3,360,827

Total Other Financial Instruments	$—	$52,942,049	$—	$52,942,049

TGB-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$27,857,622	$—	$27,857,622
Swap Contracts	—	18,687,466	—	18,687,466

Total Other Financial Instruments	$—	$46,545,088	$—	$46,545,088

aFor detailed categories, see accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	EUR	Euro	FRN	Floating Rate Note

CITI	Citigroup, Inc.	HUF	Hungarian Forint	GDP	Gross Domestic Product

CME	Chicago Mercantile Exchange	IDR	Indonesian Rupiah

DBAB	Deutsche Bank AG	INR	Indian Rupee

GSCO	Goldman Sachs Group, Inc.	JPY	Japanese Yen

HSBK	HSBC Bank USA N.A.	KRW	South Korean Won

JPHQ	JPMorgan Chase & Co.	LKR	Sri Lankan Rupee

LCH	London Clearing House	MXN	Mexican Peso

MSCO	Morgan Stanley	MYR	Malaysian Ringgit

SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol

UBSW	UBS AG	PHP	Philippine Peso

		PLN	Polish Zloty

		SGD	Singapore Dollar

Annual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Global Bond VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

TGB-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $14,767 as long term capital gain dividends for the fiscal year ended December 31, 2015.

Annual Report	TGB-39

Templeton Growth VIP Fund

This annual report for Templeton Growth VIP Fund covers the fiscal year ended December 31, 2015.

Class 2 Performance Summary as of December 31, 2015

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/15	1-Year	5-Year	10-Year
Average Annual Total Return	-6.49%	+6.01%	+3.09%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/06–12/31/15)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI World Index and the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller and midsized-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Value securities may not increase in price as anticipated or may decline further in value. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the MSCI ACWI returned -1.84%, and the MSCI World Index returned -0.32% for the period under review.1

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in the U.S.

monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the Fed increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projections.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. In China, the government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. In October, emerging market equities gained after China expanded its monetary and fiscal stimulus to support its economy. Emerging equity markets recovered some of their losses after the Fed increased its target interest rate in December. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the tumultuous past year, global stocks hit record highs before succumbing in the third quarter to fears about Fed tightening, emerging market instability and commodity weakness. Stocks staged a patchy and partial recovery throughout the final months of 2015, but ultimately ended the year modestly down, with a narrow group of high growth, high-quality, low risk issues outperforming value-priced and economically cyclical stocks.

Stock selection in the industrials sector notably detracted from performance relative to the MSCI ACWI, pressured by

Top 10 Holdings
12/31/15
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.6%
Citigroup Inc. Banks, U.S.	2.6%
Microsoft Corp. Software, U.S.	2.4%
Amgen Inc. Biotechnology, U.S.	2.2%
Allergan PLC Pharmaceuticals, U.S.	2.0%
JPMorgan Chase & Co. Banks, U.S.	2.0%
American International Group Inc. Insurance, U.S.	2.0%
Total SA, B Oil, Gas & Consumable Fuels, France	1.9%
Deutsche Lufthansa AG Airlines, Germany	1.9%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

off-benchmark U.S. truck-maker Navistar International.3 Shares declined after a failed engine strategy and poor international results led to a string of earnings disappointments. The firm is under new management with a chief executive officer (CEO) who we believe is aggressively rebuilding the brand and helping Navistar gain market share in the profitable medium-duty truck segment. A prominent activist investor has also become the firm’s largest shareholder and is advocating further restructuring. More broadly, we have not found an abundance of what we consider value in the diverse industrials sector given significant overcapacity and still anemic global growth trends. However, in our analysis, select opportunities existed among companies that have benefited from restructuring in the aftermath of the global financial crisis, and whose share prices failed to properly discount an eventual cyclical recovery.

Stock selection in telecommunication services also detracted, pressured by Turkish mobile company Turkcell Iletisim Hizmetleri and Spanish mobile operator Telefonica.4 The former declined amid an ongoing shareholder dispute, a

2. Please see Index Descriptions following the Fund Summaries.

3. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, industrial conglomerates and machinery in the SOI.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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flagging Turkish lira and heightened geopolitical tensions in the region. However, in our analysis, valuations and dividends at Turkcell remained attractive and the firm is well positioned in a secular growth market, representing an interesting long-term opportunity. Shares of Telefonica fell primarily due to continued concerns about the company’s Latin American exposure. Although the firm’s CEO admitted that Brazil’s longest recession since the 1930s has created considerable headwinds, he also confirmed solid operational progress and an improving market position in the important region. Telefonica has taken major steps to streamline and focus its operations where it has the best growth opportunities, exiting ancillary European markets and using cash to reduce debt and improve its market position in Brazil, Spain and Germany. With Spain exiting recession and the commercial environment in Brazil likely to improve over our investment horizon, we believed Telefonica appeared well positioned for the long term.

Stock selection in energy helped relative returns, though our overweighted allocation to the weak sector resulted in energy detracting overall from relative performance.5 Although the timing for recovery in the broader energy sector remained uncertain, at year-end oil traded near the cash cost of production, a very depressed level realized only a few times in the past 25 years. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production necessary to meet global demand over the long term. U.S. oil and gas producer Chesapeake Energy was a major laggard, declining as the rout in hydrocarbon prices continued. Although we believed the stock would likely remain depressed in an environment of low oil and gas prices, we were pleased to see Chesapeake making progress in the things that it can control, including lowering costs, increasing drilling efficiencies and selling assets to shore up its balance sheet. In our analysis, the company’s stock is cheap with the potential to appreciate over a long-term horizon once the cycle turns.

Stock selection and underweightings in consumer staples and consumer discretionary also detracted during the year in review.6 From the former sector, U.K. grocer Tesco declined following difficult holiday trading. However, with sentiment at an all-time low, valuation extremely depressed and progress evident under new management in the form of steadily improving transactions and volume, Tesco appeared to us positioned for a recovery. From the latter sector, U.S. fashion retailer Michael Kors Holdings fell after posting a sales decline in its primary North American market and issuing a disappointing forecast. Although the company generated positive cash flows, with a strong balance sheet and shareholder-friendly buyback policy, growth has been moderating following a phenomenal expansion, and the consequent uncertainty has created potential opportunities for price-sensitive buyers, in our view.

Turning to contributors, stock selection and an overweighted position in health care contributed to relative performance, led by off-benchmark Israeli generic drug maker Teva Pharmaceutical Industries and U.S.-based specialty pharmaceuticals firm Allergan.7 The main catalyst for the outperformance of both stocks was a third-quarter deal in which Teva agreed to buy Allergan’s generic drug business to create one of the world’s largest pharmaceuticals companies. We believed the transaction was mutually beneficial, giving Teva market-leading scale and cost-reduction opportunities in a highly competitive market, and providing Allergan the ability to reduce debt and focus on its core portfolio of lucrative brand-name drugs following a spree of major acquisitions. More broadly in health care, major pharmaceuticals firms have been rallying and the industry has been trading at a slight premium to the broader market. Biotechnology stocks have also become more expensive, though we continued to find select opportunities among firms where we believe growth and innovation were still being underestimated.

Stock selection in materials also contributed.8 Irish building materials firm CRH delivered strong gains as firmer demand in key markets like the U.S. and Europe improved the company’s earnings outlook. We believe restructuring and cost-saving initiatives have been well executed thus far, and CRH stands to benefit from the acquisition of assets divested as a regulatory requirement of a merger between competitors. Within the materials sector more broadly, we continued to find what we considered only selective values. In general, construction materials firms are highly sensitive to wider economic trends, and we believe valuations have begun to reflect expected earnings improvements as major western property markets recover. Elsewhere, chemicals stocks looked generally expensive to us with margins near cyclical peaks and new capacity negatively impacting industry pricing. The mining industry also suffered

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The consumer staples sector comprises food and staples retailing in the SOI. The consumer discretionary sector comprises auto components; automobiles; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

7. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.

8. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

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from significant excess capacity following an unprecedented investment boom in China. Although the sector began to look attractively valued to us following extreme weakness, bottom-up bargains remained highly selective, in our analysis.

Although our overweighting in financials detracted, stock selection benefited and led to overall contribution for the sector.9 European insurers Axa and Swiss Re and U.S. insurer American International Group were major contributors. Following a relatively benign year for natural weather events, corporate profits in the sector have strengthened, supporting insurance stocks. Long-term opportunities appeared attractive to us in the financials sector, where low-valued firms have restructured, cut costs and provisions and should benefit from a turn in the business or interest-rate cycle and any potential easing of financial crisis-era regulations.

From a regional standpoint, Asian holdings detracted, pressured by an underweighting and stock selection in a strong Japanese market as well as stock selection and an overweighting in South Korea. Stock selection and an underweighting in the solid U.S. market as well as stock selection and an overweighting in Europe also detracted.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the year ended December 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. However, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our portfolio accordingly.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

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TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Fund-Level Expenses Incurred During Period* 7/1/15–12/31/15
Actual	$1,000	$ 925.00	$5.14
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.06%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Year Ended December 31,
	2015	2014	2013		2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.85	$15.47	$12.16		$10.27		$11.19

Income from investment operations[a]:

Net investment income[b]	0.28	0.38 [c]	0.22		0.27		0.25

Net realized and unrealized gains (losses)	(1.17)	(0.75)	3.49		1.88		(0.99)

Total from investment operations	(0.89)	(0.37)	3.71		2.15		(0.74)

Less distributions from net investment income	(0.42)	(0.25)	(0.40)		(0.26)		(0.18)

Net asset value, end of year	$13.54	$14.85	$15.47		$12.16		$10.27

Total return[d]	(6.24)%	(2.53)%	31.05%		21.40%		(6.80)%

Ratios to average net assets

Expenses	0.80% [e]	0.78%	0.78%	[f]	0.78%	[f]	0.78% [f]

Net investment income	1.96%	2.46% [c]	1.62%		2.31%		2.22%

Supplemental data

Net assets, end of year (000’s)	$468,548	$572,860	$588,409		$476,954		$1,200,682

Portfolio turnover rate	20.92%	17.46%	11.60%		18.73%	[g]	42.13% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013		2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.61	$15.23	$11.97		$10.11		$11.01

Income from investment operations[a]:

Net investment income[b]	0.25	0.34 [c]	0.19		0.21		0.21

Net realized and unrealized gains (losses)	(1.16)	(0.75)	3.44		1.88		(0.96)

Total from investment operations	(0.91)	(0.41)	3.63		2.09		(0.75)

Less distributions from net investment income	(0.38)	(0.21)	(0.37)		(0.23)		(0.15)

Net asset value, end of year	$13.32	$14.61	$15.23		$11.97		$10.11

Total return[d]	(6.49)%	(2.81)%	30.82%		21.07%		(6.97)%

Ratios to average net assets

Expenses	1.05% [e]	1.03%	1.03%	[f]	1.03%	[f]	1.03% [f]

Net investment income	1.71%	2.21% [c]	1.37%		2.06%		1.97%

Supplemental data

Net assets, end of year (000’s)	$921,895	$1,171,896	$1,450,304		$1,352,554		$1,254,193

Portfolio turnover rate	20.92%	17.46%	11.60%		18.73%	[g]	42.13% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2015	2014	2013		2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.73	$15.35	$12.07		$10.19		$11.11

Income from investment operations[a]:

Net investment income[b]	0.23	0.33 [c]	0.17		0.20		0.20

Net realized and unrealized gains (losses)	(1.16)	(0.76)	3.47		1.90		(0.98)

Total from investment operations	(0.93)	(0.43)	3.64		2.10		(0.78)

Less distributions from net investment income	(0.36)	(0.19)	(0.36)		(0.22)		(0.14)

Net asset value, end of year	$13.44	$14.73	$15.35		$12.07		$10.19

Total return[d]	(6.54)%	(2.88)%	30.64%		21.02%		(7.14)%

Ratios to average net assets

Expenses	1.15% [e]	1.13%	1.13%	[f]	1.13%	[f]	1.13% [f]

Net investment income	1.61%	2.11% [c]	1.27%		1.96%		1.87%

Supplemental data

Net assets, end of year (000’s)	$47,777	$59,989	$72,683		$67,158		$56,170

Portfolio turnover rate	20.92%	17.46%	11.60%		18.73%	[g]	42.13% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2015

Templeton Growth VIP Fund
		Country	Shares	Value
	Common Stocks 98.2%
	Aerospace & Defense 1.2%
	BAE Systems PLC	United Kingdom	2,319,032	$17,077,013

	Air Freight & Logistics 1.0%
	United Parcel Service Inc., B	United States	145,580	14,009,163

	Airlines 1.9%
a	Deutsche Lufthansa AG	Germany	1,735,414	27,456,386

	Auto Components 1.2%
	Cie Generale des Etablissements Michelin, B	France	179,759	17,163,636

	Automobiles 3.7%
	Hero Motocorp Ltd.	India	220,820	8,985,691
	Hyundai Motor Co.	South Korea	178,330	22,607,797
	Nissan Motor Co. Ltd.	Japan	2,052,920	21,853,747

				53,447,235

	Banks 16.4%
	Bangkok Bank PCL, fgn.	Thailand	913,600	3,866,889
	BNP Paribas SA	France	401,637	22,786,810
	Citigroup Inc.	United States	714,070	36,953,122
	Credit Agricole SA	France	1,640,346	19,386,265
	DBS Group Holdings Ltd.	Singapore	932,690	10,978,628
	HSBC Holdings PLC	United Kingdom	3,052,064	24,337,278
	ING Groep NV, IDR	Netherlands	1,273,446	17,221,845
	JPMorgan Chase & Co.	United States	440,760	29,103,383
	KB Financial Group Inc.	South Korea	657,984	18,558,652
	Standard Chartered PLC	United Kingdom	1,768,693	14,695,461
	SunTrust Banks Inc.	United States	478,520	20,499,797
	UniCredit SpA	Italy	3,118,881	17,396,786

				235,784,916

	Biotechnology 2.7%
	Amgen Inc.	United States	197,700	32,092,641
	Gilead Sciences Inc.	United States	70,840	7,168,299

				39,260,940

	Capital Markets 2.9%
	Credit Suisse Group AG	Switzerland	1,221,040	26,431,495
	Morgan Stanley	United States	476,620	15,161,282

				41,592,777

	Chemicals 1.0%
	Akzo Nobel NV	Netherlands	204,762	13,719,033

	Commercial Services & Supplies 0.5%
a	Serco Group PLC	United Kingdom	4,886,178	6,805,873

	Communications Equipment 2.0%
	Cisco Systems Inc.	United States	778,890	21,150,758
	Ericsson, B	Sweden	723,972	7,056,157

				28,206,915

	Construction & Engineering 0.6%
b	FLSmidth & Co. AS	Denmark	250,000	8,735,405

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Construction Materials 1.3%
	CRH PLC	Ireland	648,081	$18,796,212

	Consumer Finance 1.3%
	Capital One Financial Corp.	United States	249,970	18,042,834

	Diversified Telecommunication Services 2.8%
	China Telecom Corp. Ltd., ADR	China	179,195	8,323,608
	Singapore Telecommunications Ltd.	Singapore	4,679,470	12,112,035
	Telefonica SA	Spain	1,787,635	19,874,512

				40,310,155

	Electronic Equipment, Instruments & Components 0.5%
a	Flextronics International Ltd.	Singapore	691,118	7,747,433

	Energy Equipment & Services 2.2%
	Baker Hughes Inc.	United States	301,680	13,922,532
	Halliburton Co.	United States	316,780	10,783,191
	Technip SA	France	137,470	6,829,461

				31,535,184

	Food & Staples Retailing 2.3%
	Metro AG	Germany	587,740	18,872,067
a	Tesco PLC	United Kingdom	6,655,808	14,666,440

				33,538,507

	Health Care Equipment & Supplies 3.1%
	Getinge AB, B	Sweden	925,050	24,374,845
	Medtronic PLC	United States	257,610	19,815,361

				44,190,206

	Industrial Conglomerates 1.8%
	Siemens AG	Germany	164,562	16,066,542
a	Toshiba Corp.	Japan	4,835,860	10,054,340

				26,120,882

	Insurance 5.6%
	Aegon NV	Netherlands	3,053,986	17,349,961
	American International Group Inc.	United States	453,280	28,089,762
	AXA SA	France	732,778	20,082,578
	Swiss Re AG	Switzerland	148,166	14,513,466

				80,035,767

	Internet Software & Services 1.6%
a	Alphabet Inc., A	United States	29,370	22,850,154

	Life Sciences Tools & Services 0.7%
a	QIAGEN NV	Netherlands	385,000	10,503,250

	Machinery 0.4%
a	Navistar International Corp.	United States	598,440	5,290,210

	Media 4.3%
	Comcast Corp., A	United States	405,602	22,888,121
	News Corp., A	United States	319,435	4,267,652
	Sky PLC	United Kingdom	1,074,857	17,617,253
	Twenty-First Century Fox Inc., A	United States	641,182	17,414,503

				62,187,529

Annual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Metals & Mining 1.5%
	Glencore PLC	Switzerland	6,553,520	$8,739,970
	MMC Norilsk Nickel PJSC, ADR	Russia	1,040,760	13,181,225

				21,921,195

	Oil, Gas & Consumable Fuels 10.3%
	Apache Corp.	United States	357,350	15,891,355
	BG Group PLC	United Kingdom	630,010	9,146,741
	BP PLC	United Kingdom	2,969,971	15,496,663
	Chesapeake Energy Corp.	United States	2,047,110	9,211,995
	Chevron Corp.	United States	198,410	17,848,964
	Eni SpA	Italy	776,759	11,643,812
	Galp Energia SGPS SA, B	Portugal	1,575,520	18,346,300
	Kunlun Energy Co. Ltd.	China	17,103,030	15,226,919
	Royal Dutch Shell PLC, A	United Kingdom	15,359	345,462
	Royal Dutch Shell PLC, B	United Kingdom	299,573	6,813,203
	Suncor Energy Inc.	Canada	46,000	1,187,826
	Total SA, B	France	618,659	27,730,836

				148,890,076

	Pharmaceuticals 10.5%
a	Allergan PLC	United States	93,324	29,163,750
	Eli Lilly & Co.	United States	97,150	8,185,859
	GlaxoSmithKline PLC	United Kingdom	1,154,149	23,356,897
	Merck KGaA	Germany	166,284	16,178,670
	Roche Holding AG	Switzerland	90,103	24,854,760
	Sanofi	France	251,317	21,457,257
	Teva Pharmaceutical Industries Ltd., ADR	Israel	417,580	27,409,951

				150,607,144

	Software 3.2%
	Microsoft Corp.	United States	633,769	35,161,504
	Oracle Corp.	United States	307,200	11,222,016

				46,383,520

	Specialty Retail 1.0%
	Kingfisher PLC	United Kingdom	2,861,338	13,896,560

	Technology Hardware, Storage & Peripherals 4.9%
	Hewlett Packard Enterprise Co.	United States	677,340	10,295,568
	HP Inc.	United States	677,340	8,019,706
	Samsung Electronics Co. Ltd.	South Korea	48,400	51,887,587

				70,202,861

	Textiles, Apparel & Luxury Goods 0.9%
a	Michael Kors Holdings Ltd.	United States	321,440	12,876,886

	Wireless Telecommunication Services 2.9%
	SoftBank Group Corp.	Japan	346,820	17,713,948
	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,653,543	14,038,580
	Vodafone Group PLC	United Kingdom	3,292,417	10,724,816

				42,477,344

	Total Common Stocks (Cost $1,306,478,339)			1,411,663,201

TG-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Preferred Stocks (Cost $22,230,600) 0.4%
	Oil, Gas & Consumable Fuels 0.4%
a	Petroleo Brasileiro SA, ADR, pfd.	Brazil	1,913,392	$6,505,533

	Total Investments before Short Term Investments (Cost $1,328,708,939)			1,418,168,734

			Principal Amount
	Short Term Investments 2.3%
	Time Deposits 1.7%
	Bank of Montreal, 0.10%, 1/04/16	United States	$13,000,000	13,000,000
	Royal Bank of Canada, 0.10%, 1/04/16	United States	11,500,000	11,500,000

	Total Time Deposits (Cost $24,500,000)			24,500,000

	Total Investments before Money Market Funds (Cost $1,353,208,939)			1,442,668,734

			Shares
c	Investments from Cash Collateral Received for Loaned Securities (Cost $8,864,598) 0.6%
	Money Market Funds 0.6%
a,d	Institutional Fiduciary Trust Money Market Portfolio	United States	8,864,598	8,864,598

	Total Investments (Cost $1,362,073,537) 100.9%			1,451,533,332
	Other Assets, less Liabilities (0.9)%			(13,313,763)

	Net Assets 100.0%			$1,438,219,569

See Abbreviations on page TG-23.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2015. See Note 1(c).

cSee Note 1(c) regarding securities on loan.

dSee Note 3(e) regarding investments in affiliated management investment companies.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2015

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,353,208,939
Cost - Non-controlled affiliates (Note 3e)	8,864,598

Total cost of investments	$1,362,073,537

Value - Unaffiliated issuers	$1,442,668,734
Value - Non-controlled affiliates (Note 3e)	8,864,598

Total value of investments (Includes securities loaned in the amount of $8,394,130)	1,451,533,332
Cash	263,278
Receivables:
Capital shares sold	95,309
Dividends and interest	2,561,782
Other assets	776,856

Total assets	1,455,230,557

Liabilities:
Payables:
Investment securities purchased	5,565,265
Capital shares redeemed	794,191
Management fees	959,522
Distribution fees	428,286
Payable upon return of securities loaned	8,864,598
Deferred tax	95,682
Accrued expenses and other liabilities	303,444

Total liabilities	17,010,988

Net assets, at value	$1,438,219,569

Net assets consist of:
Paid-in capital	$1,278,468,683
Undistributed net investment income	28,729,403
Net unrealized appreciation (depreciation)	89,287,654
Accumulated net realized gain (loss)	41,733,829

Net assets, at value	$1,438,219,569

Class 1:
Net assets, at value	$468,547,530

Shares outstanding	34,607,360

Net asset value and maximum offering price per share	$13.54

Class 2:
Net assets, at value	$921,895,486

Shares outstanding	69,201,526

Net asset value and maximum offering price per share	$13.32

Class 4:
Net assets, at value	$47,776,553

Shares outstanding	3,556,057

Net asset value and maximum offering price per share	$13.44

TG-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2015

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $3,801,734)	$44,050,949
Interest	20,197
Income from securities loaned	985,092
Other income (Note 1d)	898,971

Total investment income	45,955,209

Expenses:
Management fees (Note 3a)	12,745,094
Distribution fees: (Note 3c)
Class 2	2,687,141
Class 4	194,619
Custodian fees (Note 4)	135,178
Reports to shareholders	160,317
Registration and filing fees	348
Professional fees	138,254
Trustees’ fees and expenses	7,438
Other	157,565

Total expenses	16,225,954
Expenses waived/paid by affiliates (Note 3e)	(29,818)

Net expenses	16,196,136

Net investment income	29,759,073

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	131,279,844
Foreign currency transactions	(233,753)

Net realized gain (loss)	131,046,091

Net change in unrealized appreciation (depreciation) on:
Investments	(259,324,308)
Translation of other assets and liabilities denominated in foreign currencies	(28,994)
Change in deferred taxes on unrealized appreciation	(95,682)

Net change in unrealized appreciation (depreciation)	(259,448,984)

Net realized and unrealized gain (loss)	(128,402,893)

Net increase (decrease) in net assets resulting from operations	$(98,643,820)

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$29,759,073	$45,743,743
Net realized gain (loss)	131,046,091	105,495,221
Net change in unrealized appreciation (depreciation)	(259,448,984)	(200,494,822)

Net increase (decrease) in net assets resulting from operations	(98,643,820)	(49,255,858)

Distributions to shareholders from:
Net investment income:
Class 1	(15,123,132)	(9,482,577)
Class 2	(28,110,279)	(18,300,865)
Class 4	(1,358,156)	(885,005)

Total distributions to shareholders	(44,591,567)	(28,668,447)

Capital share transactions: (Note 2)
Class 1	(58,388,439)	9,471,206
Class 2	(157,221,222)	(227,816,318)
Class 4	(7,679,959)	(10,381,665)

Total capital share transactions	(223,289,620)	(228,726,777)

Net increase (decrease) in net assets	(366,525,007)	(306,651,082)
Net assets:
Beginning of year	1,804,744,576	2,111,395,658

End of year	$1,438,219,569	$1,804,744,576

Undistributed net investment income included in net assets:
End of year	$28,729,403	$44,589,038

TG-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of

Annual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund‘s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity investments[b]	$8,864,598

aThe agreements open at year end can be terminated at any time.

bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

TG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $909,116 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	326,516	$4,799,095	2,100,767	$33,047,439
Shares issued in reinvestment of distributions	1,016,340	15,123,132	589,713	9,482,577
Shares redeemed	(5,310,550)	(78,310,666)	(2,142,457)	(33,058,810)

Net increase (decrease)	(3,967,694)	$(58,388,439)	548,023	$9,471,206

Class 2 Shares:
Shares sold	2,945,698	$42,909,317	2,721,083	$41,308,837
Shares issued in reinvestment of distributions	1,917,482	28,110,279	1,155,358	18,300,865
Shares redeemed	(15,863,936)	(228,240,818)	(18,911,727)	(287,426,020)

Net increase (decrease)	(11,000,756)	$(157,221,222)	(15,035,286)	$(227,816,318)

Class 4 Shares:
Shares sold	307,977	$4,289,876	416,620	$6,355,215
Shares issued on reinvestment of distributions	91,767	1,358,156	55,382	885,005
Shares redeemed	(916,167)	(13,327,991)	(1,134,025)	(17,621,885)

Net increase (decrease)	(516,423)	$(7,679,959)	(662,023)	$(10,381,665)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

TG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	562,895,305	(554,030,707)	8,864,598	$8,864,598	$—	$—	0.05%

f. Other Affiliated Transactions

At December 31, 2015, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 23.40% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2015, the Fund utilized $72,285,267 of capital loss carryforwards.

Annual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$44,591,567	$28,668,447

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,373,094,168

Unrealized appreciation	$298,622,741
Unrealized depreciation	(220,183,577)

Net unrealized appreciation (depreciation)	$78,439,164

Undistributed ordinary income	$28,741,094
Undistributed long term capital gains	52,754,459

Distributable earnings	$81,495,553

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign capital gains tax and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $342,165,565 and $559,263,133, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

TG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$1,418,168,734	$—	$—	$1,418,168,734
Short Term Investments	8,864,598	24,500,000	—	33,364,598

Total Investments in Securities	$1,427,033,332	$24,500,000	$—	$1,451,533,332

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Annual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth VIP Fund (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2016

TG-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 23.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2016 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See www.franklintempletondatasources.com for additional data provider information.

Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity between one month and three months and are investment-grade rated, U.S. dollar denominated, fixed rate and nonconvertible.

Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/15, there were 286 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/15, there were 71 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/15, there were 55 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/15, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500 TM Value Index is market capitalization weighted and measures performance of those Russell 2500 TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Annual Report

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	147	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	123	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	147	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	147	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report	BOD-1

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	147	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	147	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	123	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	164	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

BOD-2	Annual Report

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1988	147	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Annual Report	BOD-3

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since November 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

BOD-4	Annual Report

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

Annual Report	BOD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	SI-1

Annual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2016 Franklin Templeton Investments. All rights reserved.	VIP2 A 02/16

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $870,366 for the fiscal year ended December 31, 2015 and $903,163 for the fiscal year ended December 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2015 and $9,566 for the fiscal year ended December 31, 2014. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $595,846 for the fiscal year ended December 31, 2015 and $195,213 for the fiscal year ended December 31, 2014. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, certifying assets under management, and XBRL tagging on financial statements. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2) and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $595,846 for the fiscal year ended December 31, 2015 and $204,779 for the fiscal year ended December 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 26, 2016

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date February 26, 2016